UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund:     BlackRock Funds II

BlackRock Aggressive Growth Prepared Portfolio

BlackRock Conservative Prepared Portfolio

BlackRock Core Bond Portfolio

BlackRock GNMA Portfolio

BlackRock Growth Prepared Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Moderate Prepared Portfolio

BlackRock Secured Credit Portfolio

BlackRock U.S. Government Bond Portfolio

Fund Address:     100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2014

Date of reporting period: 09/30/2014

Item 1 – Report to Stockholders

SEPTEMBER 30, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Funds II

„   BlackRock GNMA Portfolio

„   BlackRock Inflation Protected Bond Portfolio

„   BlackRock Investment Grade Bond Portfolio

„   BlackRock Secured Credit Portfolio

„   BlackRock U.S. Government Bond Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Shareholder Letter

Dear Shareholder,

The fourth quarter of 2013 was a generally strong period for most risk assets such as equities and high yield bonds even as investors grappled with uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. A prolonged debate over the U.S. debt ceiling and partial government shutdown roiled financial markets at the start of the period, but stocks quickly resumed their upward course once a compromise was struck in mid-October. Higher quality fixed income and emerging market investments, however, began to struggle as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes moved higher in the first half of 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however, as a number of developing economies showed signs of stress while facing the onset of diminishing global liquidity. These risks, combined with disappointing U.S. economic data, caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were assuaged by increasing evidence that the softer U.S. data was a temporary and weather-related trend, and forecasts pointed to growth picking up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic news. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings, increased merger-and-acquisition activity and, perhaps most importantly, a dovish tone from the Fed offering reassurance that no changes to short-term interest rates were on the horizon.

In the ongoing low-rate environment, investors looked to equities as a source of yield, pushing major indices to record levels. As stock2prices continued to move higher, investors soon became wary of stretched valuations and a new theme emerged. Stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names, broadly declined as investors fled to stocks with cheaper valuations. This rotation resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks, where earnings growth had not kept pace with market gains. In contrast, emerging market stocks benefited from the trend after having suffered heavy selling pressure earlier in the year.

Asset prices tend to be more vulnerable to bad news when investors believe valuations are high. Consequently, markets came under pressure in July as geopolitical turmoil intensified in Gaza, Iraq and Ukraine and financial troubles boiled over in Argentina and Portugal. Investors regained some confidence in August and, although volatility ticked up, markets briefly rebounded amid renewed comfort that the Fed would continue to keep rates low and hopes that the European Central Bank would increase stimulus. However, markets swiftly reversed in September as improving U.S. economic indicators raised the likelihood of the Fed increasing short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows. High valuations combined with impending rate hikes and tighter credit conditions stoked increasing volatility in financial markets. Escalating global risks added to uncertainty as the U.S. renewed its involvement in Iraq, the European Union imposed additional sanctions against Russia, and Scottish voters contemplated a referendum for the region’s independence from the UK. In this environment, most asset classes saw steep declines over the final month of the period.

U.S. large cap stocks were the strongest performers for the six- and 12-month periods ended September 30, 2014, while U.S. small cap and international stocks lagged. Emerging market equities endured some hearty swings in sentiment during the period, yet the asset class generated modest gains. Most fixed income assets produced positive results even as the Fed reduced its open-market purchases. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

The economic and monetary environment has remained generally supportive of financial markets, although higher stock valuations combined with expectations for higher U.S. rates has caused volatility to rise, albeit from levels below the historical norm.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.42%	19.73%
U.S. small cap equities (Russell 2000® Index)	(5.46)	3.93
International equities (MSCI Europe, Australasia, Far East Index)	(2.03)	4.25
Emerging market equities (MSCI Emerging Markets Index)	2.87	4.30
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.42	4.29
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.21	3.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.21	8.29
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.50	7.19

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2014	BlackRock GNMA Portfolio

Investment Objective

BlackRock GNMA Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2014, the Fund underperformed its benchmark, the Barclays GNMA MBS Index.

What factors influenced performance?

•

The Fund’s underweight in agency mortgage-backed securities (“MBS’) toward the end of the third quarter of 2014 detracted modestly from performance as the sector continued to perform well. Additionally, a short position in interest-only MBS in early 2014 detracted from performance as prepayment activity was slower than expected.

•

The Fund benefited from its positioning in agency mortgage-backed securities (“MBS”), specifically, an underweight in the sector in the fourth quarter of 2013 as the U.S. Federal Reserve began scaling back its asset purchase program. Subsequently, the Fund rebuilt the MBS position and moved to an overweight in late 2013. In addition, a yield curve flattening bias helped performance in 2014 as the Fund was positioned to benefit from declining yields on longer maturities. An overweight in 30-year MBS and a focus on higher coupons within 30-year MBS had a positive impact on returns. Positioning in U.S. rates enhanced results given the Fund’s long exposure to the 30-year part of the curve versus a short position in the 5-year portion via the use of futures contracts.

Describe recent portfolio activity

•	As the Fed began to scale back its asset purchase program, the Fund moved to an underweight in agency MBS. At the beginning of 2014, the

Fund moved to an overweight in MBS as sentiment with respect to the sector was negative despite a benign prepayment environment. This overweight was maintained for most of the remainder of the period. Late in the period, the Fund moved to a modest underweight in MBS based on its strong 2014 performance and tight spreads relative to other sectors.

•

As U.S. economic momentum continued to be strong, the Fund maintained a modest underweight in duration (lower sensitivity to interest rate movements) relative to the benchmark index. In addition, giving the decline in longer-term yields, the Fund reduced its positioning designed to benefit from flattening in the U.S. yield curve.

•	The Fund held cash that was committed for pending transactions. The cash balance did not have a material impact on performance.

Describe portfolio positioning at period end.

•

Relative to the Barclays GNMA MBS Index, the Fund ended the period with duration close to the benchmark. At the end of the period, the Fund had a modest underweight in agency MBS. The investment advisor continues to monitor U.S. economic data closely in view of the potential for volatility to rise with respect to both rates and credit spreads as the Fed winds down its asset purchase programs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	100%

Credit Quality Allocation	Percent of Long-Term Investments

AAA/Aaa[1]	100%

[1]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities as AAA/Aaa.

4	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

BlackRock GNMA Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its assets in GNMA securities.

[3]   An unmanaged index comprised of mortgage-backed pass through securities of GNMA.

Performance Summary for the Period Ended September 30, 2014
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	2.01%	1.86%	2.36%	3.67%	N/A	4.19%	N/A	5.01%	N/A
Institutional	1.98	1.82	2.45	3.64	N/A	4.19	N/A	4.99	N/A
Service	1.63	1.42	2.27	3.39	N/A	3.83	N/A	4.66	N/A
Investor A	1.65	1.53	2.17	3.26	(0.87)%	3.82	2.98%	4.61	4.19%
Investor B	0.99	0.86	1.87	2.52	(1.98)	2.98	2.64	4.06	4.06
Investor C	1.00	0.87	1.91	2.61	1.61	3.05	3.05	3.85	3.85
Barclays GNMA MBS Index	—	—	2.49	3.77	N/A	3.85	N/A	4.81	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[5]	Annualized Expense Ratio
BlackRock	$1,000.00	$1,023.60	$2.64	$1,000.00	$1,022.46	$2.64	0.52%
Institutional	$1,000.00	$1,024.50	$2.79	$1,000.00	$1,022.31	$2.79	0.55%
Service	$1,000.00	$1,022.70	$4.56	$1,000.00	$1,020.56	$4.56	0.90%
Investor A	$1,000.00	$1,021.70	$4.46	$1,000.00	$1,020.66	$4.46	0.88%
Investor B	$1,000.00	$1,018.70	$8.50	$1,000.00	$1,016.65	$8.49	1.68%
Investor C	$1,000.00	$1,019.10	$8.15	$1,000.00	$1,017.00	$8.14	1.61%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	5

Fund Summary as of September 30, 2014	BlackRock Inflation Protected Bond Portfolio

Investment Objective

BlackRock Inflation Protected Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2014, the Fund underperformed its benchmark, the Barclays U.S. Treasury Inflation Protected Securities Index.

What factors influenced performance?

•

The Fund’s short U.S. nominal duration positioning (lower sensitivity to interest rate movements) during the first half of 2014 detracted from relative performance, as did a long U.S. breakeven position via an overweight in long-dated U.S. Treasury inflation-protected securities (“TIPS”) and short position in nominal Treasuries during the third quarter of 2014. (“Breakeven” refers to the spread between real and nominal yields.)

•	The Fund held derivatives as part of its investment strategy. During the period, the use of derivatives had a negative impact on Fund returns.

•

Relative to the Barclays U.S. Treasury Inflation Protected Securities Index, the Fund maintained long exposure to U.S. breakevens, and short the front end of the U.S. yield curve. In Europe, the Fund favored real rates in the peripheral versus the core countries given better prospects for further spread compression in peripheral Europe. Additionally, the Fund remained short the euro relative to the U.S. dollar.

Describe recent portfolio activity.

•

Earlier in 2014, the Fund was biased toward long U.S. forward real rates. However, toward the end of the period, the Fund’s overweight in U.S. breakevens was reduced, mainly at the 10-year-and-longer portion of the curve. The Fund tended to be a seller of both U.S. 10-year real rates and long forward real rates. In addition, the Fund’s long Japanese breakeven position has been reduced as valuations appeared to be fair. In foreign currency, the Fund closed a short position in the Japanese yen versus the U.S. dollar given valuations, while remaining cautious on the yen given the likelihood that the Bank of Japan will continue to maintain accommodative policy.

Describe portfolio positioning at period end.

•

Relative to the Barclays U.S. Treasury Inflation Protected Securities Index, the Fund maintained long exposure to U.S. breakevens, and short the front end of the U.S. yield curve. In Europe, the Fund favored real rates in the peripheral versus the core countries given better prospects for further spread compression in peripheral Europe. Additionally, the Fund remained short the euro relative to the U.S. dollar.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Treasury Obligations	91%
Foreign Government Obligations	8
Non-Agency Mortgage-Backed Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	91%
AA/Aa	1
A	1
N/R	7

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed U.S. Treasury Obligations as AAA/Aaa.

6	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

BlackRock Inflation Protected Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations.

[3]   An unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury.

Performance Summary for the Period Ended September 30, 2014
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	(0.12)%	(0.29)%	1.56%	1.42%	N/A	4.37%	N/A	5.03%	N/A
Institutional	(0.20)	(0.33)	1.44	1.19	N/A	4.24	N/A	4.91	N/A
Service	(0.59)	(0.86)	1.33	0.93	N/A	3.94	N/A	4.60	N/A
Investor A	(0.57)	(0.70)	1.26	0.95	(3.09)%	3.93	3.08%	4.60	4.17%
Investor B	(1.13)	(1.27)	0.95	0.11	(4.25)	3.13	2.77	4.03	4.03
Investor C	(1.14)	(1.27)	0.96	0.24	(0.73)	3.19	3.19	3.84	3.84
Barclays U.S. Treasury Inflation Protected Securities Index	—	—	1.69	1.59	N/A	4.48	N/A	4.64	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[5]	Ending Account Value September 30, 2014	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$1,015.60	$1.67	$1.62	$1,000.00	$1,023.41	$1.67	$1,023.46	$1.62
Institutional	$1,000.00	$1,014.40	$2.27	$2.22	$1,000.00	$1,022.81	$2.28	$1,022.86	$2.23
Service	$1,000.00	$1,013.30	$3.84	$3.79	$1,000.00	$1,021.26	$3.85	$1,021.31	$3.80
Investor A	$1,000.00	$1,012.60	$3.88	$3.83	$1,000.00	$1,021.21	$3.90	$1,021.26	$3.85
Investor B	$1,000.00	$1,009.50	$7.41	$7.35	$1,000.00	$1,017.70	$7.44	$1,017.75	$7.38
Investor C	$1,000.00	$1,009.60	$7.25	$7.20	$1,000.00	$1,017.85	$7.28	$1,017.90	$7.23

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.33% for BlackRock, 0.45% for Institutional, 0.76% for Service, 0.77% for Investor A, 1.47% for Investor B and 1.44% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.32% for BlackRock, 0.44% for Institutional, 0.75% for Service, 0.76% for Investor A, 1.46% for Investor B and 1.43% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	7

Fund Summary as of September 30, 2014	BlackRock Investment Grade Bond Portfolio

Investment Objective

BlackRock Investment Grade Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2014, the Fund outperformed its benchmark, the Barclays U.S. Credit Index.

What factors influenced performance?

•

The Fund benefited from security selection in the industrials sector. Within the industrials sector, the Fund’s security selection in the communications, consumer cyclical and transportation industries aided performance. Elsewhere, allocations to capital securities and non-benchmark exposure to high yield debt benefited performance, as both of these sectors delivered strong returns. A tactical bias in favor of a flattening yield curve (i.e., holding fewer short-dated Treasury securities in favor of a larger weighting in longer-dated bonds) also made a positive contribution.

•	There were no material detractors from performance relative to the benchmark index.

Describe recent portfolio activity.

•

During the 12-month period, the Fund remained defensively positioned with a focus on security selection. Within corporate credit, the Fund remained overweight in financials and underweight in industrials. The Fund reduced its underweight in the emerging markets during the first quarter of 2014. The Fund tactically adjusted duration and yield curve positioning throughout the period, while seeking opportunities to take advantage of cheaper asset prices during periods of market volatility. More recently, the Fund began to increase overall credit quality by reducing its exposure to lower-quality issuers and increasing its exposure to higher-quality issuers.

•

Given higher valuations in the market, the Fund held an allocation to cash to capitalize on potential opportunities in periods of increased market volatility. The cash balance did not have a material impact on performance.

Describe portfolio positioning at period end.

•

As of period end, the Fund was positioned defensively in response to macro uncertainties. The Fund was overweight in financials relative to the Barclays U.S. Credit Index, with concentrations in life insurance and U.S. money center banks. The Fund remained underweight in industrials, especially in the energy, consumer non-cyclical and technology segments. Given the number of headwinds to sustainable growth and the continuation of low borrowing costs — an environment in which many companies tend to favor equity shareholders at the expense of debt investors — the Fund remained focused on bottom-up security selection. Outside of the corporate space, the Fund’s weighting in emerging market sovereign bonds was in line with that of the benchmark index, although the Fund maintained a higher-quality bias in this segment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Corporate Bonds	68%
U.S. Treasury Obligations	12
Preferred Securities	10
Foreign Agency Obligations	3
U.S. Government Sponsored Agency Securities	2
Asset-Backed Securities	2
Taxable Municipal Bonds	2
Foreign Government Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	17%
AA/Aa	2
A	25
BBB/Baa	45
BB/Ba	8
B	2
N/R	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

8	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

BlackRock Investment Grade Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade bonds and investments that are the economic equivalent of investment grade bonds. The Fund’s total returns prior to July 29, 2013, are the returns of the Fund when it followed different investment strategies under the name BlackRock Long Duration Bond Portfolio.

[3]

An unmanaged index that includes publicly issued U.S. corporate and non-corporate securities which include foreign agencies, sovereigns, supranationals and local authorities that meet the specified maturity, liquidity, and quality requirements.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2014
				Average Annual Total Returns[5]
				1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	2.97%	2.46%	2.65%	7.83%	N/A	7.98%	N/A	8.03%	N/A
Institutional	2.86	2.33	2.61	7.75	N/A	7.85	N/A	7.93	N/A
Investor A	2.39	1.72	2.47	7.20	2.92%	7.49	6.61%	7.58	6.95%
Barclays U.S. Credit Index	—	—	2.68	6.64	N/A	6.10	N/A	6.07	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on October 19, 2007.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[9]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[7]	Ending Account Value September 30, 2014	Expenses Paid During the Period[8]
BlackRock	$1,000.00	$1,026.50	$2.49	$2.29	$1,000.00	$1,022.61	$2.48	$1,022.81	$2.28
Institutional	$1,000.00	$1,026.10	$2.95	$2.74	$1,000.00	$1,022.16	$2.94	$1,022.36	$2.74
Investor A	$1,000.00	$1,024.70	$4.47	$4.26	$1,000.00	$1,020.66	$4.46	$1,020.86	$4.26

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.49% for BlackRock, 0.58% for Institutional and 0.88% for Investor A), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for BlackRock, 0.54% for Institutional and 0.84% for Investor A), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	9

Fund Summary as of September 30, 2014	BlackRock Secured Credit Portfolio

Investment Objective

BlackRock Secured Credit Portfolio’s (the “Fund”) investment objective is to seek to provide high current income, with a secondary objective of long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2014, the Fund’s Institutional and Investor A Shares outperformed the benchmark, the S&P/ LSTA Leveraged Loan Index, and the customized reference benchmark, which is a market-value-weighted blend of the S&P/LSTA Leveraged Loan Index and the secured bond component of the Barclays High Yield Index. For the same period, the Fund’s Investor C Shares performed in line with the S&P/LSTA Leveraged Loan Index and underperformed the customized reference benchmark.

What factors influenced performance?

•

Positioning in B-rated and CCC-rated high yield and loan credits drove the Fund’s positive performance. From a sector standpoint, positioning in the gaming, wireless and building materials sectors contributed positively. Tactical exposures to equity-like instruments including preferred securities and convertible bonds further propelled gains. Top individual performers during the period included Amaya and Caesars.

•

Conversely, an underweight to BB-rated assets, mainly within the high yield portion of the portfolio, detracted from returns as these credits outperformed the mid-to-lower rating tiers during the period. On a sector basis, positioning in the media & entertainment and electric sectors detracted from performance. From an issuer perspective, Texas Energy Future Holdings, HCA, Inc. and Avaya, Inc. were among the largest individual detractors. With rates moving lower during the period, tactical short positions in U.S. Treasury futures also hindered performance.

Describe recent portfolio activity.

•

During the 12-month period, the Fund continued to capitalize on opportunities across the high yield and bank loan markets with a focus on higher quality income-oriented credit names with stable fundamentals that pay an attractive coupon. The investment advisor continued to favor issuers in mature industries that generate consistent cash flows with favorable earnings visibility and hold profitable assets. Within the bank loan portion of the portfolio, the Fund continued to emphasize a higher quality bias in terms of credit quality, loan structure and liquidity. The high yield portion of the Fund maintained a conservative stance and generally sought to anchor risk in the more income-oriented businesses. Over the 12-month period, the Fund added to technology and health care positions.

•	At times, the Fund held cash committed for pending transactions. The cash balance did not have a material impact on the Fund’s performance.

Describe portfolio positioning at period end.

•

As of period end, the Fund held 65% of assets in senior secured bank loans, 16% in secured high yield bonds and 11% in unsecured high yield bonds. The remainder of the portfolio was invested in convertible securities, collateralized loan obligations and securitized assets. The largest individual holdings included HD Supply, Inc., Level 3 Financing, Inc. and Amaya. The Fund ended the period with a duration of 1.69 years. (Duration is a measure of the portfolio’s sensitivity to interest rate movements.)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Floating Rate Loan Interests	69%
Corporate Bonds	29
Preferred Securities	1
Asset-Backed Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

BBB/Baa	4%
BB/Ba	38
B	47
CCC/Caa	8
N/R	3

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

10	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

BlackRock Secured Credit Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its assets in secured instruments, including bank loans and bonds, issued primarily, but not exclusively, by below investment grade issuers. The Fund’s total returns prior to July 2, 2012, are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Multi-Sector Bond Portfolio.

[3]

Market value-weighted index designed to measure the performance of the U.S. leveraged loan market. It mirrors the market-weighted performance of the largest institutional leveraged loans based upon market weightings, spreads and interest payments.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2014
				Average Annual Total Returns[5]
				1 Year		Since Inception[6]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge		w/ sales charge
Institutional	4.39%	4.14%	1.15%	4.86%	N/A	6.10%		N/A
Investor A	4.03	3.65	1.02	4.60	1.99%	5.83		5.25%
Investor C	3.39	3.09	0.64	3.82	2.82	5.05		5.05
S&P/LSTA Leveraged Loan Index	—	—	0.91	3.85	N/A	5.67		N/A
Customized Reference Benchmark[7]	—	—	0.69	4.47	N/A	N/A	[8]	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on February 26, 2010.

[7]	A market-value-weighted blend of the S&P/LSTA Leveraged Loan Index and the secured bond component of the Barclays High Yield Index.

[8]	The Customized Reference Benchmark commenced in April 2012. As a result, the table does not include performance information since inception for the Customized Reference Benchmark.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[10]
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[9]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[9]	Annualized Expense Ratio
Institutional	$1,000.00	$1,011.50	$3.53	$1,000.00	$1,021.56	$3.55	0.70%
Investor A	$1,000.00	$1,010.20	$4.79	$1,000.00	$1,020.31	$4.81	0.95%
Investor C	$1,000.00	$1,006.40	$8.55	$1,000.00	$1,016.55	$8.59	1.70%

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	11

Fund Summary as of September 30, 2014	BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2014, the Fund’s Institutional, Investor A, and Service Shares outperformed the benchmark, the Barclays U.S. Government/Mortgage Index, while the Fund’s Investor B, Investor B1, Investor C, Investor C1 and Class R Shares underperformed the benchmark index.

What factors influenced performance?

•

The Fund benefited from its positioning in agency mortgage-backed securities (“MBS”), specifically, an underweight in the sector in the fourth quarter of 2013 as the U.S. Federal Reserve began scaling back its asset purchase program. Subsequently, the Fund rebuilt the MBS position and moved to an overweight in late 2013. In addition, a yield curve flattening bias helped performance in 2014 as the Fund was positioned to benefit from declining yields on longer maturities. An overweight in 30-year MBS and a focus on higher coupons within 30-year MBS had a positive impact on returns. Positioning in U.S. rates enhanced results given the Fund’s long exposure to the 30-year part of the curve versus a short position in the 5-year portion via the use of futures contracts.

•

Within commercial mortgage-backed securities (“CMBS”), exposure to interest-only securities added to performance as investors sought yield during the period. The Fund’s position in asset-backed securities (“ABS”) benefited performance as well. As the U.S. economy continued to gain strength in the second half of 2014, the Fund’s long position in the U.S. dollar against other developed market currencies helped returns.

•

The Fund’s underweight in agency MBS towards the end of the third quarter of 2014 detracted modestly from performance as the sector continued to perform well. Additionally, a short position in interest-only MBS in early 2014 detracted from performance as prepayment activity was slower than expected.

•	An additional modest detractor toward the end of the period was the Fund’s positioning around inflation expectations, i.e., breakeven positions, as core inflation was lower than expected in August. (“Breakeven” refers to the spread between real and nominal yields.)

Describe recent portfolio activity.

•

As the Fed began to scale back its asset purchase program, the Fund moved to an underweight in agency MBS. At the beginning of 2014, the Fund moved to an overweight in MBS as sentiment with respect to the sector was negative despite a benign prepayment environment. This overweight was maintained for most of the remainder of the period. Late in the period, the Fund moved to a modest underweight in MBS based on its strong 2014 performance and tight spreads relative to other sectors. While underweight in MBS overall, the Fund remained overweight in 30-year versus 15-year MBS, with a focus on higher coupons in 30-year MBS.

•	As U.S. economic momentum continued to be strong, the Fund maintained a modest underweight in duration (lower sensitivity to interest rate movements) relative to the benchmark index.

•	The Fund continued to hold long positions in 5-, 10- and 30-year inflation breakevens and maintained overweight exposure to securitized assets, specifically CMBS and ABS.

Describe portfolio positioning at period end.

•

Relative to the Barclays U.S. Government/Mortgage Index, the Fund ended the period slightly underweight in duration. This reflects the view that potential wage increases could put upward pressure on inflation as the employment picture continues to improve. At the end of the period, the Fund had a modest underweight in agency MBS. However, the Fund maintained a positive carry (income) profile versus the benchmark, with a bias toward higher coupons. The investment advisor continues to monitor U.S. economic data closely in view of the potential for volatility to rise with respect to both rates and credit spreads as the Fed winds down its asset purchase programs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	61%
U.S. Treasury Obligations	30
Corporate Bonds	5
Asset-Backed Securities	2
Non-Agency Mortgage-Backed Securities	2

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	99%
N/R	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

12	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

BlackRock U.S. Government Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. government and its agencies. The Fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays U.S. Government/Mortgage Index (the benchmark).

[3]	This index measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

Performance Summary for the Period Ended September 30, 2014
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	1.81%	1.45%	2.11%	3.37%	N/A	3.41%	N/A	3.98%	N/A
Service	1.62	1.28	2.02	3.18	N/A	3.16	N/A	3.71	N/A
Investor A	1.47	1.35	1.97	3.08	(1.04)%	3.04	2.21%	3.58	3.16%
Investor B	0.74	0.66	1.62	2.19	(2.31)	2.16	1.79	3.01	3.01
Investor B1	1.11	1.01	1.80	2.53	(1.47)	2.57	2.21	3.12	3.12
Investor C	0.79	0.71	1.56	2.25	1.25	2.24	2.24	2.78	2.78
Investor C1	0.96	0.88	1.75	2.44	1.44	2.48	2.48	3.04	3.04
Class R	1.22	1.14	1.81	2.76	N/A	2.81	N/A	3.37	N/A
Barclays U.S. Government/Mortgage Index	—	—	2.06	2.92	N/A	3.27	N/A	4.40	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[5]	Ending Account Value September 30, 2014	Expenses Paid During the Period[6]
Institutional	$1,000.00	$1,021.10	$3.19	$3.14	$1,000.00	$1,021.91	$3.19	$1,021.96	$3.14
Service	$1,000.00	$1,020.20	$4.15	$4.10	$1,000.00	$1,020.96	$4.15	$1,020.01	$4.10
Investor A	$1,000.00	$1,019.70	$4.61	$4.56	$1,000.00	$1,020.51	$4.61	$1,020.56	$4.56
Investor B	$1,000.00	$1,016.20	$9.00	$8.90	$1,000.00	$1,016.14	$9.00	$1,016.24	$8.90
Investor B1	$1,000.00	$1,018.00	$7.44	$7.34	$1,000.00	$1,017.70	$7.44	$1,017.80	$7.33
Investor C	$1,000.00	$1,015.60	$8.74	$8.69	$1,000.00	$1,016.39	$8.74	$1,016.44	$8.69
Investor C1	$1,000.00	$1,017.50	$7.79	$7.74	$1,000.00	$1,017.35	$7.79	$1,017.40	$7.74
Class R	$1,000.00	$1,018.10	$6.17	$6.12	$1,000.00	$1,018.95	$6.17	$1,019.00	$6.12

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.63% for Institutional, 0.82% for Service, 0.91% for Investor A, 1.78% for Investor B, 1.47% for Investor B1, 1.73% for Investor C, 1.54% for Investor C1 and 1.22% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.62% for Institutional, 0.81% for Service, 0.90% for Investor A, 1.76% for Investor B, 1.45% for Investor B1, 1.72% for Investor C, 1.53% for Investor C1 and 1.21% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	13

About Fund Performance

•

BlackRock and Institutional Shares (BlackRock Shares are available only in GNMA Portfolio, Inflation Protected Bond Portfolio, Investment Grade Bond Portfolio and U.S. Government Bond Portfolio) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Service Shares (available only in GNMA Portfolio, Inflation Protected Bond Portfolio and U.S. Government Bond Portfolio) are not subject to any sales charge (front-end load) or contingent deferred sales charge (“CDSC”). These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for BlackRock Secured Credit Portfolio, which is subject to an initial sales charge of 2.50%, and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

•

Investor B Shares (available only in GNMA Portfolio, Inflation Protected Bond Portfolio and U.S. Government Bond Portfolio) are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than seven years reflect this conversion.

•

Investor B1 Shares (available only in U.S. Government Bond Portfolio) are subject to a maximum CDSC of 4.00% declining to 0% after six years and a distribution fee of 0.50% per year and a service fee of 0.25% per year. Investor B1 Shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.) Prior to July 18, 2011, U.S. Government Bond Portfolio’s Investor B1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor B1 Shares fees.

•

Investor C and Investor C1 Shares (Investor C Shares are available only in GNMA Portfolio, Inflation Protected Bond Portfolio, Secured Credit Portfolio and U.S. Government Bond Portfolio. Investor C1 Shares are available only in U.S. Government Bond Portfolio) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% for Investor C Shares and 0.55% for Investor C1 Shares per year and a service fee of

0.25% per year. Prior to July 18, 2011, U.S. Government Bond Portfolio’s Investor C1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C1 Shares fees.

•

Class R Shares (available only in GNMA Portfolio, Inflation Protected Bond Portfolio, Investment Grade Bond Portfolio and U.S. Government Bond Portfolio) are not subject to any sales charge or CDSC. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to July 18, 2011, U.S. Government Bond Portfolio’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares fees.

Investor B, B1 and C1 Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waiver and/or reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2014 and held through September 30, 2014) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

14	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to Fund shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAVs positively or negatively in addition to the impact on Fund performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also will generally cause greater changes in each Fund’s NAVs and dividend rates than a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument.

The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower distributions paid to shareholders and/or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	15

Schedule of Investments September 30, 2014	BlackRock GNMA Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities		Par (000)		Value
Collateralized Mortgage Obligations — 2.7%
Fannie Mae, Series 1996-48, Class Z, 7.00%, 11/25/26	USD	652		$728,010
Ginnie Mae:
Series 2002-45, Class PG, 6.00%, 3/17/32		2,088		2,218,332
Series 2009-31, Class PT, 4.32%, 5/20/39 (a)		814		863,599
Series 2009-122, Class PY, 6.00%, 12/20/39		2,415		2,665,341
Series 2011-71, Class GF, 0.35%, 8/16/31 (a)		13,211		13,220,605

				19,695,887
Interest Only Collateralized Mortgage Obligations — 0.1%
Fannie Mae, Series 2013-121, Class SA, 5.95%, 12/25/43		940		145,461
Freddie Mac:
Series 4307, Class SE, 5.95%, 9/15/36		866		137,972
Series 4320, Class SD, 5.95%, 7/15/39		783		118,999

				402,432
Mortgage-Backed Securities — 170.9%
Fannie Mae Mortgage-Backed Securities:
3.00%, 2/01/43-10/01/44 (b)		72,462		71,640,939
3.28%, 2/01/41		116		116,586
3.40%, 4/01/41		187		188,904
3.50%, 3/01/43-10/01/44 (b)		54,285		55,565,276
4.00%, 7/01/43-10/01/44 (b)		62,499		65,978,522
4.49%, 7/01/37		109		117,647
4.50%, 10/01/44 (b)		72,000		77,581,402
5.00%, 1/01/21-10/01/44 (b)		6,368		7,039,218
5.50%, 12/01/32-10/01/44 (b)		800		895,652
6.00%, 10/01/44 (b)		200		225,898
6.50%, 9/01/28-8/01/35		5,566		6,428,045
8.50%, 1/20/18		532		569,535
Freddie Mac Mortgage-Backed Securities:
3.00%, 10/01/44 (b)		100		98,727
3.50%, 9/01/20-9/01/26		971		1,020,736
4.00%, 4/01/19-5/01/26		1,633		1,732,991
5.00%, 5/01/35-12/01/38		381		420,681
6.00%, 1/01/15-8/01/16		2		2,325
7.50%, 2/01/27-3/01/27		3		3,056
9.00%, 12/01/19		—	(c)	89
Ginnie Mae Mortgage-Backed Securities:
3.00%, 5/15/42-10/15/44 (b)		196,237		197,275,447
3.50%, 4/15/41-10/15/44 (b)		150,104		155,248,296
4.00%, 8/20/41-10/15/44 (b)		277,377		294,358,253
4.50%, 12/15/34-10/15/44 (b)		100,018		108,997,330
5.00%, 9/15/28-10/15/44 (b)		74,908		82,956,755
5.50%, 7/15/16-12/15/34		22,986		25,795,130
6.00%, 7/15/16-1/15/39		33,249		37,591,761
6.50%, 5/15/16-10/15/44 (b)		44,020		50,015,081
7.00%, 3/20/24-5/15/31		82		91,568

U.S. Government Sponsored Agency Securities		Par (000)		Value
Mortgage-Backed Securities (concluded)
7.50%, 4/20/23-10/20/25	USD	6		$7,614
8.00%, 3/15/17-5/15/30		193		209,277
8.50%, 6/15/16-2/15/25		68		70,057
9.00%, 4/15/16-10/15/21		70		72,512
9.50%, 6/15/16-9/15/22		113		117,685
10.00%, 2/15/16-6/15/18		30		30,125
11.50%, 12/15/15		—	(c)	210
12.00%, 6/15/15		—	(c)	424

				1,242,463,754
Total U.S. Government Sponsored Agency Securities — 173.7%				1,262,562,073
Total Long-Term Investments (Cost — $1,255,765,448) — 173.7%				1,262,562,073

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (d)(e)	94,776,947			94,776,947
Total Short-Term Securities (Cost — $94,776,947) — 13.1%				94,776,947

Options Purchased
(Cost — $2,332,470) — 0.3%				2,400,315
Total Investments Before TBA Sale Commitments and Options Written (Cost — $1,352,874,865) — 187.1%				1,359,739,335

TBA Sale Commitments (b)	Par (000)
Fannie Mae Mortgage-Backed Securities:
3.00%, 10/01/44		47,300		(46,571,427)
3.50%, 10/01/44		52,600		(53,698,499)
4.00%, 10/01/44		62,400		(65,757,900)
4.50%, 10/01/44		36,000		(38,840,623)
5.00%, 10/01/44		3,600		(3,969,945)
6.00%, 10/01/44		100		(113,043)

Portfolio Abbreviations
AKA	Also known as	GBP	British Pound	RB	Revenue Bond
AUD	Australian Dollar	INR	Indian Rupee	REMIC	Real Estate Mortgage Investment Conduit
CAD	Canadian Dollar	JPY	Japanese Yen	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate	USD	United States Dollar
EUR	Euro	MXN	Mexican Peso
EURIBOR	Euro Interbank Offered Rate	NZD	New Zealand Dollar
FKA	Formerly known as

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock GNMA Portfolio
(Percentages shown are based on Net Assets)

TBA Sale Commitments (b)		Par (000)	Value
Ginnie Mae Mortgage-Backed Securities:
3.00%, 10/15/44	USD	92,400	$(92,984,716)
3.50%, 10/15/44		34,000	(35,131,560)
4.00%, 10/15/44		69,000	(73,123,821)
4.50%, 10/15/44		41,900	(45,441,857)
5.50%, 10/15/44		2,700	(2,998,793)
6.00%, 10/15/44		19,600	(21,952,000)
Total TBA Sale Commitments (Proceeds — $480,245,649) — (66.1)%			(480,584,184)

Options Written	Value
(Premiums Received — $3,450,110) — (0.6)%	$(4,217,151)
Total Investments Net of TBA Sale Commitments and Options Written — 120.4%	874,938,000
Liabilities in Excess of Other Assets — (20.4)%	(147,957,333)

Net Assets — 100.0%	$726,980,667

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Represents or includes a TBA transaction. Unsettled TBA transactions as of September 30, 2014 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
BNP Paribas Securities Corp.	$573,359	$(14,578)
Citigroup Global Markets, Inc.	$5,277,707	$86,778
Credit Suisse Securities (USA) LLC	$(54,794,667)	$62,809
Deutsche Bank Securities, Inc.	$(11,210,914)	$120,117
Goldman Sachs & Co.	$147,947,455	$1,091,724
J.P. Morgan Securities LLC	$95,560,015	$534,664
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(4,866,433)	$12,000
Morgan Stanley & Co. LLC	$(18,909,611)	$(10,927)
Nomura Securities International, Inc.	$(7,294,781)	$21,969
RBC Capital Markets, LLC	$306,633	$1,840

(c)	Amount is less than $500.

(d)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2013	Net Activity	Shares Held at September 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	157,515,127	(62,738,180)	94,776,947	$55,444

(e)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of September 30, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
153	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	December 2014	USD	19,070,016	$73,489
(3)	Euro Dollar Futures	Chicago Mercantile	December 2014	USD	748,163	(3,144)
740	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	December 2014	USD	87,510,782	174,474
(3)	Euro Dollar Futures	Chicago Mercantile	March 2015	USD	747,487	(1,533)
7	Euro Dollar Futures	Chicago Mercantile	June 2015	USD	1,740,287	822
(5)	Euro Dollar Futures	Chicago Mercantile	September 2015	USD	1,239,750	181
5	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	1,236,188	(1,131)
(8)	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	1,972,300	1,377
(10)	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	2,458,375	1,681
(5)	Euro Dollar Futures	Chicago Mercantile	September 2016	USD	1,225,750	1,069
(5)	Euro Dollar Futures	Chicago Mercantile	March 2017	USD	1,219,687	1,194
(7)	Euro Dollar Futures	Chicago Mercantile	June 2017	USD	1,704,237	1,347
12	Euro Dollar Futures	Chicago Mercantile	December 2017	USD	2,913,000	1,966
Total						$251,792

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	17

Schedule of Investments (continued)	BlackRock GNMA Portfolio

•	OTC interest rate swaptions purchased as of September 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
5-Year Interest Rate Swap	Deutsche Bank AG	Call	2.52%	Receive	3-month LIBOR	9/23/15	USD	76,600	$1,182,942
5-Year Interest Rate Swap	Deutsche Bank AG	Put	2.52%	Pay	3-month LIBOR	9/23/15	USD	76,600	1,217,373
Total									$2,400,315

•	OTC interest rate swaptions written as of September 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Citibank N.A.	Call	5.25%	Pay	3-month LIBOR	1/27/15	USD	8,600	$(1,911,875)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	3.02%	Pay	3-month LIBOR	9/23/15	USD	41,400	(1,181,920)
10-Year Interest Rate Swap	Citibank N.A.	Put	5.25%	Receive	3-month LIBOR	1/27/15	USD	8,600	(29)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.02%	Receive	3-month LIBOR	9/23/15	USD	41,400	(1,123,327)
Total									$(4,217,151)

•	Centrally cleared interest rate swaps outstanding as of September 30, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Depreciation
1.90%[1]	3-month LIBOR	Chicago Mercantile	1/06/15[2]	2/28/19	USD	43,500	$(7,535)
1.98%[1]	3-month LIBOR	Chicago Mercantile	1/06/15[2]	2/28/19	USD	43,400	(146,385)
Total							$(153,920)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

•	OTC total return swaps outstanding as of September 30, 2014 were as follows:

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/39	USD	4,754	$854	$(3,130)	$3,984
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/39	USD	4,061	(730)	(47,816)	47,086
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/39	USD	6,263	(1,126)	(71,781)	70,655
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/39	USD	5,938	(1,068)	(53,347)	52,279
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Bank of America N.A.	1/12/41	USD	657	1,706	2,467	(761)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Bank of America N.A.	1/12/41	USD	350	910	1,151	(241)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Bank of America N.A.	1/12/41	USD	350	910	(2,086)	2,996
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Bank of America N.A.	1/12/41	USD	350	(910)	(329)	(581)

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock GNMA Portfolio

OTC total return swaps outstanding as of September 30, 2014 were as follows: (continued)

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Bank of America N.A.	1/12/41	USD	350	$(909)	$548	$(1,457)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Bank of America N.A.	1/12/41	USD	88	(228)	342	(570)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	USD	1,008	(2,615)	(1,095)	(1,520)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	USD	832	(2,161)	2,109	(4,270)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	USD	789	(2,047)	(2,764)	717
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	USD	789	(2,047)	(1,231)	(816)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/41	USD	657	1,706	(252)	1,958
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/41	USD	657	1,705	(3,493)	5,198
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/41	USD	657	1,705	(3,493)	5,198
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/41	USD	657	1,706	(936)	2,642
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	USD	657	(1,706)	(4,198)	2,492
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	USD	657	(1,706)	492	(2,198)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	USD	613	(1,593)	(4,145)	2,552
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	USD	526	(1,365)	(4,191)	2,826
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	USD	526	(1,365)	(1,776)	411
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	964	(2,502)	(747)	(1,755)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	19

Schedule of Investments (continued)	BlackRock GNMA Portfolio

OTC total return swaps outstanding as of September 30, 2014 were as follows: (continued)

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	745	$1,933	$653	$1,280
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	745	(1,933)	(417)	(1,516)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	701	1,819	(700)	2,519
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	657	1,706	(5,215)	6,921
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	657	1,706	(4,478)	6,184
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	657	(1,705)	(1,549)	(156)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	657	(1,706)	1,027	(2,733)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	657	(1,706)	1,062	(2,768)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	613	1,592	(555)	2,147
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	613	1,592	(363)	1,955
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	613	(1,592)	(3,232)	1,640
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	569	(1,478)	(1,120)	(358)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	438	(1,137)	2,604	(3,741)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	350	910	(876)	1,786
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	350	910	59	851
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	350	909	(1,230)	2,139

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock GNMA Portfolio

OTC total return swaps outstanding as of September 30, 2014 were as follows: (continued)

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	350	$909	$(843)	$1,752
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	350	910	46	864
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	350	910	46	864
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	350	(909)	548	(1,457)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	307	796	864	(68)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	307	(796)	361	(1,157)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	307	796	(2,143)	2,939
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	307	796	(1,506)	2,302
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	307	(796)	(1,881)	1,085
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	307	(796)	(1,881)	1,085
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	307	(796)	(1,616)	820
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	307	(796)	994	(1,790)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Deutsche Bank AG	1/12/41	USD	657	1,706	(1,484)	3,190
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Deutsche Bank AG	1/12/41	USD	569	1,479	(1,191)	2,670
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Deutsche Bank AG	1/12/41	USD	482	1,251	638	613
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Deutsche Bank AG	1/12/41	USD	350	910	(682)	1,592

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	21

Schedule of Investments (continued)	BlackRock GNMA Portfolio

OTC total return swaps outstanding as of September 30, 2014 were as follows: (continued)

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Deutsche Bank AG	1/12/41	USD	307	$796	$(213)	$1,009
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	1,051	(2,729)	(6,832)	4,103
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	701	(1,819)	(2,728)	909
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	657	1,705	702	1,003
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	657	1,706	(4,181)	5,887
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	657	1,706	(3,903)	5,609
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	569	(1,479)	(3,453)	1,974
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	569	(1,478)	(382)	(1,096)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	526	1,365	(758)	2,123
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	482	1,250	1,413	(163)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	350	910	(2,388)	3,298
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	350	910	(1,120)	2,030
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	350	910	(459)	1,369
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	350	910	346	564
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	350	(909)	548	(1,457)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	307	796	(586)	1,382

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock GNMA Portfolio

OTC total return swaps outstanding as of September 30, 2014 were as follows: (concluded)

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	307	$796	$1,055	$(259)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	307	(796)	332	(1,128)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	307	796	(2,434)	3,230
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	307	(796)	(2,342)	1,546
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	307	796	(98)	894
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	307	(796)	(804)	8
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	263	(683)	(1,615)	932
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	263	(682)	(1,183)	501
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/41	USD	876	(2,275)	1,344	(3,619)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/41	USD	482	1,251	1,489	(238)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/41	USD	394	(1,023)	(1,551)	528
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Bank of America N.A.	2/12/41	USD	526	1,365	2,080	(715)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	2/12/41	USD	350	909	948	(39)
Total						$(2,070)	$(250,534)	$248,464

[1]	Fund pays the floating rate and receives the total return of the reference entity.

[2]	Fund pays the total return of the reference entity and receives the floating rate.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	23

Schedule of Investments (concluded)	BlackRock GNMA Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
U.S. Government Sponsored Agency Securities	—	$1,262,562,073	—	$1,262,562,073
Short-Term Securities	$94,776,947	—	—	94,776,947
Options Purchased:
Interest Rate Contracts	—	2,400,315	—	2,400,315
Liabilities:
Investments:
TBA Sale Commitments	—	(480,584,184)	—	(480,584,184)
Total	$94,776,947	$784,378,204	—	$879,155,151

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$257,600	$287,091	—	$544,691
Liabilities:
Interest rate contracts	(5,808)	(4,409,698)	—	(4,415,506)
Total	$251,792	$(4,122,607)	—	$(3,870,815)

[1]     Derivative financial instruments are swaps, financial futures contracts and options written. Swaps and financial futures contracts are valued at the unrealized appreciation/ depreciation on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of September 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$3,715	—	—	$3,715
Cash pledged for financial futures contracts	864,000	—	—	864,000
Cash pledged as collateral for OTC derivatives	1,700,000	—	—	1,700,000
Cash pledged for centrally cleared swaps	1,050,000	—	—	1,050,000
Liabilities:
Cash received as collateral for TBA commitments	—	$(650,000)	—	(650,000)
Cash received as collateral for OTC derivatives	—	(300,000)	—	(300,000)
Total	$3,617,715	$(950,000)	—	$2,667,715

There were no transfers between levels during the year ended September 30, 2014.

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments September 30, 2014	BlackRock Inflation Protected Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities — 0.0%		Par (000)	Value
Bear Stearns Asset-Backed Securities Trust, Series 2007-2, Class A1, 0.35%, 1/25/47 (a)	USD	24	$23,477

Foreign Government Obligations
Germany — 5.0%
Bundesrepublik Deutschland, 0.75%, 4/15/18	EUR	10,950	15,390,968
Federal Republic of Germany Inflation Linked Bond, 1.50%, 4/15/16		74,905	112,624,465

			128,015,433
Greece — 0.0%
Hellenic Republic, 0.00%, 10/15/42 (a)		4,550	76,084
Italy — 3.0%
Buoni Poliennali Del Tesoro Inflation Linked Bond:
2.10%, 9/15/16		41,935	59,099,479
2.60%, 9/15/23		1,970	3,210,334
2.35%, 9/15/24		10,735	15,096,275

			77,406,088
New Zealand — 0.8%
New Zealand Government Bond, 3.00%, 9/20/30	NZD	24,515	20,433,879
United Kingdom — 0.4%
United Kingdom Gilt, 0.13%, 3/22/44	GBP	4,785	9,247,066
Total Foreign Government Obligations — 9.2%			235,178,550

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.8%
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 0.51%, 3/25/35 (a)(b)	USD	11,904	10,411,722
Luminent Mortgage Trust, Series 2007-2, Class 1A2, 0.44%, 5/25/37 (a)		13,713	10,350,751

			20,762,473
Commercial Mortgage-Backed Securities — 0.5%
GS Mortgage Securities Trust, Series 2007-GG10, Class A4, 5.99%, 8/10/45 (a)		10,884	11,886,027
Total Non-Agency Mortgage-Backed Securities — 1.3%			32,648,500

U.S. Government Sponsored Agency Securities
Mortgage-Backed Securities — 0.0%
Fannie Mae Mortgage-Backed Securities, 2.13%, 6/01/34 (a)		102	108,815

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Inflation Indexed Bonds:
2.38%, 1/15/25-1/15/27	USD	234,175	$275,228,857
2.00%, 1/15/26 (c)		68,927	78,452,882
1.75%, 1/15/28		98,539	109,678,270
3.63%, 4/15/28		78,803	107,011,784
2.50%, 1/15/29		92,384	112,758,568
3.88%, 4/15/29		71,005	100,161,520
3.38%, 4/15/32		13,065	18,154,015
2.13%, 2/15/40-2/15/41 (d)		90,938	112,859,613
0.75%, 2/15/42		54,805	50,184,690
0.63%, 2/15/43 (c)		41,487	36,625,636
1.38%, 2/15/44		20,279	21,690,779
U.S. Treasury Inflation Indexed Notes:
1.63%, 1/15/15-1/15/18		27,218	27,278,564
1.88%, 7/15/15		205	209,346
2.00%, 1/15/16		6,883	7,125,076
0.13%, 4/15/16-7/15/24 (c)		962,396	957,610,125
2.50%, 7/15/16		90,125	95,666,116
2.63%, 7/15/17		751	818,398
1.38%, 7/15/18-1/15/20		116,276	123,640,674
1.25%, 7/15/20		65,347	69,379,824
1.13%, 1/15/21		128,121	134,386,869
0.63%, 7/15/21-1/15/24		188,747	189,725,347
0.38%, 7/15/23 (c)		12,495	12,359,549
Total U.S. Treasury Obligations — 103.6%			2,641,006,502
Total Long-Term Investments (Cost — $2,834,300,167) — 114.1%			2,908,965,844

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (e)(f)		9,273,985	9,273,985
Total Short-Term Securities (Cost — $9,273,985) — 0.3%			9,273,985

Options Purchased
(Cost — $9,245,349) — 0.4%			9,909,019
Total Investments Before Options Written (Cost — $2,852,819,501) — 114.8%			2,928,148,848

Options Written
(Premiums Received — $9,791,938) — (0.3)%			(8,267,653)
Total Investments Net of Options Written — 114.5%			2,919,881,195
Liabilities in Excess of Other Assets — (14.5)%			(370,440,922)

Net Assets — 100.0%			$2,549,440,273

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(d)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	25

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

(e)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2013	Net Activity	Shares Held at September 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	49,738,922	(40,464,937)	9,273,985	$11,473

(f)	Represents the current yield as of report date.

•	Reverse repurchase agreements outstanding as of September 30, 2014 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Deutsche Bank Securities, Inc.	0.05%	2/12/14	Open	$20,062,500	$20,068,937
Deutsche Bank Securities, Inc.	0.05%	4/07/14	Open	37,905,000	37,923,637
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.07%	5/14/14	Open	65,775,000	65,792,905
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.07%	6/26/14	Open	22,050,000	22,058,912
RBC Capital Markets, LLC	0.09%	7/15/14	Open	37,837,490	37,848,967
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.07%	7/31/14	Open	7,717,500	7,719,627
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.07%	8/04/14	Open	33,037,500	33,043,355
BNP Paribas Securities Corp.	(1.40)%	9/29/14	Open	14,456,250	14,456,250
BNP Paribas Securities Corp.	0.07%	9/29/14	Open	133,737,500	133,738,020
BNP Paribas Securities Corp.	0.01%	9/30/14	Open	7,690,000	7,690,002
Morgan Stanley & Co. LLC	(0.02)%	9/30/14	Open	11,880,000	11,880,000
Total				$392,148,740	$392,220,612

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	Financial futures contracts outstanding as of September 30, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
390	Australian Government Bonds (10 Year)	Sydney	December 2014	USD	41,248,945	$556,719
(31)	Euro-Bund	Eurex	December 2014	USD	5,861,468	(11,453)
(85)	Japanese Government Bonds (10 Year)	Osaka	December 2014	USD	113,028,493	(39,494)
(843)	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	December 2014	USD	116,254,969	41,253
760	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	December 2014	USD	94,726,875	261,368
(35)	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	December 2014	USD	7,659,531	2,879
1,017	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	December 2014	USD	120,268,196	(558,709)
(858)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	December 2014	USD	130,845,000	1,118,397
(1,048)	Euro Dollar Futures	Chicago Mercantile	June 2015	USD	260,545,900	192,611
(656)	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	161,728,600	91,042
1,282	Euro Dollar Futures	Chicago Mercantile	December 2017	USD	311,205,500	(39,050)
Total						$1,615,563

•	Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	9,088,000	USD	11,937,359	Barclays Bank PLC	10/06/14	$(458,237)
EUR	15,024,000	USD	19,396,977	Barclays Bank PLC	10/06/14	(420,049)
EUR	20,095,000	USD	25,975,420	Barclays Bank PLC	10/06/14	(593,273)
EUR	8,870,000	USD	11,510,466	Royal Bank of Scotland PLC	10/06/14	(306,702)
GBP	5,857,000	USD	9,587,323	Barclays Bank PLC	10/06/14	(92,801)
JPY	3,300,000,000	USD	30,828,128	JPMorgan Chase Bank N.A.	10/06/14	(737,895)
USD	9,770,926	EUR	7,694,000	Barclays Bank PLC	10/06/14	52,576
USD	238,390,622	EUR	180,733,000	BNP Paribas S.A.	10/06/14	10,105,400
USD	38,778,300	EUR	29,808,000	JPMorgan Chase Bank N.A.	10/06/14	1,127,589
USD	19,181,459	GBP	11,566,000	Barclays Bank PLC	10/06/14	432,330
USD	571,240	GBP	350,000	BNP Paribas S.A.	10/06/14	3,871

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	16,330,505	JPY	1,697,451,500	Barclays Bank PLC	10/06/14	$852,714
USD	16,332,092	JPY	1,697,451,500	Citibank N.A.	10/06/14	854,301
AUD	4,400,000	USD	4,077,656	Bank of America N.A.	10/21/14	(231,315)
AUD	13,000,000	USD	12,037,259	Barclays Bank PLC	10/21/14	(673,071)
NZD	13,226,000	USD	10,275,756	Deutsche Bank AG	10/21/14	26,210
USD	16,187,233	AUD	17,411,000	Royal Bank of Scotland PLC	10/21/14	967,089
USD	96,548	CAD	104,000	UBS AG	10/21/14	3,738
USD	32,106,381	NZD	36,810,000	Barclays Bank PLC	10/21/14	3,434,421
USD	208,014,211	EUR	165,158,000	BNP Paribas S.A.	11/06/14	(642,415)
USD	4,403,231	EUR	3,486,000	JPMorgan Chase Bank N.A.	11/06/14	(897)
USD	9,350,635	GBP	5,781,000	Barclays Bank PLC	11/06/14	(18,177)
USD	25,991,506	EUR	20,095,000	Barclays Bank PLC	12/15/14	596,561
Total						$14,281,968

•	Inflation indexed caps outstanding as of September 30, 2014 were as follows:

Reference Entity	Fund Pays	Fund Receives	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	Maximum of HICPx for January 2022 divided by HIPCx for January 2012 minus 2.50% or $0	Upfront premium and payment at expiration	Deutsche Bank AG	4/26/22	EUR	14,495	$(68,672)	$(1,014,650)	$945,978

•	Inflation indexed floors outstanding as of September 30, 2014 were as follows:

Reference Entity	Fund Receives	Fund Pays	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Depreciation
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	Maximum of HICPx for November 2015 divided by HICPx for November 2013 minus 0.15% or $0	Upfront premium and payment at expiration	Barclays Bank PLC	11/19/15	EUR	33,500	$12,685	$67,710	$(55,025)

•	Exchange-traded options purchased as of September 30, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 3-Year Mid-Curve	Put	USD	97.00	10/10/14	2,750	$240,625
U.S. Treasury Notes (10 Year)	Put	USD	123.50	10/24/14	1,424	289,250
Euro Dollar 1-Year Mid-Curve	Put	USD	98.75	12/12/14	3,624	475,650
Total						$1,005,525

•	OTC options purchased as of September 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value
EUR Currency	BNP Paribas S.A.	Put	USD	1.34	10/03/14	EUR	18,275	$1,404,569

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	27

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

•	OTC interest rate swaptions purchased as of September 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
30-Year Interest Rate Swap	Barclays Bank PLC	Call	3.35%	Receive	3-month LIBOR	5/15/17	USD	20,000	$1,482,980
30-Year Interest Rate Swap	Barclays Bank PLC	Put	4.35%	Pay	3-month LIBOR	5/15/17	USD	20,000	678,906
20-Year Interest Rate Swap	Deutsche Bank AG	Put	2.50%	Pay	6-month EURIBOR	6/08/22	EUR	43,500	5,337,039
Total									$7,498,925

•	Exchange-traded options written as of September 30, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 1-Year Mid-Curve	Call	USD	99.00	12/12/14	1,314	$(180,675)

•	OTC options written as of September 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value
EUR Currency	UBS AG	Put	USD	1.25	12/23/14	EUR	30,175	$(348,998)

•	OTC interest rate swaptions written as of September 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Barclays Bank PLC	Call	2.80%	Pay	3-month LIBOR	2/23/15	USD	25,700	$(427,144)
10-Year Interest Rate Swap	Citibank N.A.	Call	2.80%	Pay	3-month LIBOR	2/23/15	USD	56,100	(932,404)
30-Year Interest Rate Swap	Barclays Bank PLC	Call	3.54%	Pay	3-month LIBOR	9/11/17	USD	20,000	(1,881,088)
10-Year Interest Rate Swap	Barclays Bank PLC	Put	3.80%	Receive	3-month LIBOR	2/23/15	USD	25,700	(19,578)
10-Year Interest Rate Swap	Citibank N.A.	Put	3.80%	Receive	3-month LIBOR	2/23/15	USD	56,100	(42,737)
10-Year Interest Rate Swap	Barclays Bank PLC	Put	3.20%	Receive	3-month LIBOR	6/30/15	USD	5,000	(70,495)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.20%	Receive	3-month LIBOR	6/30/15	USD	73,000	(1,029,205)
30-Year Interest Rate Swap	Barclays Bank PLC	Put	3.54%	Receive	3-month LIBOR	9/11/17	USD	20,000	(1,800,464)
20-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Receive	6-month EURIBOR	6/08/22	EUR	43,500	(1,534,865)
Total									$(7,737,980)

•	Centrally cleared interest rate swaps outstanding as of September 30, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.62%[1]	3-month LIBOR	Chicago Mercantile	7/02/24	USD	31,100	$(160,747)
2.83%[1]	GBP 6-month LIBOR	Chicago Mercantile	8/27/44	GBP	7,815	97,324
Total						$(63,423)

[1]	Fund pays the fixed rate and receives the floating rate.

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

•	OTC total return swaps outstanding as of September 30, 2014 were as follows:

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation
Change in Return of the Consumer Price Index for All Urban Consumers	2.28%[1]	Deutsche Bank AG	1/14/14[2]	1/14/15	USD	50,000	$210,690	—	$210,690
Change in Return of the Consumer Price Index for All Urban Consumers	3-month LIBOR plus 0.68%[1]	Deutsche Bank AG	N/A	2/15/41	USD	15,000	2,227,628	$153,177	2,074,451
Total							$2,438,318	$153,177	$2,285,141

[1]	Fund pays the total return of the reference entity and receives the fixed rate/floating rate. Net payment made at termination.

[2]	Forward swap.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$23,477	—	$23,477
Foreign Government Obligations	—	235,178,550	—	235,178,550
Non-Agency Mortgage-Backed Securities	—	32,648,500	—	32,648,500
U.S. Government Sponsored Agency Securities	—	108,815	—	108,815
U.S. Treasury Obligations	—	2,641,006,502	—	2,641,006,502
Short-Term Securities	$9,273,985	—	—	9,273,985
Options Purchased:
Foreign Currency Exchange Contracts	—	1,404,569	—	1,404,569
Interest Rate Contracts	1,005,525	7,498,925	—	8,504,450
Total	$10,279,510	$2,917,869,338	—	$2,928,148,848

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	29

Schedule of Investments (concluded)	BlackRock Inflation Protected Bond Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$18,456,800	—	$18,456,800
Interest rate contracts	$2,264,269	97,324	—	2,361,593
Other contracts	—	3,231,119	—	3,231,119
Liabilities:
Foreign currency exchange contracts	—	(4,523,830)	—	(4,523,830)
Interest rate contracts	(829,381)	(7,898,727)	—	(8,728,108)
Other contracts	—	(55,025)	—	(55,025)
Total	$1,434,888	$9,307,661	—	$10,742,549

[1]    Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or fair value including accrued interest for financial statement purposes. As of September 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$13,594,910	—	—	$13,594,910
Cash pledged as collateral for OTC derivatives	3,250,000	—	—	3,250,000
Cash pledged for centrally cleared swaps	1,760,000	—	—	1,760,000
Liabilities:
Reverse repurchase agreements	—	$(392,220,612)	—	(392,220,612)
Bank overdraft	—	(367,143)	—	(367,143)
Cash received as collateral for OTC derivatives	—	(5,300,000)	—	(5,300,000)
Cash received as collateral for reverse repurchase agreements	—	(828,000)	—	(828,000)
Total	$18,604,910	$(398,715,755)	—	$(380,110,845)

There were no transfers between levels during the year ended September 30, 2014.

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments September 30, 2014	BlackRock Investment Grade Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Santander Drive Auto Receivables Trust:
Series 2012-1, Class C, 3.78%, 11/15/17	USD	356	$362,619
Series 2012-5, Class A3, 0.83%, 12/15/16		168	168,397
Scholar Funding Trust, Series 2011-A, Class A, 1.14%, 10/28/43 (a)(b)		308	309,111
SLM Private Credit Student Loan Trust, Series 2004-B, Class A2, 0.43%, 6/15/21 (b)		340	337,659
Total Asset-Backed Securities — 1.5%			1,177,786

Corporate Bonds
Aerospace & Defense — 0.5%
Huntington Ingalls Industries, Inc., 6.88%, 3/15/18		184	192,280
United Technologies Corp., 4.50%, 6/01/42		230	240,667

			432,947
Airlines — 2.8%
American Airlines Pass-Through Trust, Series 2013-1, Class A, 4.00%, 7/15/25		379	383,759
Continental Airlines Pass-Through Trust, Series 2009-2, Class A, 7.25%, 5/10/21		220	258,172
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, 5.25%, 5/30/25 (a)		335	352,529
U.S. Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27		400	403,000
United Airlines Pass-Through Trust:
Series 2013-1, Class B, 5.38%, 2/15/23		225	233,437
Series 2014-1, Class B, 4.75%, 10/11/23		175	177,100
Virgin Australia Trust, Series 2013-1B, 6.00%, 4/23/22 (a)		342	356,173

			2,164,170
Auto Components — 1.6%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		50	49,500
4.88%, 3/15/19		137	134,945
TRW Automotive, Inc.:
4.50%, 3/01/21 (a)		890	901,125
4.45%, 12/01/23 (a)		160	161,600

			1,247,170
Automobiles — 1.0%
General Motors Co.:
3.50%, 10/02/18		416	422,760
6.25%, 10/02/43		284	332,280

			755,040
Banks — 8.2%
Abbey National Treasury Services PLC, 2.35%, 9/10/19		225	222,121
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander, 5.95%, 1/30/24 (a)(b)		375	395,625
Bank of America Corp.:
6.00%, 9/01/17		970	1,081,399
4.00%, 4/01/24		160	161,667
5.88%, 2/07/42		127	152,173
Barclays PLC, 4.38%, 9/11/24		425	411,893
BPCE SA, 4.00%, 4/15/24		250	251,900
CIT Group, Inc., 4.75%, 2/15/15 (a)		191	192,910

Corporate Bonds		Par (000)	Value
Banks (concluded)
Citigroup, Inc., 2.50%, 7/29/19	USD	575	$569,876
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 3.95%, 11/09/22		313	314,332
HSBC Bank USA NA, 6.00%, 8/09/17		250	279,919
HSBC Bank USA, N.A., 5.88%, 11/01/34		250	302,427
ING Bank NV:
2.50%, 10/01/19 (a)		250	248,397
5.00%, 6/09/21 (a)		250	280,648
Intesa Sanpaolo SpA, 3.13%, 1/15/16		490	501,265
Macquarie Bank Ltd., 2.00%, 8/15/16 (a)		425	432,022
Royal Bank of Scotland Group PLC:
6.13%, 12/15/22		25	26,461
6.00%, 12/19/23		270	283,052
5.13%, 5/28/24		100	98,256
Wells Fargo & Co.:
4.10%, 6/03/26		100	99,649
5.61%, 1/15/44		100	112,697

			6,418,689
Biotechnology — 1.0%
Amgen, Inc.:
5.85%, 6/01/17		375	417,715
3.63%, 5/22/24		200	198,182
5.38%, 5/15/43		163	177,527

			793,424
Capital Markets — 1.0%
The Goldman Sachs Group, Inc.:
2.38%, 1/22/18		375	378,893
1.83%, 11/29/23 (b)		75	77,898
6.75%, 10/01/37		250	298,447

			755,238
Chemicals — 1.1%
CF Industries, Inc.:
6.88%, 5/01/18		250	289,539
5.38%, 3/15/44		75	78,487
LYB International Finance BV, 4.88%, 3/15/44		100	102,062
LyondellBasell Industries NV, 5.00%, 4/15/19		300	331,169
Monsanto Co., 2.75%, 7/15/21		30	29,746

			831,003
Commercial Services & Supplies — 2.1%
Aviation Capital Group Corp., 3.88%, 9/27/16 (a)(c)		1,075	1,105,682
Ceridian LLC, 8.88%, 7/15/19 (a)		200	221,250
HD Supply, Inc., 11.00%, 4/15/20		300	339,750

			1,666,682
Communications Equipment — 0.5%
Brocade Communications Systems, Inc., 6.88%, 1/15/20		400	416,000
Consumer Finance — 3.1%
Ally Financial, Inc., 8.00%, 11/01/31		175	217,875
Capital One Financial Corp., 4.75%, 7/15/21		409	444,560
Capital One NA, 2.40%, 9/05/19		250	247,383
Discover Financial Services, 3.85%, 11/21/22		356	357,773
Ford Motor Credit Co. LLC:
1.70%, 5/09/16		400	403,364
1.68%, 9/08/17		225	224,010
Navient LLC, 3.88%, 9/10/15		500	506,250

			2,401,215

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	31

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Containers & Packaging — 0.2%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 7.88%, 8/15/19	USD	175	$185,937
Diversified Financial Services — 3.2%
CNH Industrial Capital LLC:
3.88%, 11/01/15		285	286,781
3.25%, 2/01/17		125	123,125
General Electric Capital Corp., 5.88%, 1/14/38		125	150,771
Hyundai Capital America:
1.88%, 8/09/16 (a)		425	430,275
2.88%, 8/09/18 (a)		425	435,347
JPMorgan Chase & Co.:
3.88%, 2/01/24		125	128,019
5.63%, 8/16/43		250	277,036
Merrill Lynch & Co., Inc., 5.30%, 9/30/15		675	705,268

			2,536,622
Diversified Telecommunication Services — 2.8%
Verizon Communications, Inc.:
3.65%, 9/14/18		325	342,432
5.15%, 9/15/23 (c)		800	885,895
6.40%, 9/15/33		425	517,743
3.85%, 11/01/42		498	434,876

			2,180,946
Electric Utilities — 3.5%
Berkshire Hathaway Energy Co., 5.95%, 5/15/37		300	366,950
Duke Energy Carolinas LLC, 6.10%, 6/01/37		249	309,135
Entergy Louisiana LLC, 4.05%, 9/01/23		200	213,601
Niagara Mohawk Power Corp., 4.88%, 8/15/19 (a)		249	276,026
Ohio Power Co., Series D, 6.60%, 3/01/33		229	293,661
Oncor Electric Delivery Co. LLC:
5.00%, 9/30/17		200	219,763
7.00%, 5/01/32		36	49,238
7.25%, 1/15/33		40	56,520
7.50%, 9/01/38		206	301,554
Puget Energy, Inc.:
6.00%, 9/01/21		175	203,494
5.63%, 7/15/22		275	315,552
The Toledo Edison Co.:
7.25%, 5/01/20		54	64,271
6.15%, 5/15/37		40	48,185

			2,717,950
Energy Equipment & Services — 0.7%
Transocean, Inc.:
2.50%, 10/15/17		300	299,965
6.38%, 12/15/21		250	265,923

			565,888
Food Products — 0.8%
HJ Heinz Finance Co., 7.13%, 8/01/39 (a)		400	431,000
Kellogg Co., 7.45%, 4/01/31		127	166,615

			597,615
Health Care Providers & Services — 0.6%
HCA, Inc., 7.25%, 9/15/20		189	198,450
UnitedHealth Group, Inc.:
4.38%, 3/15/42		65	64,392
4.25%, 3/15/43		110	107,437
WellPoint, Inc., 4.65%, 8/15/44		100	97,176

			467,455

Corporate Bonds		Par (000)	Value
Insurance — 1.4%
Genworth Holdings, Inc.:
7.70%, 6/15/20	USD	200	$239,758
7.63%, 9/24/21		231	280,256
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (a)		163	209,994
XLIT Ltd., 2.30%, 12/15/18		360	359,681

			1,089,689
Internet & Catalog Retail — 0.8%
Expedia, Inc., 4.50%, 8/15/24		650	644,213
Internet Software & Services — 0.3%
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20		250	268,125
Life Sciences Tools & Services — 0.8%
Life Technologies Corp., 6.00%, 3/01/20 (c)		540	623,321
Machinery — 0.2%
Caterpillar, Inc., 4.30%, 5/15/44		125	126,996
Media — 2.9%
21st Century Fox America, Inc., 6.40%, 12/15/35		150	185,970
Comcast Corp., 6.95%, 8/15/37		99	132,647
COX Communications, Inc., 6.95%, 6/01/38 (a)		211	262,445
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
3.80%, 3/15/22		410	416,712
4.45%, 4/01/24		340	354,095
DISH DBS Corp., 6.63%, 10/01/14		475	475,000
The Interpublic Group of Cos., Inc., 2.25%, 11/15/17		175	175,687
Time Warner Cable, Inc., 6.55%, 5/01/37		185	233,378

			2,235,934
Metals & Mining — 1.3%
Alcoa, Inc., 5.13%, 10/01/24		340	340,442
Freeport-McMoRan Copper & Gold, Inc., 5.45%, 3/15/43		245	249,809
Rio Tinto Finance USA Ltd.:
9.00%, 5/01/19		121	154,950
7.13%, 7/15/28		100	128,077
Southern Copper Corp., 6.75%, 4/16/40		125	138,960

			1,012,238
Multiline Retail — 0.2%
Dollar General Corp., 3.25%, 4/15/23		175	156,326
Multi-Utilities — 0.2%
Pacific Gas & Electric Co., 4.75%, 2/15/44		150	158,366
Oil, Gas & Consumable Fuels — 8.3%
Access Midstream Partners LP/ACMP Finance Corp., 6.13%, 7/15/22		338	359,970
Continental Resources, Inc., 5.00%, 9/15/22		765	807,075
El Paso Natural Gas Co. LLC, 8.63%, 1/15/22		420	540,791
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/01/20		304	347,911
Energy Transfer Partners LP:
4.15%, 10/01/20		300	311,526
6.50%, 2/01/42		200	227,734
Enterprise Products Operating LLC, 6.45%, 9/01/40		106	131,878
Kinder Morgan Energy Partners LP:
4.25%, 9/01/24		80	79,121
6.38%, 3/01/41		382	430,900
MEG Energy Corp., 6.50%, 3/15/21 (a)		349	357,725

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Noble Energy, Inc., 5.25%, 11/15/43	USD	130	$137,132
Pioneer Natural Resources Co., 5.88%, 7/15/16		320	345,081
Plains Exploration & Production Co., 6.50%, 11/15/20		321	351,534
Sabine Pass Liquefaction LLC, 5.75%, 5/15/24 (a)		155	157,713
Sabine Pass LNG LP, 7.50%, 11/30/16		200	212,020
Tennessee Gas Pipeline Co. LLC, 7.00%, 10/15/28		9	11,038
Valero Energy Corp., 6.63%, 6/15/37		135	161,172
Western Gas Partners LP:
2.60%, 8/15/18		425	428,277
4.00%, 7/01/22		357	365,200
The Williams Cos., Inc.:
3.70%, 1/15/23		478	451,530
4.55%, 6/24/24		35	34,625
Williams Partners LP, 3.90%, 1/15/25		235	233,257

			6,483,210
Pharmaceuticals — 3.7%
AbbVie, Inc., 4.40%, 11/06/42		400	375,788
Forest Laboratories, Inc., 4.38%, 2/01/19 (a)		410	431,550
Hospira, Inc., 5.20%, 8/12/20		500	538,393
Mylan, Inc., 2.60%, 6/24/18		375	378,497
Roche Holdings, Inc.:
2.88%, 9/29/21 (a)		205	204,706
3.35%, 9/30/24 (a)		200	200,371
Teva Pharmaceutical Finance Co. BV, 2.95%, 12/18/22		599	570,792
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/18 (a)		214	225,770

			2,925,867
Real Estate Investment Trusts (REITs) — 2.8%
American Tower Corp.:
4.50%, 1/15/18		604	644,781
5.90%, 11/01/21		146	163,350
ARC Properties Operating Partnership LP/Clark Acquisition LLC, 4.60%, 2/06/24 (a)		375	381,754
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18		175	177,625
HCP, Inc., 6.75%, 2/01/41		320	410,731
Simon Property Group LP, 4.25%, 10/01/44		195	186,569
WEA Finance LLC/Westfield UK & Europe Finance PLC, 2.70%, 9/17/19 (a)		200	200,474

			2,165,284
Road & Rail — 0.5%
Burlington Northern Santa Fe LLC, 4.90%, 4/01/44		150	157,942
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 3/15/18 (a)		196	204,209

			362,151
Software — 0.2%
Microsoft Corp., 3.50%, 11/15/42		175	156,914
Specialty Retail — 0.8%
Lowe’s Cos., Inc., 4.65%, 4/15/42		200	208,046
QVC, Inc., 4.38%, 3/15/23		391	390,096

			598,142
Technology Hardware, Storage & Peripherals — 0.4%
Seagate HDD Cayman, 3.75%, 11/15/18 (a)		275	280,500

Corporate Bonds		Par (000)	Value
Tobacco — 1.7%
Altria Group, Inc., 10.20%, 2/06/39	USD	105	$176,920
Imperial Tobacco Finance PLC, 2.05%, 2/11/18 (a)		300	298,786
Lorillard Tobacco Co., 7.00%, 8/04/41		213	261,891
Philip Morris International, Inc., 4.50%, 3/20/42		500	502,023
Reynolds American, Inc.:
3.25%, 11/01/22		40	38,595
4.85%, 9/15/23		60	63,907

			1,342,122
Wireless Telecommunication Services — 3.2%
Alltel Corp., 7.88%, 7/01/32		314	445,732
America Movil SAB de CV:
3.13%, 7/16/22		200	194,216
6.13%, 11/15/37		200	233,641
CC Holdings GS V LLC/Crown Castle GS III Corp., 2.38%, 12/15/17		231	233,684
Crown Castle Towers LLC, 6.11%, 1/15/40 (a)		604	698,692
SBA Tower Trust, 4.25%, 4/15/40 (a)		471	479,787
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		175	202,125
Vodafone Group PLC, 4.38%, 2/19/43		64	57,885

			2,545,762
Total Corporate Bonds — 64.4%			50,309,151

Foreign Agency Obligations
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24		275	278,716
Petrobras Global Finance BV, 6.25%, 3/17/24		100	104,763
Petrobras International Finance Co., 3.88%, 1/27/16		800	818,800
Petroleos Mexicanos:
3.50%, 7/18/18		462	479,094
3.50%, 1/30/23		215	205,970
6.50%, 6/02/41		214	247,534
Total Foreign Agency Obligations — 2.7%			2,134,877

Foreign Government Obligations
Colombia — 0.3%
Republic of Colombia, 5.63%, 2/26/44		200	220,000
Mexico — 0.8%
United Mexican States:
4.75%, 3/08/44		373	370,203
5.75%, 10/12/10		294	303,555

			673,758
Total Foreign Government Obligations — 1.1%			893,758

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	33

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities — 0.3%
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A1A, 5.64%, 3/15/39 (b)	USD	105	$110,877
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class A1A, 5.42%, 2/12/44 (b)		130	137,719
Total Non-Agency Mortgage-Backed Securities — 0.3%			248,596

Preferred Securities
Capital Trusts
Banks — 0.8%
Bank of America Corp., 5.20% (b)(d)	USD	400	376,000
Citigroup, Inc., 5.90% (d)		40	38,900
Société Générale SA, 6.00% (a)(d)		200	183,180
Wells Fargo & Co., 5.90% (b)(d)		30	30,563

			628,643
Capital Markets — 0.3%
Morgan Stanley, 5.45% (b)(d)		100	99,250
State Street Capital Trust IV, 1.23%, 6/15/37 (b)		175	149,187

			248,437
Diversified Financial Services — 2.7%
General Electric Capital Corp., 6.25% (b)(d)		400	431,000
JPMorgan Chase & Co.:
7.90% (b)(d)		224	242,480
6.75% (b)(d)		725	761,613
Voya Financial, Inc., 5.65%, 5/15/53 (b)		302	303,510
ZFS Finance USA Trust V, 6.50%, 5/09/37 (a)(b)		370	397,750

			2,136,353
Insurance — 1.7%
The Allstate Corp.:
5.75%, 8/15/53 (b)		325	346,125
6.50%, 5/15/57 (b)		100	109,750
American International Group, Inc., 8.18%, 5/15/58 (b)		220	296,450
MetLife, Inc., 6.40%, 12/15/36		372	414,780
Prudential Financial, Inc., 5.63%, 6/15/43 (b)		100	104,220
Reinsurance Group of America, Inc., 6.75%, 12/15/65 (b)		27	27,641

			1,298,966
Media — 1.1%
NBCUniversal Enterprise, Inc., 5.25% (a)(d)		853	887,120
Oil, Gas & Consumable Fuels — 1.1%
Enterprise Products Operating LLC, 7.03%, 1/15/68 (b)		750	847,500
Total Capital Trusts — 7.7%			6,047,019

Preferred Stocks
Banks — 0.8%
Citigroup, Inc., 6.88%		8	207,559
Wells Fargo & Co., 5.85%		15	395,753

			603,312

Preferred Securities	Shares	Value
Capital Markets — 0.6%
The Goldman Sachs Group, Inc., 5.50% (b)	10	$243,034
State Street Corp., 5.90%	9	233,287

		476,321
Total Preferred Stocks — 1.4%		1,079,633
Total Preferred Securities — 9.1%		7,126,652

Taxable Municipal Bonds
Dallas/Fort Worth International Airport RB, Series A, 5.00%, 11/01/43	75	79,345
Metropolitan Washington Airports Authority RB, 5.00%, 10/01/53	35	36,762
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57	425	532,699
New Jersey Economic Development Authority RB, 5.38%, 1/01/43	125	136,750
New Jersey Transportation Trust Fund Authority RB, Series AA, 5.00%, 6/15/33	200	217,412
South Carolina State Public Service Authority RB, 5.00%, 12/01/48	125	134,900
Total Taxable Municipal Bonds — 1.5%		1,137,868

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 1.8%
Fannie Mae:
Series 2003-49, Class YD, 5.50%, 6/25/23	40	41,360
Series 2011-52, Class KB, 5.50%, 6/25/41	320	362,563
Series 2011-52, Class LB, 5.50%, 6/25/41	320	352,383
Freddie Mac, Series 3859, Class JB, 5.00%, 5/15/41	426	467,931
Ginnie Mae:
Series 2006-6, Class C, 4.99%, 2/16/44 (b)	19	18,750
Series 2006-42, Class B, 5.22%, 8/16/46 (b)	126	126,101

		1,369,088
Mortgage-Backed Securities — 0.4%
Fannie Mae Mortgage-Backed Securities:
2.18%, 2/01/35 (b)	185	196,891
2.44%, 1/01/35 (b)	40	43,251
7.00%, 1/01/31	2	2,005
Freddie Mac Mortgage-Backed Securities, 7.00%, 12/01/29-4/01/32	5	5,935
Ginnie Mae Mortgage-Backed Securities:
1.75%, 5/20/34 (b)	42	43,197
5.50%, 4/15/33-8/15/33	11	12,658
7.00%, 9/15/31-5/15/32	11	12,877

		316,814
Total U.S. Government Sponsored Agency Securities — 2.2%		1,685,902

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio
(Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Bonds:
3.75%, 11/15/43	262	$289,592
3.63%, 2/15/44	325	351,203
U.S. Treasury Notes:
0.25%, 2/29/16	2,230	2,228,171
1.50%, 5/31/19	285	282,039
1.63%, 7/31/19	225	223,594
2.25%, 4/30/21	3,600	3,618,000
2.75%, 2/15/24	2,050	2,098,208
2.38%, 8/15/24	170	168,034
Total U.S. Treasury Obligations — 11.8%		9,258,841
Total Long-Term Investments (Cost — $ 71,468,695) — 94.6%		73,973,431

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (e)(f)	6,721,402	6,721,402
Total Short-Term Securities (Cost — $ 6,721,402) — 8.6%		6,721,402

Options Purchased	Value
(Cost — $831,393) — 0.6%	$498,908
Total Investments Before Options Written (Cost — $79,021,490) — 103.8%	81,193,741

Options Written
(Premiums Received — $914,302) — (0.7)%	(547,149)
Total Investments Net of Options Written — 103.1%	80,646,592
Liabilities in Excess of Other Assets — (3.1)%	(2,461,586)

Net Assets — 100.0%	$78,185,006

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(d)	Security is perpetual in nature and has no stated maturity date.

(e)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2013	Net Activity	Shares Held at September 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	7,978,643	(1,257,241)	6,721,402	$1,809

(f)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of September 30, 2014 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
BNP Paribas Securities Corp.	0.36%	1/22/14	Open	$609,000	$610,534
BNP Paribas Securities Corp.	0.36%	1/22/14	Open	836,000	838,107
Deutsche Bank Securities, Inc.	0.59%	1/22/14	Open	1,001,000	1,005,134
Total				$2,446,000	$2,453,775

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	35

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

•	Financial futures contracts outstanding as of September 30, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
(14)	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	December 2014	USD	1,930,687	$23,233
(46)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	December 2014	USD	5,733,469	36,056
13	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	December 2014	USD	2,844,969	(1,278)
91	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	December 2014	USD	10,761,461	(38,500)
34	U.S. Ultra Treasury Bonds	Chicago Board of Trade	December 2014	USD	5,185,000	(50,886)
(30)	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	7,396,125	6,044
Total						$(25,331)

•	Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	21,648	EUR	16,000	Citibank N.A.	10/21/14	$1,436

•	Exchange-traded options purchased as of September 30, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 90-Day	Put	USD	99.00	12/14/15	78	$60,938
Euro Dollar 90-Day	Put	USD	98.00	12/14/15	78	10,725
Total						$71,663

•	OTC interest rate swaptions purchased as of September 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
30-Year Interest Rate Swap	Barclays Bank PLC	Call	3.05%	Receive	3-month LIBOR	10/03/14	USD	1,000	$24
30-Year Interest Rate Swap	Citibank N.A.	Call	3.30%	Receive	3-month LIBOR	5/22/17	USD	900	63,093
30-Year Interest Rate Swap	Deutsche Bank AG	Call	3.20%	Receive	3-month LIBOR	7/31/17	USD	400	25,551
30-Year Interest Rate Swap	Deutsche Bank AG	Call	3.20%	Receive	3-month LIBOR	7/31/17	USD	400	25,551
30-Year Interest Rate Swap	Citibank N.A.	Put	4.30%	Pay	3-month LIBOR	5/22/17	USD	900	32,677
30-Year Interest Rate Swap	Deutsche Bank AG	Put	4.20%	Pay	3-month LIBOR	7/31/17	USD	400	17,440
30-Year Interest Rate Swap	Deutsche Bank AG	Put	4.20%	Pay	3-month LIBOR	7/31/17	USD	400	17,439
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	4.50%	Pay	3-month LIBOR	8/07/18	USD	17,200	245,470
Total									$427,245

•	Exchange-traded options written as of September 30, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 90-Day	Put	USD	98.50	12/14/15	156	$(52,650)

•	OTC interest rate swaptions written as of September 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
30-Year Interest Rate Swap	Deutsche Bank AG	Call	3.54%	Pay	3-month LIBOR	9/11/17	USD	1,700	$(159,072)
30-Year Interest Rate Swap	Deutsche Bank AG	Put	3.54%	Receive	3-month LIBOR	9/11/17	USD	1,700	(153,788)
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	6.00%	Receive	3-month LIBOR	8/07/18	USD	34,400	(181,639)
Total									$(494,499)

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

•	Centrally cleared credit default swaps - buy protection outstanding as of September 30, 2014 were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.IG Series 21 Version 1	1.00%	Chicago Mercantile	12/20/18	USD	2,800	$(11,494)

•	Centrally cleared interest rate swaps outstanding as of September 30, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.45%[1]	3-month LIBOR	Chicago Mercantile	N/A	10/28/18	USD	1,300	$5,520
1.50%[1]	3-month LIBOR	Chicago Mercantile	10/03/14[2]	11/30/18	USD	900	8,316
1.65%[1]	3-month LIBOR	Chicago Mercantile	10/03/14[2]	11/30/18	USD	300	888
1.78%[1]	3-month LIBOR	Chicago Mercantile	N/A	1/17/19	USD	700	(2,801)
Total							$11,923

[1]	Fund pays the fixed rate and receives the floating rate.
[2]	Forward swap.

•	OTC credit default swaps - buy protection outstanding as of September 30, 2014 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CIGNA Corp.	1.00%	Citibank N.A.	9/20/17	USD	675	$(16,500)	$(919)	$(15,581)
General Dynamics Corp.	1.00%	Credit Suisse International	9/20/17	USD	955	(24,971)	(14,069)	(10,902)
Lockheed Martin Corp.	1.00%	Credit Suisse International	9/20/17	USD	955	(24,528)	(4,856)	(19,672)
Northrop Grumman Corp.	1.00%	Credit Suisse International	9/20/17	USD	805	(20,971)	(10,906)	(10,065)
Raytheon Co.	1.00%	Credit Suisse International	9/20/17	USD	805	(20,929)	(11,620)	(9,309)
Cardinal Health, Inc.	1.00%	Barclays Bank PLC	12/20/18	USD	2,000	(59,556)	(50,036)	(9,520)
International Business Machines Corp.	1.00%	Citibank N.A.	12/20/18	USD	2,000	(56,149)	(50,037)	(6,112)
Boston Scientific Corp.	1.00%	Credit Suisse International	12/20/18	USD	2,000	(35,726)	(20,959)	(14,767)
Microsoft Corp.	1.00%	Credit Suisse International	12/20/18	USD	2,000	(61,916)	(48,321)	(13,595)
Abbott Laboratories	1.00%	JPMorgan Chase Bank N.A.	12/20/18	USD	2,000	(65,686)	(57,653)	(8,033)
Pitney Bowes, Inc.	1.00%	Credit Suisse International	3/20/19	USD	750	(2,880)	6,022	(8,902)
Citigroup, Inc.	1.00%	Deutsche Bank AG	3/20/19	USD	800	(11,627)	(2,982)	(8,645)
Yum! Brands, Inc.	1.00%	Deutsche Bank AG	3/20/19	USD	1,000	(22,455)	(16,650)	(5,805)
Kohl’s Corp.	1.00%	JPMorgan Chase Bank N.A.	6/20/19	USD	267	(199)	5,072	(5,271)
Expedia, Inc.	1.00%	Barclays Bank PLC	9/20/19	USD	160	272	(53)	325
Expedia, Inc.	1.00%	Deutsche Bank AG	9/20/19	USD	325	551	795	(244)
Western Union Co.	1.00%	Credit Suisse International	12/20/19	USD	1,325	52,215	45,798	6,417
Total						$(371,055)	$(231,374)	$(139,681)

•	OTC credit default swaps - sold protection outstanding as of September 30, 2014 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
MetLife, Inc.	5.00%	Deutsche Bank AG	6/20/15	A-	USD	575	$21,290	$41,193	$(19,903)
Anadarko Petroleum Corp.	1.00%	Credit Suisse International	6/20/17	BBB-	USD	780	12,361	(21,362)	33,723
Comcast Corp.	1.00%	Credit Suisse International	9/20/17	A-	USD	975	23,539	2,440	21,099
WellPoint, Inc.	1.00%	Citibank N.A.	9/20/17	Not Rated	USD	675	15,623	(3,853)	19,476
Bank of America Corp.	1.00%	Deutsche Bank AG	3/20/19	A-	USD	800	10,520	5,377	5,143
Total							$83,333	$23,795	$59,538

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	37

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$1,177,786	—	$1,177,786
Corporate Bonds	—	50,309,151	—	50,309,151
Foreign Agency Obligations	—	2,134,877	—	2,134,877
Foreign Government Obligations	—	893,758	—	893,758
Non-Agency Mortgage-Backed Securities	—	248,596	—	248,596
Preferred Securities	$1,079,633	6,047,019	—	7,126,652
Taxable Municipal Bonds	—	1,137,868	—	1,137,868
U.S. Government Sponsored Agency Securities	—	1,685,902	—	1,685,902
U.S. Treasury Obligations	—	9,258,841	—	9,258,841
Short-Term Securities	6,721,402	—	—	6,721,402
Options Purchased:
Interest Rate Contracts	71,663	427,245	—	498,908
Total	$7,872,698	$73,321,043	—	$81,193,741

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$86,183	—	$86,183
Foreign currency exchange contracts	—	1,436	—	1,436
Interest rate contracts	$65,333	14,724	—	80,057
Liabilities:
Credit contracts	—	(177,820)	—	(177,820)
Interest rate contracts	(143,314)	(497,300)	—	(640,614)
Total	$(77,981)	$(572,777)	—	$(650,758)

[1]

Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (concluded)	BlackRock Investment Grade Bond Portfolio

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or fair value, including accrued interest for financial statement purposes. As of September 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$3,091	—	—	$3,091
Foreign currency at value	530	—	—	530
Cash pledged for financial futures contracts	110,000	—	—	110,000
Cash pledged for centrally cleared swaps	80,000	—	—	80,000
Liabilities:
Reverse repurchase agreements	—	$(2,453,775)	—	(2,453,775)
Total	$193,621	$(2,453,775)	—	$(2,260,154)

There were no transfers between levels during the year ended September 30, 2014.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	39

Schedule of Investments September 30, 2014	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities (a)(b)		Par (000)	Value
ALM VII Ltd., Series 2013-7RA, Class C, 3.68%, 4/24/24	USD	500	$478,183
Brookside Mill CLO Ltd., Series 2013-1A, Class D, 3.28%, 4/17/25		500	460,317
CIFC Funding Ltd., Series 2013-2A, Class B1L, 3.83%, 4/21/25		750	714,096
Sound Point CLO III Ltd., Series 2013-2A, Class D, 4.13%, 7/15/25		250	241,100
Total Asset-Backed Securities — 0.8%			1,893,696

Common Stocks		Shares
Hotels, Restaurants & Leisure — 0.2%
Amaya Gaming Group, Inc. (Acquired 6/12/14, cost $358,829) (c)		19,032	517,002
Media — 0.0%
Cengage Learning Acquisitions, Inc. (Thomson Learning)		1,169	36,385
Total Common Stocks — 0.2%			553,387

Corporate Bonds
Aerospace & Defense — 0.4%
TransDigm, Inc.:
6.00%, 7/15/22 (a)	USD	545	538,187
6.50%, 7/15/24 (a)		275	273,969

			812,156
Airlines — 0.7%
Air Canada Pass-Through Trust, Series 2013-1, Class C, 6.63%, 5/15/18 (a)		109	113,594
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (a)		565	587,600
Continental Airlines Pass-Through Certificates, Series 2012-3, Class C, 6.13%, 4/29/18		190	201,400
Continental Airlines Pass-Through Trust, Series 2003-ERJ1, Class RJO3, 7.88%, 1/02/20		21	22,777
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.38%, 5/15/23		320	331,200
Virgin Australia Trust, Series 2013-1C, 7.13%, 10/23/18 (a)		230	240,227

			1,496,798
Auto Components — 0.5%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		53	52,470
4.88%, 3/15/19		765	753,525
Pittsburgh Glass Works LLC, 8.00%, 11/15/18 (a)		30	31,800
Schaeffler Holding Finance BV, 6.88% (6.88% Cash or 7.63% PIK), 8/15/18 (a)(d)		200	208,000

			1,045,795
Automobiles — 0.7%
Chrysler Group LLC/CG Co-Issuer, Inc.:
8.00%, 6/15/19		582	617,647
8.25%, 6/15/21		280	305,200
Ford Motor Co., 4.25%, 11/15/16		78	133,673

Corporate Bonds		Par (000)	Value
Automobiles (concluded)
General Motors Co.:
4.88%, 10/02/23	USD	245	$259,087
6.25%, 10/02/43		155	181,350

			1,496,957
Building Products — 0.3%
Builders FirstSource, Inc., 7.63%, 6/01/21 (a)		146	148,555
Building Materials Corp. of America, 6.75%, 5/01/21 (a)		125	130,937
CPG Merger Sub LLC, 8.00%, 10/01/21 (a)		205	208,075
Ply Gem Industries, Inc., 6.50%, 2/01/22		175	166,250
USG Corp., 9.75%, 1/15/18		120	139,200

			793,017
Capital Markets — 0.1%
American Capital, Ltd., 6.50%, 9/15/18 (a)		195	199,875
Chemicals — 0.3%
Ashland, Inc., 3.88%, 4/15/18		55	55,137
Axalta Coating Systems U.S. Holdings, Inc./Axalta Coating Systems Dutch Holding B BV, 7.38%, 5/01/21 (a)		150	160,875
Perstorp Holding AB, 8.75%, 5/15/17 (a)		200	208,500
Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 1/15/21 (a)		255	265,200

			689,712
Commercial Services & Supplies — 1.8%
ADS Waste Holdings, Inc., 8.25%, 10/01/20		26	27,105
Anna Merger Sub, Inc., 7.75%, 10/01/22 (a)		225	226,125
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (a)		134	152,090
Ceridian LLC, 8.88%, 7/15/19 (a)		910	1,006,687
Garda World Security Corp., 7.25%, 11/15/21 (a)		28	27,860
HD Supply, Inc.:
8.13%, 4/15/19		803	867,240
11.00%, 4/15/20		789	893,543
7.50%, 7/15/20		179	185,713
The Hertz Corp.:
4.25%, 4/01/18		52	51,090
7.38%, 1/15/21		5	5,275
Laureate Education, Inc., 9.25%, 9/01/19 (a)		125	125,625
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (a)		600	610,500

			4,178,853
Communications Equipment — 0.3%
Alcatel-Lucent USA, Inc.:
4.63%, 7/01/17 (a)		200	202,250
6.75%, 11/15/20 (a)		400	406,000
CommScope, Inc.:
5.00%, 6/15/21 (a)		66	64,680
5.50%, 6/15/24 (a)		68	66,810
Hughes Satellite Systems Corp., 6.50%, 6/15/19		50	53,125

			792,865
Computer Services — 0.0%
SunGard Data Systems, Inc., 6.63%, 11/01/19		95	95,000
Construction & Engineering — 0.6%
Abengoa Greenfield SA, 6.50%, 10/01/19 (a)		267	265,665

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Construction & Engineering (concluded)
AECOM Technology Corp.:
5.75%, 10/15/22 (a)	USD	76	$76,285
5.88%, 10/15/24 (a)		345	347,156
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (a)		133	133,665
Modular Space Corp., 10.25%, 1/31/19 (a)		556	561,560

			1,384,331
Construction Materials — 0.3%
Cemex Finance LLC, 6.00%, 4/01/24 (a)		400	398,880
Cemex SAB de CV, 5.70%, 1/11/25 (a)		230	221,605

			620,485
Consumer Finance — 0.4%
Ally Financial Inc., 3.50%, 1/27/19		1,000	972,500
Containers & Packaging — 0.9%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.00%, 6/30/21 (a)		200	192,000
4.50%, 1/15/22	EUR	100	122,903
Beverage Packaging Holdings Luxembourg II SA, 6.00%, 6/15/17 (a)	USD	137	134,945
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
9.00%, 4/15/19		105	109,331
7.88%, 8/15/19		387	411,187
5.75%, 10/15/20		1,150	1,170,125

			2,140,491
Distributors — 0.0%
VWR Funding, Inc., 7.25%, 9/15/17		74	77,053
Diversified Financial Services — 0.0%
Springleaf Finance Corp.:
7.75%, 10/01/21		10	11,200
8.25%, 10/01/23		19	21,375

			32,575
Diversified Telecommunication Services — 1.5%
Avaya, Inc., 7.00%, 4/01/19 (a)		104	100,880
Columbus International, Inc., 7.38%, 3/30/21 (a)		380	395,200
Intelsat Jackson Holdings SA, 5.50%, 8/01/23		490	467,950
Intelsat Luxembourg SA, 6.75%, 6/01/18		110	113,025
Level 3 Communications, Inc., 8.88%, 6/01/19		60	64,050
Level 3 Escrow II, Inc., 5.38%, 8/15/22 (a)		710	699,350
Level 3 Financing, Inc.:
3.82%, 1/15/18 (a)(b)		126	124,148
8.13%, 7/01/19		410	436,650
6.13%, 1/15/21 (a)		358	368,740
VTR Finance BV, 6.88%, 1/15/24 (a)		725	750,375
Windstream Corp., 7.75%, 10/15/20		7	7,368

			3,527,736
Electric Utilities — 0.3%
ContourGlobal Power Holdings SA, 7.13%, 6/01/19 (a)		300	297,000
Homer City Generation LP:
8.14% (8.14% Cash or 8.637% PIK), 10/01/19 (d)		65	67,600
8.73% (8.73% Cash or 9.23% PIK), 10/01/26 (d)		225	235,687

			600,287
Electronic Equipment, Instruments & Components — 0.0%
CDW LLC/CDW Finance Corp., 6.00%, 8/15/22		95	98,563

Corporate Bonds		Par (000)	Value
Energy Equipment & Services — 0.1%
Pacific Drilling SA, 5.38%, 6/01/20 (a)	USD	105	$96,075
Seventy Seven Energy, Inc., 6.50%, 7/15/22 (a)		83	81,547

			177,622
Health Care Equipment & Supplies — 0.2%
Biomet, Inc., 6.50%, 10/01/20		45	47,250
DJO Finance LLC/DJO Finance Corp., 8.75%, 3/15/18		279	294,345
Hologic, Inc., 6.25%, 8/01/20		197	202,910

			544,505
Health Care Providers & Services — 2.3%
Acadia Healthcare Co., Inc., 5.50%, 7/01/22		60	58,500
Amsurg Corp., 5.63%, 7/15/22 (a)		322	318,780
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		560	575,400
6.88%, 2/01/22 (a)		170	176,800
DaVita HealthCare Partners, Inc., 5.13%, 7/15/24		353	346,823
HCA, Inc.:
6.50%, 2/15/20		710	775,675
7.25%, 9/15/20		132	138,600
5.88%, 3/15/22		805	846,256
4.75%, 5/01/23		20	19,550
Tenet Healthcare Corp.:
6.25%, 11/01/18		136	144,500
5.00%, 3/01/19 (a)		182	179,725
5.50%, 3/01/19 (a)		335	335,837
6.00%, 10/01/20		1,038	1,097,685
4.38%, 10/01/21		140	134,050
8.13%, 4/01/22		190	208,525

			5,356,706
Health Care Technology — 0.1%
BC ULC/New Red Finance, Inc., 6.00%, 4/01/22 (a)		300	298,125
Hotels, Restaurants & Leisure — 1.0%
ARAMARK Services, Inc., 5.75%, 3/15/20		60	61,500
Caesars Entertainment Operating Co., Inc.:
9.00%, 2/15/20		1,247	953,955
9.00%, 2/15/20		903	690,795
Greektown Holdings LLC/Greektown Mothership Corp., 8.88%, 3/15/19 (a)		125	124,375
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (a)		67	67,670
Station Casinos LLC, 7.50%, 3/01/21		310	323,175

			2,221,470
Household Durables — 0.7%
Beazer Homes USA, Inc., 6.63%, 4/15/18		80	82,600
K. Hovnanian Enterprises, Inc.:
7.25%, 10/15/20 (a)		405	424,237
9.13%, 11/15/20 (a)		150	162,375
KB Home, 7.25%, 6/15/18		120	128,400
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19		450	474,750
Weyerhaeuser Real Estate Co.:
4.38%, 6/15/19 (a)		160	156,400
5.88%, 6/15/24 (a)		110	109,450

			1,538,212
Independent Power and Renewable Electricity Producers — 0.3%
Calpine Corp.:
6.00%, 1/15/22 (a)		341	360,607
5.88%, 1/15/24 (a)		93	96,255

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	41

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Independent Power and Renewable Electricity Producers (concluded)
Mirant Mid-Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17	USD	108	$113,853
NRG Energy, Inc., 7.63%, 1/15/18		169	185,900

			756,615
Insurance — 0.0%
CNO Financial Group, Inc., 6.38%, 10/01/20 (a)		27	28,620
Internet Software & Services — 0.5%
IAC/InterActiveCorp., 4.88%, 11/30/18		149	150,490
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20		925	992,063

			1,142,553
IT Services — 0.0%
APX Group, Inc.:
6.38%, 12/01/19		27	26,123
8.75%, 12/01/20		38	34,580

			60,703
Life Sciences Tools & Services — 0.0%
Jaguar Holding Co. I, 9.38% (9.38% Cash or 10.13% PIK), 10/15/17 (a)(d)		90	90,900
Machinery — 0.1%
Titan International, Inc., 6.88%, 10/01/20		110	107,800
Media — 2.6%
Altice Financing SA, 6.50%, 1/15/22 (a)		200	205,000
Altice SA, 7.75%, 5/15/22 (a)		302	311,815
AMC Networks, Inc., 7.75%, 7/15/21		30	32,700
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.:
5.25%, 2/15/22 (a)		24	23,970
5.63%, 2/15/24 (a)		20	20,050
Cengage Learning Acquisitions, Inc., 0.00%, 4/15/20 (e)(f)		76	—
Clear Channel Communications, Inc.:
9.00%, 12/15/19		425	428,187
9.00%, 3/01/21		624	620,880
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (a)		56	58,520
Gannett Co., Inc.:
5.13%, 10/15/19 (a)		40	40,400
5.13%, 7/15/20		44	44,110
6.38%, 10/15/23 (a)		61	63,440
Gray Television, Inc., 7.50%, 10/01/20		87	88,957
iHeartCommunications, Inc., 9.00%, 9/15/22 (a)		260	258,050
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (a)		34	36,125
The McClatchy Co., 9.00%, 12/15/22		30	32,400
MDC Partners, Inc., 6.75%, 4/01/20 (a)		80	82,400
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (a)		45	45,450
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (a)		110	107,525
Numericable Group SA:
4.88%, 5/15/19 (a)		520	513,500
6.00%, 5/15/22 (a)		875	881,563
6.25%, 5/15/24 (a)		200	199,500
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (a)		240	244,800
Sirius XM Radio, Inc., 5.75%, 8/01/21 (a)		81	81,405
Townsquare Radio LLC/Townsquare Radio, Inc., 9.00%, 4/01/19 (a)		168	181,020
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (a)		385	388,850

Corporate Bonds		Par (000)	Value
Media (concluded)
Univision Communications, Inc., 7.88%, 11/01/20 (a)	USD	225	$241,031
Virgin Media Secured Finance PLC, 5.38%, 4/15/21 (a)		750	755,625

			5,987,273
Metals & Mining — 1.5%
Alcoa, Inc., 5.13%, 10/01/24		532	532,691
ArcelorMittal:
4.25%, 8/05/15		125	127,031
6.13%, 6/01/18		46	48,760
Constellium NV:
4.63%, 5/15/21	EUR	100	128,832
5.75%, 5/15/24 (a)	USD	250	250,000
FMG Resources August 2006 Property Ltd., 6.00%, 4/01/17 (a)		48	48,360
Novelis, Inc., 8.75%, 12/15/20		150	160,313
Ryerson, Inc./Joseph T. Ryerson & Son, Inc., 9.00%, 10/15/17		420	443,100
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (a)		1,600	1,708,000

			3,447,087
Oil, Gas & Consumable Fuels — 3.5%
Access Midstream Partners LP/ACMP Finance Corp., 4.88%, 5/15/23		95	97,494
American Energy-Permian Basin LLC/AEPB Finance Corp.:
7.13%, 11/01/20 (a)		120	109,800
7.38%, 11/01/21 (a)		103	94,245
Antero Resources Finance Corp., 5.38%, 11/01/21		158	157,210
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21		38	41,325
Baytex Energy Corp., 5.63%, 6/01/24 (a)		45	43,200
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		14	14,420
California Resources Corp., 6.00%, 11/15/24 (a)		328	337,020
Cimarex Energy Co., 4.38%, 6/01/24		64	64,480
CONSOL Energy, Inc., 5.88%, 4/15/22 (a)		485	477,725
El Paso LLC, 7.75%, 1/15/32		185	227,087
Energy Transfer Equity LP, 5.88%, 1/15/24		430	435,375
Energy XXI Gulf Coast, Inc., 6.88%, 3/15/24 (a)		85	79,900
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		405	422,213
Hilcorp Energy I LP/Hilcorp Finance Co., 5.00%, 12/01/24 (a)		174	167,475
Kinder Morgan, Inc., 5.63%, 11/15/23 (a)		115	122,187
Linn Energy LLC/Linn Energy Finance Corp., 8.63%, 4/15/20		812	839,405
MEG Energy Corp., 6.50%, 3/15/21 (a)		650	666,250
NGPL PipeCo LLC, 9.63%, 6/01/19 (a)		125	132,500
Northern Oil and Gas, Inc., 8.00%, 6/01/20		57	57,855
Precision Drilling Corp., 5.25%, 11/15/24 (a)		165	159,225
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (a)		27	27,878
Rose Rock Midstream LP/Rose Rock Finance Corp., 5.63%, 7/15/22 (a)		84	83,160
RSP Permian, Inc., 6.63%, 10/01/22 (a)		125	125,781
Sabine Pass Liquefaction LLC:
5.63%, 4/15/23 (a)		193	194,930
5.75%, 5/15/24 (a)		1,487	1,513,023
Sabine Pass LNG LP, 7.50%, 11/30/16		855	906,385
SandRidge Energy, Inc., 8.75%, 1/15/20		3	3,090
Southern Star Central Corp., 5.13%, 7/15/22 (a)		300	298,500
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21		117	125,190

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Ultra Petroleum Corp., 5.75%, 12/15/18 (a)	USD	100	$100,500

			8,124,828
Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (a)		306	316,710
Pharmaceuticals — 0.4%
Capsugel SA, 7.00% (7.00% Cash or 7.75% PIK), 5/15/19 (a)(d)		32	31,920
Endo Finance LLC & Endo Finco, Inc.:
7.00%, 12/15/20 (a)		47	49,115
5.38%, 1/15/23 (a)		33	31,515
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.75%, 8/01/22 (a)		285	287,137
Salix Pharmaceuticals Ltd., 6.00%, 1/15/21 (a)		30	32,475
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (a)		167	176,185
6.38%, 10/15/20 (a)		85	87,337
5.63%, 12/01/21 (a)		138	137,483

			833,167
Professional Services — 0.1%
Ceridian LLC/Comdata, Inc., 8.13%, 11/15/17 (a)		205	205,256
Real Estate Investment Trusts (REITs) — 0.2%
Felcor Lodging LP, 6.75%, 6/01/19		170	177,013
The Geo Group, Inc., 5.88%, 1/15/22		70	70,700
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18		73	74,095
Rayonier AM Products, Inc., 5.50%, 6/01/24 (a)		18	17,145

			338,953
Real Estate Management & Development — 0.3%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 2/15/21 (a)		56	53,480
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (a)		50	54,250
Realogy Group LLC, 7.63%, 1/15/20 (a)		565	604,550

			712,280
Road & Rail — 0.3%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 2.98%, 12/01/17		37	36,676
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (a)		335	341,700
JCH Parent, Inc., 10.50% (10.50% Cash or 11.25% PIK), 3/15/19 (a)(d)		281	274,677

			653,053
Semiconductors & Semiconductor Equipment — 0.2%
Micron Technology, Inc., 5.50%, 2/01/25 (a)		290	284,200
NXP BV/NXP Funding LLC, 3.75%, 6/01/18 (a)		150	147,375

			431,575
Software — 1.2%
First Data Corp.:
7.38%, 6/15/19 (a)		953	1,003,128
6.75%, 11/01/20 (a)		116	122,960
8.25%, 1/15/21 (a)		1,400	1,484,000
Sabre GLBL, Inc., 8.50%, 5/15/19 (a)		214	228,980

			2,839,068
Specialty Retail — 0.1%
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (a)		174	180,960

Corporate Bonds		Par (000)	Value
Specialty Retail (concluded)
PC Nextco Holdings LLC/PC Nextco Finance, Inc., 8.75%, 8/15/19	USD	46	$46,230

			227,190
Textiles, Apparel & Luxury Goods — 0.1%
Springs Industries, Inc., 6.25%, 6/01/21		340	333,200
Thrifts & Mortgage Finance — 0.1%
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (a)		200	204,500
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (a)		45	45,900

			250,400
Trading Companies & Distributors — 0.8%
Ashtead Capital, Inc.:
6.50%, 7/15/22 (a)		525	556,500
5.63%, 10/01/24 (a)		365	366,825
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (a)		423	434,633
United Rentals North America, Inc.:
5.75%, 7/15/18		125	130,313
5.75%, 11/15/24		279	282,487

			1,770,758
Wireless Telecommunication Services — 1.0%
Inmarsat Finance PLC, 4.88%, 5/15/22 (a)		250	244,375
MetroPCS Wireless, Inc., 7.88%, 9/01/18		18	18,711
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		850	981,750
Sprint Corp., 7.88%, 9/15/23 (a)		290	307,400
T-Mobile USA, Inc.:
6.13%, 1/15/22		16	16,080
6.00%, 3/01/23		164	163,795
6.38%, 3/01/25		520	518,700

			2,250,811
Total Corporate Bonds — 26.9%			62,100,489

Floating Rate Loan Interests (b)
Advertising — 0.3%
Affinion Group, Inc.:
Initial Second Lien Term Loan, 8.50%, 10/31/18		314	302,000
Tranche B Term Loan, 6.75%, 4/30/18		303	293,710

			595,710
Aerospace & Defense — 0.9%
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		1,271	1,207,785
TASC, Inc., Second Lien Term Loan, 12.00%, 5/21/21		300	292,125
TransDigm, Inc.:
Tranche B Term Loan, 3.50%, 2/14/17		177	176,452
Tranche C Term Loan, 3.75%, 2/28/20		128	125,426
Tranche D Term Loan, 3.75%, 6/04/21		200	195,759

			1,997,547

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	43

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Air Freight & Logistics — 0.6%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21	USD	253	$244,441
Ceva Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21		266	256,818
Ceva Logistics Canada ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.50%, 3/19/21		46	44,279
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 6.50%, 3/19/21		367	354,231
Mirror Bidco Corp., New Incremental Term Loan, 4.25%, 12/28/19		460	452,887

			1,352,656
Airlines — 0.2%
Delta Air Lines, Inc., 2014 Term B-1 Loan, 3.25%, 10/18/18		147	142,917
Northwest Airlines, Inc.:
Term Loan B757-200 (N551), 1.56%, 9/10/18		23	21,618
Term Loan B757-200 (N554), 1.56%, 9/10/18		23	21,618
Term Loan B757-300 (N550), 1.56%, 3/10/17		23	21,675
Term Loan B757-300 (N583), 2.18%, 3/10/17		23	22,180
Term Loan B757-300 (N584), 2.18%, 3/10/17		23	22,721
US Airways, Inc., Tranche B-1 Term Loan (Consenting), 3.50%, 5/23/19		193	187,982

			440,711
Auto Components — 0.5%
Affinia Group, Inc., Tranche B-2 Term Loan, 4.75%, 4/25/20		110	109,230
Dayco Products LLC - (Mark IV Industries, Inc.), Term Loan, 5.25%, 12/12/19		343	341,988
The Goodyear Tire & Rubber Co., Loan (Second Lien), 4.75%, 4/30/19		250	249,297
Navistar, Inc., Tranche B Term Loan, 5.75%, 8/17/17		219	219,251
UCI International, Inc. (United Components), Term Loan, 5.50%, 7/26/17		154	154,076

			1,073,842
Biotechnology — 0.7%
Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loam, 3.15%, 2/27/21		1,527	1,497,741
Ikaria, Inc.:
Initial Term Loan (First Lien), 4.00%, 2/12/21		133	132,578
Initial Term Loan (Second Lien), 8.75%, 2/14/22		95	95,831

			1,726,150
Building Products — 1.8%
Continental Building Products LLC, First Lien Term Loan, 4.00%, 8/28/20		515	506,831
CPG International, Inc., Term Loan, 4.75%, 9/30/20		1,021	1,015,440
Jeld-Wen, Inc., Term Loan B, 4.25%, 9/24/21		890	882,773
Nortek, Inc., Loan, 3.75%, 10/30/20		224	220,885
Ply Gem Industries, Inc., Term Loan, 4.00%, 2/01/21		567	555,274
Tronox Pigments (Netherlands) BV, New Term Loan, 4.00%, 3/19/20		192	190,582

Floating Rate Loan Interests (b)		Par (000)	Value
Building Products (concluded)
Wilsonart LLC:
Initial Term Loan, 4.00%, 10/31/19	USD	655	$641,509
Tranche B Term Loan, 4.00%, 10/31/19		203	199,267

			4,212,561
Capital Markets — 1.0%
American Capital Ltd. (FKA American Capital Strategies Ltd.), Term Loan B, 3.50%, 8/22/17		212	208,907
AssuredPartners Capital, Inc., Initial Term Loan (First Lien), 4.50%, 4/02/21		500	492,815
Gardner Denver, Inc.:
Initial Dollar Term Loan, 4.25%, 7/30/20		508	497,359
Initial Euro Term Loan, 4.75%, 7/30/20	EUR	57	72,051
Moxie Patriot LLC, Construction B-1 Advances, 6.75%, 12/19/20	USD	370	375,550
SAM Finance Lux S.à r.l. (Santandar), Dollar Term Loan, 4.25%, 12/17/20		645	641,364

			2,288,046
Chemicals — 2.9%
Allnex (Luxembourg) & Cy S.C.A., Tranche B-1 Term Loan, 4.50%, 10/03/19		114	112,983
Allnex USA, Inc., Tranche B-2 Term Loan, 4.50%, 10/03/19		59	58,622
Arysta LifeScience SPC LLC:
Initial Term Loan (First Lien), 4.50%, 5/29/20		860	851,147
Initial Term Loan (Second Lien), 8.25%, 11/30/20		210	210,876
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		371	362,143
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.), Refinanced Term B Loan, 3.75%, 2/01/20		708	693,120
Chromaflo Technologies Corp. (Chromaflo Technologies Finance BV):
Term B Loan (First Lien), 4.50%, 12/02/19		228	225,422
Term B Loan (Second Lien), 8.25%, 6/02/20		120	119,700
Ineos U.S. Finance LLC, Cash Dollar Term Loan, 3.75%, 5/04/18		393	384,252
Kronos Worldwide, Inc., Initial Term Loan, 4.75%, 2/18/20		149	148,441
MacDermid, Inc., Tranche B Term Loan (First Lien), 3.00%, 6/07/20		709	695,632
Minerals Technologies, Inc., Initial Term Loan, 4.00% — 5.50%, 5/07/21		734	726,827
Momentive Performance Materials USA, Inc., Intial Term Loan (DIP), 4.00%, 4/15/15		150	149,625
Oxea Finance & Cy SCA (Oxea Finance LLC):
Term Loan (Second Lien), 8.25%, 7/15/20		300	296,499
Tranche B-2 Term Loan (First Lien), 4.25%, 1/15/20		486	475,383
Road Infrastructure Investment LLC:
Term Loan (First Lien 2014), 4.25%, 3/31/21		393	381,234
Term Loan (Second Lien 2014), 7.75%, 9/30/21		325	312,813
Royal Adhesives and Sealants LLC, Term B Loan (First Lien), 5.50%, 7/31/18		141	141,202
Univar, Inc., Term B Loan, 5.00%, 6/30/17		97	95,811

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Chemicals (concluded)
W.R. Grace & Co., U.S. Term Loan, 3.00%, 2/03/21	USD	367	$363,188

			6,804,920
Commercial Services & Supplies — 3.1%
ADS Waste Holdings, Inc., Initial Tranche B-2 Term Loan, 3.75%, 10/09/19		634	615,969
Allied Security Holdings LLC:
Closing Date Term Loan (First Lien), 4.25%, 2/12/21		943	929,009
Closing Date Term Loan (Second Lien), 8.00%, 8/13/21		145	143,105
Aramark Corp.:
U.S. Term E Loan, 3.25%, 9/06/19		485	475,664
U.S. Term F Loan, 3.25%, 2/24/21		398	389,793
BakerCorp International, Inc. (FKA B-Corp Holdings, Inc.), Refinanced Term Loan, 3.00%, 2/07/20		311	301,698
Garda World Security Corp.:
Term B Delayed Draw Loan, 4.00%, 11/06/20		72	70,433
Term B Loan, 4.00%, 11/06/20		280	275,332
GCA Services Group, Inc.:
Initial Loan (Second Lien), 9.25%, 11/01/20		48	47,880
Replacement Term Loan (First Lien), 4.25% — 5.50%, 11/01/19		130	128,591
Getty Images, Inc., Initial Term Loan, 4.75%, 10/18/19		27	25,084
IG Investments Holdings LLC, Tranche B Term Loan (First Lien), 5.25%, 10/31/19		361	359,735
Intelligrated, Inc., Term Loan (First Lien 2012), 4.50%, 7/30/18		230	225,623
Intertrust Group BV, Facility 2 (Second Lien), 8.00%, 4/15/22		375	370,624
iQor U.S., Inc., Term B Loan (First Lien), 6.00%, 4/01/21		266	242,306
KAR Auction Services, Inc., Tranche B-2 Term Loan, 3.50%, 3/11/21		118	116,298
Livingston International, Inc.:
Initial Term B-1 Loan (First Lien), 5.00%, 4/18/19		114	111,575
Initial Term Loan (Second Lien), 9.00%, 4/17/20		54	53,488
Nexeo Solutions LLC, Initial Loans, 5.00%, 9/08/17		394	390,224
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19		1,325	1,298,960
W3 Co.:
Term Loan (First Lien), 5.75%, 3/13/20		133	132,310
Term Loan (Second Lien), 9.25%, 9/13/20		55	53,217
West Corp., Term B-10 Loan, 3.25%, 6/30/18		344	335,817

			7,092,735
Construction & Engineering — 0.2%
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.75%, 11/26/20		515	512,701
Construction Materials — 0.3%
Faenza Germany GmbH Holdings (Ceramtec Acquisition):
Dollar Term B-3 Loan, 4.25%, 8/28/20		57	56,508

Floating Rate Loan Interests (b)		Par (000)	Value
Construction Materials (concluded)
Initial Dollar Term B-1 Loan, 4.25%, 8/28/20	USD	190	$187,714
Initial Dollar Term B-2 Loan, 4.25%, 8/28/20		19	18,612
Quikrete Holdings, Inc., Initial Loan (First Lien), 4.00%, 9/28/20		415	410,060

			672,894
Containers & Packaging — 0.8%
Berry Plastics Corp.:
Term D Loan, 3.50%, 2/08/20		203	197,159
Term E Loan, 3.75%, 1/06/21		507	495,161
BWay Intermediate Company, Inc., Initial Term Loan, 5.50%, 8/14/20		369	368,385
Reynolds Group Holdings, Inc., Incremental U.S. Term Loan, 4.00%, 11/30/18		841	831,719

			1,892,424
Distributors — 0.3%
American Tire Distributors, Inc., New 2014 Initial Term Loan, 5.75%, 6/01/18		333	332,808
Fram Group Holdings, Inc./Prestone Holdings, Inc., Loan (Second Lien), 10.50%, 1/29/18		388	372,969
VWR Funding, Inc., Amendment No. 2 Dollar Term Loan, 3.40%, 4/03/17		103	101,313

			807,090
Diversified Consumer Services — 0.8%
Bright Horizons Family Solutions LLC (FKA Bright Horizons Family Solutions, Inc.), Term B Loan, 3.75% — 5.00%, 1/30/20		644	634,689
The Servicemaster Co. LLC, Initial Term Loan, 4.25%, 7/01/21		975	959,312
Weight Watchers International, Inc., Initial Tranche B-2 Term Loan, 4.00%, 4/02/20		336	254,994

			1,848,995
Diversified Telecommunication Services — 2.7%
Avaya, Inc., Term B-3 Loan, 4.65%, 10/26/17		166	158,346
Consolidated Communications, Inc., Initial Term Loan, 4.25%, 12/23/20		450	448,571
Hawaiian Telcom Communications, Inc., Term Loan, 5.00%, 6/06/19		172	171,250
Integra Telecom Holdings, Inc.:
Initial Loan (Second Lien), 9.75%, 2/21/20		270	269,549
Term B Loan, 5.25%, 2/22/19		143	141,620
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19		928	911,992
Level 3 Financing, Inc., Tranche B 2020 Term Loan, 4.00%, 1/15/20		1,695	1,663,219
LTS Buyer LLC (Sidera Networks, Inc.), Term B Loan (First Lien), 4.00%, 4/13/20		227	222,914
U.S. Telepacific Corp., Term Loan Advance, 5.75%, 2/23/17		472	470,575
Virgin Media Investment Holdings Ltd., E Facility, 4.25%, 6/30/23	GBP	270	433,830
Ziggo BV:
Term Loan B1 Facility, 2.50%, 1/15/22	USD	507	492,272
Term Loan B2, 2.50%, 1/15/22		318	308,547
Term Loan B3, 2.50%, 1/15/22		467	452,762

			6,145,447

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	45

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Electric Utilities — 1.0%
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), Term Loan, 4.25%, 6/19/16	USD	265	$263,511
La Frontera Generation LLC, Term Loan, 3.50%, 9/30/20		31	30,348
Texas Competitive Electric Holdings Co. LLC (TXU):
2017 Term Loan (Extending), 4.65%, 10/10/17		1,765	1,303,894
DIP Delayed Draw Term Loan (2014), 3.75%, 5/05/16		660	663,189

			2,260,942
Energy Equipment & Services — 0.4%
American Energy — Marcellus LLC, Initial Loan (First Lien), 5.25%, 8/04/20		611	605,150
Offshore Group Investment Ltd. (Vantage Drilling Co.), Second Term Loan, 5.75%, 3/28/19		23	21,956
Seventy Seven Operating LLC, Term Loan, 3.75%, 6/25/21		274	271,399

			898,505
Food & Staples Retailing — 0.9%
BJ’s Wholesale Club, Inc.:
2013 (November) Replacement Loan (Second Lien), 8.50%, 3/26/20		210	210,985
New 2013 (November) Replacement Loan (First Lien), 4.50%, 9/26/19		478	470,558
New Albertson’s, Inc., Term B Loan, 4.75%, 6/27/21		415	407,480
Performance Food Group, Inc. (FKA Vistar Corp.), Initial Loan (Second Lien), 6.25%, 11/14/19		464	462,385
Rite Aid Corp., Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20		215	217,419
Supervalu, Inc., New Term Loan, 4.50%, 3/21/19		201	197,124

			1,965,951
Food Products — 1.6%
Boulder Brands, Inc. (FKA Smart Balance, Inc.), Term Loan, 4.50%, 7/09/20		104	103,534
Del Monte Foods, Inc., Initial Loan (First Lien), 4.25% — 5.50%, 2/18/21		443	413,854
Diamond Foods, Inc., Loan, 4.25%, 8/20/18		786	776,720
Dole Food Co., Inc., Tranche B Term Loan, 4.5% — 5.75%, 11/01/18		666	658,828
H. J. Heinz Co., Term B-1 Loan, 3.25%, 6/07/19		183	179,947
Hearthside Group Holdings LLC, Term Loan, 4.50%, 6/02/21		399	396,339
Pinnacle Foods Finance LLC:
New Term Loan G, 3.25%, 4/29/20		376	368,089
Tranche H Term Loan, 3.25%, 4/29/20		386	377,758
Reddy Ice Corp.:
Term B Loan (First Lien), 6.75% — 7.75%, 5/01/19		296	279,247
Term B Loan (Second Lien), 10.75%, 11/01/19		200	178,000

			3,732,316
Health Care Equipment & Supplies — 2.2%
Amedisys, Inc. (Amedisys Holding LLC), Initial Term Loan (Second Lien), 8.50%, 7/28/20		460	458,275
Biomet, Inc., Dollar Term B-2 Loan, 3.66%, 7/25/17		558	553,309
ConvaTec, Inc., Dollar Term Loan, 4.00%, 12/22/16		232	230,357

Floating Rate Loan Interests (b)		Par (000)	Value
Health Care Equipment & Supplies (concluded)
DJO Finance LLC (ReAble Therapeutics Finance LLC), New Tranche B Term Loan, 4.25%, 9/15/17	USD	479	$474,869
Hologic, Inc., Refinancing Tranche B Term Loan, 3.25%, 8/01/19		693	685,786
Immucor, Inc. (FKA IVD Acquisition Corp.), Term B-2 Loan, 5.00%, 8/19/18		686	680,520
Mallinckrodt International Finance SA, Initial Term B Loan, 3.50%, 3/19/21		627	616,563
Onex Carestream Finance LP, Term Loan (Second Lien), 8.50%, 12/07/19		65	65,417
Ortho-Clinical Diagnostics Holdings Luxembourg S.à r.l., Initial Term Loan, 4.75%, 6/30/21		1,297	1,279,931

			5,045,027
Health Care Providers & Services — 3.6%
American Renal Holdings, Inc., Term B Loan (First Lien), 3.25%, 8/20/19		398	391,515
AmSurg Corp., Initial Term Loan, 3.75%, 7/16/21		274	271,141
Ardent Medical Services, Inc., Term Loan (First Lien), 6.75%, 7/02/18		59	59,429
CHG Healthcare Services, Inc. (FKA CHG Buyer Corp.), Term Loan (First Lien), 4.25%, 11/19/19		403	400,152
CHS/Community Health Systems, Inc., 2021 Term D Loan, 4.25%, 1/27/21		1,726	1,720,083
DaVita HealthCare Partners, Inc. (FKA DaVita, Inc.), Tranche B Term Loan, 3.50%, 6/24/21		1,960	1,935,351
Emdeon, Inc., Term B-2 Loan, 3.75%, 11/02/18		329	325,259
Envision Healthcare Corp. (FKA Emergency Medical Services Corp.), Initial Term Loan, 4.00%, 5/25/18		368	364,367
Genesis Healthcare LLC, Loan, 10.00%, 12/04/17		151	156,120
HCA, Inc., Tranche B-5 Term Loan, 2.90%, 3/31/17		183	181,802
Iasis Healthcare LLC, Term B-2 Loan, 4.50%, 5/03/18		29	28,845
Millennium Health LLC (FKA Millennium Laboratories LLC), Tranche B Term Loan, 5.25%, 4/16/21		873	868,719
MPH Acquisition Holdings LLC, Initial Term Loan, 4.00%, 3/31/21		452	441,301
National Mentor Holdings, Inc., Tranche B Term Loan, 3.75%, 1/31/21		369	365,036
Surgery Center Holdings, Inc., Initial Term Loan, 4.25%, 7/24/20		248	246,580
Surgical Care Affiliates LLC, Class C Incremental Term Loan, 4.00%, 6/29/18		173	170,652
Truven Health Analytics, Inc. (FKA Thomson Reuters (Healthcare), Inc.), New Tranche B Term Loan, 4.50%, 6/06/19		506	495,443

			8,421,795
Health Care Technology — 0.4%
IMS Health, Inc., Term B Dollar Loan, 3.50%, 3/17/21		672	657,353
MedAssets, Inc., Term B Loan, 4.00%, 12/13/19		349	345,932

			1,003,285
Hotels, Restaurants & Leisure — 7.3%
Bally Technologies, Inc., Term B Loan, 4.25%, 11/25/20		216	215,104
Bass Pro Group LLC, New Term Loan, 3.75% — 5.25%, 11/20/19		441	434,962

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
Belmond Interfin Ltd. (Orient Express Hotels), Dollar Term Loan, 4.00%, 3/19/21	USD	662	$651,201
Burger King Worldwide, Inc., Term Loan B, 3.50%, 9/24/21		1,630	1,617,319
Caesars Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co., Inc.):
Term B-6 Loan, 6.75%, 3/01/17		505	460,041
Term B-7 Loan, 9.75%, 1/28/18		781	739,390
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		1,688	1,613,232
CCM Merger, Inc. (Motor City Casino), Term Loan, 4.50%, 8/06/21		465	460,365
Centaur Acquisition LLC, Term Loan (Second Lien), 8.75%, 2/20/20		415	419,669
Dave & Buster’s, Inc., Term Loan, 4.50%, 7/25/20		170	168,371
Diamond Resorts Corp., Term Loan, 5.50%, 5/09/21		798	794,010
Dunkin’ Brands, Inc., Term B-4 Loan, 3.25%, 2/05/21		453	440,670
Equinox Holdings, Inc., New Initial Term Loan (First Lien), 4.25%, 1/31/20		464	456,866
ESH Hospitality, Inc., Term Loan, 5.00%, 6/24/19		110	110,137
Fitness International LLC, Term B Loan, 5.50%, 7/01/20		324	320,946
Four Seasons Holdings, Inc., Term Loan (Second Lien), 6.25%, 12/28/20		155	155,000
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20		868	853,749
Intrawest Operations Group LLC, Initial Term Loan, 5.50%, 12/09/20		332	332,487
La Quinta Intermediate Holdings LLC, Initial Term Loan, 4.00%, 4/14/21		1,668	1,648,173
Las Vegas Sands LLC, Term B Loan, 3.25%, 12/19/20		484	480,541
MGM Resorts International (MGM Grand Detroit LLC), Term B Loan, 3.50%, 12/20/19		619	607,369
Pinnacle Entertainment, Inc., Tranche B-2 Term Loan, 3.75%, 8/13/20		359	353,722
Playa Resorts Holdings, Initial Term Loan, 4.00%, 8/09/19		302	297,714
ROC Finance LLC, Funded Term B Loan, 5.00%, 6/20/19		89	85,017
Scientific Games International, Inc., Initial Term Loan, 3.25%, 10/18/20		808	791,305
Seaworld Parks & Entertainment, Inc. (FKA SW Acquisitions Co., Inc.), Term B-2 Loan, 3.00%, 5/14/20		121	113,625
Station Casinos LLC, B Term Loan, 3.25%, 3/02/20		896	880,636
Travelport Finance (Luxembourg) S.à r.l., Initial Term Loan, 6.00%, 9/02/21		1,005	1,002,668
Twin River Management Group, Inc. (FKA BLB Management Services, Inc.), Closing Date Term Loan, 5.25%, 7/10/20		379	377,155

			16,881,444
Independent Power and Renewable Electricity Producers — 0.8%
Calpine Construction Finance Co. LP, Term B-1 Loan, 3.00%, 5/03/20		55	52,675
Calpine Corp.:
Term Loan (10/12), 4.00%, 10/09/19		280	277,007
Term Loan (3/11), 4.00%, 4/01/18		142	140,376
Dynegy, Inc., Tranche B-2 Term Loan, 4.00%, 4/23/20		212	210,389
Exgen Texas Power LLC, Term Loan, 4.75%, 9/18/21		385	381,150
Panda Temple Power II LLC, Construction Term Loan Advance, 7.25%, 4/03/19		280	285,600

Floating Rate Loan Interests (b)		Par (000)	Value
Independent Power and Renewable Electricity Producers (concluded)
TPF II LC LLC (TPF II Rolling Hills LLC), Term Loan B, 4.50%, 9/29/21	USD	405	$403,736

			1,750,933
Insurance — 0.8%
CNO Financial Group, Inc.:
Tranche B-1 Term Loan, 3.00%, 9/28/16		57	56,668
Tranche B-2 Term Loan, 3.75%, 9/28/18		115	113,618
Cooper Gay Swett & Crawford Ltd. (CGSC of Delaware Holdings Corp.):
Term Loan (First Lien), 5.00%, 4/16/20		153	141,073
Term Loan (Second Lien), 8.25%, 10/16/20		70	60,900
Sedgwick Claims Management Services, Inc.:
Initial Loan (Second Lien), 6.75%, 2/28/22		560	546,353
Initial Term Loan (First Lien), 3.75%, 3/01/21		547	529,694
York Risk Services Group, Inc.:
Delayed Draw Term Loan, 0.00%, 9/16/21		42	41,961
Term Loan, 3.75%, 10/01/21		390	388,137

			1,878,404
Internet & Catalog Retail — 0.3%
Leonardo Acquisition Corp. (AKA 1-800 Contacts), Term Loan (First Lien), 4.25%, 1/29/21		676	666,218
Internet Software & Services — 1.4%
Amaya Holdings BV, Initial Term B Loan (First Lien), 5.00%, 8/01/21		335	330,273
DealerTrack Technologies, Inc., Term Loan, 3.50%, 2/28/21		618	608,097
Go Daddy Operating Co. LLC, Initial Term Loan, 4.75%, 5/13/21		748	736,439
Zayo Group LLC (Zayo Capital, Inc.), Term Loan, 4.00%, 7/02/19		1,602	1,576,967

			3,251,776
IT Services — 0.5%
Evertec Group LLC (FKA Evertec LLC), Term B Loan, 3.50%, 4/17/20		94	92,093
Sungard Availability Services Capital, Inc., Tranche B Term Loan, 6.00%, 3/29/19		522	482,152
SunGard Data Systems, Inc. (Solar Capital Corp.), Tranche C Term Loan, 3.91%, 2/28/17		285	283,487
Vantiv LLC (FKA Fifth Third Processing Solutions LLC), Term B Loan, 3.75%, 6/14/21		379	376,366

			1,234,098
Leisure Products — 0.4%
FGI Operating Co. LLC, Term B Loan, 5.50%, 4/19/19		235	233,840
Leslie’s Poolmart, Inc., Additional Tranche B Term Loan, 4.25%, 10/16/19		377	371,281
Performance Sports Group Ltd. (FKA Bauer Performance Sports Ltd.), Initial Term Loan, 4.00%, 4/15/21		312	308,394

			913,515
Life Sciences Tools & Services — 0.4%
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC), 2013 Term Loan, 4.00%, 12/05/18		602	594,999
Quintiles Transnational Corp., Term B-3 Loan, 3.75%, 6/08/18		317	312,307

			907,306

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	47

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Machinery — 2.0%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (FKA Silver II U.S. Holdings LLC), Refinancing Term Loan, 4.00%, 12/13/19	USD	496	$486,664
Alliance Laundry Systems LLC, Initial Term Loan (First Lien), 4.25%, 12/10/18		371	366,804
Ameriforge Group, Inc., Initial Term Loan (Second Lien), 8.75%, 12/21/20		90	90,900
Filtration Group Corp., Term Loan (First Lien), 4.50%, 11/20/20		194	192,409
FPC Holdings, Inc., Initial Loan (First Lien), 5.25%, 11/19/19		456	450,545
Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/05/21		2,195	2,153,383
Rexnord LLC/RBS Global, Inc., Term B Loan, 4.00%, 8/21/20		579	568,562
Wabash National, Tranche B-1 Loan, 4.50%, 5/08/19		129	128,080
Windsor Financing LLC, Term B Facility, 6.25%, 12/05/17		133	136,108

			4,573,455
Marine — 0.3%
Drillships Ocean Ventures, Inc., Term Loan, 5.50%, 7/25/21		725	701,437
Media — 6.0%
Advanstar Communications, Inc., Term Loan (Second Lien), 9.50%, 6/05/20		120	120,300
Advantage Sales & Marketing, Inc.:
Delayed Draw Term Loan, 4.25%, 7/23/21		6	6,176
Initial Term Loan (First Lien), 4.25%, 7/23/21		377	370,547
Term Loan (Second Lien), 7.50%, 7/25/22		695	683,831
AMC Entertainment, Inc., Initial Term Loan, 3.50%, 4/30/20		276	272,237
Cengage Learning Acquisitions, Inc. (FKA TL Acquisitions, Inc.), Term Loan, 7.00%, 3/31/20		1,602	1,598,522
Charter Communications Operating LLC:
Term E Loan, 3.00%, 7/01/20		520	503,901
Term G Loan, 4.25%, 9/10/21		1,200	1,195,632
Clear Channel Communications, Inc.:
Tranche B Term Loan, 3.80%, 1/29/16		32	31,588
Tranche D Term Loan, 6.90%, 1/30/19		1,469	1,401,943
Cumulus Media Holdings, Inc., Term Loan, 4.25%, 12/23/20		176	173,050
Interactive Data Corp., Term Loan, 4.75%, 5/02/21		673	669,313
Liberty Cablevision of Puerto Rico LLC (FKA San Juan Cable LLC), Term B Loan (First Lien), 4.50%, 1/07/22		460	456,168
Lions Gate Entertainment, Loan, 5.00%, 7/19/20		100	100,250
Live Nation Entertainment, Inc., Term B-1 Loan, 3.50%, 8/17/20		109	107,436
MCC Iowa LLC, Tranche H Term Loan, 3.25%, 1/29/21		723	702,808
Media General, Inc., Term B Loan, 4.25%, 7/31/20		172	170,387
National CineMedia LLC, Term Loan (2013), 2.91%, 11/26/19		690	661,682
NEP/NCP Holdco, Inc., Amendment No. 3 Incremental Term Loan (First Lien), 4.25%, 1/22/20		504	490,772
Numericable U.S. LLC:
Dollar Denominated Tranche B-1 Loan, 4.50%, 5/21/20		422	418,902

Floating Rate Loan Interests (b)		Par (000)	Value
Media (concluded)
Dollar Denominated Tranche B-2 Loan, 4.50%, 5/21/20	USD	365	$362,408
Salem Communications Corp., Term Loan, 4.50%, 3/13/20		128	126,576
Tribune Co., Initial Term Loan, 4.00%, 12/27/20		595	586,401
Univision Communications, Inc., Replacement First Lien Term Loan, 4.00%, 3/01/20		810	794,000
UPC Financing Partnership, Facility AH, 3.25%, 6/30/21		275	267,437
Virgin Media Investment Holdings Ltd., B Facility, 3.50%, 6/07/20		300	291,819
WideOpenWest Finance LLC:
Term B Loan, 4.75%, 4/01/19		156	155,744
Term B-1 Loan 2013, 3.75%, 7/17/17		261	259,488
William Morris Endeavor Entertainment LLC (IMG Worldwide Holdings LLC):
Term Loan (First Lien), 5.25%, 5/06/21		633	623,120
Term Loan (Second Lien), 8.25%, 5/06/22		290	282,266

			13,884,704
Metals & Mining — 0.3%
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.), Loan, 3.75%, 6/30/19		380	371,775
Novelis, Inc., Initial Term Loan, 3.75%, 3/10/17		249	245,992

			617,767
Multiline Retail — 0.3%
Evergreen Acqco 1 LP, New Term Loan, 5.00%, 7/09/19		419	412,199
Hudson’s Bay Co., Initial Term Loan (First Lien), 4.75%, 11/04/20		324	323,277

			735,476
Multi-Utilities — 0.0%
Power Borrower LLC, Initial Term Loan (Second Lien), 8.25%, 11/06/20		45	43,650
Oil, Gas & Consumable Fuels — 1.4%
American Energy — Utica LLC:
Incremental Tranche 1 Loan (Second Lien), 11.00%, 9/30/18		84	87,411
Incremental Tranche 2 (Second Lien), 11.00%, 9/30/18		84	87,632
Arch Coal, Inc., Term Loan, 6.25%, 5/16/18		596	544,615
Bronco Midstream Funding LLC, Term Loan, 5.00%, 8/17/20		321	321,022
EP Energy LLC (FKA Everest Acquisition LLC), Tranche B-3 Loan, 3.50%, 5/24/18		117	114,479
Fieldwood Energy LLC:
Closing Date Loan (Second Lien), 8.38%, 9/30/20		180	180,225
Closing Date Loan, 3.88%, 9/28/18		243	238,890
MEG Energy Corp., New Term Loan, 3.75%, 3/31/20		714	708,792
Southcross Energy Partners LP, Initial Term Loan, 5.25%, 8/04/21		284	283,401
Southcross Holdings Borrower LP, Term Loan, 6.00%, 8/04/21		229	228,851
Western Refining, Inc., Term Loan 2013, 4.25%, 11/12/20		325	323,444

			3,118,762
Personal Products — 0.2%
NBTY, Inc., Term B-2 Loan, 3.50%, 10/01/17		150	146,963

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Personal Products (concluded)
Prestige Brands, Inc., Term B-2 Loan, 4.50%, 9/03/21	USD	205	$204,487

			351,450
Pharmaceuticals — 1.9%
Akorn, Inc., Loan, 4.50%, 4/16/21		510	506,333
Amneal Pharmaceuticals LLC, Term Loan B, 4.75% — 6.00%, 11/01/19		288	287,105
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.):
Dollar Term Loan, 4.50%, 5/20/21		763	758,158
Term Borrowing, 6.50%, 12/31/17		13	13,221
Endo Luxembourg Finance Co. I S.à r.l., 2014 Term B Loan, 3.25%, 3/01/21		194	191,309
Envision Acquisition Co. LLC, Initial Term Loan (First Lien), 5.75%, 11/04/20		238	236,562
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term B-3 Loan, 7.75% — 8.50%, 5/15/18		121	119,840
Par Pharmaceutical Cos., Inc. (Par Pharmaceutical, Inc.), Term B-2 Loan, 4.00%, 9/30/19		1,211	1,185,654
Valeant Pharmaceuticals International, Inc.:
Series C-2 Tranche B Term Loan, 3.75%, 12/11/19		149	147,311
Series D2 Term Loan B, 3.75%, 2/13/19		140	138,305
Series E1 Tranche B Term Loan, 3.75%, 8/05/20		707	697,446

			4,281,244
Professional Services — 2.4%
Ceridian Corp.:
2014 New Replacement U.S. Term B-1 Loan, 4.15%, 5/09/17		841	836,848
2014 New Replacement U.S. Term B-2 Loan, 4.50%, 5/09/17		465	458,909
Connolly Intermediate, Inc.:
Initial Term Loan (First Lien), 5.00%, 5/14/21		873	867,357
Initial Term Loan (Second Lien), 8.00%, 5/13/22		600	597,000
EWT Holdings III Corp. (FKA WTG Holdings III Corp.), Term Loan (First Lien), 4.75%, 1/15/21		457	450,843
Koosharem LLC, Term Loan, 7.50%, 5/15/20		673	669,946
Redtop Acquisitions Ltd.:
Initial Dollar Term Loan (First Lien), 4.50%, 12/03/20		289	287,829
Initial Dollar Term Loan (Second Lien), 8.25%, 6/03/21		75	74,998
Trans Union LLC, 2014 Replacement Term Loan, 4.00%, 4/09/21		1,313	1,291,243

			5,534,973
Real Estate Investment Trusts (REITs) — 0.1%
RHP Hotel Properties LP, Tranche B Term Loan, 3.75%, 1/15/21		185	183,153
Real Estate Management & Development — 0.6%
CityCenter Holdings LLC, Term B Loan, 4.25%, 10/16/20		268	265,215
Realogy Group LLC (FKA Realogy Corp.):
Extended Synthetic Commitment, 0.00% — 4.40%, 10/10/16		9	8,594
Initial Term B Loan 2014, 3.75%, 3/05/20		1,198	1,175,502

			1,449,311
Road & Rail — 0.3%
The Hertz Corp., Tranche B-2 Term Loan, 3.00%, 3/11/18		449	434,946

Floating Rate Loan Interests (b)		Par (000)	Value
Road & Rail (concluded)
SIRVA Worldwide, Inc., Loan, 7.50%, 3/27/19	USD	148	$149,966
Transtar Holding Co., Term Loan (First Lien), 5.75%, 10/09/18		166	164,906

			749,818
Semiconductors & Semiconductor Equipment — 1.1%
Avago Technologies Cayman Ltd. (Avago Technologies Holdings Luxembourg S.à r.l.), Term Loan, 3.75%, 5/06/21		1,611	1,595,062
Freescale Semiconductor, Inc.:
Tranche B4 Term Loan, 4.25%, 2/28/20		840	826,929
Tranche B5 Term Loan, 5.00%, 1/15/21		114	113,334

			2,535,325
Software — 3.5%
Activision Blizzard, Inc., Term Loan, 3.25%, 10/12/20		294	292,531
Applied Systems, Inc.:
Initial Term Loan (First Lien), 4.25%, 1/25/21		621	613,716
Initial Term Loan (Second Lien), 7.50%, 1/24/22		100	99,575
BMC Software Finance, Inc., Initial U.S. Term Loan, 5.00%, 9/10/20		729	716,352
First Data Corp.:
2018 New Dollar Term Loan, 3.66%, 3/23/18		1,590	1,557,707
2018B Second New Term Loan, 3.66%, 9/24/18		305	298,330
Infor (U.S.), Inc. (FKA Lawson Software, Inc.):
Tranche B-3 Term Loan, 3.75%, 6/03/20		195	190,597
Tranche B-5 Term Loan, 3.75%, 6/03/20		934	911,839
Kronos, Inc., Initial Term Loan (Second Lien), 9.75%, 4/30/20		419	430,387
Mitchell International, Inc.:
Initial Loan (Second Lien), 8.50%, 10/11/21		275	273,969
Initial Term Loan, 4.50%, 10/13/20		1,154	1,141,275
Nuance Communications, Inc., Term C Loan, 2.91%, 8/07/19		74	72,512
Regit Eins GmbH (TV Borrower US LLC), Dollar Term Loan (First Lien), 6.00%, 1/08/21		345	339,825
Sabre GLBL, Inc. (FKA Sabre, Inc.):
Incremental Term Loan, 4.00%, 2/19/19		114	112,256
Term B Loan, 4.00%, 2/19/19		211	208,202
Sophia LP, Term B-1 Loan, 4.00%, 7/19/18		668	658,276
SunGard Data Systems, Inc. (Solar Capital Corp.), Tranche E Term Loan, 4.00%, 3/06/20		100	99,016
Websense, Inc., Loan (Second Lien), 8.25%, 12/24/20		65	64,675

			8,081,040
Specialty Retail — 2.4%
Academy Ltd., Initial Term Loan (2012), 4.50%, 8/03/18		219	216,270
Armored AutoGroup, Inc. (FKA Viking Acquisition, Inc.), New Term Loan, 6.00%, 11/05/16		172	169,782
The Gymboree Corp., Term Loan, 5.00%, 2/23/18		29	18,917
J. Crew Group, Inc., Initial Loan, 4.00%, 3/05/21		613	581,912
Jo-Ann Stores, Inc., Term B Loan, 4.00%, 3/16/18		450	431,269
Michaels Stores, Inc.:
Incremental 2014 Term Loan, 4.00%, 1/28/20		550	543,505
Term B Loan, 3.75%, 1/28/20		395	386,775

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	49

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Specialty Retail (concluded)
National Vision, Inc.:
Initial Term Loan (First Lien), 4.00%, 3/12/21	USD	583	$566,928
Initial Term Loan (Second Lien), 6.75%, 3/11/22		165	160,875
The Neiman Marcus Group, Inc., Other Term Loan, 4.25%, 10/25/20		1,022	1,003,009
Party City Holdings, Inc., 2014 Replacement Term Loan, 4.00%, 7/27/19		820	805,382
PetCo Animal Supplies, Inc., New Loans, 4.00%, 11/24/17		518	512,701
Toys ’R’ Us-Delaware, Inc., Term B-3 Loan, 5.25%, 5/25/18		71	65,284

			5,462,609
Technology Hardware, Storage & Peripherals — 0.2%
CDW LLC (FKA CDW Corp.), Term Loan, 3.25%, 4/29/20		567	552,962
Textiles, Apparel & Luxury Goods — 0.8%
ABG Intermediate Holdings 2 LLC, Term Loan (First Lien), 5.50%, 5/27/21		423	420,761
Kate Spade & Co., Initial Term Loan, 4.00%, 4/09/21		900	877,500
Nine West Holdings, Inc., Initial Loan, 4.75%, 10/08/19		234	226,208
Polymer Group, Inc., Initial Loan, 5.25%, 12/19/19		377	374,751

			1,899,220
Trading Companies & Distributors — 2.0%
American Builders & Contractors Supply Co., Inc., Term B Loan, 3.50%, 4/16/20		749	733,735
GYP Holdings III Corp., Term Loan (First Lien), 4.75%, 4/01/21		454	447,055
HD Supply, Inc., Term Loan 2014, 4.00%, 6/28/18		1,476	1,458,597
Interline Brands, Inc., Term Loan (First Lien), 4.00%, 3/17/21		562	551,106
McJunkin Red Man Corp., Term Loan, 5.00% — 6.25%, 11/08/19		144	143,340
Nexeo Solutions LLC, Term B-3 Loan, 5.00%, 9/08/17		169	166,827
Solenis International LP (Solenis Holdings 3 LLC):
Initial Dollar Term Loan (First Lien), 4.25%, 7/31/21		605	592,749
Initial Term Loan (Second Lien), 7.75%, 7/31/22		540	523,800

			4,617,209
Wireless Telecommunication Services — 0.2%
SBA Senior Finance II LLC, Incremental Tranche B-1 Term Loan, 3.25%, 3/24/21		389	380,326
Syniverse Holdings, Inc., Tranche B Term Loan, 4.00%, 4/23/19		175	171,024

			551,350
Total Floating Rate Loan Interests — 65.1%			150,200,859

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities — 0.1%
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.61%, 11/05/30 (a)(b)	USD	327	$332,070

Preferred Securities
Preferred Stocks		Shares
Hotels, Restaurants & Leisure — 1.1%
Amaya Gaming Group, Inc. (Acquired 6/12/14, cost $1,789,697), 6.00% (c)		1,942	2,429,694
Total Preferred Securities — 1.1%			2,429,694

Warrants (g)
Hotels, Restaurants & Leisure — 0.1%
Amaya Gaming Group, Inc. (Issue date 7/31/14, 1 share for 1 warrant, strike price $0.01, expires 7/15/24) (Acquired 6/12/14, cost $107) (c)		11,564	314,135
Total Long-Term Investments (Cost — $218,883,604) — 94.3%			217,824,330

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (h)(i)		17,011,354	17,011,354
Total Short-Term Securities (Cost — $17,011,354) — 7.4%			17,011,354
Total Investments (Cost — $235,894,958) — 101.7%			234,835,684
Liabilities in Excess of Other Assets — (1.7)%			(3,932,413)

Net Assets — 100.0%			$230,903,271

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

(c)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $3,260,831 and an original cost of $2,148,633 which was 1.4% of its net assets.

(d)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(e)	Non-income producing security.

(f)	Issuer filed for bankruptcy and/or is in default of interest payments.

(g)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(h)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2013	Net Activity	Shares Held at September 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	13,349,303	3,662,051	17,011,354	$5,539

(i)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts outstanding as of September 30, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation
(55)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	December 2014	USD	6,855,234	$61,119

•	Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	327,038	CAD	360,000	BNP Paribas S.A.	10/21/14	$5,771
USD	229,626	CAD	250,000	Goldman Sachs Bank USA	10/21/14	6,524
USD	2,522,691	CAD	2,760,000	TD Securities, Inc.	10/21/14	59,642
USD	132,150	CAD	145,000	Goldman Sachs Bank USA	10/21/14	2,680
USD	489,867	EUR	362,000	JPMorgan Chase Bank N.A.	10/21/14	32,576
USD	432,374	GBP	253,000	Goldman Sachs Bank USA	10/21/14	22,300
Total						$129,493

•	Centrally cleared credit default swaps — sold protection outstanding as of September 30, 2014 were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Depreciation
CDX.NA.HY Series 22 Version 2	5.00%	Chicago Mercantile	6/20/19	B+	USD	5,445	$(100,964)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	51

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$1,893,696	—	$1,893,696
Common Stocks	—	553,387	—	553,387
Corporate Bonds	—	62,100,489	—	62,100,489
Floating Rate Loan Interests	—	137,745,959	$12,454,900	150,200,859
Non-Agency Mortgage-Backed Securities	—	332,070	—	332,070
Preferred Securities	—	—	2,429,694	2,429,694
Warrants	—	314,135	—	314,135
Short-Term Securities	$17,011,354	—	—	17,011,354
Liabilities:
Investments:
Unfunded floating rate loan interests[1]	—	(3,302)	—	(3,302)
Total	$17,011,354	$202,936,434	$14,884,594	$234,832,382

[1] Unfunded floating rate loan interests are valued at the unrealized appreciation/depreciation on the commitment.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$129,493	—	$129,493
Interest rate contracts	$61,119	—	—	61,119
Liabilities:
Credit contracts	—	(100,964)	—	(100,964)
Total	$61,119	$28,529	—	$89,648

[1]     Derivative financial instruments are swaps, financial futures contracts and forward foreign currency exchange contracts. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of September 30, 2014, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$211,536	—	—	$211,536
Foreign currency at value	167,903	—	—	167,903
Cash pledged for financial futures contracts	94,000	—	—	94,000
Cash pledged for centrally cleared swaps	260,000	—	—	260,000
Total	$733,439	—	—	$733,439

There were no transfers between Level 1 and Level 2 during the year ended September 30, 2014.

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (concluded)	BlackRock Secured Credit Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Floating Rate Loan Interests	Preferred Securities	Total
Assets:
Opening Balance, as of September 30, 2013	$3,068,775	$7,111,012	—	$10,179,787
Transfers into Level 3[2]	—	3,298,109	—	3,298,109
Transfers out of Level 3[3]	(1,884,400)	(2,147,266)	—	(4,031,666)
Accrued discounts/premiums	3,357	10,873	—	14,230
Net realized gain (loss)	32,447	32,351	—	64,798
Net change in unrealized appreciation/depreciation[4,5]	(1,148)	(125,108)	$639,997	513,741
Purchases	—	9,418,441	1,789,697	11,208,138
Sales	(1,219,031)	(5,143,512)	—	(6,362,543)
Closing Balance, as of September 30, 2014	—	$12,454,900	$2,429,694	$14,884,594

Net change in unrealized appreciation/depreciation on investments still held at September 30, 2014[5]	—	$(113,629)	$639,997	$526,368

[2]

As of September 30, 2013, the Fund used observable inputs in determining the value of certain investments. As of September 30, 2014, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $3,298,109 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[3]

As of September 30, 2013, the Fund used significant unobservable inputs in determining the value of certain investments. As of September 30, 2014, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $4,031,666 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[4]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[5]

Any difference between net change in unrealized appreciation/depreciation and net change in unrealized appreciation/depreciation on investments still held at September 30, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of September 30, 2014. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $12,454,900.

Assets:	Value	Valuation Techniques	Unobservable Inputs		Range of Unobservable Inputs Utilized
Preferred Securities	$2,429,694	Dealer Price	Illiquidity Discount	[1]	1.67%

[1]	Increase in unobservable input may result in a significant decrease to value, while a decrease in the unobservable input may result in a significant increase to value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	53

Schedule of Investments September 30, 2014	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Cedar Funding III CLO Ltd., Series 2014-3A, Class A1, 1.76%, 5/20/26 (a)(b)	USD	4,500	$4,484,637
Conseco Financial Corp., Series 1997-5, Class A7, 7.13%, 5/15/29 (b)		61	61,331
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 1.32%, 8/15/25 (a)(b)		5,800	5,705,261
Fannie Mae REMIC Trust, Series 1996-W1, Class AL, 7.25%, 3/25/26 (b)		34	37,011
HLSS Servicer Advance Receivables Trust, Series 2013-T1, Class A2, 1.50%, 1/16/46 (a)		3,101	3,103,481
OCP CLO Ltd., Series 2012-2A, Class A2, 1.71%, 11/22/23 (a)(b)		7,300	7,276,087
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A, 1.35%, 4/20/25 (a)(b)		4,500	4,443,371
Prestige Auto Receivables Trust, Series 2013-1A, Class A2, 1.09%, 2/15/18 (a)		2,989	2,994,322
Santander Drive Auto Receivables Trust, Series 2013-A, Class A2, 0.80%, 10/17/16 (a)		4,828	4,830,136
Washington Mill CLO Ltd., Series 2014-1A, Class A1, 1.73%, 4/20/26 (a)(b)		4,100	4,090,157
Total Asset-Backed Securities — 4.4%			37,025,794

Corporate Bonds
Banks — 9.7%
The Bank of Nova Scotia, 1.75%, 3/22/17 (a)		5,601	5,679,056
Canadian Imperial Bank of Commerce, 2.75%, 1/27/16 (a)		20,800	21,383,066
The Toronto-Dominion Bank:
1.63%, 9/14/16 (a)		34,825	35,322,301
1.50%, 3/13/17 (a)		19,399	19,574,445

			81,958,868
Oil, Gas & Consumable Fuels — 0.1%
ENSCO Offshore Co., 6.36%, 12/01/15		348	359,453
Total Corporate Bonds — 9.8%			82,318,321

Foreign Government Obligations — 0.5%
Italy — 0.5%
Buoni Poliennali Del Tesoro, 2.35%, 9/15/19		2,875	4,425,761

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 1.8%
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 1.66%, 7/05/33 (a)		6,500	6,500,000
GS Mortgage Securities Trust:
Series 2013-GC16, Class A4, 4.27%, 11/10/46		4,100	4,383,359
Series 2014-GC18, Class A4, 4.07%, 1/10/47		4,100	4,302,290

			15,185,649
Interest Only Commercial Mortgage-Backed Securities — 1.6%
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR5, Class XA, 2.05%, 12/10/45 (b)		58,673	5,797,581
Series 2013-CR7, Class XA, 1.70%, 3/10/46 (b)		32,865	2,744,076
Series 2014-CR14, Class XA, 1.06%, 2/10/47 (b)		12,483	629,687

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class XA, 1.72%, 4/15/46 (b)	USD	38,957	$3,500,542
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 0.91%, 5/25/36 (a)(b)		1,106	20,740
WF-RBS Commercial Mortgage Trust, Series 2014-LC14, Class XA, 1.63%, 3/15/47 (b)		14,095	1,224,630

			13,917,256
Total Non-Agency Mortgage-Backed Securities — 3.4%			29,102,905

Project Loans — 0.0%
Federal Housing Authority, USGI Project, Series 56, 7.46%, 1/01/23		29	28,056

U.S. Government Sponsored Agency Securities
Agency Obligations — 3.2%
Federal Home Loan Bank:
1.95%, 7/24/18		15,835	15,932,639
4.00%, 4/10/28		4,100	4,320,100
Freddie Mac, 4.38%, 7/17/15		6,100	6,301,886
Small Business Administration Participation Certificates:
Series 1996-20H, 7.25%, 8/01/16		53	55,011
Series 1996-20J, 7.20%, 10/01/16		85	88,121
Series 1998-20J, Class 1, 5.50%, 10/01/18		225	235,020

			26,932,777
Collateralized Mortgage Obligations — 0.4%
Fannie Mae:
Series 2002-T6, Class A1, 3.31%, 2/25/32		116	118,213
Series 2014-27, Class VC, 4.00%, 5/25/31		3,236	3,379,678

			3,497,891
Interest Only Collateralized Mortgage Obligations — 0.1%
Fannie Mae, Series 2013-121, Class SA, 5.95%, 12/25/43		1,096	169,704
Freddie Mac:
Series 4307, Class SE, 5.95%, 9/15/36		953	151,769
Series 4320, Class SD, 5.95%, 7/15/39		957	145,444

			466,917
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Ginnie Mae:
Series 2005-9, Class IO, 0.45%, 1/16/45 (b)		14,919	301,088
Series 2005-50, Class IO, 0.61%, 6/16/45 (b)		8,028	158,254
Series 2006-30, Class IO, 0.89%, 5/16/46 (b)		6,532	401,328

			860,670
Mortgage-Backed Securities — 117.3%
Fannie Mae Mortgage-Backed Securities:
2.23%, 10/01/42 (b)		1,607	1,671,331
2.50%, 10/01/29 (c)		51,400	51,627,649
3.00%, 5/01/29-10/01/44 (b)(c)		117,577	116,624,201
3.13%, 3/01/41 (b)		841	894,004
3.18%, 12/01/40 (b)		1,229	1,283,470

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities (concluded)
3.36%, 6/01/41 (b)	USD	1,884	$1,979,325
3.50%, 11/01/28-10/01/44 (c)		76,743	78,854,381
3.51%, 9/01/41 (b)		1,436	1,517,464
4.00%, 1/01/25-10/01/44 (c)		218,834	230,755,220
4.50%, 2/01/25-10/01/44 (c)		135,585	146,156,136
5.00%, 11/01/32-10/01/44 (c)		14,815	16,364,839
5.50%, 2/01/35-10/01/44 (c)		9,345	10,484,259
6.00%, 5/01/33-10/01/44 (c)		11,345	12,876,101
6.50%, 5/01/40		4,262	4,823,962
Freddie Mac Mortgage-Backed Securities:
2.92%, 6/01/42 (b)		1,241	1,282,413
3.00%, 1/01/43-8/01/43		20,149	19,940,529
3.04%, 2/01/41 (b)		1,236	1,315,598
3.50%, 10/01/29-10/01/44 (c)		19,644	20,240,018
4.00%, 10/01/29-10/01/44 (c)		27,930	29,416,742
4.50%, 9/01/43-10/01/44 (c)		23,838	25,712,818
5.00%, 7/01/35-10/01/44 (c)		9,142	10,089,759
5.50%, 6/01/41-10/01/44 (c)		5,790	6,441,396
Ginnie Mae Mortgage-Backed Securities:
3.00%, 10/15/44 (c)		18,000	18,090,532
3.50%, 2/15/42-8/20/44		63,940	66,281,185
4.00%, 9/20/40-10/15/44 (c)		71,326	75,688,475
4.50%, 5/20/41-10/15/44 (c)		24,115	26,256,863
5.00%, 12/15/38-10/15/44 (c)		10,808	11,978,818
7.00%, 6/15/23-3/15/24 (d)		—	270

			988,647,758
Total U.S. Government Sponsored Agency Securities — 121.1%			1,020,406,013

U.S. Treasury Obligations
U.S. Treasury Bonds:
7.50%, 11/15/24		5,162	7,488,126
6.63%, 2/15/27		7,178	10,169,209
4.75%, 2/15/37		2,681	3,424,977
4.63%, 2/15/40		18,974	24,031,747
3.13%, 8/15/44		38,735	38,117,740
U.S. Treasury Inflation Indexed Bonds:
1.38%, 2/15/44		1,624	1,737,366
U.S. Treasury Inflation Indexed Notes:
0.13%, 4/15/19		4,448	4,459,230
0.63%, 1/15/24		15,512	15,589,088
U.S. Treasury Notes:
0.25%, 2/15/15		3,347	3,349,614
0.38%, 2/15/16 (e)		133,146	133,312,432
0.50%, 9/30/16 (e)		70,085	69,969,990
1.00%, 9/15/17		31,545	31,495,727
1.63%, 8/31/19 (e)		20,000	19,862,496
1.75%, 9/30/19		9,070	9,057,955
3.63%, 2/15/21 (e)		44,833	48,910,023
2.00%, 8/31/21-2/15/22		21,088	20,778,973
2.13%, 9/30/21		31,925	31,725,767
2.38%, 8/15/24		29,572	29,229,990
Total U.S. Treasury Obligations — 59.6%			502,710,450
Total Long-Term Investments (Cost — $1,678,574,387) — 198.8%			$1,676,017,300

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements — 2.2%
BNP Paribas Securities Corp., 0.00%, 10/01/14 (Purchased on 9/19/14 to be repurchased at $1,214,281, collateralized by U.S. Treasury Notes, 1.63% due at 8/31/19, par and fair value of USD 1,225,000 and $1,216,578, respectively)	USD	1,214	$1,214,281
Citigroup Global Markets, Inc., 0.00%, 10/01/14 (Purchased on 9/29/14 to be repurchased at $17,014,500, collateralized by U.S. Treasury Notes, 1.63% due at 8/31/19, par and fair value of USD 17,100,000 and $16,982,434, respectively)		17,015	17,014,500

			18,228,781
		Shares
Money Market Funds — 0.5%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (f)(g)		4,319,883	4,319,883
Total Short-Term Securities (Cost — $22,548,664) — 2.7%			22,548,664

Options Purchased
(Cost — $5,066,817) — 0.6%			4,841,933
Total Investments Before TBA Sale Commitments, Options Written and Borrowed Bonds (Cost — $1,706,189,868) — 202.1%			1,703,407,897

TBA Sale Commitments (c)		Par (000)
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/29	USD	42,800	(42,999,766)
3.00%, 10/01/29-10/01/44		89,825	(88,919,031)
3.50%, 10/01/29-10/01/44		33,100	(33,931,681)
4.00%, 10/01/29-10/01/44		124,900	(131,652,700)
4.50%, 10/01/29-10/01/44		81,500	(87,888,668)
5.00%, 10/01/44		8,700	(9,594,209)
5.50%, 10/01/44		500	(556,816)
6.00%, 10/01/44		2,000	(2,258,984)
Freddie Mac Mortgage-Backed Securities:
3.50%, 10/01/29-10/01/44		15,700	(16,047,519)
3.00%, 10/01/44		4,600	(4,541,424)
4.00%, 10/01/44		8,700	(9,159,464)
4.50%, 10/01/44		6,600	(7,118,720)
5.00%, 10/01/44		1,700	(1,873,187)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	55

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

TBA Sale Commitments (c)		Par (000)	Value
Ginnie Mae Mortgage-Backed Securities:
3.00%, 10/15/44	USD	9,000	$(9,056,601)
3.50%, 10/15/44		41,700	(43,087,826)
4.00%, 10/15/44		53,700	(56,909,407)
4.50%, 10/15/44		7,300	(7,917,078)
5.00%, 10/15/44		400	(439,977)
Total TBA Sale Commitments (Proceeds — $553,279,721) — (65.7)%			(553,953,058)

Options Written
(Premiums Received — $7,097,106) — (0.8)%			(6,448,981)

Borrowed Bonds		Par (000)	Value
U.S. Treasury Notes, 1.63%, 8/31/19	USD	18,325	$(18,199,012)
Total Borrowed Bonds (Proceeds — $18,183,359) — (2.1)%			(18,199,012)
Total Investments Net of TBA Sale Commitments, Options Written and Borrowed Bonds — 133.5%			1,124,806,846
Liabilities in Excess of Other Assets — (33.5)%			(282,046,632)

Net Assets — 100.0%			$842,760,214

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents or includes a TBA transaction. Unsettled TBA transactions as of September 30, 2014 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$6,612,045	$(32,596)
Citigroup Global Markets, Inc.	$(27,924,865)	$(66,236)
Credit Suisse Securities (USA) LLC	$13,047,978	$209,863
Deutsche Bank Securities, Inc.	$59,106,513	$(7,569)
Goldman Sachs & Co.	$(11,327,787)	$83,563
J.P. Morgan Securities LLC	$43,732,544	$55,038
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(6,412,491)	$25,744
Morgan Stanley & Co. LLC	$(1,605,308)	$1,930
Nomura Securities International, Inc.	$(10,972,702)	$36,126
RBC Capital Markets, LLC	$5,934,687	$11,812
Wells Fargo Securities, LLC	$(14,450,925)	$(44,953)

(d)	Amount is less than $500.

(e)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(f)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2013	Net Activity	Shares Held at September 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	7,144,539	(2,824,656)	4,319,883	$6,041

(g)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

•	Reverse repurchase agreements outstanding as of September 30, 2014 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.09%	10/09/13	Open	$111,720,000	$111,886,183
Deutsche Bank Securities, Inc.	0.05%	4/21/14	Open	16,425,000	16,428,696
Credit Suisse Securities (USA) LLC	0.09%	7/23/14	Open	8,929,000	8,930,540
BNP Paribas Securities Corp.	(0.60%)	9/12/14	10/01/14	19,825,000	19,825,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.00%	9/29/14	10/01/14	69,997,394	69,997,394
Total				$226,896,394	$227,067,813

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	Financial futures contracts outstanding as of September 30, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
(13)	Euro-Buxl	Eurex	December 2014	USD	2,338,171	$3,983
(18)	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	December 2014	USD	2,482,313	(6,665)
(768)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	December 2014	USD	95,724,000	174,172
(251)	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	December 2014	USD	54,929,781	21,485
1,025	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	December 2014	USD	121,214,258	197,210
(125)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	December 2014	USD	19,062,500	(22,037)
152	Australian Government Bonds (10 Year)	Sydney	December 2014	USD	16,076,512	157,979
(6)	Euro Dollar Futures	Chicago Mercantile	September 2015	USD	1,487,700	151
(261)	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	64,528,988	13,253
(6)	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	1,479,225	1,043
(6)	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	1,475,025	1,151
(6)	Euro Dollar Futures	Chicago Mercantile	September 2016	USD	1,470,900	1,151
(6)	Euro Dollar Futures	Chicago Mercantile	December 2016	USD	1,466,925	(199)
(6)	Euro Dollar Futures	Chicago Mercantile	March 2017	USD	1,463,625	1,251
(6)	Euro Dollar Futures	Chicago Mercantile	June 2017	USD	1,460,775	1,076
Total						$545,004

•	Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	189,000	ZAR	2,070,231	BNP Paribas S.A.	10/02/14	$5,578
USD	242,000	ZAR	2,703,213	BNP Paribas S.A.	10/02/14	2,496
USD	501,000	ZAR	5,344,768	BNP Paribas S.A.	10/02/14	27,454
USD	520,000	ZAR	5,547,464	BNP Paribas S.A.	10/02/14	28,495
USD	105,000	ZAR	1,159,883	Goldman Sachs International	10/02/14	2,235
ZAR	2,186,612	USD	199,000	BNP Paribas S.A.	10/02/14	(5,266)
ZAR	2,670,652	USD	242,000	BNP Paribas S.A.	10/02/14	(5,381)
ZAR	2,911,086	USD	265,000	Citibank N.A.	10/02/14	(7,078)
ZAR	1,337,449	USD	121,000	JPMorgan Chase Bank N.A.	10/02/14	(2,502)
INR	30,867,750	USD	510,000	Deutsche Bank AG	10/14/14	(11,798)
MXN	7,137,234	USD	540,000	BNP Paribas S.A.	10/14/14	(9,134)
MXN	1,862,187	USD	141,000	Goldman Sachs International	10/14/14	(2,491)
USD	510,000	INR	31,472,100	Barclays Bank PLC	10/14/14	2,044
USD	223,800	MXN	2,984,901	Deutsche Bank AG	10/14/14	1,783
USD	420,000	MXN	5,572,770	Morgan Stanley Capital Services LLC	10/14/14	5,498
USD	37,200	MXN	494,135	Goldman Sachs International	10/15/14	449
RUB	76,495,700	USD	2,105,000	Credit Suisse International	10/20/14	(181,395)
USD	2,105,000	RUB	75,406,363	Goldman Sachs Bank USA	10/20/14	208,788
GBP	300,000	USD	511,652	BNP Paribas S.A.	10/21/14	(25,398)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	57

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,340,185	EUR	3,417,000	Barclays Bank PLC	10/21/14	$23,713
USD	158,327	EUR	117,000	JPMorgan Chase Bank N.A.	10/21/14	10,529
USD	512,607	GBP	300,000	Bank of America N.A.	10/21/14	26,353
USD	572,268	GBP	350,000	Goldman Sachs International	10/21/14	4,972
USD	578,000	ZAR	6,555,144	Citibank N.A.	11/03/14	416
USD	151,000	ZAR	1,712,400	Credit Suisse International	11/03/14	118
RUB	17,549,100	USD	465,000	BNP Paribas S.A.	11/26/14	(27,086)
RUB	102,958,348	USD	2,729,000	Credit Suisse International	11/26/14	(159,815)
RUB	120,422,500	USD	3,190,000	Deutsche Bank AG	11/26/14	(185,021)
USD	2,105,000	RUB	77,253,500	Credit Suisse International	11/26/14	177,245
USD	4,279,000	RUB	158,975,548	Credit Suisse International	11/26/14	311,983
AUD	1,160,000	USD	1,046,598	BNP Paribas S.A.	12/17/14	(36,697)
AUD	1,160,000	USD	1,048,770	BNP Paribas S.A.	12/17/14	(38,869)
AUD	1,160,000	USD	1,048,048	Citibank N.A.	12/17/14	(38,147)
AUD	1,160,000	USD	1,048,385	Goldman Sachs International	12/17/14	(38,484)
CAD	4,704,623	USD	4,250,000	Goldman Sachs International	12/17/14	(57,158)
EUR	3,294,208	GBP	2,575,000	BNP Paribas S.A.	12/17/14	(8,476)
EUR	3,293,675	GBP	2,575,000	Citibank N.A.	12/17/14	(9,149)
EUR	3,249,000	USD	4,133,475	Deutsche Bank AG	12/17/14	(27,504)
GBP	5,150,000	EUR	6,548,547	Royal Bank of Scotland PLC	12/17/14	67,337
USD	8,901,524	AUD	9,839,812	Barclays Bank PLC	12/17/14	334,939
USD	4,250,000	CAD	4,689,607	Royal Bank of Scotland PLC	12/17/14	70,539
USD	4,207,224	EUR	3,249,000	Credit Suisse International	12/17/14	101,253
USD	4,003,883	EUR	3,146,000	Deutsche Bank AG	12/17/14	28,079
Total						$565,447

•	Exchange-traded options purchased as of September 30, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 1-Year Mid-Curve	Put	USD	98.50	3/13/15	932	$332,025
Euro Dollar 90-Day	Put	USD	99.63	3/16/15	464	49,300
Euro Dollar 90-Day	Put	USD	99.25	6/15/15	74	10,638
Total						$391,963

•	OTC options purchased as of September 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value
EUR Currency	Citibank N.A.	Put	USD	1.28	10/06/14	EUR	5,263	$69,960

•	OTC interest rate swaptions purchased as of September 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Citibank N.A.	Call	2.15%	Receive	3-month LIBOR	2/27/15	USD	1,850	$2,651
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.15%	Receive	3-month LIBOR	2/27/15	USD	2,900	3,993
10-Year Interest Rate Swap	Goldman Sachs Bank USA	Call	2.15%	Receive	3-month LIBOR	2/27/15	USD	7,650	10,534
10-Year Interest Rate Swap	Barclays Bank PLC	Call	2.20%	Receive	3-month LIBOR	3/04/15	USD	12,400	22,856
5-Year Interest Rate Swap	Deutsche Bank AG	Call	2.52%	Receive	3-month LIBOR	9/23/15	USD	88,800	1,371,347
5-Year Interest Rate Swap	Citibank N.A.	Call	2.53%	Receive	3-month LIBOR	9/30/15	USD	27,930	449,324
30-Year Interest Rate Swap	Deutsche Bank AG	Call	3.30%	Receive	3-month LIBOR	5/22/17	USD	3,800	266,391

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

OTC interest rate swaptions purchased as of September 30, 2014 were as follows: (concluded)

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Credit Suisse International	Put	2.70%	Pay	3-month LIBOR	11/07/14	USD	18,985	$147,426
5-Year Interest Rate Swap	Deutsche Bank AG	Put	2.52%	Pay	3-month LIBOR	9/23/15	USD	88,800	1,411,263
5-Year Interest Rate Swap	Citibank N.A.	Put	2.53%	Pay	3-month LIBOR	9/30/15	USD	27,930	449,324
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	3/20/17	USD	7,000	106,931
30-Year Interest Rate Swap	Deutsche Bank AG	Put	4.30%	Pay	3-month LIBOR	5/22/17	USD	3,800	137,970
Total									$4,380,010

•	Exchange-traded options written as of September 30, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
U.S. Treasury Notes (10 Year)	Call	USD	125.00	10/24/14	44	$(18,563)
Euro Dollar 1-Year Mid-Curve	Call	USD	99.00	12/12/14	254	(34,925)
U.S. Treasury Notes (10 Year)	Put	USD	124.50	10/24/14	10	(5,156)
U.S. Treasury Notes (10 Year)	Put	USD	124.00	10/24/14	44	(14,438)
Total						$(73,082)

•	OTC options written as of September 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value
EUR Currency	Citibank N.A.	Put	USD	1.28	10/06/14	EUR	5,263	$(69,890)

•	OTC interest rate swaptions written as of September 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Citibank N.A.	Call	3.26%	Pay	3-month LIBOR	11/14/14	USD	24,900	$(1,260,194)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	2.50%	Pay	3-month LIBOR	5/22/15	USD	8,100	(65,950)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	3.02%	Pay	3-month LIBOR	9/23/15	USD	48,000	(1,370,342)
10-Year Interest Rate Swap	Citibank N.A.	Call	3.00%	Pay	3-month LIBOR	9/30/15	USD	14,805	(417,131)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	3.45%	Pay	3-month LIBOR	5/09/16	USD	8,700	(438,398)
30-Year Interest Rate Swap	Deutsche Bank AG	Call	3.54%	Pay	3-month LIBOR	9/11/17	USD	3,800	(355,573)
10-Year Interest Rate Swap	Citibank N.A.	Put	3.26%	Receive	3-month LIBOR	11/14/14	USD	24,900	(5,127)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	3.50%	Receive	3-month LIBOR	5/22/15	USD	8,100	(46,490)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.02%	Receive	3-month LIBOR	9/23/15	USD	48,000	(1,302,408)
10-Year Interest Rate Swap	Citibank N.A.	Put	3.00%	Receive	3-month LIBOR	9/30/15	USD	14,805	(417,131)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.45%	Receive	3-month LIBOR	5/09/16	USD	8,700	(233,810)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	3/20/17	USD	14,000	(49,693)
30-Year Interest Rate Swap	Deutsche Bank AG	Put	3.54%	Receive	3-month LIBOR	9/11/17	USD	3,800	(343,762)
Total									$(6,306,009)

•	Centrally cleared interest rate swaps outstanding as of September 30, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.90%[1]	3-month LIBOR	Chicago Mercantile	2/28/19	USD	50,500	$(8,495)
1.98%[1]	3-month LIBOR	Chicago Mercantile	2/28/19	USD	50,400	(169,743)
2.85%[1]	3-month LIBOR	Chicago Mercantile	2/13/24	USD	3,300	(83,056)
2.88%[1]	3-month LIBOR	Chicago Mercantile	2/14/24	USD	4,100	(114,249)
2.63%[2]	3-month LIBOR	Chicago Mercantile	5/19/24	USD	1,000	10,295
2.62%[2]	3-month LIBOR	Chicago Mercantile	7/01/24	USD	500	2,513
2.62%[2]	3-month LIBOR	Chicago Mercantile	7/01/24	USD	500	2,400

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	59

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Centrally cleared interest rate swaps outstanding as of September 30, 2014 were as follows: (concluded)

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.64%[2]	3-month LIBOR	Chicago Mercantile	7/18/24	USD	7,400	$39,090
2.62%[2]	3-month LIBOR	Chicago Mercantile	7/21/24	USD	8,300	28,084
2.63%[2]	3-month LIBOR	Chicago Mercantile	8/07/24	USD	1,000	3,037
2.59%[2]	3-month LIBOR	Chicago Mercantile	8/08/24	USD	1,000	(767)
2.58%[2]	3-month LIBOR	Chicago Mercantile	8/11/24	USD	500	(900)
2.58%[2]	3-month LIBOR	Chicago Mercantile	8/11/24	USD	500	(1,056)
2.57%[2]	3-month LIBOR	Chicago Mercantile	8/11/24	USD	500	(1,654)
2.57%[2]	3-month LIBOR	Chicago Mercantile	8/11/24	USD	500	(1,715)
2.49%[2]	3-month LIBOR	Chicago Mercantile	9/02/24	USD	1,000	(12,078)
2.53%[2]	3-month LIBOR	Chicago Mercantile	9/09/24	USD	1,000	(8,934)
2.67%[2]	3-month LIBOR	Chicago Mercantile	9/26/24	USD	500	999
2.67%[2]	3-month LIBOR	Chicago Mercantile	9/26/24	USD	500	976
2.66%[2]	3-month LIBOR	Chicago Mercantile	9/26/24	USD	500	637
2.63%[2]	3-month LIBOR	Chicago Mercantile	9/30/24	USD	1,000	(1,916)
Total						$(316,532)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

•	OTC total return swaps outstanding as of September 30, 2014 were as follows:

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/39	USD	4,482	$805	$(2,951)	$3,756
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/39	USD	3,833	(689)	(45,131)	44,442
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/39	USD	5,912	(1,063)	(67,760)	66,697
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/39	USD	5,588	(1,005)	(50,195)	49,190
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Bank of America N.A.	1/12/41	USD	745	1,933	2,795	(862)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Bank of America N.A.	1/12/41	USD	613	—	2,426	(2,426)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Bank of America N.A.	1/12/41	USD	526	1,364	(3,129)	4,493
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Bank of America N.A.	1/12/41	USD	526	(1,365)	(493)	(872)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Bank of America N.A.	1/12/41	USD	394	1,023	1,295	(272)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Bank of America N.A.	1/12/41	USD	307	(796)	479	(1,275)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	USD	1,446	(3,753)	(1,572)	(2,181)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	USD	1,227	(3,184)	3,108	(6,292)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	USD	1,183	(3,070)	(1,846)	(1,224)

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

OTC total return swaps outstanding as of September 30, 2014 were as follows: (continued)

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	USD	1,051	$(2,730)	$787	$(3,517)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/41	USD	1,008	2,615	(1,435)	4,050
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	USD	1,008	(2,615)	(3,532)	917
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	USD	964	(2,502)	(6,513)	4,011
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/41	USD	745	1,934	(3,958)	5,892
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/41	USD	745	1,934	(3,958)	5,892
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	USD	745	(1,934)	(4,758)	2,824
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/41	USD	745	1,934	(285)	2,219
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	USD	526	(1,365)	(4,191)	2,826
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	USD	526	(1,365)	(1,776)	411
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	1,446	(3,753)	(15,928)	12,175
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	1,446	(3,753)	(11,703)	7,950
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	1,095	2,843	(1,093)	3,936
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	1,008	2,615	(7,997)	10,612
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	1,008	2,616	(6,866)	9,482
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	920	2,388	807	1,581
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	745	1,933	(674)	2,607
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	745	1,933	(441)	2,374
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	745	(1,933)	(3,924)	1,991
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	745	(1,933)	(1,756)	(177)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	745	(1,934)	1,203	(3,137)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	61

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

OTC total return swaps outstanding as of September 30, 2014 were as follows: (continued)

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	657	$(1,706)	$3,906	$(5,612)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	613	(1,592)	(1,206)	(386)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	569	(1,478)	890	(2,368)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	526	1,365	(1,844)	3,209
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	526	1,364	(1,264)	2,628
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	526	1,365	69	1,296
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	526	1,365	69	1,296
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	482	(1,251)	(2,955)	1,704
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	482	(1,251)	(2,955)	1,704
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	482	(1,251)	1,562	(2,813)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	394	1,024	(2,755)	3,779
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	394	1,023	(1,936)	2,959
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	394	1,023	(986)	2,009
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	394	1,024	66	958
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	394	1,023	1,110	(87)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	350	(910)	412	(1,322)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	350	(910)	(1,847)	937
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	307	(796)	479	(1,275)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Deutsche Bank AG	1/12/41	USD	1,008	2,615	(2,276)	4,891
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Deutsche Bank AG	1/12/41	USD	876	2,275	(1,832)	4,107
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Deutsche Bank AG	1/12/41	USD	526	1,365	(1,023)	2,388

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

OTC total return swaps outstanding as of September 30, 2014 were as follows: (continued)

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Deutsche Bank AG	1/12/41	USD	526	$1,364	$696	$668
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Deutsche Bank AG	1/12/41	USD	394	1,024	(274)	1,298
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	1,489	(3,866)	(9,679)	5,813
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	1,139	(2,956)	(4,433)	1,477
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	745	1,934	(4,738)	6,672
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	745	1,933	(4,424)	6,357
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	745	1,933	796	1,137
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	613	1,592	(884)	2,476
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	569	1,479	(746)	2,225
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	569	(1,479)	(3,453)	1,974
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	569	1,478	1,670	(192)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	569	(1,478)	(382)	(1,096)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	526	1,365	(4,172)	5,537
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	526	1,365	(3,582)	4,947
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	526	1,365	(1,680)	3,045
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	526	1,365	519	846
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	394	1,024	(753)	1,777
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	394	(1,023)	(1,033)	10
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	394	1,024	1,357	(333)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	350	909	948	(39)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	350	(909)	380	(1,289)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	63

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

OTC total return swaps outstanding as of September 30, 2014 were as follows: (concluded)

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	350	$(910)	$(2,677)	$1,767
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	350	910	(112)	1,022
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	307	(796)	(1,380)	584
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	307	(796)	479	(1,275)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	263	(683)	(1,615)	932
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/41	USD	1,270	(3,298)	1,949	(5,247)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/41	USD	613	(1,592)	(2,413)	821
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/41	USD	526	1,365	1,624	(259)
Total						$(3,543)	$(293,293)	$289,750

[1]	Fund pays the floating rate and receives the total return of the reference entity.
[2]	Fund pays the total return of the reference entity and receives the floating rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$37,025,794	—	$37,025,794
Corporate Bonds	—	82,318,321	—	82,318,321
Foreign Government Obligations	—	4,425,761	—	4,425,761
Non-Agency Mortgage-Backed Securities	—	29,082,165	$20,740	29,102,905
Project Loans	—	—	28,056	28,056
U.S. Government Sponsored Agency Securities	—	1,020,406,013	—	1,020,406,013
U.S. Treasury Obligations	—	502,710,450	—	502,710,450
Short-Term Securities:
Borrowed Bond Agreements	—	18,228,781	—	18,228,781
Money Market Funds	$4,319,883	—	—	4,319,883
Options Purchased:
Foreign Currency Exchange Contracts	—	69,960	—	69,960
Interest Rate Contracts	391,963	4,380,010	—	4,771,973
Liabilities:
Investments:
TBA Sale Commitments	—	(553,953,058)	—	(553,953,058)
Borrowed Bonds	—	(18,199,012)	—	(18,199,012)
Total	$4,711,846	$1,126,495,185	$48,796	$1,131,255,827

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$1,442,296	—	$1,442,296
Interest rate contracts	$573,905	423,609	—	997,514
Liabilities:
Foreign currency exchange contracts	—	(946,739)	—	(946,739)
Interest rate contracts	(101,983)	(6,756,400)	—	(6,858,383)
Total	$471,922	$(5,837,234)	—	$(5,365,312)

[1]    Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of September 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$1,117,670	—	—	$1,117,670
Cash pledged for financial futures contracts	1,692,000	—	—	1,692,000
Cash pledged as collateral for OTC derivatives	1,700,000	—	—	1,700,000
Cash pledged for centrally cleared swaps	768,000	—	—	768,000
Liabilities:
Reverse repurchase agreements	—	$(227,067,813)	—	(227,067,813)
Bank overdraft	—	(184,752)	—	(184,752)
Total	$5,277,670	$(227,252,565)	—	$(221,974,896)

There were no transfers between Level 1 and Level 2 during the year ended September 30, 2014.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	65

Schedule of Investments (concluded)	BlackRock U.S. Government Bond Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	Project Loans	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of September 30, 2013	$21,778,200	—	$31,416	$20,741,760	$42,551,376
Transfers into Level 3	—	$35,627	—	—	35,627
Transfers out of Level 3[1]	(21,778,200)	—	—	—	(21,778,200)
Accrued discounts/premiums	—	—	(51)	6,993	6,942
Net realized gain (loss)	—	—	(496)	495,018	494,522
Net change in unrealized appreciation/depreciation[2,3]	—	(14,887)	26,028	(489,271)	(478,130)
Purchases	—	—	—	—	—
Sales	—	—	(28,841)	(20,754,500)	(20,783,341)
Closing Balance, as of September 30, 2014	—	$20,740	$28,056	—	$48,796

Net change in unrealized appreciation/depreciation on investments still held at September 30, 2014[3]	—	$(14,887)	$26,028	—	$11,141

[1]

As of September 30, 2013, the Fund used significant unobservable inputs in determining the value of certain investments. As of September 30, 2014, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $21,778,200 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[3]

Any difference between net change in unrealized appreciation/depreciation and net change in unrealized appreciation/depreciation on investments still held at September 30, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Statements of Assets and Liabilities

September 30, 2014	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Investment Grade Bond Portfolio	BlackRock Secured Credit Portfolio	BlackRock U.S. Government Bond Portfolio

Assets
Investments at value — unaffiliated[1]	$1,264,962,388	$2,918,874,863	$74,472,339	$217,824,330	$1,699,088,014
Investments at value — affiliated[2]	94,776,947	9,273,985	6,721,402	17,011,354	4,319,883
Cash	3,715	—	3,091	211,536	—
Cash pledged for financial futures contracts	864,000	—	110,000	94,000	1,692,000
Cash pledged as collateral for OTC derivatives	1,700,000	3,250,000	—	—	1,700,000
Cash pledged for centrally cleared swaps	1,050,000	1,760,000	80,000	260,000	768,000
Foreign currency at value[3]	—	13,594,910	530	167,903	1,117,670
Variation margin receivable on centrally cleared swaps	4,992	36,625	—	41,302	—
Variation margin receivable on financial futures contracts	4,426	1,113,914	13,578	7,029	256,180
Investments sold receivable	—	30,095,035	187,998	2,446,067	1,936,950
Options written receivable	—	—	—	—	834,262
TBA sale commitments receivable	480,245,649	—	—	—	553,279,721
Swap premiums paid	26,268	220,887	106,697	—	31,881
Unrealized appreciation on forward foreign currency exchange contracts	—	18,456,800	1,436	129,493	1,442,296
Unrealized appreciation on OTC swaps	287,091	3,231,119	86,183	—	335,578
Capital shares sold receivable	1,165,704	6,599,778	168,145	588,574	984,627
Interest receivable	2,103,964	8,568,969	692,765	1,551,441	2,874,131
Receivable from Manager	3,973	5,861	4,503	23,095	38,478
Principal paydown receivable	—	—	—	—	10,832
Dividends receivable — affiliated	1,617	8,905	150	417	509
Prepaid expenses	48,300	68,937	19,408	30,080	51,684
Other assets	—	—	46,247	—	—

Total assets	1,847,249,034	3,015,160,588	82,714,472	240,386,621	2,270,762,696

Liabilities
Bank overdraft	—	367,143	—	—	184,752
Options written at value[4]	4,217,151	8,267,653	547,149	—	6,448,981
Borrowed bonds at value[5]	—	—	—	—	18,199,012
TBA sale commitments at value[6]	480,584,184	—	—	—	553,953,058
Reverse repurchase agreements	—	392,220,612	2,453,775	—	227,067,813
Cash received as collateral for TBA commitments	650,000	—	—	—	—
Cash received as collateral for reverse repurchase agreements	—	828,000	—	—	—
Cash received as collateral for OTC derivatives	300,000	5,300,000	—	—	—
Variation margin payable on centrally cleared swaps	—	—	2,854	—	17,047
Variation margin payable on financial futures contracts	54,575	221,570	31,234	—	48,610
Investments purchased payable	630,928,016	36,144,583	752,140	7,818,491	617,184,564
Swap premiums received	276,802	1,014,650	314,276	—	325,174
Swaps payable	8,564	—	9,318	—	9,932
Unrealized depreciation on forward foreign currency exchange contracts	—	4,174,832	—	—	876,849
Unrealized depreciation on OTC swaps	38,627	55,025	166,326	—	45,828
Unrealized depreciation on unfunded floating rate loan interests	—	—	—	3,302	—
Interest expense payable	—	—	—	—	22,807
Income dividends payable	658,773	32,441	51,970	110,805	863,764
Capital shares redeemed payable	1,640,895	13,872,091	93,607	1,225,958	1,632,279
Investment advisory fees payable	251,824	963,931	6,961	65,675	302,588
Service and distribution fees payable	147,689	420,837	1,789	38,526	222,036
Other affiliates payable	63,518	180,715	2,994	9,367	67,470
Officers’ and Trustees’ fees payable	6,509	11,815	3,787	4,214	8,145
Other accrued expenses payable	441,240	1,644,417	91,286	207,012	521,773

Total liabilities	1,120,268,367	465,720,315	4,529,466	9,483,350	1,428,002,482

Net Assets	$726,980,667	$2,549,440,273	$78,185,006	$230,903,271	$842,760,214

Net Assets Consist of
Paid-in capital	$764,651,160	$2,480,062,676	$78,170,521	$231,224,270	$888,030,201
Undistributed (distributions in excess of) net investment income	(907,238)	6,184,983	205,896	420,285	(718,576)
Accumulated net realized gain (loss)	(42,868,485)	(32,861,226)	(2,673,435)	234,183	(42,776,257)
Net unrealized appreciation/depreciation	6,105,230	96,053,840	2,482,024	(975,467)	(1,775,154)

Net Assets	$726,980,667	$2,549,440,273	$78,185,006	$230,903,271	$842,760,214

[1] Investments at cost — unaffiliated	$1,258,097,918	$2,843,545,516	$72,300,088	$218,883,604	$1,701,869,985
[2] Investments at cost — affiliated	$94,776,947	$9,273,985	$6,721,402	$17,011,354	$4,319,883
[3] Foreign currency at cost	—	$13,876,934	$537	$170,240	$1,128,603
[4] Premiums received	$3,450,110	$9,791,938	$914,302	—	$7,097,106
[5] Proceeds received from borrowed bond agreements	—	—	—	—	$18,183,359
[6] Proceeds from TBA sale commitments	$480,245,649	—	—	—	$553,279,721

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	67

Statements of Assets and Liabilities (concluded)

September 30, 2014	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Investment Grade Bond Portfolio	BlackRock Secured Credit Portfolio	BlackRock U.S. Government Bond Portfolio

Net Asset Value
BlackRock
Net assets	$3,780,484	$347,281,669	$63,575,824	—	—

Shares outstanding[1]	386,006	32,318,544	6,468,759	—	—

Net asset value	$9.79	$10.75	$9.83	—	—

Institutional
Net assets	$390,924,575	$1,187,477,133	$5,755,024	$122,035,294	$154,168,321

Shares outstanding[1]	39,776,667	108,523,546	586,881	11,836,002	14,558,545

Net asset value	$9.83	$10.94	$9.81	$10.31	$10.59

Service
Net assets	$52,272,169	$44,373,107	—	—	$3,872,580

Shares outstanding[1]	5,324,806	4,079,558	—	—	365,925

Net asset value	$9.82	$10.88	—	—	$10.58

Investor A
Net assets	$159,325,335	$651,951,073	$8,854,158	$87,099,981	$520,869,045

Shares outstanding[1]	16,143,252	60,534,475	902,542	8,450,006	49,076,924

Net asset value	$9.87	$10.77	$9.81	$10.31	$10.61

Investor B
Net assets	$1,280,472	$1,268,714	—	—	$884,522

Shares outstanding[1]	130,190	120,465	—	—	83,785

Net asset value	$9.84	$10.53	—	—	$10.56

Investor B1
Net assets	—	—	—	—	$2,169,324

Shares outstanding[1]	—	—	—	—	205,133

Net asset value	—	—	—	—	$10.58

Investor C
Net assets	$119,397,632	$317,088,577	—	$21,767,996	$54,893,770

Shares outstanding[1]	12,152,340	29,869,892	—	2,111,063	5,178,772

Net asset value	$9.83	$10.62	—	$10.31	$10.60

Investor C1
Net assets	—	—	—	—	$81,935,501

Shares outstanding[1]	—	—	—	—	7,732,560

Net asset value	—	—	—	—	$10.60

Class R
Net assets	—	—	—	—	$23,967,151

Shares outstanding[1]	—	—	—	—	2,258,518

Net asset value	—	—	—	—	$10.61

[1]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Statements of Operations

Year Ended September 30, 2014	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Investment Grade Bond Portfolio	BlackRock Secured Credit Portfolio	BlackRock U.S. Government Bond Portfolio

Investment Income
Interest	$17,089,940	$70,304,174	$3,564,642	$9,711,712	$21,463,730
Dividends — unaffiliated	—	—	66,469	—	—
Dividends — affiliated	55,444	11,473	1,809	5,539	6,041

Total income	17,145,384	70,315,647	3,632,920	9,717,251	21,469,771

Expenses
Investment advisory	4,401,397	10,880,834	447,108	938,253	4,424,843
Service and distribution — class specific	2,081,962	6,330,401	29,328	484,450	2,863,586
Transfer agent — class specific	977,983	4,643,591	50,579	107,390	1,769,576
Administration	570,165	1,745,730	67,066	140,738	625,229
Custodian	162,649	149,238	6,882	9,383	119,898
Administration — class specific	200,309	593,012	22,352	46,674	215,769
Registration	98,507	154,057	30,986	89,808	110,504
Professional	90,743	130,538	98,363	169,128	84,954
Printing	51,383	143,896	17,998	33,879	62,330
Officers and Trustees	26,508	50,461	17,337	19,321	26,780
Miscellaneous	94,391	237,177	34,606	101,605	105,985
Recoupment of past waived fees — class specific	162	569,846	6,797	—	10,260

Total expenses excluding interest expense	8,756,159	25,628,781	829,402	2,140,629	10,419,714
Interest expense[1]	29,540	480,368	17,983	—	213,834

Total expenses	8,785,699	26,109,149	847,385	2,140,629	10,633,548
Less fees waived by Manager	(1,329,664)	(4,197,497)	(317,687)	(205,397)	(686,524)
Less administration fees waived — class specific	(108,709)	(371,075)	(19,734)	(45,768)	(212,573)
Less transfer agent fees waived — class specific	(23,611)	(13,663)	(459)	(1,375)	(44,129)
Less transfer agent fees reimbursed — class specific	(360,909)	(1,558,118)	(22,815)	(88,851)	(776,446)

Total expenses after fees waived and reimbursed	6,962,806	19,968,796	486,690	1,799,238	8,913,876

Net investment income	10,182,578	50,346,851	3,146,230	7,918,013	12,555,895

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	14,727,830	(12,101,217)	2,838,650	765,418	4,914,823
Short sales	—	—	—	—	40
Options written	3,809,311	9,661,439	86,214	—	1,985,934
Financial futures contracts	(781,928)	(21,869,505)	485,050	(285,319)	(1,783,218)
Swaps	7,011,336	(10,801,696)	(427,748)	58,799	783,791
Foreign currency transactions	—	12,386,194	(3,429)	(59,231)	102,266

	24,766,549	(22,724,785)	2,978,737	479,667	6,003,636

Net change in unrealized appreciation/depreciation on:
Investments	927,256	(22,412,101)	278,321	(1,358,187)	10,266,259
Options written	(1,191,747)	627,894	316,328	—	(547,165)
Financial futures contracts	1,143,001	(54,120)	158,131	61,119	1,428,173
Swaps	(9,711,653)	2,173,980	(72,114)	(92,653)	(4,573,505)
Unfunded floating rate loan interests	—	—	—	(5,423)	—
Foreign currency translations	—	15,384,860	8,253	156,681	699,033
Borrowed bonds	—	—	—	—	(15,653)

	(8,833,143)	(4,279,487)	688,919	(1,238,463)	7,257,142

Net realized and unrealized gain (loss)	15,933,406	(27,004,272)	3,667,656	(758,796)	13,260,778

Net Increase in Net Assets Resulting from Operations	$26,115,984	$23,342,579	$6,813,886	$7,159,217	$25,816,673

[1]	See Note 8 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	69

Statements of Changes in Net Assets

	BlackRock GNMA Portfolio		BlackRock Inflation Protected Bond Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013

Operations
Net investment income	$10,182,578	$11,234,716	$50,346,851	$83,801,337
Net realized gain (loss)	24,766,549	(25,526,658)	(22,724,785)	50,295,712
Net change in unrealized appreciation/depreciation	(8,833,143)	(18,197,624)	(4,279,487)	(387,871,649)

Net increase (decrease) in net assets resulting from operations	26,115,984	(32,489,566)	23,342,579	(253,774,600)

Distributions to Shareholders From[1]
Net investment income:
BlackRock	(87,317)	(357,779)	(9,410,407)	(6,341,583)
Institutional	(9,678,655)	(20,387,932)	(26,548,074)	(23,813,457)
Service	(1,047,067)	(2,521,608)	(1,208,378)	(1,047,680)
Investor A	(4,469,901)	(13,990,267)	(19,140,117)	(23,112,283)
Investor B	(25,314)	(110,052)	(34,479)	(59,659)
Investor C	(2,018,113)	(6,996,280)	(6,675,898)	(7,395,616)
Return of capital:
BlackRock	(4,255)	—	—	—
Institutional	(471,612)	—	—	—
Service	(51,020)	—	—	—
Investor A	(217,805)	—	—	—
Investor B	(1,234)	—	—	—
Investor C	(98,337)	—	—	—
Net realized gain:
BlackRock	—	(275,190)	(5,856,401)	(7,712,338)
Institutional	—	(12,170,039)	(14,522,046)	(32,413,915)
Service	—	(1,571,469)	(793,214)	(1,453,089)
Investor A	—	(8,939,136)	(17,309,577)	(32,008,911)
Investor B	—	(100,503)	(39,969)	(113,183)
Investor C	—	(5,998,334)	(5,629,851)	(12,961,821)

Decrease in net assets resulting from distributions to shareholders	(18,170,630)	(73,418,589)	(107,168,411)	(148,433,535)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(258,844,447)	(406,363,345)	(874,966,043)	(1,455,915,680)

Net Assets
Total decrease in net assets	(250,899,093)	(512,271,500)	(958,791,875)	(1,858,123,815)
Beginning of year	977,879,760	1,490,151,260	3,508,232,148	5,366,355,963

End of year	$726,980,667	$977,879,760	$2,549,440,273	$3,508,232,148

Undistributed (distributions in excess of) net investment income, end of year	$(907,238)	$(1,122,975)	$6,184,983	$10,771,845

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Statements of Changes in Net Assets (continued)

	BlackRock Investment Grade Bond Portfolio		BlackRock Secured Credit Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013

Operations
Net investment income	$3,146,230	$9,096,184	$7,918,013	$3,892,130
Net realized gain	2,978,737	659,025	479,667	455,950
Net realized gain from in-kind redemption transactions	—	1,842,803	—	—
Net change in unrealized appreciation/depreciation	688,919	(30,836,574)	(1,238,463)	(450,515)

Net increase (decrease) in net assets resulting from operations	6,813,886	(19,238,562)	7,159,217	3,897,565

Distributions to Shareholders From[1]
Net investment income:
BlackRock	(2,194,457)	(6,136,887)	—	—
Institutional	(431,806)	(2,084,020)	(2,326,757)	(991,182)
Investor A	(359,656)	(683,843)	(4,648,131)	(2,335,625)
Investor C	—	—	(653,989)	(554,083)
Net realized gain:
BlackRock	(4,725,799)	(15,307,321)	—	—
Institutional	(71,200)	(5,004,911)	(102,511)	(733,557)
Investor A	(1,385,773)	(2,097,865)	(322,777)	(788,372)
Investor C	—	—	(58,372)	(479,296)

Decrease in net assets resulting from distributions to shareholders	(9,168,691)	(31,314,847)	(8,112,537)	(5,882,115)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(67,954,734)	(83,025,003)	98,870,028	76,023,159

Redemption Fees
Redemption fees	—	—	—	29,470

Net Assets
Total increase (decrease) in net assets	(70,309,539)	(133,578,412)	97,916,708	74,068,079
Beginning of year	148,494,545	282,072,957	132,986,563	58,918,484

End of year	$78,185,006	$148,494,545	$230,903,271	$132,986,563

Undistributed net investment income, end of year	$205,896	$196,236	$420,285	$74,965

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	71

Statements of Changes in Net Assets (concluded)

	BlackRock U.S. Government Bond Portfolio
	Year Ended September 30,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$12,555,895	$8,550,157
Net realized gain (loss)	6,003,636	(16,013,987)
Net change in unrealized appreciation/depreciation	7,257,142	(17,489,213)

Net increase (decrease) in net assets resulting from operations	25,816,673	(24,953,043)

Distributions to Shareholders From[1]
Net investment income:
Institutional	(3,918,072)	(3,350,546)
Service	(93,328)	(81,259)
Investor A	(13,257,237)	(12,016,610)
Investor B	(26,075)	(33,627)
Investor B1	(59,221)	(121,056)
Investor C	(969,096)	(840,675)
Investor C1	(1,532,362)	(1,202,940)
Class R	(510,001)	(469,700)

Decrease in net assets resulting from distributions to shareholders	(20,365,392)	(18,116,413)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(115,809,312)	(201,287,229)

Net Assets
Total decrease in net assets	(110,358,031)	(244,356,685)
Beginning of year	953,118,245	1,197,474,930

End of year	$842,760,214	$953,118,245

Undistributed (distributions in excess of) net investment income, end of year	$(718,576)	$4,666,222

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Statement of Cash Flows

Year Ended September 30, 2014	BlackRock Inflation Protected Bond Portfolio

Cash Provided by Operating Activities
Net increase in net assets resulting from operations:	$23,342,579
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Decrease in cash pledged for financial futures contracts	1,585,000
Decrease in cash pledged for centrally cleared swaps	3,050,000
Increase in cash pledged as collateral for OTC derivatives	(1,812,000)
Increase in variation margin receivable on financial futures contracts	(589,308)
Increase in variation margin receivable on centrally cleared swaps	(36,625)
Increase in dividends receivable — affiliated	(7,794)
Decrease in interest receivable	3,520,246
Decrease in receivable from Manager	474,561
Decrease in swap premiums paid	271,786
Decrease in swap receivable	10,625
Decrease in prepaid expenses	15,501
Decrease in other assets	5,699
Increase in cash received as collateral for reverse repurchase agreements	828,000
Decrease in cash received as collateral for OTC derivatives	(6,200,000)
Increase in variation margin payable on financial futures contracts	176,888
Decrease in variation margin payable on centrally cleared swaps	(192,725)
Increase in investment advisory fees payable	322,130
Decrease in service and distribution fees payable	(270,988)
Decrease in Officers’ and Trustees’ fees payable	(7,470)
Decrease in other accrued expenses payable	(865,482)
Increase in other affiliates payable	3,183
Treasury inflation-protected securities (TIPS) inflation adjustment	(57,984,492)
Amortization of premium and accretion of discount on investments	24,094,738
Net realized gain (loss) on investments and options written	2,439,778
Net unrealized gain (loss) on investments, options written, foreign currency translations, swaps, interest rate caps and interest rate floors	5,566,273
Premiums received from options written	14,477,125
Premiums paid on closing options written	(2,579,852)
Net purchases of long-term investments	(2,241,553,345)
Net proceeds from sales of long-term investments	3,469,638,253
Net proceeds from sales of short-term securities	40,464,937

Net cash provided by operating activities	1,278,187,221

Cash Used for Financing Activities
Net borrowing of reverse repurchase agreements	(284,350,010)
Proceeds from issuance of capital shares	909,781,433
Payments on redemption of capital shares	(1,882,841,416)
Cash distributions paid to shareholders	(6,644,574)
Decrease in bank overdrafts	(257,881)

Net cash used for financing activities	(1,264,312,448)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(281,961)

Cash
Net increase in cash and foreign currency	13,592,812
Cash and foreign currency at beginning of year	2,098

Cash and foreign currency at end of year	$13,594,910

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$462,633

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to shareholders	$100,655,273

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	73

Financial Highlights	BlackRock GNMA Portfolio

	BlackRock					Institutional
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$9.69	$10.47	$10.44	$10.45	$10.28	$9.73	$10.49	$10.47	$10.47	$10.31

Net investment income[1]	0.15	0.15	0.23	0.29	0.28	0.15	0.12	0.23	0.28	0.29
Net realized and unrealized gain (loss)	0.20	(0.35)	0.33	0.40	0.41	0.20	(0.30)	0.32	0.42	0.39

Net increase (decrease) from investment operations	0.35	(0.20)	0.56	0.69	0.69	0.35	(0.18)	0.55	0.70	0.68

Distributions from:[2]
Net investment income	(0.24)	(0.38)	(0.41)	(0.34)	(0.33)	(0.24)	(0.38)	(0.41)	(0.34)	(0.33)
Return of capital	(0.01)	—	—	—	—	(0.01)	—	—	—	—
Net realized gain	—	(0.20)	(0.12)	(0.36)	(0.19)	—	(0.20)	(0.12)	(0.36)	(0.19)

Total distributions	(0.25)	(0.58)	(0.53)	(0.70)	(0.52)	(0.25)	(0.58)	(0.53)	(0.70)	(0.52)

Net asset value, end of year	$9.79	$9.69	$10.47	$10.44	$10.45	$9.83	$9.73	$10.49	$10.47	$10.47

Total Return[3]
Based on net asset value	3.67%	(1.97)%	5.59%	6.96%	6.95%	3.64%	(1.79)%	5.45%	7.02%	6.80%

Ratios to Average Net Assets
Total expenses	0.79%[4]	0.81%	0.74%	0.78%	0.70%	0.83%[4]	0.84%	0.82%	0.82%[5]	0.81%

Total expenses after fees waived, reimbursed and paid indirectly	0.52%[4]	0.55%	0.54%	0.52%	0.52%	0.55%[4]	0.58%	0.57%	0.55%	0.55%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.52%[4]	0.52%	0.52%	0.52%	0.52%	0.55%[4]	0.55%	0.55%	0.55%	0.54%

Net investment income	1.58%[4]	1.49%	2.18%	2.82%	2.85%	1.57%[4]	1.24%	2.25%	2.71%	2.83%

Supplemental Data
Net assets, end of year (000)	$3,780	$3,114	$13,349	$5,587	$781	$390,925	$428,182	$622,556	$462,058	$557,610

Portfolio turnover rate[6]	1,258%	1,405%	741%	743%	847%	1,258%	1,405%	741%	743%	847%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%.

[5]	Includes recoupment of past waived fees. There was no financial impact to the expense ratios.

[6]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	401%	480%	247%	213%	265%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	1,580%	1,400%	1,470%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	719%	571%	611%

See Notes to Financial Statements.

74	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Financial Highlights (continued)	BlackRock GNMA Portfolio

	Service						Investor A
	Year Ended September 30,						Year Ended September 30,
	2014		2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$9.71		$10.48	$10.45	$10.46	$10.29	$9.77	$10.54	$10.51	$10.51	$10.34

Net investment income[1]	0.12		0.08	0.20	0.24	0.26	0.12	0.09	0.20	0.24	0.26
Net realized and unrealized gain (loss)	0.21		(0.31)	0.32	0.41	0.39	0.20	(0.32)	0.32	0.42	0.39

Net increase (decrease) from investment operations	0.33		(0.23)	0.52	0.65	0.65	0.32	(0.23)	0.52	0.66	0.65

Distributions from:[2]
Net investment income	(0.21)		(0.34)	(0.37)	(0.30)	(0.29)	(0.21)	(0.34)	(0.37)	(0.30)	(0.29)
Return of capital	(0.01)		—	—	—	—	(0.01)	—	—	—	—
Net realized gain	—		(0.20)	(0.12)	(0.36)	(0.19)	—	(0.20)	(0.12)	(0.36)	(0.19)

Total distributions	(0.22)		(0.54)	(0.49)	(0.66)	(0.48)	(0.22)	(0.54)	(0.49)	(0.66)	(0.48)

Net asset value, end of year	$9.82		$9.71	$10.48	$10.45	$10.46	$9.87	$9.77	$10.54	$10.51	$10.51

Total Return[3]
Based on net asset value	3.39%		(2.23)%	5.19%	6.55%	6.53%	3.26%	(2.21)%	5.18%	6.62%	6.50%

Ratios to Average Net Assets
Total expenses	1.13	%[4],[5]	1.17%[4]	1.11%[4]	1.15%[4]	1.10%[4]	1.09%[5]	1.09%	1.06%	1.07%	1.06%

Total expenses after fees waived, reimbursed and paid indirectly	0.90%[5]		0.93%	0.92%	0.90%	0.91%	0.92%[5]	0.93%	0.91%	0.91%	0.90%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.90%[5]		0.90%	0.90%	0.90%	0.90%	0.92%[5]	0.90%	0.90%	0.91%	0.90%

Net investment income	1.21%[5]		0.75%	1.88%	2.37%	2.50%	1.24%[5]	0.85%	1.90%	2.36%	2.47%

Supplemental Data
Net assets, end of year (000)	$52,272		$51,353	$79,211	$35,929	$43,281	$159,325	$310,492	$457,537	$323,201	$370,680

Portfolio turnover rate[6]	1,258%		1,405%	741%	743%	847%	1,258%	1,405%	741%	743%	847%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived fees. There was no financial impact to the expense ratios.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%.

[6]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	401%	480%	247%	213%	265%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	1,580%	1,400%	1,470%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	719%	571%	611%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	75

Financial Highlights (concluded)	BlackRock GNMA Portfolio

	Investor B					Investor C
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$9.73	$10.50	$10.47	$10.48	$10.31	$9.72	$10.49	$10.46	$10.47	$10.30

Net investment income[1]	0.04	0.01	0.12	0.16	0.17	0.05	0.01	0.12	0.17	0.18
Net realized and unrealized gain (loss)	0.20	(0.32)	0.32	0.41	0.40	0.20	(0.32)	0.32	0.40	0.39

Net increase (decrease) from investment operations	0.24	(0.31)	0.44	0.57	0.57	0.25	(0.31)	0.44	0.57	0.57

Distributions from:[2]
Net investment income	(0.12)	(0.26)	(0.29)	(0.22)	(0.21)	(0.13)	(0.26)	(0.29)	(0.22)	(0.21)
Return of capital	(0.01)	—	—	—	—	(0.01)	—	—	—	—
Net realized gain	—	(0.20)	(0.12)	(0.36)	(0.19)	—	(0.20)	(0.12)	(0.36)	(0.19)

Total distributions	(0.13)	(0.46)	(0.41)	(0.58)	(0.40)	(0.14)	(0.46)	(0.41)	(0.58)	(0.40)

Net asset value, end of year	$9.84	$9.73	$10.50	$10.47	$10.48	$9.83	$9.72	$10.49	$10.46	$10.47

Total Return[3]
Based on net asset value	2.52%	(3.04)%	4.34%	5.70%	5.67%	2.61%	(2.99)%	4.39%	5.74%	5.74%

Ratios to Average Net Assets
Total expenses	1.94%[4]	1.93%	1.88%	1.87%	1.87%	1.83%[4]	1.86%	1.82%	1.82%	1.81%

Total expenses after fees waived, reimbursed and paid indirectly	1.77%[4]	1.78%	1.73%	1.71%	1.71%	1.66%[4]	1.71%	1.67%	1.66%	1.65%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.77%[4]	1.74%	1.71%	1.71%	1.71%	1.66%[4]	1.68%	1.66%	1.66%	1.65%

Net investment income	0.43%[4]	0.13%	1.12%	1.55%	1.66%	0.50%[4]	0.10%	1.16%	1.60%	1.73%

Supplemental Data
Net assets, end of year (000)	$1,280	$2,812	$5,778	$7,518	$11,961	$119,398	$181,926	$311,721	$270,931	$358,606

Portfolio turnover rate[5]	1,258%	1,405%	741%	743%	847%	1,258%	1,405%	741%	743%	847%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%.

[5]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	401%	480%	247%	213%	265%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	1,580%	1,400%	1,470%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	719%	571%	611%

See Notes to Financial Statements.

76	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Financial Highlights	BlackRock Inflation Protected Bond Portfolio

	BlackRock					Institutional
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$11.02	$12.00	$11.27	$11.19	$10.46	$11.23	$12.23	$11.49	$11.40	$10.66

Net investment income[1]	0.24	0.24	0.19	0.43	0.23	0.23	0.24	0.18	0.44	0.22
Net realized and unrealized gain (loss)	(0.09)	(0.85)	0.80	0.44	0.74	(0.10)	(0.87)	0.82	0.43	0.76

Net increase (decrease) from investment operations	0.15	(0.61)	0.99	0.87	0.97	0.13	(0.63)	1.00	0.87	0.98

Distributions from:[2]
Net investment income	(0.27)	(0.17)	(0.21)	(0.43)	(0.21)	(0.27)	(0.17)	(0.21)	(0.42)	(0.21)
Net realized gain	(0.15)	(0.20)	(0.05)	(0.36)	(0.03)	(0.15)	(0.20)	(0.05)	(0.36)	(0.03)

Total distributions	(0.42)	(0.37)	(0.26)	(0.79)	(0.24)	(0.42)	(0.37)	(0.26)	(0.78)	(0.24)

Net asset value, end of year	$10.75	$11.02	$12.00	$11.27	$11.19	$10.94	$11.23	$12.23	$11.49	$11.40

Total Return[3]
Based on net asset value	1.42%	(5.27)%	8.86%	8.21%	9.45%	1.19%	(5.35)%	8.76%	8.10%	9.30%

Ratios to Average Net Assets
Total expenses	0.51%	0.48%	0.47%	0.50%	0.52%	0.64%[4]	0.60%[4]	0.56%[4]	0.60%[4]	0.58%[4]

Total expenses after fees waived, reimbursed and paid indirectly	0.34%	0.33%	0.32%	0.32%	0.32%	0.46%	0.44%	0.43%	0.43%	0.40%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.32%	0.32%	0.32%	0.32%	0.32%	0.44%	0.44%	0.43%	0.43%	0.40%

Net investment income	2.20%	2.09%	1.64%	3.94%	2.08%	2.08%	2.04%	1.49%	3.91%	2.00%

Supplemental Data
Net assets, end of year (000)	$347,282	$446,214	$455,027	$416,631	$339,249	$1,187,477	$1,190,917	$1,937,316	$1,362,286	$968,736

Portfolio turnover rate	66%	86%	120%	131%	213%	66%	86%	120%	131%	213%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2014, September 30, 2013, September 30, 2012 and September 30, 2011, the ratio would have been 0.63%, 0.59%, 0.55% and 0.59%, respectively. There was no financial impact to the expense ratios for the year ended September 30, 2010.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	77

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	Service					Investor A
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$11.18	$12.20	$11.49	$11.40	$10.67	$11.07	$12.09	$11.39	$11.30	$10.57

Net investment income[1]	0.20	0.21	0.15	0.41	0.19	0.16	0.21	0.13	0.39	0.18
Net realized and unrealized gain (loss)	(0.10)	(0.88)	0.80	0.44	0.75	(0.06)	(0.88)	0.81	0.45	0.76

Net increase (decrease) from investment operations	0.10	(0.67)	0.95	0.85	0.94	0.10	(0.67)	0.94	0.84	0.94

Distributions from:[2]
Net investment income	(0.25)	(0.15)	(0.19)	(0.40)	(0.18)	(0.25)	(0.15)	(0.19)	(0.39)	(0.18)
Net realized gain	(0.15)	(0.20)	(0.05)	(0.36)	(0.03)	(0.15)	(0.20)	(0.05)	(0.36)	(0.03)

Total distributions	(0.40)	(0.35)	(0.24)	(0.76)	(0.21)	(0.40)	(0.35)	(0.24)	(0.75)	(0.21)

Net asset value, end of year	$10.88	$11.18	$12.20	$11.49	$11.40	$10.77	$11.07	$12.09	$11.39	$11.30

Total Return[3]
Based on net asset value	0.93%	(5.64)%	8.38%	7.84%	8.98%	0.95%	(5.70)%	8.33%	7.83%	9.03%

Ratios to Average Net Assets
Total expenses	0.93%[4]	0.89%[4]	0.86%	0.85%[4]	0.86%[4]	1.06%[5]	0.99%	0.95%	0.98%	0.95%

Total expenses after fees waived, reimbursed and paid indirectly	0.77%	0.75%	0.73%	0.70%	0.69%	0.78%	0.76%	0.76%	0.76%	0.74%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.75%	0.75%	0.73%	0.70%	0.68%	0.76%	0.76%	0.76%	0.76%	0.74%

Net investment income	1.82%	1.76%	1.23%	3.61%	1.72%	1.45%	1.78%	1.12%	3.50%	1.69%

Supplemental Data
Net assets, end of year (000)	$44,373	$58,842	$88,555	$84,824	$79,862	$651,951	$1,344,080	$2,089,999	$1,542,505	$1,427,762

Portfolio turnover rate	66%	86%	120%	131%	213%	66%	86%	120%	131%	213%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2014 and September 30, 2013, the ratio would have been 0.92% and 0.88%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2011 and September 30, 2010.

[5]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the year ended September 30, 2014, the ratio would have been 1.02%.

See Notes to Financial Statements.

78	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Financial Highlights (concluded)	BlackRock Inflation Protected Bond Portfolio

	Investor B					Investor C
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.87	$11.93	$11.29	$11.22	$10.52	$10.95	$12.01	$11.36	$11.29	$10.58

Net investment income[1]	0.06	0.11	0.05	0.29	0.11	0.11	0.12	0.06	0.31	0.11
Net realized and unrealized gain (loss)	(0.05)	(0.85)	0.79	0.45	0.74	(0.09)	(0.86)	0.80	0.44	0.76

Net increase (decrease) from investment operations	0.01	(0.74)	0.84	0.74	0.85	0.02	(0.74)	0.86	0.75	0.87

Distributions from:[2]
Net investment income	(0.20)	(0.12)	(0.15)	(0.31)	(0.12)	(0.20)	(0.12)	(0.16)	(0.32)	(0.13)
Net realized gain	(0.15)	(0.20)	(0.05)	(0.36)	(0.03)	(0.15)	(0.20)	(0.05)	(0.36)	(0.03)

Total distributions	(0.35)	(0.32)	(0.20)	(0.67)	(0.15)	(0.35)	(0.32)	(0.21)	(0.68)	(0.16)

Net asset value, end of year	$10.53	$10.87	$11.93	$11.29	$11.22	$10.62	$10.95	$12.01	$11.36	$11.29

Total Return[3]
Based on net asset value	0.11%	(6.38)%	7.55%	6.98%	8.20%	0.24%	(6.31)%	7.62%	7.00%	8.29%

Ratios to Average Net Assets
Total expenses	1.72%[4]	1.66%	1.63%	1.66%	1.67%	1.64%	1.59%	1.57%	1.60%	1.61%

Total expenses after fees waived, reimbursed and paid indirectly	1.57%	1.54%	1.51%	1.51%	1.50%	1.49%	1.47%	1.45%	1.45%	1.44%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.55%	1.53%	1.51%	1.51%	1.50%	1.47%	1.47%	1.44%	1.45%	1.44%

Net investment income	0.56%	0.99%	0.45%	2.66%	0.99%	0.98%	1.06%	0.50%	2.80%	0.98%

Supplemental Data
Net assets, end of year (000)	$1,269	$3,389	$7,301	$8,815	$11,416	$317,089	$464,790	$788,158	$712,070	$668,608

Portfolio turnover rate	66%	86%	120%	131%	213%	66%	86%	120%	131%	213%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived fees. There was no financial impact to the expense ratios.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	79

Financial Highlights	BlackRock Investment Grade Bond Portfolio

	BlackRock					Institutional
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014		2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.14	$12.21	$11.68	$11.45	$10.54	$10.12		$12.18	$11.66	$11.43	$10.54

Net investment income[1]	0.35	0.40	0.45	0.49	0.51	0.34		0.38	0.43	0.48	0.48
Net realized and unrealized gain (loss)	0.39	(1.11)	1.05	0.71	0.96	0.40		(1.09)	1.04	0.71	0.96

Net increase (decrease) from investment operations	0.74	(0.71)	1.50	1.20	1.47	0.74		(0.71)	1.47	1.19	1.44

Distributions from:[2]
Net investment income	(0.33)	(0.39)	(0.44)	(0.48)	(0.52)	(0.33)		(0.38)	(0.42)	(0.47)	(0.51)
Net realized gain	(0.72)	(0.97)	(0.53)	(0.49)	(0.04)	(0.72)		(0.97)	(0.53)	(0.49)	(0.04)

Total distributions	(1.05)	(1.36)	(0.97)	(0.97)	(0.56)	(1.05)		(1.35)	(0.95)	(0.96)	(0.55)

Net asset value, end of year	$9.83	$10.14	$12.21	$11.68	$11.45	$9.81		$10.12	$12.18	$11.66	$11.43

Total Return[3]
Based on net asset value	7.83%	(6.56)%	13.61%	11.96%	14.53%	7.75%		(6.59)%	13.43%	11.86%	14.24%

Ratios to Average Net Assets
Total expenses	0.89%[4]	0.70%	0.69%	0.70%	0.68%	0.92	%[4],[5]	0.86%[5]	0.83%	0.84%	0.70%

Total expenses after fees waived, reimbursed and paid indirectly	0.47%[4]	0.45%	0.45%	0.45%	0.45%	0.57%[4]		0.55%	0.55%	0.55%	0.49%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.45%[4]	0.45%	0.45%	0.45%	0.45%	0.55%[4]		0.55%	0.55%	0.55%	0.49%

Net investment income	3.58%[4]	3.60%	3.83%	4.59%	4.86%	3.50%[4]		3.48%	3.71%	4.51%	4.62%

Supplemental Data
Net assets, end of year (000)	$63,576	$66,535	$195,167	$227,009	$273,303	$5,755		$63,569	$61,711	$51,253	$2,329

Portfolio turnover rate[6]	70%	119%	86%	104%	137%	70%		119%	86%	104%	137%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[5]	Includes recoupment of past waived fees. There was no financial impact to the expense ratios.

[6]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	105%	84%	83%	128%

See Notes to Financial Statements.

80	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Financial Highlights (concluded)	BlackRock Investment Grade Bond Portfolio

	Investor A
	Year Ended September 30,
	2014		2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.14		$12.20	$11.68	$11.45	$10.54

Net investment income[1]	0.32		0.35	0.39	0.44	0.47
Net realized and unrealized gain (loss)	0.37		(1.10)	1.05	0.71	0.95

Net increase (decrease) from investment operations	0.69		(0.75)	1.44	1.15	1.42

Distributions from:[2]
Net investment income	(0.30)		(0.34)	(0.39)	(0.43)	(0.47)
Net realized gain	(0.72)		(0.97)	(0.53)	(0.49)	(0.04)

Total distributions	(1.02)		(1.31)	(0.92)	(0.92)	(0.51)

Net asset value, end of year	$9.81		$10.14	$12.20	$11.68	$11.45

Total Return[3]
Based on net asset value	7.20%		(6.89)%	13.07%	11.47%	14.05%

Ratios to Average Net Assets
Total expenses	1.29	%[4],[5]	1.16%[4]	1.07%[4]	1.12%[4]	1.09%

Total expenses after fees waived, reimbursed and paid indirectly	0.92%[5]		0.89%	0.85%	0.90%	0.88%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.90%[5]		0.89%	0.85%	0.90%	0.87%

Net investment income	3.19%[5]		3.14%	3.33%	4.16%	4.42%

Supplemental Data
Net assets, end of year (000)	$8,854		$18,391	$25,195	$14,626	$14,043

Portfolio turnover rate[6]	70%		119%	86%	104%	137%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2014, September 30, 2013 and September 30, 2011, the ratio would have been 1.26%, 1.15% and 1.11%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2012 and September 30, 2009.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[6]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	105%	84%	83%	128%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	81

Financial Highlights	BlackRock Secured Credit Portfolio

	Institutional					Investor A
	Year Ended September 30,				Period February 26, 2010[1] to September 30, 2010	Year Ended September 30,				Period February 26, 2010[1] to September 30, 2010
	2014	2013	2012	2011		2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$10.30	$10.54	$10.20	$10.56	$10.00	$10.30	$10.53	$10.20	$10.55	$10.00

Net investment income[2]	0.47	0.48	0.38	0.43	0.16	0.44	0.43	0.35	0.40	0.17
Net realized and unrealized gain (loss)	0.02	0.11 [3]	0.48 [3]	(0.25)	0.53	0.02	0.15 [3]	0.48 [3]	(0.24)	0.49

Net increase from investment operations	0.49	0.59	0.86	0.18	0.69	0.46	0.58	0.83	0.16	0.66

Distributions from:[4]
Net investment income	(0.45)	(0.47)	(0.34)	(0.39)	(0.13)	(0.42)	(0.45)	(0.32)	(0.36)	(0.11)
Net realized gain	(0.03)	(0.36)	(0.18)	(0.15)	—	(0.03)	(0.36)	(0.18)	(0.15)	—

Total distributions	(0.48)	(0.83)	(0.52)	(0.54)	(0.13)	(0.45)	(0.81)	(0.50)	(0.51)	(0.11)

Net asset value, end of period	$10.31	$10.30	$10.54	$10.20	$10.56	$10.31	$10.30	$10.53	$10.20	$10.55

Total Return[5]
Based on net asset value	4.86%	5.81%	8.74%	1.75%	6.91%[6]	4.60%	5.63%	8.37%	1.59%	6.64%[6]

Ratios to Average Net Assets
Total expenses	0.88%[7]	1.05%	1.47%	1.13%	1.08%[8,9]	1.13%[7]	1.16%[10]	1.76%	1.46%	1.41%[8,9]

Total expenses after fees waived, reimbursed and paid indirectly	0.70%[7]	0.70%	0.85%	0.86%	0.70%[8]	0.95%[7]	0.95%	1.10%	1.11%	0.94%[8]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.70%[7]	0.70%	0.70%	0.70%	0.70%[8]	0.95%[7]	0.95%	0.95%	0.95%	0.94%[8]

Net investment income	4.49%[7]	4.57%	3.69%	4.13%	2.63%[8]	4.22%[7]	4.13%	3.42%	3.88%	2.72%[8]

Supplemental Data
Net assets, end of period (000)	$122,035	$25,225	$21,879	$58,353	$78,510	$87,100	$90,484	$22,199	$17,579	$17,908

Portfolio turnover rate[11]	65%	156%	507%	589%	349%	65%	156%	507%	589%	349%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.

[8]	Annualized.

[9]

Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional and Investor A would have been 1.13% and 1.48% respectively.

[10]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.15%.

[11]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,				Period February 26, 2010[1] to September 30, 2010
	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	316%	373%	236%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	1,086%	1,235%	511%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	748%	895%	360%

[1]	Commencement of Operations

See Notes to Financial Statements.

82	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Financial Highlights (concluded)	BlackRock Secured Credit Portfolio

	Investor C
	Year Ended September 30,				Period February 26, 2010[1] to September 30, 2010
	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$10.30	$10.54	$10.20	$10.56	$10.00

Net investment income[2]	0.36	0.37	0.27	0.32	0.12
Net realized and unrealized gain (loss)	0.03	0.12 [3]	0.49 [3]	(0.25)	0.51

Net increase from investment operations	0.39	0.49	0.76	0.07	0.63

Distributions from:[4]
Net investment income	(0.35)	(0.37)	(0.24)	(0.28)	(0.07)
Net realized gain	(0.03)	(0.36)	(0.18)	(0.15)	—

Total distributions	(0.38)	(0.73)	(0.42)	(0.43)	(0.07)

Net asset value, end of period	$10.31	$10.30	$10.54	$10.20	$10.56

Total Return[5]
Based on net asset value	3.82%	4.75%	7.67%	0.73%	6.29%[6]

Ratios to Average Net Assets
Total expenses	1.90%[7]	2.03%[8]	2.51%	2.21%	2.14%[9,10]

Total expenses after fees waived, reimbursed and paid indirectly	1.70%[7]	1.70%	1.85%	1.86%	1.68%[9]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.70%[7]	1.70%	1.70%	1.70%	1.68%[9]

Net investment income	3.49%[7]	3.55%	2.65%	3.11%	1.97%[9]

Supplemental Data
Net assets, end of period (000)	$21,768	$17,277	$14,841	$14,567	$16,148

Portfolio turnover rate[11]	65%	156%	507%	589%	349%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.

[8]	Includes recoupment of past waived fees. There was no financial impact to the expense ratios.

[9]	Annualized.

[10]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C would have been 2.21%.

[11]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,				Period February 26, 2010[1] to September 30, 2010
	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	316%	373%	236%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	1,086%	1,235%	511%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	748%	895%	360%

[1]	Commencement of Operations

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	83

Financial Highlights	BlackRock U.S. Government Bond Portfolio

	Institutional
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.52	$10.94	$10.94	$10.99	$10.61

Net investment income[1]	0.19	0.12	0.17	0.26	0.33
Net realized and unrealized gain (loss)	0.16	(0.32)	0.19	0.18	0.51

Net increase (decrease) from investment operations	0.35	(0.20)	0.36	0.44	0.84

Distributions from:[2]
Net investment income	(0.28)	(0.22)	(0.19)	(0.29)	(0.39)
Net realized gain	—	—	(0.17)	(0.20)	(0.07)

Total distributions	(0.28)	(0.22)	(0.36)	(0.49)	(0.46)

Net asset value, end of year	$10.59	$10.52	$10.94	$10.94	$10.99

Total Return[3]
Based on net asset value	3.37%	(1.84)%	3.51%	4.09%	8.19%

Ratios to Average Net Assets
Total expenses	0.90%	0.84%	0.83%	0.90%[4]	0.91%

Total expenses after fees waived, reimbursed and paid indirectly	0.64%	0.64%	0.62%	0.62%	0.67%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.62%	0.62%	0.62%	0.62%	0.62%

Net investment income	1.78%	1.14%	1.54%	2.47%	3.15%

Supplemental Data
Net assets, end of year (000)	$154,168	$150,202	$171,180	$178,609	$182,794

Portfolio turnover rate[5]	948%	1,532%	790%	794%	974%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived fees. There was no financial impact to the expense ratios.

[5]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	618%	926%	474%	537%	384%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	1,934%	2,548%	2,739%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	1,240%	1,942%	1,354%

See Notes to Financial Statements.

84	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Service					Investor A
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.51	$10.93	$10.93	$10.98	$10.61	$10.54	$10.97	$10.96	$11.01	$10.64

Net investment income[1]	0.17	0.10	0.14	0.23	0.31	0.16	0.10	0.13	0.22	0.29
Net realized and unrealized gain (loss)	0.16	(0.32)	0.20	0.18	0.49	0.16	(0.34)	0.21	0.18	0.50

Net increase (decrease) from investment operations	0.33	(0.22)	0.34	0.41	0.80	0.32	(0.24)	0.34	0.40	0.79

Distributions from:[2]
Net investment income	(0.26)	(0.20)	(0.17)	(0.26)	(0.36)	(0.25)	(0.19)	(0.16)	(0.25)	(0.35)
Net realized gain	—	—	(0.17)	(0.20)	(0.07)	—	—	(0.17)	(0.20)	(0.07)

Total distributions	(0.26)	(0.20)	(0.34)	(0.46)	(0.43)	(0.25)	(0.19)	(0.33)	(0.45)	(0.42)

Net asset value, end of year	$10.58	$10.51	$10.93	$10.93	$10.98	$10.61	$10.54	$10.97	$10.96	$11.01

Total Return[3]
Based on net asset value	3.18%	(2.03)%	3.22%	3.91%	7.77%	3.08%	(2.20)%	3.15%	3.79%	7.64%

Ratios to Average Net Assets
Total expenses	1.12%	1.12%	1.07%[4]	1.16%[4]	1.18%	1.10%	1.07%	1.05%	1.08%	1.12%[4]

Total expenses after fees waived, reimbursed and paid indirectly	0.83%	0.83%	0.81%	0.89%	0.97%	0.92%	0.92%	0.96%	0.96%	1.06%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.81%	0.81%	0.81%	0.89%	0.92%	0.90%	0.90%	0.96%	0.95%	1.02%

Net investment income	1.59%	0.96%	1.34%	2.13%	2.88%	1.50%	0.89%	1.20%	1.99%	2.74%

Supplemental Data
Net assets, end of year (000)	$3,873	$3,777	$5,021	$7,369	$4,030	$520,869	$602,786	$742,413	$767,193	$267,436

Portfolio turnover rate[5]	948%	1,532%	790%	794%	974%	948%	1,532%	790%	794%	974%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the year ended September 30, 2011, the ratio would have been 1.15%. There was no financial impact to the expense ratios for the years ended September 30, 2012 and September 30, 2010.

[5]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	618%	926%	474%	537%	384%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	1,934%	2,548%	2,739%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	1,240%	1,942%	1,354%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	85

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor B					Investor B1
	Year Ended September 30,					Year Ended September 30,			Period July 18, 2011[1] to September 30, 2011
	2014	2013	2012	2011	2010	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$10.51	$10.93	$10.93	$10.98	$10.61	$10.51	$10.93	$10.93	$10.64

Net investment income[2]	0.07	0.02	0.03	0.13	0.19	0.10	0.06	0.08	0.03
Net realized and unrealized gain (loss)	0.16	(0.34)	0.20	0.17	0.52	0.16	(0.35)	0.20	0.29

Net increase (decrease) from investment operations	0.23	(0.32)	0.23	0.30	0.71	0.26	(0.29)	0.28	0.32

Distributions from:[3]
Net investment income	(0.18)	(0.10)	(0.06)	(0.15)	(0.27)	(0.19)	(0.13)	(0.11)	(0.03)
Net realized gain	—	—	(0.17)	(0.20)	(0.07)	—	—	(0.17)	—

Total distributions	(0.18)	(0.10)	(0.23)	(0.35)	(0.34)	(0.19)	(0.13)	(0.28)	(0.03)

Net asset value, end of period	$10.56	$10.51	$10.93	$10.93	$10.98	$10.58	$10.51	$10.93	$10.93

Total Return[4]
Based on net asset value	2.19%	(2.95)%	2.19%	2.88%	6.81%	2.53%	(2.66)%	2.69%	2.98%[5]

Ratios to Average Net Assets
Total expenses	2.20%[6]	2.13%[6]	1.96%[6]	2.01%[6]	2.00%[6]	2.13%[7]	1.97%[7]	1.78%[7]	1.69%[8]

Total expenses after fees waived, reimbursed and paid indirectly	1.78%	1.78%	1.85%	1.88%	1.93%	1.48%	1.47%	1.45%	1.45%[8]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.76%	1.76%	1.85%	1.88%	1.88%	1.45%	1.45%	1.45%	1.45%[8]

Net investment income	0.66%	0.16%	0.31%	1.21%	1.80%	0.96%	0.53%	0.70%	1.19%[8]

Supplemental Data
Net assets, end of period (000)	$885	$2,210	$5,388	$10,306	$9,864	$2,169	$4,632	$17,793	$48,148

Portfolio turnover rate[9]	948%	1,532%	790%	794%	974%	948%	1,532%	790%	794%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2014, September 30, 2013, September 30, 2012, September 30, 2011, September 30, 2010 and September 30, 2009, the ratio would have been 2.11%, 2.12%, 1.94%, 1.93%, 1.96% and 1.87%, respectively.

[7]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2014, September 30, 2013 and September 30, 2012, the ratio would have been 2.12%, 1.96% and 1.76%, respectively.

[8]	Annualized.

[9]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	618%	926%	474%	537%	384%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	1,934%	2,548%	2,739%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	1,240%	1,942%	1,354%

See Notes to Financial Statements.

86	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor C
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.53	$10.95	$10.95	$11.00	$10.62

Net investment income[1]	0.07	0.01	0.04	0.13	0.21
Net realized and unrealized gain (loss)	0.16	(0.33)	0.20	0.18	0.51

Net increase (decrease) from investment operations	0.23	(0.32)	0.24	0.31	0.72

Distributions from:[2]
Net investment income	(0.16)	(0.10)	(0.07)	(0.16)	(0.27)
Net realized gain	—	—	(0.17)	(0.20)	(0.07)

Total distributions	(0.16)	(0.10)	(0.24)	(0.36)	(0.34)

Net asset value, end of year	$10.60	$10.53	$10.95	$10.95	$11.00

Total Return[3]
Based on net asset value	2.25%	(2.91)%	2.23%	2.88%	6.90%

Ratios to Average Net Assets
Total expenses[4]	1.92%	1.89%	1.87%	1.89%	1.92%

Total expenses after fees waived, reimbursed and paid indirectly	1.74%	1.74%	1.78%	1.76%	1.87%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.72%	1.72%	1.78%	1.76%	1.82%

Net investment income	0.69%	0.09%	0.38%	1.25%	1.96%

Supplemental Data
Net assets, end of year (000)	$54,894	$69,749	$101,144	$110,260	$58,567

Portfolio turnover rate[5]	948%	1,532%	790%	794%	974%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived fees. There was no financial impact to the expense ratios for the years ended September 30, 2013, September 30, 2012 and September 30, 2011. Excluding the recoupment of past waived fees for the years ended September 30, 2014 and September 30, 2010, the ratio would have been 1.91% and 1.90%, respectively.

[5]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	618%	926%	474%	537%	384%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	1,934%	2,548%	2,739%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	1,240%	1,942%	1,354%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	87

Financial Highlights (concluded)	BlackRock U.S. Government Bond Portfolio

	Investor C1				Class R
	Year Ended September 30,			Period July 18, 2011[1] to September 30, 2011	Year Ended September 30,			Period July 18, 2011[1] to September 30, 2011
	2014	2013	2012		2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$10.53	$10.95	$10.95	$10.66	$10.54	$10.96	$10.97	$10.67

Net investment income[2]	0.09	0.03	0.07	0.02	0.13	0.06	0.10	0.03
Net realized and unrealized gain (loss)	0.16	(0.33)	0.20	0.30	0.16	(0.32)	0.19	0.31

Net increase (decrease) from investment operations	0.25	(0.30)	0.27	0.32	0.29	(0.26)	0.29	0.34

Distributions from:[3]
Net investment income	(0.18)	(0.12)	(0.10)	(0.03)	(0.22)	(0.16)	(0.13)	(0.04)
Net realized gain	—	—	(0.17)	—	—	—	(0.17)	—

Total distributions	(0.18)	(0.12)	(0.27)	(0.03)	(0.22)	(0.16)	(0.30)	(0.04)

Net asset value, end of period	$10.60	$10.53	$10.95	$10.95	$10.61	$10.54	$10.96	$10.97

Total Return[4]
Based on net asset value	2.44%	(2.73)%	2.49%	2.96%[5]	2.76%	(2.41)%	2.74%	3.12%[5]

Ratios to Average Net Assets
Total expenses	1.75%[6]	1.75%[6]	1.77%[6]	1.75%[7]	1.42%	1.42%[8]	1.41%[8]	1.51%[7]

Total expenses after fees waived, reimbursed and paid indirectly	1.55%	1.55%	1.53%	1.53%[7]	1.23%	1.23%	1.21%	1.21%[7]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.53%	1.53%	1.53%	1.53%[7]	1.21%	1.21%	1.21%	1.21%[7]

Net investment income	0.87%	0.26%	0.63%	1.09%[7]	1.19%	0.58%	0.95%	1.41%[7]

Supplemental Data
Net assets, end of period (000)	$81,936	$93,384	$118,369	$130,322	$23,967	$26,378	$36,167	$40,523

Portfolio turnover rate[9]	948%	1,532%	790%	794%	948%	1,532%	790%	794%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes recoupment of past waived fees. There was no financial impact to the expense ratios for the years ended September 30, 2014 and September 30, 2013. Excluding the recoupment of past waived fees for the year ended September 30, 2012, the ratio would have been 1.76%.

[7]	Annualized.

[8]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2013 and September 30, 2012, the ratio would have been 1.41% and 1.38%, respectively.

[9]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,			Period July 18, 2011[1] to September 30, 2011
	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	618%	926%	474%	537%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	1,934%	2,548%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	1,240%	1,942%

See Notes to Financial Statements.

88	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Notes to Financial Statements

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock GNMA Portfolio (“GNMA”), BlackRock Inflation Protected Bond Portfolio (“Inflation Protected Bond”), BlackRock Investment Grade Bond Portfolio (“Investment Grade Bond”), BlackRock Secured Credit Portfolio (“Secured Credit”), and BlackRock U.S. Government Bond Portfolio (“U.S. Government Bond”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. Each of the Funds, except Inflation Protected Bond, is diversified.

Each Fund offers multiple classes of shares. BlackRock, Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a CSDC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B, Investor B1, Investor C and Investor C1 Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Service, Investor A, Investor B, Investor B1, Investor C, Investor C1 and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor B1, Investor C, Investor C1 and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately seven years. Investor B1 Shares automatically convert to Investor A Shares after approximately ten years. Investor B, B1 and C1 Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on material changes to the Investor A distribution and service plan).

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time). U.S. GAAP defines fair value as the price a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

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Notes to Financial Statements (continued)

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales), or certain borrowings (e.g., reverse repurchase transactions) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of a Fund’s future obligations under such investments or borrowings. Doing so allows

90	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

In-Kind Redemptions: Investment Grade Bond transferred securities and cash to shareholders in connection with a in-kind redemption transaction. For purposes of U.S. GAAP, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For the year ended September 30, 2013, Investment Grade Bond had in-kind redemptions of $56,930,302. For tax purposes, no gains or losses were recognized.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Funds may subsequently have to reinvest the proceeds at lower interest rates. If the Funds have purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the U.S. Treasury.

Collateralized Debt Obligations: The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	91

Notes to Financial Statements (continued)

their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investment in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Funds may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests held by the Funds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded

92	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of September 30, 2014, Secured Credit had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Advantage Sales & Marketing, Inc., Delayed Draw Term Loan	$6,290	$6,275	$6,176	$(99)
W.R. Grace & Co.-CONN, Delayed Draw Term Loan	$131,579	$131,730	$130,362	$(1,368)
Ziggo BV, USD B2 Facility	$13,384	$13,360	$12,984	$(376)
Ziggo BV, USD B3 Facility	$78,383	$77,501	$76,042	$(1,459)

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Funds may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, TBA commitments may be entered into by the Funds under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	93

Notes to Financial Statements (continued)

currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds are permitted to sell, re-pledge or use the collateral they receive; however, the counterparty is not. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: U.S. Government Bond may enter into borrowed bond agreements. In a borrowed bond agreement, U.S. Government Bond borrows a bond from a counterparty in exchange for cash collateral. The borrowed bond agreement contains a commitment that the security and the cash will be returned to the counterparty and U.S. Government Bond at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between U.S. Government Bond and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by U.S. Government Bond may be limited if the value of an investment purchased with the cash collateral by the lender decreases. U.S. Government Bond may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Funds to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Funds.

For the year ended September 30, 2014, the average amount of borrowings and the daily weighted average interest rates in reverse repurchase agreements were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
GNMA	$48,507,094	0.12%
Inflation Protected Bond	$590,456,743	(0.01)%
Investment Grade Bond	$5,421,569	0.38%
Secured Credit	$180,836	(0.63)%
U.S. Government Bond	$255,277,674	(0.06)%

Borrowed bond agreements and reverse repurchase transactions are entered into by the Funds under Master Repurchase Agreements (“MRA”), which permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With borrowed bond agreements and reverse repurchase transactions, typically the Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

94	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

The following tables are a summary of the Funds’ open borrowed bond agreements and reverse repurchase agreements and borrowed bond agreements by counterparty which are subject to offset under an MRA on a net basis as of September 30, 2014:

	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged[1]	Cash Collateral Received[1]	Cash Collateral Pledged	Net Amount[2]
Inflation Protected Bond
Counterparty
BNP Paribas Securities Corp.	$155,884,272	$(155,884,272)	—	—	—
Deutsche Bank Securities, Inc.	57,992,574	(57,992,574)	—	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	128,614,799	(128,460,659)	—	—	$154,140
Morgan Stanley & Co. LLC	11,880,000	(11,880,000)	—	—	—
RBC Capital Markets, LLC	37,848,967	(37,345,990)	—	—	502,977

Total	$392,220,612	$(391,563,495)	—	—	$657,117

Investment Grade Bond
Counterparty
BNP Paribas Securities Corp.	$1,448,641	$(1,448,641)	—	—	—
Deutsche Bank Securities, Inc.	1,005,134	(1,005,134)	—	—	—

Total	$2,453,775	$(2,453,775)	—	—	—

[1]

Collateral with a value of $392,011,678 for Inflation Protected Bond and $2,619,864 for Investment Grade Bond has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]	Net amount represents the net payable due to the counterparty in the event of default.

U.S. Government Bond
Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest[2]	Exposure Due (to)/from Counterparty before Collateral	Non-cash Collateral Received	Non-cash Collateral Pledged	Net Collateral (Received)/ Pledged	Net Exposure Due (to)/from Counterparty[3]
BNP Paribas Securities Corp.	$1,214,281	$(19,825,000)	$(1,217,124)	$(19,827,843)	—	$19,890,321	$19,890,321	$62,478
Citigroup Global Markets, Inc.	17,014,500	—	(17,004,695)	9,805	—	—	—	9,805
Credit Suisse Securities (USA) LLC	—	(8,930,540)	—	(8,930,540)	—	8,764,542	8,764,542	(165,998)
Deutsche Bank Securities, Inc.	—	(16,428,696)	—	(16,428,696)	—	16,433,516	16,433,516	4,820
Merrill Lynch, Pierce, Fenner & Smith, Inc.	—	(181,883,577)	—	(181,883,577)	—	182,164,595	182,164,595	281,018

Total	$18,228,781	$(227,067,813)	$(18,221,819)	$(227,060,851)	—	$227,252,974	$227,252,974	$192,123

[1]	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.

[2]	Includes accrued interest on borrowed bonds in the amount of $22,807 which is included in interest expense payable in the Statements of Assets and Liabilities.

[3]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

Short Sales: The Funds may enter into short sale transactions in which the Funds sell a security they do not hold in anticipation of a decline in the market price of that security. When the Funds make a short sale, they will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which they sold the security short. An amount equal to the proceeds received by the Funds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Funds are required to repay the counterparty interest on the security sold short, which is shown as interest expense in the Statements of Operations. The Funds are exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price.

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Notes to Financial Statements (continued)

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (e.g., inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk, equity risk, foreign currency exchange rate risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Certain Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from

96	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Transactions in options written for the year ended September 30, 2014, were as follows:

	GNMA
	Calls			Puts
	Contracts	Notional[1] (000)	Premiums Received	Contracts	Notional[1] (000)	Premiums Received
Outstanding options, beginning of year	—	39,850	$1,425,289	—	611,050	$5,442,756
Options written	—	53,400	1,587,705	513	53,400	1,719,426
Options exercised	—	(11,400)	(673,740)	—	—	—
Options expired	—	—	—	(342)	(11,400)	(745,859)
Options closed	—	(31,850)	(614,198)	(171)	(603,050)	(4,691,269)

Outstanding options, end of year	—	50,000	$1,725,056	—	50,000	$1,725,054

	Inflation Protected Bond
	Calls			Puts
	Contracts	Notional[1] (000)	Premiums Received	Contracts	Notional[1] (000)	Premiums Received
Outstanding options, beginning of year	2,115	311,300	$2,618,115	2,870	311,100	$5,760,817
Options written	1,747	231,690	4,410,115	9,666	434,560	10,067,010
Options exercised	—	(34,615)	(109,293)	(1,596)	(73,285)	(713,536)
Options expired	(1,243)	(145,275)	(1,776,772)	(7,480)	(46,400)	(2,733,110)
Options closed	(1,305)	(261,300)	(2,039,809)	(3,460)	(372,500)	(5,691,599)

Outstanding options, end of year	1,314	101,800	$3,102,356	—	253,475	$6,689,582

	Investment Grade Bond
	Calls			Puts
	Contracts	Notional[1] (000)	Premiums Received	Contracts	Notional[1] (000)	Premiums Received
Outstanding options, beginning of year	—	—	—	—	39,400	$638,440
Options written	36	8,675	178,758	558	8,675	305,171
Options exercised	—	(1,700)	—	—	(1,700)	—
Options expired	—	—	—	(288)	—	(51,124)
Options closed	(36)	(5,275)	(16,451)	(114)	(10,275)	(140,492)

Outstanding options, end of year	—	1,700	162,307	156	36,100	$751,995

	U.S. Government Bond
	Calls			Puts
	Contracts	Notional[1] (000)	Premiums Received	Contracts	Notional[1] (000)	Premiums Received
Outstanding options, beginning of year	—	21,200	$67,889	—	485,200	$2,692,329
Options written	1,272	118,305	3,754,594	4,392	134,033	4,763,039
Options exercised	—	(3,800)	—	—	(14,265)	(243,165)
Options expired	—	(1,800)	(3,240)	(1,793)	(1,800)	(503,247)
Options closed	(974)	(25,600)	(469,765)	(2,545)	(475,600)	(2,961,328)

Outstanding options, end of year	298	108,305	$3,349,478	54	127,568	$3,747,628

[1]	Amount shown is in the currency in which the transaction was denominated.

Swaps: The Funds enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

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Notes to Financial Statements (continued)

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward interest rate swaps — The Funds may enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

•

Interest rate and inflation rate caps and floors — Inflation Protected Bond enters into interest rate and inflation rates caps and floors to gain or reduce exposure to interest rates and/or inflation rates by economically hedging the value of the fixed rate bond which may decrease when interest rates (interest rate risk) and inflation rates (inflation rates) rise. Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rates or inflation indexes exceed a specified rate, or “cap”. Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rates or inflation indexes fall below a specified rate, or “floor”. When the Fund purchases (writes) a cap or floor, an amount equal to the premium paid (received) by the Fund is reflected as an asset

98	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

(liability). The amount of the asset (liability) is subsequently marked to market to reflect the current value of the cap or floor. The maximum potential amount of future payments that a Fund would be required to make under an interest rate or inflation rate cap would be the notional amount times the percentage increase in interest rates or inflation rates determined by the difference between the interest rate or inflation index’s current value and the value at the time the cap was entered into. The maximum potential amount of future payments that a Fund would be required to make under an interest rate or inflation rate floor would be the notional amount times the percentage increase in interest rates or inflation rates determined by the difference between the interest rate or inflation index’s current value and the value at the time the floor was entered into.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of September 30, 2014
	Derivative Assets
		GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1]; Unrealized appreciation on OTC swaps; Swap premiums paid; Investments at value — unaffiliated[2]	$2,971,274	$10,866,043	$578,965	$61,119	$5,801,368
Foreign currency exchange contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on forward foreign currency exchange contracts; Investments at value — unaffiliated[2]	—	19,861,369	1,436	129,493	1,512,256
Credit contracts	Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	192,880		—
Other contracts	Unrealized appreciation on OTC; Swap premiums paid	—	3,452,006	—	—	—
Total		$2,971,274	$34,179,418	$773,281	$190,612	$7,313,624

	Derivative Liabilities
		GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1] Unrealized depreciation on OTC swaps; Swap premiums received; Options written at value	$4,692,308	$8,728,108	$640,614	—	$7,183,557
Foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts; Options written at value	—	4,523,830	—	—	946,739
Credit contracts	Unrealized depreciation on OTC swaps; Swap premiums received	—	—	492,096	$100,964	—
Other contracts	Unrealized depreciation on OTC swaps; Swap premiums received	—	1,069,675	—	—	—
Total		$4,692,308	$14,321,613	$1,132,710	$100,964	$8,130,296

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

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Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended September 30, 2014
	Net Realized Gain (Loss) From
	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Interest rate contracts:
Financial futures contracts	$(781,928)	$(21,869,505)	$485,050	$(285,319)	$(1,783,218)
Swaps	7,011,336	(10,355,192)	(292,002)	—	767,669
Options[1]	968,774	(2,732,428)	(209,044)	—	(530,490)
Foreign currency exchange contracts:
Foreign currency transactions	—	5,515,338	(3,386)	(47,508)	250,664
Options[1]	—	271,068	—	—	587,114
Credit contracts:
Swaps	—	—	(135,746)	58,799	16,122
Equity contracts:
Options[1]	—	—	(33,950)	—	—
Other contracts:
Swaps	—	(446,504)	—	—	—

Total	$7,198,182	$(29,617,223)	$(189,078)	$(274,028)	$(692,139)

	Net Change in Unrealized Appreciation/Depreciation on
	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Interest rate contracts:
Financial futures contracts	$1,143,001	$(54,120)	$158,131	$61,119	$1,428,173
Swaps	(9,711,653)	3,366,127	33,131	—	(4,573,505)
Options[1]	102,273	(337,765)	128,922	—	194,420
Foreign currency exchange contracts:
Foreign currency translations	—	15,109,573	8,446	159,267	758,944
Options[1]	—	1,552,278	—	—	266,741
Credit contracts:
Swaps	—	—	(105,245)	(92,653)	—
Equity contracts:
Options[1]	—	—	(62,250)	—	—
Other contracts:
Swaps	—	(1,192,147)	—	—	—

Total	$(8,466,379)	$18,443,946	$161,135	$127,733	$(1,925,227)

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended September 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Financial futures contracts:
Average number of contracts purchased	360	4,847	140	—	647
Average number of contracts sold	278	4,332	88	43	1,367
Average notional value of contracts purchased	$50,287,658	$815,076,333	$20,698,381	—	$82,965,892
Average notional value of contracts sold	$42,268,483	$928,930,967	$11,956,250	$5,381,301	$241,086,417
Forward foreign currency exchange contracts:
Average number of contracts - USD purchased	—	13	1	4	12
Average number of contracts - USD sold	—	8	—	—	9
Average USD amounts purchased	—	$556,409,505	$293,999	$1,592,372	$25,817,072
Average USD amounts sold	—	$115,201,717	—	—	$19,979,766
Options:
Average number of option contracts purchased	257	4,657	137	—	1,808
Average number of option contracts written	128	2,044	87	—	791
Average notional amount of option contracts purchased	$63,483,750	$1,020,218,842	$22,774,000	—	$426,099,851
Average notional amount of option contracts written	$31,020,469	$417,782,604	$10,378,000	—	$151,608,609
Average number of swaption contracts purchased	3	5	8	—	7
Average number of swaption contracts written	6	7	2	—	8
Average notional amount of swaption contracts purchased	$139,900,000	$304,644,698	$29,275,000	—	$158,641,433
Average notional amount of swaption contracts written	$232,925,000	$346,944,698	$37,750,000	—	$226,652,500
Credit default swaps:
Average number of contracts - buy protection	—	—	21	—	—
Average number of contracts - sell protection	—	—	8	2	—
Average notional amount - buy protection	—	—	$21,772,750	—	—
Average notional amount - sell protection	—	—	$4,561,250	$3,415,000	—

100	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Interest rate swaps:
Average number of contracts - pays fixed rate	2	5	5	—	9
Average number of contracts - receives fixed rate	1	1	1	—	7
Average notional amount - pays fixed rate	$53,762,500	$283,667,302	$11,025,000	—	$101,522,300
Average notional amount - receives fixed rate	$19,775,000	$10,425,000	$3,250,000	—	$28,900,000
Total return swaps:
Average number of contracts	46	4	—	—	47
Average notional amount	$59,518,000	$183,826,250	—	—	$68,865,500
Inflation indexed caps:
Average number of contracts	—	3	—	—	—
Average notional amount	—	$132,681,500	—	—	—
Inflation indexed floors:
Average number of contracts	—	1	—	—	—
Average notional amount	—	$45,105,399	—	—	—

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreements with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	101

Notes to Financial Statements (continued)

As of September 30, 2014, the Funds’ derivative assets and liabilities (by type) are as follows:

	GNMA			Inflation Protected Bond			Investment Grade Bond
	Assets		Liabilities	Assets		Liabilities	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$4,426		$54,575	$1,113,914		$221,570	$13,578		$31,234
Forward foreign currency exchange contracts	—		—	18,456,800		4,174,832	1,436		—
Options	2,400,315	[1]	4,217,151	9,909,019	[1]	8,267,653	498,908	[1]	547,149
Swaps - Centrally cleared	4,992		—	36,625		—	—		2,854
Swaps - OTC[2]	313,359		315,429	3,452,006		1,069,675	192,880		480,602

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$2,723,092		$4,587,155	$32,968,364		$13,733,730	$706,802		$1,061,839
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(9,418)		(54,575)	(2,156,064)		(402,245)	(85,241)		(86,738)

Total derivative assets and liabilities subject to an MNA	$2,713,674		$4,532,580	$30,812,300		$13,331,485	$621,561		$975,101

	Secured Credit		U.S. Government Bond
	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$7,029	—	$256,180	$48,610
Forward foreign currency exchange contracts	129,493	—	1,442,296	876,849
Options	—	—	4,841,9331	6,448,981
Swaps - Centrally cleared	41,302	—	—	17,047
Swaps - OTC[2]	—	—	367,459	371,002

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$177,824	—	$6,907,868	$7,762,489
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(48,331)	—	(648,143)	(138,739)

Total derivative assets and liabilities subject to an MNA	$129,493	—	$6,259,725	$7,623,750

[1]	Includes options purchased at value which is included in Investments at value - unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Funds as of September 30, 2014:

GNMA
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$9,584	$(6,740)	—	—	$2,844
Citibank N.A.	30,579	(30,579)	—	—	—
Credit Suisse International	94,483	(94,483)	—	—	—
Deutsche Bank AG	2,410,027	(2,308,817)	—	$(101,210)	—
Goldman Sachs Bank USA	42,706	(39,408)	—	—	3,298
JPMorgan Chase Bank N.A.	126,295	(126,295)	—	—	—

Total	$2,713,674	$(2,606,322)	—	$(101,210)	$6,142

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$6,740	$(6,740)	—	—	—
Citibank N.A.	1,951,412	(30,579)	—	$(1,700,000)	$220,833
Credit Suisse International	95,667	(94,483)	—	—	1,184
Deutsche Bank AG	2,308,817	(2,308,817)	—	—	—
Goldman Sachs Bank USA	39,408	(39,408)	—	—	—
JPMorgan Chase Bank N.A.	130,536	(126,295)	—	—	4,241

Total	$4,532,580	$(2,606,322)	—	$(1,700,000)	$226,258

102	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

Inflation Protected Bond
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Barclays Bank PLC	$7,598,198	$(6,509,402)	—	—	$1,088,796
BNP Paribas S.A.	11,513,840	(642,415)	—	—	10,871,425
Citibank N.A.	854,301	(854,301)	—	—	—
Deutsche Bank AG	8,747,545	(3,578,720)	—	$(5,168,825)	—
JPMorgan Chase Bank N.A.	1,127,589	(738,792)	—	—	388,797
Royal Bank of Scotland PLC	967,089	(306,702)	—	—	660,387
UBS AG	3,738	(3,738)	—	—	—

Total	$30,812,300	$(12,634,070)	—	$(5,168,825)	$13,009,405

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[5]	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$231,315	—	—	—	$231,315
Barclays Bank PLC	6,509,402	$(6,509,402)	—	—	—
BNP Paribas S.A.	642,415	(642,415)	—	—	—
Citibank N.A.	975,141	(854,301)	—	$(120,840)	—
Deutsche Bank AG	3,578,720	(3,578,720)	—	—	—
JPMorgan Chase Bank N.A.	738,792	(738,792)	—	—	—
Royal Bank of Scotland PLC	306,702	(306,702)	—	—	—
UBS AG	348,998	(3,738)	—	—	345,260

Total	$13,331,485	$(12,634,070)	—	$(120,840)	$576,575

Investment Grade Bond
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[3]
Barclays Bank PLC	$349	$(349)	—	—	—
Citibank N.A.	116,682	(76,502)	—	—	$40,180
Credit Suisse International	115,499	(115,499)	—	—	—
Deutsche Bank AG	138,489	(138,489)	—	—	—
JPMorgan Chase Bank N.A.	250,542	(250,542)	—	—	—

Total	$621,561	$(581,381)	—	—	$40,180

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Barclays Bank PLC	$59,609	$(349)	—	—	$59,260
Citibank N.A.	76,502	(76,502)	—	—	—
Credit Suisse International	219,305	(115,499)	—	—	103,806
Deutsche Bank AG	367,089	(138,489)	—	—	228,600
JPMorgan Chase Bank N.A.	252,596	(250,542)	—	—	2,054

Total	$975,101	$(581,381)	—	—	$393,720

Secured Credit
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[3]
BNP Paribas S.A.	$5,771	—	—	—	$5,771
Goldman Sachs Bank USA	31,504	—	—	—	31,504
JPMorgan Chase Bank N.A.	32,576	—	—	—	32,576
TD Securities, Inc.	59,642	—	—	—	59,642

Total	$129,493	—	—	—	$129,493

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	103

Notes to Financial Statements (continued)

U.S. Government Bond
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[3,6]
Bank of America N.A.	$37,841	$(9,329)	—	—	$28,512
Barclays Bank PLC	383,552	—	—	—	383,552
BNP Paribas S.A.	64,023	(64,023)	—	—	—
Citibank N.A.	1,008,368	(1,008,368)	—	—	—
Credit Suisse International	868,227	(471,648)	—	—	396,579
Deutsche Bank AG	3,341,805	(3,341,805)	—	—	—
Goldman Sachs Bank USA	274,069	(49,967)	—	—	224,102
Goldman Sachs International	7,656	(7,656)	—	—	—
JPMorgan Chase Bank N.A.	130,810	(130,810)	—	—	—
Morgan Stanley Capital Services LLC	5,498	—	—	—	5,498
Royal Bank of Scotland PLC	137,876	—	—	—	137,876

Total	$6,259,725	$(5,083,606)	—	—	$1,176,119

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4,6]
Bank of America N.A.	$9,329	$(9,329)	—	—	—
BNP Paribas S.A.	156,307	(64,023)	—	—	$92,284
Citibank N.A.	2,273,836	(1,008,368)	—	$(1,200,000)	65,468
Credit Suisse International	471,648	(471,648)	—	—	—
Deutsche Bank AG	4,323,714	(3,341,805)	—	(500,000)	481,909
Goldman Sachs Bank USA	49,967	(49,967)	—	—	—
Goldman Sachs International	98,133	(7,656)	—	—	90,477
JPMorgan Chase Bank N.A.	240,816	(130,810)	—	—	110,006

Total	$7,623,750	$(5,083,606)	—	$(1,700,000)	$840,144

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
[2]	Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.
[3]	Net amount represents the net amount receivable from the counterparty in the event of default.
[4]	Net amount represents the net amount payable due to the counterparty in the event of default.
[5]	Excess of collateral pledged to the individual counterparty may not be shown for financial reporting purposes.
[6]	Derivative contract can be offset with options written receivable.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
First $1 Billion	0.550%	0.400%	0.500%	0.500%	0.500%
$1 Billion - $2 Billion	0.500%	0.375%	0.450%	0.450%	0.450%
$2 Billion - $3 Billion	0.475%	0.350%	0.425%	0.425%	0.425%
Greater than $3 Billion	0.450%	0.325%	0.400%	0.400%	0.400%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any, except as noted for Secured Credit. The Manager has contractually agreed to waive its management fee by the amount of any management fees Secured Credit bears indirectly through its investment in the BlackRock Floating Rate Income Portfolio. The Manager has agreed not to discontinue this contractual waiver unless

104	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

approved by the Board, including a majority of the independent trustees. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended September 30, 2014, the amounts waived were as follows:

GNMA	$109,961
Inflation Protected Bond	$19,279
Investment Grade Bond	$4,025
Secured Credit	$12,542
U.S. Government Bond	$10,991

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager. Effective July 1, 2014, the sub-advisory agreement between the Manager and BFM, with respect to the Funds, expired.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B	Investor B1	Investor C	Investor C1	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75%	0.50%	0.75%	0.55%	0.25%
Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor B1, Investor C, Investor C1 and Class R shareholders.

For the year ended September 30, 2014, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Service	Investor A	Investor B	Investor B1	Investor C	Investor C1	Class R	Total
GNMA	$123,765	$521,464	$18,737	—	$1,417,996	—	—	$2,081,962
Inflation Protected	$133,441	$2,494,024	$20,885	—	$3,682,051	—	—	$6,330,401
Investment Grade Bond	—	$29,328	—	—	—	—	—	$29,328
Secured Credit	—	$288,867	—	—	$195,583	—	—	$484,450
U.S. Government Bond	$9,857	$1,389,117	$14,533	$22,378	$609,091	$696,106	$122,504	$2,863,586

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2014, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Total
GNMA	$120,778	$4,836	$6,744	—	$132,358
Inflation Protected Bond	$34,152	$802	$1,482	$8	$36,444
Investment Grade Bond	$14,071	—	—	—	$14,071
U.S. Government Bond	$144,069	$6,043	$7,463	—	$157,575

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2014, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	BlackRock	Institutional	Service	Investor A	Investor B	Investor C	Investor C1	Class R	Total
GNMA	$63	$25,110	$392	$2,851	$2	$460	—	—	$28,878
Inflation Protected Bond	$793	$7,580	$618	$4,671	$5	$389	—	—	$14,056
Investment Grade Bond	$273	$168	—	$435	—	—	—	—	$876
Secured Credit	—	—	—	$1,246	—	$154	—	—	$1,400
U.S. Government Bond	—	$825	$11	$41,591	$357	$929	$207	$209	$44,129

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	105

Notes to Financial Statements (continued)

For the year ended September 30, 2014, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	BlackRock	Institutional	Service	Investor A	Investor B	Investor B1	Investor C	Investor C1	Class R	Total
GNMA	$2,637	$476,416	$84,703	$251,286	$4,116	—	$158,825	—	—	$977,983
Inflation Protected Bond	$24,858	$1,389,941	$86,265	$2,668,199	$4,412	—	$469,916	—	—	$4,643,591
Investment Grade Bond	$16,701	$16,517	—	$17,361	—	—	—	—	—	$50,579
Secured Credit	—	$26,781	—	$65,087	—	—	$15,522	—	—	$107,390
U.S. Government Bond	—	$330,479	$6,875	$964,538	$5,924	$21,711	$143,880	$237,402	$58,767	$1,769,576

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates. In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee - Class Specific
First $500 Million	0.075%	0.025%
$500 Million - $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

For the year ended September 30, 2014, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific, in the Statements of Operations:

GNMA	$603,997
Inflation Protected Bond	$1,882,579
Investment Grade Bond	$57,996
Secured Credit	$136,349
U.S. Government Bond	$660,981

For the year ended September 30, 2014, the following table shows the class specific administration fees borne directly by each class of each Fund:

	BlackRock	Institutional	Service	Investor A	Investor B	Investor B1	Investor C	Investor C1	Class R	Total
GNMA	$890	$98,684	$12,410	$52,345	$469	—	$35,511	—	—	$200,309
Inflation Protected Bond	$95,064	$205,185	$13,368	$186,659	$523	—	$92,213	—	—	$593,012
Investment Grade Bond	$16,179	$3,230	—	$2,943	—	—	—	—	—	$22,352
Secured Credit	—	$12,999	—	$28,791	—	—	$4,884	—	—	$46,674
U.S. Government Bond	—	$37,119	$949	$133,411	$370	$768	$15,246	$21,772	$6,134	$215,769

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class, which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations.

106	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

The Manager contractually and/or voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	GNMA		Inflation Protected Bond		Investment Grade Bond	Secured Credit	U.S. Government Bond
	Contractual[1]	Voluntary[2]	Contractual[1]	Voluntary[2]	Contractual[1]	Contractual[1]	Contractual[1]	Voluntary[2]
BlackRock	0.52%	—	0.32%	—	0.45%	N/A	0.45%[3]	—
Institutional	0.60%	0.55%	0.44%	—	0.55%	0.70%	0.62%	—
Service	0.90%	—	0.75%	—	N/A	N/A	0.81%	—
Investor A	1.07%	—	0.85%	0.76%	0.90%	0.95%	1.07%	0.90%
Investor B	1.85%	—	1.63%	—	N/A	N/A	1.88%	1.76%
Investor B1	N/A	N/A	N/A	N/A	N/A	N/A	1.45%	—
Investor C	1.82%	—	1.62%	—	N/A	1.70%	1.82%	1.72%
Investor C1	N/A	N/A	N/A	N/A	N/A	N/A	1.53%	—
Class R	1.93%[3]	—	1.79%[3]	—	2.22%[3]	N/A	1.21%	—

[1]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2016 unless approved by the Board, including a majority of the independent trustees.
[2]	The voluntary waiver or reimbursement may be reduced or discontinued at any time.
[3]	There were no shares outstanding as of September 30, 2014.

The amounts waived or reimbursed are included in fees waived by Manager and shown as administration fees waived, administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations.

For the year ended September 30, 2014, the amounts included in fees waived by Manager were as follows:

GNMA	$1,219,703
Inflation Protected Bond	$4,178,218
Investment Grade Bond	$313,662
Secured Credit	$192,855
U.S. Government Bond	$675,533

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived	BlackRock	Institutional	Service	Investor A	Investor B	Investor B1	Investor C	Investor C1	Class R	Total
GNMA	$890	$98,341	$9,438	—	$40	—	—	—	—	$108,709
Inflation Protected Bond	$94,295	$135,405	$5,003	$136,270	$102	—	—	—	—	$371,075
Investment Grade Bond	$16,179	$2,773	—	$782	—	—	—	—	—	$19,734
Secured Credit	—	$12,424	—	$28,460	—	—	$4,884	—	—	$45,768
U.S. Government Bond	—	$37,119	$949	$133,411	$280	$726	$14,185	$20,188	$5,715	$212,573

Transfer Agent Fees Waived		BlackRock	Institutional	Service	Investor A	Investor B	Investor C	Investor C1	Class R	Total
GNMA		$63	$23,155	$392	—	$1	—	—	—	$23,611
Inflation Protected Bond		$791	$7,580	$617	$4,671	$4	—	—	—	$13,663
Investment Grade Bond		$271	$145	—	$43	—	—	—	—	$459
Secured Credit		—	—	—	$1,221	—	$154	—	—	$1,375
U.S. Government Bond		—	$825	$11	$41,591	$357	$929	$207	$209	$44,129

Transfer Agent Fees Reimbursed	BlackRock	Institutional	Service	Investor A	Investor B	Investor B1	Investor C	Investor C1	Class R	Total
GNMA	$2,571	$335,744	$22,591	—	$3	—	—	—	—	$360,909
Inflation Protected Bond	$23,527	$300,848	$6,546	$1,227,184	$13	—	—	—	—	$1,558,118
Investment Grade Bond	$16,337	$4,771	—	$1,707	—	—	—	—	—	$22,815
Secured Credit	—	$22,265	—	$53,133	—	—	$13,453	—	—	$88,851
U.S. Government Bond	—	$226,506	$6,863	$370,954	$4,319	$16,792	$44,821	$86,667	$19,524	$776,446

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	107

Notes to Financial Statements (continued)

For the year ended September 30, 2014, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

	Institutional	Service	Investor A	Investor A1	Investor B	Investor B1	Investor C	Investor C1	Total
GNMA	—	$162	—	—	—	—	—	—	$162
Inflation Protected Bond	$175,986	$8,847	$385,011	—	$2	—	—	—	$569,846
Investment Grade Bond	$853	—	$5,944	—	—	—	—	—	$6,797
U.S. Government Bond	—	—	—	—	$1,935	$258	$3,790	$4,277	$10,260

On September 30, 2014, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2015	2016
GNMA
Fund Level	$1,985,359	$1,219,703
BlackRock	$11,232	$3,524
Institutional	$320,488	$265,336
Service	$62,610	$32,421
Investor B	—	$44
Inflation Protected Bond
Fund Level	$5,599,818	$4,178,218
BlackRock	$147,270	$118,613
Institutional	$456,013	$443,833
Service	—	$12,166
Investor A	$242,070	$684,798
Investor B	—	$119
Investment Grade Bond
Fund Level	$576,298	$313,662
BlackRock	$44,303	$32,787
Institutional	$40,206	$7,689
Investor A	$1,705	$2,532
Secured Credit
Fund Level	$165,298	$192,855
Institutional	$22,627	$34,689
Investor A	$33,234	$82,814
Investor C	$16,252	$18,491
U.S. Government Bond
Fund Level	$759,338	$675,533
Institutional	$222,782	$264,450
Service	$10,005	$7,823
Investor B	$6,188	$3,604
Investor B1	$45,716	$17,518
Investor C	$637	$10,083
Investor C1	$142,471	$107,062
Class R	$39,535	$25,448

The following Fund level and class specific waivers previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2014:

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Fund Level	$1,915,463	$5,689,251	$564,710	$95,923	$915,252
BlackRock	$12,236	$121,415	$47,893	—	—
Institutional	$272,219	—	$36,096	$5,289	$233,979
Service	$23,716	—	—	—	$10,260
Investor A	—	—	—	$2,375	—
Investor B	—	—	—	—	$776
Investor B1	—	—	—	—	$81,881
Investor C	—	—	—	$4,814	$7,807
Investor C1	—	—	—	—	$198,164
R Shares	—	—	—	—	$45,417

108	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

For the year ended September 30, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

GNMA	$7,907
Inflation Protected Bond	$14,400
Investment Grade Bond	$3,210
Secured Credit	$10,978
U.S. Government Bond	$1,863

For the year ended September 30, 2014, affiliates received CDSCs or front-end sales charges as follows:

	Investor A	Investor B	Investor B1	Investor C	Investor C1
GNMA	$25,468	$2,235	—	$15,510	—
Inflation Protected Bond	$1,250	$3,386	—	$32,260	—
Secured Credit	$12,338	—	—	$8,218	—
U.S. Government Bond	$40	$2,213	$17	$1,921	$203

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended September 30, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
Investment Grade Bond	$3,059,610	—
Secured Credit	$5,733,138	$11,672

6. Purchases and Sales:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities, for the year ended September 30, 2014, were as follows:

Purchases
	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Non-U.S. Government Securities	$11,290,241,699	$407,187,035	$44,258,113	$202,120,886	$7,740,827,934
U.S. Government Securities	$130,379,358	$1,845,244,662	17,147,784	—	$3,568,649,374

Total Purchases	$11,420,621,057	$2,252,431,697	$61,405,897	$202,120,886	$11,309,477,308

Sales
	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Non-U.S. Government Securities	$12,196,437,057	$316,377,648	$113,556,771	$114,547,582	$8,094,097,886
U.S. Government Securities	$148,456,916	$3,144,350,692	24,482,235	—	$3,640,448,427

Total Sales	$12,344,893,973	$3,460,728,340	$138,039,006	$114,547,582	$11,734,546,313

Purchases and sales related to mortgage dollar rolls for the year ended September 30, 2014, were as follows:

	GNMA	U.S. Government Bond
Purchases	$7,779,587,314	$3,938,698,727
Sales	$7,788,358,442	$3,940,721,234

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended September 30, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	109

Notes to Financial Statements (continued)

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of September 30, 2014, the following permanent differences attributable to foreign currency transactions, net paydown losses and the accounting for swap agreements were reclassified to the following accounts:

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Undistributed (distributions in excess of) net investment income	$7,359,526	$8,083,640	$(150,651)	$56,184	$2,424,699
Accumulated net realized gain (loss)	$(7,359,526)	$(8,083,640)	$150,651	$(56,184)	$(2,424,699)

The tax character of distributions paid was as follows:
	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Ordinary income
9/30/2014	$17,326,367	$63,017,586	$2,985,927	$7,941,994	$20,365,392
9/30/2013	62,864,060	83,770,538	20,104,759	5,005,893	18,116,413
Long-term capital gains
9/30/2014	—	44,150,825	6,182,764	170,543	—
9/30/2013	10,554,529	64,662,997	11,210,088	876,222	—
Tax Return of Capital
9/30/14	844,263	—	—	—	—

Total
9/30/2014	$18,170,630	$107,168,411	$9,168,691	$8,112,537	$20,365,392

9/30/2013	$73,418,589	$148,433,535	$31,314,847	$5,882,115	$18,116,413

As of September 30, 2014, the tax components of accumulated net earnings (losses) were as follows:
	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Undistributed ordinary income	—	$23,678,735	$172,710	$736,661	$397,413
Undistributed long-term capital gains	—	—	—	122,514	—
Capital loss carryforwards	$(38,530,480)	—	(2,689,348)	—	(38,309,924)
Net unrealized gains (losses)[1]	4,060,227	78,102,637	2,531,123	(1,180,174)	(3,828,885)
Qualified late-year losses[2]	(3,200,240)	(32,403,775)	—	—	(3,528,591)
Total	$(37,670,493)	$69,377,597	$14,485	$(320,999)	$(45,269,987)

[1]

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures, options, and foreign currency contracts and the accounting for swap agreements.

[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of September 30, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	GNMA	Investment Grade Bond	U.S. Government Bond
2015	—	—	$2,245,207
2018	—	—	3,443,608
No expiration date[3]	$38,530,480	$2,689,348	32,621,109

Total	$38,530,480	$2,689,348	$38,309,924

[3]	Must be utilized prior to losses subject to expiration.

110	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

As of September 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Tax cost	$1,353,760,839	$2,852,900,800	$79,011,886	$235,902,247	$1,688,517,458

Gross unrealized appreciation	$10,191,798	$211,708,162	$2,961,411	$1,894,229	$14,890,439
Gross unrealized depreciation	(4,213,302)	(136,460,114)	(779,556)	(2,960,792)	—

Net unrealized appreciation/(depreciation)	$5,978,496	$75,248,048	$2,181,855	$(1,066,563)	$14,890,439

8. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which are included in miscellaneous expense in the Statement of Operations, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended September 30, 2014.

9. Principal Risks:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed income markets. See the Schedules of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

GNMA and U.S. Government Bond invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	111

Notes to Financial Statements (continued)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013
GNMA	Shares	Amount	Shares	Amount
BlackRock
Shares sold	283,719	$2,752,742	337,341	$3,459,708
Shares issued in reinvestment of distributions	9,387	91,463	62,346	630,863
Shares redeemed	(228,349)	(2,212,445)	(1,353,447)	(13,567,655)

Net increase (decrease)	64,757	$631,760	(953,760)	$(9,477,084)

Institutional
Shares sold	13,929,225	$136,175,460	22,200,608	$223,936,793
Shares issued in reinvestment of distributions	669,999	6,544,663	2,431,770	24,540,966
Shares redeemed	(18,847,009)	(183,790,686)	(39,935,229)	(399,347,097)

Net decrease	(4,247,785)	$(41,070,563)	(15,302,851)	$(150,869,338)

Service
Shares sold	1,608,501	$15,692,395	2,950,124	$29,781,367
Shares issued in reinvestment of distributions	112,402	1,097,121	406,099	4,088,523
Shares redeemed	(1,682,212)	(16,377,884)	(5,627,224)	(55,682,089)

Net increase (decrease)	38,691	$411,632	(2,271,001)	$(21,812,199)

Investor A
Shares sold and automatic conversion of shares	3,977,435	$38,925,359	15,382,554	$156,274,897
Shares issued in reinvestment of distributions	435,957	4,275,513	2,008,592	20,339,425
Shares redeemed	(20,060,526)	(196,681,372)	(29,022,322)	(290,225,924)

Net decrease	(15,647,134)	$(153,480,500)	(11,631,176)	$(113,611,602)

Investor B
Shares sold	50	$485	43,948	$450,060
Shares issued in reinvestment of distributions	2,261	22,075	16,803	169,954
Shares redeemed and automatic conversion of shares	(161,021)	(1,569,851)	(322,005)	(3,230,517)

Net decrease	(158,710)	$(1,547,291)	(261,254)	$(2,610,503)

Investor C
Shares sold	758,734	$7,409,321	4,667,445	$47,664,365
Shares issued in reinvestment of distributions	186,847	1,823,788	1,127,598	11,387,493
Shares redeemed	(7,503,451)	(73,022,594)	(16,797,642)	(167,034,477)

Net decrease	(6,557,870)	$(63,789,485)	(11,002,599)	$(107,982,619)

Total Net Decrease	(26,508,051)	$(258,844,447)	(41,422,641)	$(406,363,345)

112	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

	Year Ended September 30, 2014		Year Ended September 30, 2013
Inflation Protected Bond	Shares	Amount	Shares	Amount
BlackRock
Shares sold	9,340,121	$101,780,805	21,402,498	$246,092,596
Shares issued in reinvestment of distributions	1,398,249	15,157,039	1,195,218	14,041,401
Shares redeemed	(18,900,492)	(205,411,199)	(20,034,343)	(231,272,458)

Net increase (decrease)	(8,162,122)	$(88,473,355)	2,563,373	$28,861,539

Institutional
Shares sold	44,748,694	$496,956,882	53,703,125	$639,033,816
Shares issued in reinvestment of distributions	3,298,267	36,447,356	4,230,682	50,828,563
Shares redeemed	(45,592,046)	(504,757,801)	(110,294,297)	(1,293,036,303)

Net increase (decrease)	2,454,915	$28,646,437	(52,360,490)	$(603,173,924)

Service
Shares sold	1,954,164	$21,599,499	3,090,960	$36,276,499
Shares issued in reinvestment of distributions	180,489	1,982,197	204,196	2,444,397
Shares redeemed	(3,319,234)	(36,677,601)	(5,290,013)	(61,364,935)

Net decrease	(1,184,581)	$(13,095,905)	(1,994,857)	$(22,644,039)

Investor A
Shares sold and automatic conversion of shares	23,873,904	$260,729,127	50,513,536	$592,570,934
Shares issued in reinvestment of distributions	3,303,800	35,803,016	4,556,623	54,078,792
Shares redeemed	(88,030,584)	(960,885,005)	(106,589,157)	(1,241,973,615)

Net decrease	(60,852,880)	$(664,352,862)	(51,518,998)	$(595,323,889)

Investor B
Shares sold	449	$4,874	51,932	$610,359
Shares issued in reinvestment of distributions	5,653	59,878	11,950	140,287
Shares redeemed and automatic conversion of shares	(197,489)	(2,107,345)	(363,993)	(4,152,259)

Net decrease	(191,387)	$(2,042,593)	(300,111)	$(3,401,613)

Investor C
Shares sold	2,502,636	$27,031,066	7,506,002	$88,395,175
Shares issued in reinvestment of distributions	1,046,458	11,205,787	1,575,765	18,598,938
Shares redeemed	(16,125,476)	(173,884,618)	(32,244,136)	(367,227,867)

Net decrease	(12,576,382)	$(135,647,765)	(23,162,369)	$(260,233,754)

Total Net Decrease	(80,512,437)	$(874,966,043)	(126,773,452)	$(1,455,915,680)

Investment Grade Bond
BlackRock
Shares sold	59,794	$568,235	1,977,909	$22,769,000
Shares issued in reinvestment of distributions	666,449	6,406,916	1,785,751	20,014,052
Shares redeemed	(816,081)	(7,860,295)	(13,193,984)[1]	(136,536,666)

Net decrease	(89,838)	$(885,144)	(9,430,324)	$(93,753,614)

[1]	Including (5,586,879) representing redemptions-in-kind.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	113

Notes to Financial Statements (continued)

	Year Ended September 30, 2014		Year Ended September 30, 2013
Investment Grade Bond (concluded)	Shares	Amount	Shares	Amount
Institutional
Shares sold	629,997	$6,150,756	1,511,984	$15,836,475
Shares issued in reinvestment of distributions	34,699	346,635	626,124	6,968,507
Shares redeemed	(6,356,621)	(64,904,181)	(924,470)	(9,690,975)

Net increase (decrease)	(5,691,925)	$(58,406,790)	1,213,638	$13,114,007

Investor A
Shares sold	634,690	$6,268,424	599,360	$6,824,996
Shares issued in reinvestment of distributions	181,256	1,739,397	247,401	2,765,854
Shares redeemed	(1,727,114)	(16,670,621)	(1,098,363)	(11,976,246)

Net decrease	(911,168)	$(8,662,800)	(251,602)	$(2,385,396)

Total Net Decrease	(6,692,931)	$(67,954,734)	(8,468,288)	$(83,025,003)

Secured Credit
Institutional
Shares sold	14,759,483	$154,023,834	1,788,513	$18,526,123
Shares issued in reinvestment of distributions	208,336	2,166,256	125,149	1,293,863
Shares redeemed	(5,580,903)	(58,168,664)	(1,541,216)	(16,009,323)

Net increase	9,386,916	$98,021,426	372,446	$3,810,663

Investor A
Shares sold	12,105,714	$126,072,988	9,197,336	$95,405,647
Shares issued in reinvestment of distributions	469,396	4,884,972	290,568	3,001,070
Shares redeemed	(12,913,504)	(134,638,259)	(2,807,376)	(29,001,631)

Net increase (decrease)	(338,394)	$(3,680,299)	6,680,528	$69,405,086

Investor C
Shares sold	1,133,069	$11,809,322	696,867	$7,243,610
Shares issued in reinvestment of distributions	58,033	603,882	82,531	852,786
Shares redeemed	(757,081)	(7,884,303)	(510,783)	(5,288,986)

Net increase	434,021	$4,528,901	268,615	$2,807,410

Total Net Increase	9,482,543	$98,870,028	7,321,589	$76,023,159

U.S. Government Bond
Institutional
Shares sold	4,622,792	$48,830,583	4,073,950	$43,847,997
Shares issued in reinvestment of distributions	243,555	2,559,353	180,219	1,930,620
Shares redeemed	(4,584,563)	(48,299,730)	(5,623,236)	(60,280,611)

Net increase (decrease)	281,784	$3,090,206	(1,369,067)	$(14,501,994)

114	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Notes to Financial Statements (concluded)

	Year Ended September 30, 2014		Year Ended September 30, 2013
U.S. Government Bond (concluded)	Shares	Amount	Shares	Amount
Service
Shares sold	38,717	$407,809	131,207	$1,405,203
Shares issued in reinvestment of distributions	8,613	90,461	7,180	77,041
Shares redeemed	(40,664)	(427,994)	(238,264)	(2,573,644)

Net increase (decrease)	6,666	$70,276	(99,877)	$(1,091,400)

Investor A
Shares sold and automatic conversion of shares	4,557,118	$47,996,413	11,993,792	$128,645,653
Shares issued in reinvestment of distributions	1,031,925	10,865,323	910,753	9,783,260
Shares redeemed	(13,681,457)	(144,266,559)	(23,442,147)	(251,082,906)

Net decrease	(8,092,414)	$(85,404,823)	(10,537,602)	$(112,653,993)

Investor B
Shares sold	9,005	$94,327	27,973	$301,534
Shares issued in reinvestment of distributions	2,197	22,995	2,680	28,749
Shares redeemed and automatic conversion of shares	(137,737)	(1,446,614)	(313,355)	(3,367,020)

Net decrease	(126,535)	$(1,329,292)	(282,702)	$(3,036,737)

Investor B1
Shares sold	21,120	$221,433	130,808	$1,413,127
Shares issued in reinvestment of distributions	5,142	53,838	9,795	105,283
Shares redeemed	(261,962)	(2,749,501)	(1,328,232)	(14,304,802)

Net decrease	(235,700)	$(2,474,230)	(1,187,629)	$(12,786,392)

Investor C
Shares sold	579,447	$6,106,705	1,695,934	$18,236,748
Shares issued in reinvestment of distributions	79,693	836,244	66,007	708,046
Shares redeemed	(2,103,383)	(22,152,517)	(4,374,036)	(46,794,067)

Net decrease	(1,444,243)	$(15,209,568)	(2,612,095)	$(27,849,273)

Investor C1
Shares sold	753,995	$7,917,577	1,166,322	$12,541,433
Shares issued in reinvestment of distributions	127,813	1,341,886	97,740	1,048,087
Shares redeemed	(2,019,739)	(21,252,938)	(3,205,426)	(34,435,431)

Net decrease	(1,137,931)	$(11,993,475)	(1,941,364)	$(20,845,911)

Class R
Shares sold	903,941	$9,523,867	1,308,417	$14,134,487
Shares issued in reinvestment of distributions	48,423	509,633	43,819	470,740
Shares redeemed	(1,195,938)	(12,591,906)	(2,149,047)	(23,126,756)

Net decrease	(243,574)	$(2,558,406)	(796,811)	$(8,521,529)

Total Net Decrease	(10,991,947)	$(115,809,312)	(18,827,147)	$(201,287,229)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	115

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds II and Shareholders of BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Investment Grade Bond Portfolio, BlackRock Secured Credit Portfolio and BlackRock U.S. Government Bond Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Investment Grade Bond Portfolio, BlackRock Secured Credit Portfolio and BlackRock U.S. Government Bond Portfolio (collectively the “Funds”), each a series of BlackRock Funds II, as of September 30, 2014, and the related statements of operations and cash flows for BlackRock Inflation Protected Bond Portfolio for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Investment Grade Bond Portfolio, BlackRock Secured Credit Portfolio and BlackRock U.S. Government Bond Portfolio as of September 30, 2014, the results of their operations and cash flows for BlackRock Inflation Protected Bond Portfolio for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 25, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended September 30, 2014:

	Payable Dates	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Interest-Related Dividends and
Qualified Short-Term Capital	October 2013 - January 2014	100.00%	100.00%	100.00%	100.00%	100.00%
Gains for Non-U.S.
Residents[1]	February 2014 - September 2014	100.00%	71.95%	64.47%	97.30%	95.19%
Qualified Dividend Income for
Individuals[2]	February 2014 - September 2014	—	—	9.66%	—	—
Dividends Qualifying for the
Dividend Received Deduction for Corporations[2]	February 2014 - September 2014	—	—	9.62%	—	—
Federal Obligation Interest[3]		2.73%	83.50%	5.30%	0.00%	24.24%

[1]	Represents the portion of the taxable ordinary income distributions eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
[2]	The Funds hereby designate the percentage indicated above or the maximum allowable by law.
[3]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the distributions you received is exempt from state income taxes.

Additionally, the following Funds distributed long-term capital gains per share to shareholders of record on December 19, 2013:

Inflation Protected Bond Portfolio	$0.152528
Investment Grade Bond Portfolio	$0.717239
Secured Credit Portfolio	$0.012104

116	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met in person on April 8, 2014 (the “April Meeting”) and May 13-14, 2014 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of BlackRock GNMA Portfolio (the “GNMA Portfolio”), BlackRock Inflation Protected Bond Portfolio (the “Inflation Protected Bond Portfolio”), BlackRock Investment Grade Bond Portfolio (the “Investment Grade Bond Portfolio”), BlackRock Secured Credit Portfolio (the “Secured Credit Portfolio”) and BlackRock U.S. Government Bond Portfolio (the “U.S. Government Bond Portfolio”) (each, a “Fund,” and collectively, the “Funds”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor. At the May Meeting, it was noted that the sub-advisory agreement between the Manager and BlackRock Financial Management, Inc., with respect to each Fund, would expire effective July 1, 2014. It was also noted that the non-renewal of the sub-advisory agreement would not result in any change in the nature or quality of services provided to the Funds, or in the portfolio management teams that serve the Funds.

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; manager capacity and the potential for closing certain funds to new investments; portfolio managers’ investments in funds they manage; supplemental service agreements with third party distribution partners; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	117

Disclosure of Investment Advisory Agreement (continued)

assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper;1 (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2015. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

118	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Disclosure of Investment Advisory Agreement (continued)

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that for the one-, three- and five-year periods reported, the GNMA Portfolio ranked in the third, second and second quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the GNMA Portfolio’s underperformance during the one-year period and noted that they will continue to monitor the GNMA Portfolio’s performance.

The Board noted that for each of the one-, three- and five-year periods reported, the Inflation Protected Bond Portfolio ranked in the second quartile against its Lipper Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the Investment Grade Bond Portfolio ranked in the fourth, first and third quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Investment Grade Bond Portfolio’s underperformance during the one- and five-year periods. The Board was informed that, among other things, the main detractor during the one- and five-year periods was the long duration nature of the Investment Grade Bond Portfolio. The Board noted that effective July 29, 2013, the Fund had undergone a change in its investment strategy, and in that connection had changed its name from BlackRock Long Duration Bond Portfolio.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Investment Grade Bond Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Investment Grade Bond Portfolio’s portfolio managers in seeking to improve the Investment Grade Bond Portfolio’s performance.

The Board noted that for the one-year, three-year and since-inception periods reported, the Secured Credit Portfolio ranked in the second, first and first quartiles, respectively, against its Lipper Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the U.S. Government Bond Portfolio ranked in the second, second and first quartiles, respectively, against its Lipper Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	119

Disclosure of Investment Advisory Agreement (continued)

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the GNMA Portfolio’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the GNMA Portfolio’s Expense Peers. The Board determined that the GNMA Portfolio’s total expense ratio was appropriate in light of the median total expense ratio paid by the GNMA Portfolio’s Expense Peers. The Board also noted that the GNMA Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the GNMA Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually and/or voluntarily agreed to a cap on the GNMA Portfolio’s total expenses as a percentage of the GNMA Portfolio’s average daily net assets on a class-by-class basis. The Board noted that the voluntary cap is scheduled to convert to a contractual cap.

The Board noted that the Inflation Protected Bond Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Inflation Protected Bond Portfolio’s Expense Peers. The Board also noted that the Inflation Protected Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Inflation Protected Bond Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually and/or voluntarily agreed to a cap on the Inflation Protected Bond Portfolio’s total expenses as a percentage of the Inflation Protected Bond Portfolio’s average daily net assets on a class-by-class basis. The Board noted that the voluntary cap is scheduled to convert to a contractual cap.

The Board noted that the Investment Grade Bond Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Investment Grade Bond Portfolio’s Expense Peers. The Board also noted that the Investment Grade Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Investment Grade Bond Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Investment Grade Bond Portfolio’s total expenses as a percentage of the Investment Grade Bond Portfolio’s average daily net assets on a class-by-class basis.

The Board noted that the Secured Credit Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Secured Credit Portfolio’s Expense Peers. The Board also noted that the Secured Credit Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Secured Credit Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Secured Credit Portfolio’s total expenses as a percentage of the Secured Credit Portfolio’s average daily net assets on a class-by-class basis.

The Board noted that the U.S. Government Bond Portfolio’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the U.S. Government Bond Portfolio’s Expense Peers. The Board also noted that the U.S. Government Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the U.S. Government Bond Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the U.S. Government Bond Portfolio’s total expenses as a percentage of the U.S. Government Bond Portfolio’s average daily assets on a class-by-class basis. In addition, the Board noted that BlackRock had voluntarily agreed to a cap of the U.S. Government Bond Portfolio’s total expenses as a percentage of the U.S. Government Bond Portfolio’s average daily net assets on a class-by-class basis, as applicable, which was implemented on June 1, 2012. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary cap, which may result in savings to shareholders. The Board noted that the voluntary cap is scheduled to convert to a contractual cap.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

120	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Disclosure of Investment Advisory Agreement (concluded)

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	121

Officers and Trustees

Name, Address[1] , and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Robert M. Hernandez 1944	Chairman of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 97 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.
Fred G. Weiss 1941	Vice Chairman of the Board and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 97 Portfolios	Actavis plc, (pharmaceuticals)
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 97 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 97 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	29 RICs consisting of 97 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	29 RICs consisting of 97 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 97 Portfolios	None
John F. O’Brien 1943	Trustee	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 97 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.	29 RICs consisting of 97 Portfolios	None

122	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Officers and Trustees (continued)

Name, Address[1] , and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
David H. Walsh 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	29 RICs consisting of 97 Portfolios	None

[1]    The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Trust’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 74.

[3]    Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[4]
Paul L. Audet 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 331 Portfolios	None
Laurence D. Fink 1952	Trustee	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 97 Portfolios	BlackRock, Inc.
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 331 Portfolios	None

[4]    Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	123

Officers and Trustees (concluded)

Name, Address[1] , and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock, Inc. from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective September 10, 2014, Brendan Kyne resigned as a Vice President of the Trust and Jennifer McGovern became a Vice President of the Trust.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809

124	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Additional Information

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com

2)	Select Access your account

3)	Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1)at http://www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	125

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

126	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Taxable5-9/14-AR

SEPTEMBER 30, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Funds II

„   BlackRock Core Bond Portfolio

„   BlackRock High Yield Bond Portfolio

„   BlackRock Low Duration Bond Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Shareholder Letter

Dear Shareholder,

The fourth quarter of 2013 was a generally strong period for most risk assets such as equities and high yield bonds even as investors grappled with uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. A prolonged debate over the U.S. debt ceiling and partial government shutdown roiled financial markets at the start of the period, but stocks quickly resumed their upward course once a compromise was struck in mid-October. Higher quality fixed income and emerging market investments, however, began to struggle as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes moved higher in the first half of 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however, as a number of developing economies showed signs of stress while facing the onset of diminishing global liquidity. These risks, combined with disappointing U.S. economic data, caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were assuaged by increasing evidence that the softer U.S. data was a temporary and weather-related trend, and forecasts pointed to growth picking up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic news. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings, increased merger-and-acquisition activity and, perhaps most importantly, a dovish tone from the Fed offering reassurance that no changes to short-term interest rates were on the horizon.

In the ongoing low-rate environment, investors looked to equities as a source of yield, pushing major indices to record levels. As stock prices continued to move higher, investors soon became wary of stretched valuations and a new theme emerged. Stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names, broadly declined as investors fled to stocks with cheaper valuations. This rotation resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks, where earnings growth had not kept pace with market gains. In contrast, emerging market stocks benefited from the trend after having suffered heavy selling pressure earlier in the year.

Asset prices tend to be more vulnerable to bad news when investors believe valuations are high. Consequently, markets came under pressure in July as geopolitical turmoil intensified in Gaza, Iraq and Ukraine and financial troubles boiled over in Argentina and Portugal. Investors regained some confidence in August and, although volatility ticked up, markets briefly rebounded amid renewed comfort that the Fed would continue to keep rates low and hopes that the European Central Bank would increase stimulus. However, markets swiftly reversed in September as improving U.S. economic indicators raised the likelihood of the Fed increasing short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows. High valuations combined with impending rate hikes and tighter credit conditions stoked increasing volatility in financial markets. Escalating global risks added to uncertainty as the U.S. renewed its involvement in Iraq, the European Union imposed additional sanctions against Russia, and Scottish voters contemplated a referendum for the region’s independence from the UK. In this environment, most asset classes saw steep declines over the final month of the period.

U.S. large cap stocks were the strongest performers for the six- and 12-month periods ended September 30, 2014, while U.S. small cap and international stocks lagged. Emerging market equities endured some hearty swings in sentiment during the period, yet the asset class generated modest gains. Most fixed income assets produced positive results even as the Fed reduced its open-market purchases. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

The economic and monetary environment has remained generally supportive of financial markets, although higher stock valuations combined with expectations for higher U.S. rates has caused volatility to rise, albeit from levels below the historical norm.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.42%	19.73%
U.S. small cap equities (Russell 2000® Index)	(5.46)	3.93
International equities (MSCI Europe, Australasia, Far East Index)	(2.03)	4.25
Emerging market equities (MSCI Emerging Markets Index)	2.87	4.30
3-month Treasury bills (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.42	4.29
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.21	3.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.21	8.29
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.50	7.19

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2014	BlackRock Core Bond Portfolio

Investment Objective

BlackRock Core Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2014, the Fund’s BlackRock, Institutional, Service, Investor A and Class R Shares outperformed the benchmark, the Barclays U.S. Aggregate Bond Index, while the Fund’s Investor B Shares underperformed and Investor C Shares performed in line with the benchmark index.

What factors influenced performance?

•

Outperformance relative to the benchmark index was driven largely by the Fund’s allocation to securitized assets in the form of asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”). The Fund’s management of duration (sensitivity to interest rate movements) and yield curve positioning also generated a significant contribution to performance.

•

Conversely, the Fund’s strategies designed to manage macroeconomic risk detracted from performance. The Fund’s underweight to U.S. agency debt also detracted as interest rates declined during the period. An underweight to Sovereign Plus bonds modestly hindered results.

Describe recent portfolio activity.

•

For most of the 12-month period, the Fund maintained a yield curve flattening bias with an overweight to the long end of the yield curve and an underweight to shorter maturities. This positioning was driven by an expectation for an improvement in economic data, which would presumably lead to the Federal Reserve signaling the end of easy policy and ultimately a sell-off in the short end of the yield curve. As fixed income assets had rallied for most of the period, near the end of the second quarter, the Fund reduced some exposure to more risky areas of the market in an effort to increase liquidity and flexibility. However, late in the period, the Fund added back some risk by increasing the allocation to securitized assets. Lastly, the Fund’s exposure to investment grade corporate credit was reduced as the sector outperformed during 2014.

Describe Fund positioning at period end.

•

The investment adviser continued to manage risk in the Fund while seeking to generate returns through the tactical management of duration and credit exposures. Relative to the Barclays U.S. Aggregate Bond Index, the Fund remained generally underweight to government-related sectors in favor of non-government spread sectors. Within spread sectors, the Fund was most significantly overweight in CMBS and ABS, while maintaining an underweight in investment grade corporate credit. Within the government space, the Fund was underweight in U.S. Treasuries and agency debentures, and held an overweight to agency mortgage-backed securities (“MBS”). The Fund also held non-benchmark allocations to non-agency residential MBS, non-U.S. sovereign bonds and U.S. Treasury inflation-protected securities. The Fund ended the period with an overall duration slightly lower than that of the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	44%
U.S. Treasury Obligations	21
Corporate Bonds	15
Asset-Backed Securities	12
Non-Agency Mortgage-Backed Securities	5
Foreign Government Obligations	1
Preferred Securities	1
Taxable Municipal Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	76%
AA/Aa	5
A	10
BBB/Baa	7
BB/Ba	1
N/R	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

4	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

BlackRock Core Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   The Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays U.S. Aggregate Bond Index (the bench-mark).

[3]   A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended September 30, 2014
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	2.41%	2.28%	2.52%	5.16%	N/A	5.15%	N/A	4.39%	N/A
Institutional	2.27	2.15	2.58	5.05	N/A	5.03	N/A	4.28	N/A
Service	2.11	2.01	2.45	4.78	N/A	4.72	N/A	4.00	N/A
Investor A	1.90	1.81	2.41	4.72	0.53%	4.71	3.86%	3.96	3.54%
Investor B	1.32	1.22	1.94	3.90	(0.60)	3.85	3.50	3.37	3.37
Investor C	1.34	1.23	2.06	3.96	2.96	3.95	3.95	3.15	3.15
Class R	1.78	1.67	2.17	4.42	N/A	4.41	N/A	3.65	N/A
Barclays U.S. Aggregate Bond Index	—	—	2.21	3.96	N/A	4.12	N/A	4.62	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[5]	Ending Account Value September 30, 2014	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$1,025.20	$2.34	$2.29	$1,000.00	$1,022.64	$2.33	$1,022.69	$2.28
Institutional	$1,000.00	$1,025.80	$2.89	$2.84	$1,000.00	$1,022.09	$2.89	$1,022.14	$2.84
Service	$1,000.00	$1,024.50	$4.11	$4.06	$1,000.00	$1,020.89	$4.10	$1,020.94	$4.05
Investor A	$1,000.00	$1,024.10	$4.57	$4.52	$1,000.00	$1,020.44	$4.56	$1,020.49	$4.51
Investor B	$1,000.00	$1,019.40	$8.81	$8.76	$1,000.00	$1,016.26	$8.80	$1,016.31	$8.74
Investor C	$1,000.00	$1,020.60	$8.10	$8.05	$1,000.00	$1,016.95	$8.09	$1,017.00	$8.04
Class R	$1,000.00	$1,021.70	$5.98	$5.93	$1,000.00	$1,019.05	$5.97	$1,019.10	$5.92

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.46% for BlackRock, 0.57% for Institutional, 0.81% for Service, 0.90% for Investor A, 1.74% for Investor B, 1.60% for Investor C and 1.18% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for BlackRock, 0.56% for Institutional, 0.80% for Service, 0.89% for Investor A, 1.73% for Investor B, 1.59% for Investor C and 1.17% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	5

Fund Summary as of September 30, 2014	BlackRock High Yield Bond Portfolio

Investment Objective

BlackRock High Yield Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2014, the Fund’s BlackRock, Institutional, Service and Investor A Shares outperformed its benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index. The Fund’s Class R Shares performed in line with the benchmark Index. All other share classes of the Fund underperformed the benchmark.

What factors influenced performance?

•

The Fund benefited from its out-of-benchmark positions, specifically its exposure to bank loans in the gaming sector, and equity positions in the gaming, automotive and non-captive diversified sectors. Tactical equity-like positions such as preferred securities and convertible bonds also aided relative performance results. On an individual issuer basis, outperformers included Amaya, Caesars and General Motors Co.

•

Conversely, the single largest detractor from results was the Fund’s structural underweight to higher quality BB-rated high yield bonds, which outperformed over the period. In addition, as sentiment remained supportive with respect to equity markets, the Fund’s equity risk management positions including S&P 500 Index options and futures had a negative impact on performance. On an individual issuer basis, Phones 4U Finance PLC and Dana were among the largest detractors.

Describe recent portfolio activity.

•	The Fund actively managed risk throughout the 12-month period, especially during periods of heightened volatility for risk assets, such as those experienced in the first and third quarters of 2014.

•

The Fund’s core credit positioning remained centered on names featuring attractive cashflow, as well as those with a specific catalyst or idiosyncratic characteristic that enhanced its attractiveness. The Fund also continued to favor select equity or equity-like assets with more potential upside as a substitute for CCC-rated high yield bonds, and added to these exposures during the period. The Fund used derivatives to manage equity market risk and potential downside event risks.

•

From a credit quality perspective, the Fund moved to an overweight position in CCC-rated high yield bonds through exposure to a limited group of select high-conviction names with attractive yield profiles, while avoiding the more cyclical, riskier segments of the CCC-rated market. The Fund reduced its bank loan position over the period as the relative value of holding single B-rated loans versus higher quality high yield bonds had diminished. However, the investment advisor continues to view loans as an effective way to implement a shorter-duration (lower sensitivity to interest rate movements) bias versus the benchmark index. Over the 12-month period, the Fund added to names in the electric, banking and technology sectors, while reducing positions in the wirelines, chemicals and oil field services sectors.

Describe Fund positioning at period end.

•

Relative to the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, the Fund held an underweight in BB-rated high yield bonds, a slight underweight in B-rated credits and an overweight position in select CCC-rated issues. At period end, top issuer overweights included Amaya, HD Supply, Inc. and Ceridian Corp. Overall, the Fund maintained an underweight to names and segments with unpredictable cashflow streams, less appealing risk-reward profiles and/or challenged industry dynamics. While overall portfolio duration increased over the period, importantly, the Fund maintained its short-duration bias versus the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Corporate Bonds	74%
Floating Rate Loan Interests	10
Common Stocks	9
Preferred Securities	4
Asset-Backed Securities	3

Credit Quality Allocation[1]	Percent of Long-Term Investments

A	1%
BBB/Baa	4
BB/Ba	30
B	34
CCC/Caa	15
N/R	16

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

6	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

BlackRock High Yield Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund normally invests at least 80% of its assets in high yield bonds.

[3]   An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.

Performance Summary for the Period Ended September 30, 2014
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	5.06%	5.06%	0.94%	7.82%	N/A	11.90%	N/A	8.57%	N/A
Institutional	4.96	4.95	1.02	7.88	N/A	11.82	N/A	8.48	N/A
Service	4.66	4.66	0.73	7.41	N/A	11.45	N/A	8.14	N/A
Investor A	4.50	4.34	0.86	7.53	3.23%	11.45	10.55%	8.13	7.69%
Investor B	4.04	4.04	0.35	6.51	2.01	10.57	10.30	7.57	7.57
Investor B1	4.28	4.27	0.60	6.97	2.97	10.92	10.65	7.61	7.61
Investor C	3.87	3.86	0.48	6.73	5.73	10.66	10.66	7.33	7.33
Investor C1	4.14	4.14	0.46	6.78	5.78	10.82	10.82	7.52	7.52
Class R	4.32	4.19	0.70	7.19	N/A	11.11	N/A	7.84	N/A
Barclays U.S. Corporate High Yield 2% Issuer Capped Index	—	—	0.50	7.19	N/A	10.52	N/A	8.32	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[5]	Ending Account Value September 30, 2014	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$1,009.40	$2.77	$2.67	$1,000.00	$1,022.19	$2.79	$1,022.29	$2.69
Institutional	$1,000.00	$1,010.20	$3.17	$3.07	$1,000.00	$1,021.79	$3.19	$1,021.89	$3.09
Service	$1,000.00	$1,007.30	$4.78	$4.68	$1,000.00	$1,020.19	$4.81	$1,020.29	$4.71
Investor A	$1,000.00	$1,008.60	$4.73	$4.63	$1,000.00	$1,020.24	$4.76	$1,020.34	$4.66
Investor B	$1,000.00	$1,003.50	$8.64	$8.54	$1,000.00	$1,016.36	$8.69	$1,016.45	$8.59
Investor B1	$1,000.00	$1,006.00	$7.44	$7.34	$1,000.00	$1,017.55	$7.49	$1,017.65	$7.38
Investor C	$1,000.00	$1,004.80	$8.54	$8.44	$1,000.00	$1,016.45	$8.59	$1,016.55	$8.49
Investor C1	$1,000.00	$1,004.60	$7.54	$7.44	$1,000.00	$1,017.45	$7.59	$1,017.55	$7.49
Class R	$1,000.00	$1,007.00	$6.39	$6.29	$1,000.00	$1,018.60	$6.43	$1,018.70	$6.33

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.55% for BlackRock, 0.63% for Institutional, 0.95% for Service, 0.94% for Investor A, 1.72% for Investor B, 1.48% for Investor B1, 1.70% for Investor C, 1.50% for Investor C1 and 1.27% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.53% for BlackRock, 0.61% for Institutional, 0.93% for Service, 0.92% for Investor A, 1.70% for Investor B, 1.46% for Investor B1, 1.68% for Investor C, 1.48% for Investor C1 and 1.25% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	7

Fund Summary as of September 30, 2014	BlackRock Low Duration Bond Portfolio

Investment Objective

BlackRock Low Duration Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2014, the Fund outperformed its benchmark, the BofA Merrill Lynch 1-3 Year U.S. Corporate & Government Index.

What factors influenced performance?

•

The Fund’s outperformance resulted largely from exposure to spread sectors, especially corporate credit, including investment grade and high yield, as well as securitized credit, including asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”). In addition, positions in non-U.S. dollar-denominated securities and agency mortgage-backed securities (“MBS”) contributed positively. The Fund’s exposure to municipal bonds also added to returns.

•

Detracting from Fund performance were exposures to U.S. Treasury and U.S. agency securities, as well as debt issued by “supranational” entities (multinational foreign government obligations) and agency adjustable-rate mortgages. The Fund’s position in inflation-linked bonds also detracted from returns.

Describe recent portfolio activity.

•

The Fund had a longer-than-benchmark duration (sensitivity to interest rate movements) during the majority of the 12-month period. This position was based on the view that despite the gradual unwinding of its asset purchase programs, the U.S. Federal Reserve would likely keep the short end of the yield curve anchored at low levels while awaiting further evidence of a strengthening U.S. economy and a more robust recovery in the labor market.

•	The Fund maintained a constructive view on corporate credit given a favorable outlook on credit fundamentals. However, as the sector was impacted during the period by selloffs in risk assets, including in January as well as toward the end of the period, the Fund used derivatives to protect against heightened market volatility. Within government agencies, the Fund’s underweight was reduced toward the end of the period after spreads widened to levels commensurate with the risk in this sector.

•

The Fund continued to favor securitized credits, particularly ABS, given attractive risk-adjusted return potential. While at the start of the period the Fund held a neutral view regarding agency MBS, this position was increased during the first half of the period as prepayment risk appeared very low. In addition, the Fed’s purchase program, although diminishing, continued to be supportive of the sector given the reduction in mortgage originations. Despite high valuations and a negative shift in supply/ demand dynamics in the latter half of the period, the Fund added to its agency MBS position in the final month of the period as the environment remained supportive of income-oriented assets as rates remained range-bound.

Describe Fund positioning at period end.

•

At period end, the Fund remained structurally underweight relative to the BofA Merrill Lynch 1-3 Year US Corporate & Government Index in government-owned/government-related sectors in favor of non-government/spread sectors. Within corporate credit, the Fund favored investment grade credit, with an emphasis on financials. In securitized credit, the Fund preferred higher quality auto loans within ABS and subordinate debt within CMBS. The Fund ended the period with a shorter duration versus the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Corporate Bonds	45%
Asset-Backed Securities	18
Non-Agency Mortgage-Backed Securities	14
U.S. Government Sponsored Agency Securities	12
U.S. Treasury Obligations	7
Foreign Government Obligations	3
Foreign Agency Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	35%
AA/Aa	4
A	19
BBB/Baa	24
BB/Ba	10
B	4
N/R	4

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

8	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

BlackRock Low Duration Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   The Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is Between 0-3 Years.

[3]   An unmanaged index comprised of investment grade corporate bonds and U.S. Government Agency and U.S. Treasury securities with maturities ranging from one to three years.

Performance Summary for the Period Ended September 30, 2014
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	2.06%	1.89%	0.79%	2.46%	N/A	3.53%	N/A	3.14%	N/A
Institutional	2.03	1.77	0.77	2.52	N/A	3.48	N/A	3.09	N/A
Service	1.72	1.59	0.71	2.16	N/A	3.12	N/A	2.75	N/A
Investor A	1.64	1.41	0.69	2.16	(0.14)%	3.12	2.66%	2.74	2.50%
Investor A1	1.82	1.67	0.78	2.33	1.30	3.31	3.10	2.90	2.80
Investor B	1.02	0.89	0.20	1.35	(3.15)	2.31	1.94	2.20	2.20
Investor B3	1.24	1.12	0.40	1.55	(2.45)	2.36	2.00	1.93	1.93
Investor C	0.96	0.75	0.23	1.31	0.31	2.37	2.37	1.98	1.98
Investor C2	1.52	1.38	0.61	2.00	1.00	3.00	3.00	2.60	2.60
Investor C3	1.00	0.87	0.23	1.30	0.30	2.32	2.32	1.91	1.91
Class R	1.45	1.32	0.54	1.81	N/A	2.66	N/A	2.23	N/A
BofA Merrill Lynch 1-3 Year U.S. Corporate & Government Index	—	—	0.40	0.84	N/A	1.51	N/A	2.85	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[5]	Ending Account Value September 30, 2014	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$1,007.90	$2.11	$2.06	$1,000.00	$1,022.84	$2.13	$1,022.89	$2.08
Institutional	$1,000.00	$1,007.70	$2.32	$2.26	$1,000.00	$1,022.64	$2.33	$1,022.69	$2.28
Service	$1,000.00	$1,007.10	$4.03	$3.97	$1,000.00	$1,020.94	$4.05	$1,020.99	$4.00
Investor A	$1,000.00	$1,006.90	$4.13	$4.08	$1,000.00	$1,020.84	$4.15	$1,020.89	$4.10
Investor A1	$1,000.00	$1,007.80	$3.27	$3.22	$1,000.00	$1,021.69	$3.29	$1,021.74	$3.24
Investor B	$1,000.00	$1,002.00	$8.18	$8.13	$1,000.00	$1,016.80	$8.24	$1,016.85	$8.19
Investor B3	$1,000.00	$1,004.00	$6.08	$6.03	$1,000.00	$1,018.90	$6.12	$1,018.95	$6.07
Investor C	$1,000.00	$1,002.30	$7.73	$7.68	$1,000.00	$1,017.25	$7.79	$1,017.30	$7.74
Investor C2	$1,000.00	$1,006.10	$4.93	$4.88	$1,000.00	$1,020.04	$4.96	$1,020.09	$4.91
Investor C3	$1,000.00	$1,002.30	$7.73	$7.68	$1,000.00	$1,017.25	$7.79	$1,017.30	$7.74
Class R	$1,000.00	$1,005.40	$5.63	$5.58	$1,000.00	$1,019.35	$5.67	$1,019.40	$5.62

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.42% for BlackRock, 0.46% for Institutional, 0.80% for Service, 0.82% for Investor A, 0.65% for Investor A1, 1.63% for Investor B, 1.21% for Investor B3, 1.54% for Investor C, 0.98% for Investor C2, 1.54% for Investor C3 and 1.12% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.41% for BlackRock, 0.45% for Institutional, 0.79% for Service, 0.81% for Investor A, 0.64% for Investor A1, 1.62% for Investor B, 1.20% for Investor B3, 1.53% for Investor C, 0.97% for Investor C2, 1.53% for Investor C3 and 1.11% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	9

About Fund Performance

•	BlackRock and Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for BlackRock Low Duration Bond Portfolio (“Low Duration Bond”), which incurs an initial sales charge of 2.25%. These shares are subject to a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor A1 Shares (available only in Low Duration Bond) are subject to a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). Prior to October 2, 2006, Low Duration Bond Investor A1 Shares performance results are those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor A1 Share fees.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions). All returns for periods greater than seven years reflect this conversion. These Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•

Investor B1 Shares (available only in BlackRock High Yield Bond Portfolio) are subject to a maximum CDSC of 4.00% declining to 0% after six years and a distribution fee of 0.50% per year and a service fee of 0.25% per year. Prior to October 2, 2006, BlackRock High Yield Bond Portfolio’s (“High Yield Bond”) Investor B1 Shares performance results are those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor B1 Share fees.

•

Investor B3 Shares are subject to a maximum CDSC of 4.00%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.65% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions). Prior to July 18, 2011, Low Duration Bond’s Investor B3 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor B3 Share fees.

•

Investor C, Investor C1, Investor C2 and C3 Shares (Investor C1 Shares available only in High Yield Bond; Investor C2 and Investor C3 Shares available only in BlackRock Low Duration Bond) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75%, 0.55%, 0.30% and 0.65% per year, respectively, and a service fee of 0.25%, 0.25%, 0.10% and 0.25% per year, respectively. Prior to October 2, 2006, High Yield

Bond’s Investor C1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C1 Share fees. Prior to October 2, 2006, Low Duration Bond’s Investor C2 Shares performance results were those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor C2 Share fees. Prior to July 18, 2011, Low Duration Bond’s Investor C3 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C3 Share fees.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain employer-sponsored retirement plans. Prior to October 2, 2006, High Yield Bond’s and BlackRock Core Bond Portfolio’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees. Prior to July 18, 2011, Low Duration Bond’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Investor A1, B, B1, B3, C1, C2 and C3 Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on material changes to the Investor A distribution and service plan).

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

10	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2014 and held through September 30, 2014) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to Fund shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAVs positively or negatively in addition to the impact on Fund performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also will generally cause greater changes in each Fund’s NAVs and dividend rates than a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	11

Schedule of Investments September 30, 2014	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
AmeriCredit Automobile Receivables Trust:
Series 2011-5, Class C, 3.44%, 10/08/17	USD	3,450	$3,524,851
Series 2012-2, Class C, 2.64%, 10/10/17		2,965	3,020,250
Series 2012-3, Class C, 2.42%, 5/08/18		2,810	2,858,197
Series 2012-4, Class B, 1.31%, 11/08/17		1,710	1,716,961
Series 2012-4, Class C, 1.93%, 8/08/18		2,670	2,689,964
Series 2013-4, Class B, 1.66%, 9/10/18		1,080	1,085,427
Series 2013-4, Class C, 2.72%, 9/09/19		660	672,211
Series 2013-4, Class D, 3.31%, 10/08/19		1,545	1,577,550
Series 2013-5, Class B, 1.52%, 1/08/19		1,120	1,114,780
Series 2013-5, Class C, 2.29%, 11/08/19		595	595,837
Series 2014-1, Class B, 1.68%, 7/08/19		1,921	1,911,310
Series 2014-3, Class D, 3.13%, 10/08/20		4,400	4,399,789
AUTO ABS, Series 2012-2, Class A, 2.80%, 4/27/25	EUR	1,632	2,080,975
Battalion CLO IV Ltd., Series 2013-4A, Class A1, 1.63%, 10/22/25 (a)(b)	USD	3,965	3,934,923
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A1, 1.43%, 7/15/24 (a)(b)		1,850	1,825,708
BlueMountain CLO Ltd., Series 2012-2A, Class B1, 2.29%, 11/20/24 (a)(b)		2,850	2,829,685
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class A, 1.62%, 1/20/25 (a)(b)		6,090	6,069,745
Chesapeake Funding LLC:
Series 2012-1A, Class B, 1.76%, 11/07/23 (a)(b)		2,620	2,646,905
Series 2012-1A, Class C, 2.16%, 11/07/23 (a)(b)		1,685	1,702,265
Chrysler Capital Auto Receivables Trust:
Series 2013-BA, Class A2, 0.56%, 12/15/16 (a)		2,187	2,188,882
Series 2013-BA, Class A3, 0.85%, 5/15/18 (a)		3,225	3,227,061
Series 2013-BA, Class A4, 1.27%, 3/15/19 (a)		2,230	2,224,987
Series 2013-BA, Class B, 1.78%, 6/17/19 (a)		1,030	1,028,325
Series 2013-BA, Class C, 2.24%, 9/16/19 (a)		1,050	1,047,401
Series 2014-AA, Class B, 1.76%, 8/15/19 (a)		1,005	999,050
Series 2014-AA, Class C, 2.28%, 11/15/19 (a)		1,290	1,282,806
Series 2014-BA, Class A3, 1.27%, 5/15/19 (a)		2,870	2,869,426

Asset-Backed Securities		Par (000)	Value
CIFC Funding Ltd., Series 2014-2A, Class A1L, 1.73%, 5/24/26 (a)(b)	USD	1,685	$1,679,229
Credit Acceptance Auto Loan Trust:
Series 2012-2A, Class A, 1.52%, 3/16/20 (a)		3,875	3,888,016
Series 2013-1A, Class A, 1.21%, 10/15/20 (a)		2,280	2,283,304
Series 2013-2A, Class A, 1.50%, 4/15/21 (a)		2,050	2,059,311
Series 2014-1A, Class A, 1.55%, 10/15/21 (a)		4,315	4,331,949
Series 2014-1A, Class B, 2.29%, 4/15/22 (a)		1,185	1,198,695
Series 2014-2A, Class A, 1.88%, 3/15/22 (a)		4,080	4,079,837
DT Auto Owner Trust:
Series 2012-1A, Class D, 4.94%, 7/16/18 (a)		3,074	3,125,263
Series 2012-2A, Class C, 2.72%, 4/17/17 (a)		131	131,565
Ford Credit Floorplan Master Owner Trust, Series 2012-5, Class C, 2.14%, 9/15/19		2,085	2,096,003
GSAA Home Equity Trust:
Series 2005-11, Class 2A1, 0.43%, 10/25/35 (b)		3,258	3,044,984
Series 2006-5, Class 2A1, 0.22%, 3/25/36 (b)		1,031	622,394
GT Loan Financing I Ltd., Series 2013-1A, Class A, 1.51%, 10/28/24 (a)(b)		4,330	4,294,982
Hyundai Auto Receivables Trust, Series 2012-A, Class D, 2.61%, 5/15/18		2,420	2,484,282
IFC SBA Loan-Backed Adjustable Rate Certificate, Series 1997-1, Class A, 1.25%, 1/15/24 (a)(b)		99	99,179
ING Investment Management CLO Ltd., Series 2013-3A, Class A1, 1.69%, 1/18/26 (a)(b)		2,175	2,171,913
KKR Financial CLO Ltd., Series 2013-1A, Class A1, 1.39%, 7/15/25 (a)(b)		3,985	3,927,095
Mountain View CLO Ltd., Series 2013-1A, Class A, 1.39%, 4/12/24 (a)(b)		7,500	7,394,817
Navient Student Loan Trust, Series 2014-CTA, Class A, 0.85%, 9/16/24 (a)(b)		2,700	2,699,796
Nelnet Student Loan Trust:
Series 2006-1, Class A6, 0.68%, 8/23/36 (a)(b)		2,285	2,233,588
Series 2008-3, Class A4, 1.88%, 11/25/24 (b)		5,310	5,566,489
Series 2014-2A, Class A3, 1.01%, 7/27/37 (a)(b)		2,295	2,284,181
Northwoods Capital Corp./Northwoods Capital Ltd., Series 2012-9A, Class A, 1.65%, 1/18/24 (a)(b)		3,895	3,885,837

Portfolio Abbreviations

ADR	American Depositary Receipt	EBITDA	Earnings Before Interest, Taxes,	NOK	Norwegian Krone
AUD	Australian Dollar		Depreciation and Amortization	NZD	New Zealand Dollar
BRL	Brazilian Real	EUR	Euro	OTC	Over-the-counter
BZDIOVER	Overnight Brazil CETIP — Interbank Rate	FKA	Formerly Known As	PIK	Payment-in-kind
CAD	Canadian Dollar	GBP	British Pound	PRIBOR	Prague Interbank Offer Rate
CDO	Collateralized Debt Obligation	GO	General Obligation Bonds	RB	Revenue Bonds
CHF	Swiss Franc	INR	Indian Rupee	REMIC	Real Estate Mortgage Investment Conduit
CLO	Collateralized Loan Obligation	JIBAR	Johannesburg Interbank Agreed Rate	RUB	Russian Ruble
CLP	Chilean Peso	LIBOR	London Interbank Offered Rate	SEK	Swedish Krona
COP	Colombian Peso	MXIBTIIE	Mexico Equilibrium Interbank Interest Rate	TBA	To-be-announced
CZK	Czech Koruna	MXN	Mexican Peso	USD	US Dollar
				ZAR	South African Rand

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 1.35%, 7/17/25 (a)(b)	USD	4,590	$4,518,483
OHA Loan Funding Ltd., Series 2013-2A, Class A, 1.50%, 8/23/24 (a)(b)		4,495	4,469,059
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		7,560	7,559,849
Series 2014-2A, Class A, 2.47%, 9/18/24 (a)		5,470	5,471,712
Series 2014-2A, Class B, 3.02%, 9/18/24 (a)		750	749,999
OZLM Funding IV Ltd., Series 2013-4A, Class A1, 1.38%, 7/22/25 (a)(b)		7,845	7,723,972
OZLM Funding Ltd., Series 2012-2A, Class A1, 1.72%, 10/30/23 (a)(b)		6,920	6,907,681
PFS Tax Lien Trust, Series 2014-1, Class NOTE, 1.44%, 5/15/29 (a)		2,539	2,540,888
Prestige Auto Receivables Trust:
Series 2013-1A, Class A2, 1.09%, 2/15/18 (a)		1,760	1,763,177
Series 2013-1A, Class A3, 1.33%,5/15/19 (a)		2,220	2,222,879
Series 2014-1A, Class A2, 0.97%, 3/15/18 (a)		2,706	2,706,653
Santander Drive Auto Receivables Trust:
Series 2012-2, Class C, 3.20%, 2/15/18		1,525	1,551,206
Series 2012-4, Class C, 2.94%, 12/15/17		5,135	5,239,174
Series 2012-5, Class B, 1.56%, 8/15/18		4,130	4,151,724
Series 2012-6, Class B, 1.33%, 5/15/17		3,280	3,289,082
Series 2012-6, Class C, 1.94%, 3/15/18		3,400	3,425,945
Series 2012-AA, Class B, 1.21%, 10/16/17 (a)		8,180	8,209,612
Series 2013-2, Class B, 1.33%, 3/15/18		7,870	7,903,967
Series 2013-3, Class B, 1.19%, 5/15/18		7,090	7,097,643
Series 2013-5, Class B, 1.55%, 10/15/18		8,605	8,614,422
Series 2013-5, Class C, 2.25%, 6/17/19		4,075	4,094,580
Series 2013-A, Class B, 1.89%, 10/15/19 (a)		4,920	4,979,921
Series 2013-A, Class C, 3.12%, 10/15/19 (a)		1,905	1,951,177
Series 2013-A, Class D, 3.78%, 10/15/19 (a)		1,240	1,293,150
Series 2014-1, Class B, 1.59%, 10/15/18		1,245	1,247,483
Series 2014-2, Class B, 1.62%, 2/15/19		4,200	4,200,231
Series 2014-2, Class C, 2.33%, 11/15/19		5,640	5,637,191
Series 2014-3, Class B, 1.45%, 5/15/19		1,317	1,310,859
Series 2014-3, Class D, 2.65%, 8/17/20		4,000	3,970,304
Series 2014-4, Class B, 1.82%, 5/15/19		5,670	5,666,813
Series 2014-4, Class C, 2.60%, 11/16/20		5,815	5,808,888
Series 2014-S1, Class R, 1.42%, 8/16/18 (a)		582	581,514
Series 2014-S2, Class R, 1.43%, 11/16/18 (a)		1,170	1,175,394
Series 2014-S3, Class R, 1.44%, 2/19/19 (a)		667	666,975
Series 2014-S4, Class R, 1.43%, 4/16/19 (a)		1,021	1,027,143
Series 2014-S5, Class R, 1.43%, 6/18/19 (a)		1,071	1,071,019
Series 2014-S6, Class R, 1.43%, 12/17/19 (a)		2,294	2,305,789
Scholar Funding Trust, Series 2011-A, Class A, 1.14%, 10/28/43 (a)(b)		6,723	6,751,007

Asset-Backed Securities		Par (000)	Value
SLC Private Student Loan Trust, Series 2006-A, Class A5, 0.40%, 7/15/36 (b)	USD	7,224	$7,164,833
SLM Private Credit Student Loan Trust:
Series 2002-A, Class A2, 0.78%, 12/16/30 (b)		3,234	3,191,179
Series 2003-B, Class A2, 0.63%, 3/15/22 (b)		3,066	3,063,045
Series 2004-B, Class A2, 0.43%, 6/15/21 (b)		4,758	4,732,164
Series 2005-B, Class A2, 0.41%, 3/15/23 (b)		5,470	5,419,363
Series 2006-A, Class A4, 0.42%, 12/15/23 (b)		7,985	7,898,594
Series 2006-C, Class A4, 0.40%, 3/15/23 (b)		706	693,601
SLM Private Education Loan Trust:
Series 2011-A, Class A3, 2.65%, 1/15/43 (a)(b)		3,115	3,319,777
Series 2011-B, Class A2, 3.74%, 2/15/29 (a)		1,280	1,339,242
Series 2011-B, Class A3, 2.40%, 6/16/42 (a)(b)		1,912	2,042,456
Series 2011-C, Class A2A, 3.40%, 10/17/44 (a)(b)		2,075	2,225,610
Series 2011-C, Class A2B, 4.54%, 10/17/44 (a)		4,030	4,289,250
Series 2012-A, Class A1, 1.55%, 8/15/25 (a)(b)		1,588	1,607,936
Series 2012-C, Class A1, 1.25%, 8/15/23 (a)(b)		3,947	3,973,539
Series 2012-C, Class A2, 3.31%, 10/15/46 (a)		10,105	10,505,532
Series 2012-E, Class A1, 0.90%, 10/16/23 (a)(b)		2,876	2,886,872
Series 2012-E, Class A2B, 1.90%, 6/15/45 (a)(b)		1,000	1,032,564
Series 2013-A, Class A1, 0.75%, 8/15/22 (a)(b)		1,491	1,494,042
Series 2013-A, Class A2A, 1.77%, 5/17/27 (a)		14,945	14,722,215
Series 2013-A, Class A2B, 1.21%, 5/17/27 (a)(b)		10,060	10,154,443
Series 2013-A, Class B, 2.50%, 3/15/47 (a)		435	416,256
Series 2013-B, Class A1, 0.80%, 7/15/22 (a)(b)		1,836	1,838,174
Series 2013-B, Class A2A, 1.85%, 6/17/30 (a)		15,560	15,150,788
Series 2013-B, Class B, 3.00%, 5/16/44 (a)		585	566,646
Series 2013-C, Class A2A, 2.94%, 10/15/31 (a)		5,250	5,361,809
Series 2014-A, Class A1, 0.76%, 7/15/22 (a)(b)		2,378	2,380,134
SLM Student Loan Trust, Series 2008-5, Class A4, 1.93%, 7/25/23 (b)		6,180	6,447,804
Sound Point CLO IV Ltd., Series 2013-3A, Class A, 1.60%, 1/21/26 (a)(b)		1,505	1,491,015
Structured Asset Securities Corp. Assistance Loan Trust, Series 2003-AL1, Class A, 3.36%, 4/25/31 (a)		848	833,011
Vibrant CLO Ltd.:
Series 2012-1A, Class A1, 1.71%, 7/17/24 (a)(b)		12,420	12,410,672
Series 2012-1A, Class A2, 2.63%, 7/17/24 (a)(b)		2,840	2,826,010
World Financial Network Credit Card Master Trust:
Series 2010-A, Class B, 6.75%, 4/15/19		3,525	3,655,989

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	13

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Series 2012-C, Class A, 2.23%, 8/15/22	USD	8,270	$8,271,902
Series 2012-D, Class A, 2.15%, 4/17/23		10,105	9,975,525
Total Asset-Backed Securities — 15.6%			439,946,537

Corporate Bonds
Aerospace & Defense — 0.1%
L-3 Communications Corp., 1.50%, 5/28/17		820	813,991
United Technologies Corp., 4.50%, 6/01/42		655	685,377

			1,499,368
Air Freight & Logistics — 0.1%
FedEx Corp.:
4.90%, 1/15/34		1,821	1,959,589
5.10%, 1/15/44		1,066	1,143,279

			3,102,868
Auto Components — 0.0%
Johnson Controls, Inc., 3.63%, 7/02/24		1,015	1,006,479
Banks — 3.1%
Bank of America Corp.:
5.75%, 12/01/17		4,105	4,567,638
2.60%, 1/15/19		6,210	6,197,903
2.65%, 4/01/19		12,519	12,480,629
4.20%, 8/26/24		3,155	3,127,719
4.88%, 4/01/44		685	710,256
The Bank of Nova Scotia:
1.30%, 7/21/17		7,805	7,765,756
2.80%, 7/21/21		5,005	4,946,166
Barclays PLC, 4.38%, 9/11/24		850	823,786
Branch Banking & Trust Co., 2.30%, 10/15/18		1,380	1,397,145
Citigroup, Inc.:
4.45%, 1/10/17		1,848	1,968,992
2.50%, 9/26/18		2,752	2,769,899
2.50%, 7/29/19		3,550	3,518,366
5.30%, 5/06/44		1,685	1,750,811
HSBC Bank Brasil SA — Banco Multiplo, 4.00%, 5/11/16 (a)		14,280	14,708,400
HSBC Holdings PLC, 6.50%, 5/02/36		2,160	2,648,650
HSBC USA, Inc., 3.50%, 6/23/24		1,355	1,355,749
JPMorgan Chase & Co., 3.88%, 9/10/24		3,995	3,916,470
Macquarie Bank Ltd., 1.65%, 3/24/17 (a)		1,865	1,864,827
Wells Fargo & Co.:
1.50%, 7/01/15		1,922	1,937,647
2.13%, 4/22/19		1,385	1,368,192
4.10%, 6/03/26		2,680	2,670,580
5.38%, 11/02/43		3,430	3,746,339

			86,241,920
Biotechnology — 0.2%
Amgen, Inc.:
3.63%, 5/22/24		4,995	4,949,600
5.65%, 6/15/42		1,573	1,786,703

			6,736,303
Capital Markets — 1.6%
The Bank of New York Mellon Corp., 2.10%, 1/15/19		2,479	2,466,082
The Goldman Sachs Group, Inc.:
3.63%, 2/07/16		2,077	2,146,417
2.90%, 7/19/18		3,945	4,040,887
2.63%, 1/31/19		4,305	4,293,928
5.75%, 1/24/22		1,997	2,270,938
6.13%, 2/15/33		2,085	2,495,324
6.75%, 10/01/37		2,170	2,590,518

Corporate Bonds		Par (000)	Value
Capital Markets (concluded)
6.25%, 2/01/41	USD	810	$981,091
4.80%, 7/08/44		1,570	1,578,723
Morgan Stanley:
5.45%, 1/09/17		7,015	7,619,602
5.63%, 9/23/19		2,645	2,977,410
3.75%, 2/25/23		3,386	3,381,602
3.88%, 4/29/24		3,110	3,106,775
5.00%, 11/24/25		1,970	2,060,246
4.35%, 9/08/26		2,525	2,481,613

			44,491,156
Chemicals — 0.2%
Eastman Chemical Co., 4.80%, 9/01/42		1,880	1,864,445
LyondellBasell Industries NV, 5.00%, 4/15/19		3,033	3,348,117
Monsanto Co., 2.75%, 7/15/21		720	713,904

			5,926,466
Communications Equipment — 0.1%
Cisco Systems, Inc., 2.13%, 3/01/19		2,685	2,683,649
Consumer Finance — 0.9%
American Express Credit Corp.:
1.13%, 6/05/17		4,620	4,587,517
2.25%, 8/15/19		2,725	2,705,936
Discover Bank, 7.00%, 4/15/20		427	505,167
Discover Financial Services, 3.85%, 11/21/22		2,320	2,331,556
Ford Motor Credit Co. LLC, 1.72%, 12/06/17		9,190	9,125,211
Toyota Motor Credit Corp., 2.75%, 5/17/21		5,005	5,050,225

			24,305,612
Diversified Financial Services — 0.6%
General Electric Capital Corp., 6.88%, 1/10/39		735	989,226
JPMorgan Chase & Co.:
4.75%, 3/01/15		3,684	3,750,238
1.35%, 2/15/17		7,535	7,518,581
3.20%, 1/25/23		1,242	1,212,416
4.85%, 2/01/44		1,495	1,566,098
Total Capital International SA, 2.75%, 6/19/21		1,850	1,840,754

			16,877,313
Diversified Telecommunication Services — 0.9%
Verizon Communications, Inc.:
2.63%, 2/21/20 (a)		4,665	4,606,478
4.50%, 9/15/20		2,339	2,530,457
5.15%, 9/15/23		2,284	2,529,231
5.05%, 3/15/34		4,320	4,577,083
3.85%, 11/01/42		8,661	7,563,184
4.86%, 8/21/46 (a)		1,645	1,649,657
5.01%, 8/21/54 (a)		1,635	1,642,761

			25,098,851
Electric Utilities — 1.2%
Berkshire Hathaway Energy Co., 6.50%, 9/15/37		912	1,179,228
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		1,054	1,317,359
5.95%, 12/15/36		1,321	1,506,507
Commonwealth Edison Co., 4.70%, 1/15/44		2,210	2,421,088
Duke Energy Carolinas LLC, 4.25%, 12/15/41		3,375	3,421,720
Duke Energy Corp., 3.75%, 4/15/24		539	552,575
Duke Energy Florida, Inc., 5.90%, 3/01/33		690	839,586
Entergy Arkansas, Inc., 3.70%, 6/01/24		3,215	3,305,030
Florida Power & Light Co., 5.69%, 3/01/40		354	440,547
Georgia Power Co., 3.00%, 4/15/16		3,881	4,013,443
Jersey Central Power & Light Co., 7.35%, 2/01/19		2,601	3,098,285

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Electric Utilities (concluded)
PacifiCorp:
3.60%, 4/01/24	USD	6,680	$6,859,886
6.25%, 10/15/37		4,369	5,671,871
Progress Energy, Inc., 4.88%, 12/01/19		346	385,426

			35,012,551
Energy Equipment & Services — 0.2%
Transocean, Inc.:
6.50%, 11/15/20		780	828,805
6.80%, 3/15/38		2,233	2,174,491
Weatherford International Ltd., 5.95%, 4/15/42		1,875	2,013,964

			5,017,260
Food & Staples Retailing — 0.1%
CVS Health Corp., 5.30%, 12/05/43		664	743,947
Wal-Mart Stores, Inc., 4.00%, 4/11/43		2,866	2,787,864

			3,531,811
Health Care Equipment & Supplies — 0.2%
Boston Scientific Corp., 2.65%, 10/01/18		3,287	3,319,167
CareFusion Corp., 1.45%, 5/15/17		1,495	1,487,222
Medtronic, Inc., 3.63%, 3/15/24		1,560	1,592,161

			6,398,550
Health Care Providers & Services — 0.9%
Aetna, Inc., 4.75%, 3/15/44		728	740,182
AmerisourceBergen Corp., 1.15%, 5/15/17		7,500	7,451,243
Express Scripts Holding Co., 1.25%, 6/02/17		1,415	1,403,817
UnitedHealth Group, Inc., 3.38%, 11/15/21		1,415	1,460,789
WellPoint, Inc.:
1.88%, 1/15/18		5,073	5,067,440
2.30%, 7/15/18		3,979	3,989,294
3.30%, 1/15/23		1,310	1,295,177
4.65%, 8/15/44		3,465	3,367,152

			24,775,094
Household Products — 0.1%
Kimberly-Clark Corp., 1.90%, 5/22/19		3,095	3,062,762
Independent Power and Renewable Electricity Producers — 0.3%
IPALCO Enterprises, Inc., 5.00%, 5/01/18		7,350	7,745,063
Industrial Conglomerates — 0.1%
General Electric Co., 4.50%, 3/11/44		1,800	1,866,141
Insurance — 2.4%
American International Group, Inc.:
5.45%, 5/18/17		3,793	4,179,867
2.30%, 7/16/19		2,480	2,461,824
3.38%, 8/15/20		4,768	4,910,606
4.50%, 7/16/44		2,200	2,173,468
Genworth Holdings, Inc.:
7.20%, 2/15/21		2,930	3,450,810
7.63%, 9/24/21		6,345	7,697,938
Manulife Financial Corp., 3.40%, 9/17/15		3,966	4,073,606
MassMutual Global Funding II, 2.35%, 4/09/19 (a)		2,955	2,957,781
Metropolitan Life Global Funding I:
1.30%, 4/10/17 (a)		10,380	10,368,768
2.30%, 4/10/19 (a)		4,260	4,259,701
Prudential Financial, Inc.:
4.75%, 9/17/15		3,752	3,900,302
7.38%, 6/15/19		2,769	3,372,268
5.38%, 6/21/20		3,483	3,942,209
4.50%, 11/15/20		4,831	5,233,659
4.60%, 5/15/44		1,990	1,971,097
XLIT Ltd.:
2.30%, 12/15/18		1,353	1,351,803

Corporate Bonds		Par (000)	Value
Insurance (concluded)
5.25%, 12/15/43	USD	612	$672,985

			66,978,692
IT Services — 0.1%
International Business Machines Corp., 3.63%, 2/12/24		2,272	2,318,508
MasterCard Inc., 3.38%, 4/01/24		1,719	1,728,344

			4,046,852
Life Sciences Tools & Services — 0.0%
Thermo Fisher Scientific, Inc., 5.30%, 2/01/44		358	392,937
Machinery — 0.1%
Caterpillar, Inc., 4.75%, 5/15/64		865	898,078
John Deere Capital Corp., 3.35%, 6/12/24		2,885	2,904,477

			3,802,555
Media — 1.1%
21st Century Fox America, Inc., 7.63%, 11/30/28		763	978,200
British Sky Broadcasting Group PLC, 2.63%, 9/16/19 (a)		610	609,633
CBS Corp.:
4.63%, 5/15/18		1,377	1,496,700
2.30%, 8/15/19		1,680	1,657,239
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		2,119	3,043,217
COX Communications, Inc., 8.38%, 3/01/39 (a)		2,682	3,801,915
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 4.60%, 2/15/21		3,702	4,023,208
The Interpublic Group of Cos., Inc., 4.20%, 4/15/24		299	301,858
NBCUniversal Media LLC, 4.45%, 1/15/43		1,544	1,547,828
TCI Communications, Inc., 7.88%, 2/15/26		2,630	3,621,094
Time Warner Cable, Inc.:
8.75%, 2/14/19		1,170	1,472,809
6.55%, 5/01/37		5,765	7,272,571

			29,826,272
Metals & Mining — 0.1%
Newmont Mining Corp., 3.50%, 3/15/22		2,550	2,364,375
Multi-Utilities — 0.5%
CenterPoint Energy Houston Electric LLC, 4.50%, 4/01/44		1,640	1,735,925
CMS Energy Corp., 3.88%, 3/01/24		998	1,020,699
Dominion Resources, Inc., 1.95%, 8/15/16		5,115	5,199,587
DTE Energy Co., 3.50%, 6/01/24		2,520	2,528,568
Pacific Gas & Electric Co., 4.75%, 2/15/44		958	1,011,433
PG&E Corp., 2.40%, 3/01/19		1,293	1,294,505
Virginia Electric and Power Co., 3.45%, 2/15/24		550	558,906

			13,349,623
Oil, Gas & Consumable Fuels — 2.3%
Anadarko Petroleum Corp.:
3.45%, 7/15/24		1,390	1,365,239
4.50%, 7/15/44		1,165	1,122,489
Apache Corp.:
6.00%, 1/15/37		1,780	2,098,932
4.75%, 4/15/43		820	819,456
BP Capital Markets PLC:
2.24%, 5/10/19		9,660	9,600,890
3.25%, 5/06/22		2,365	2,347,208
Continental Resources, Inc., 4.90%, 6/01/44		1,845	1,798,613
Energy Transfer Partners LP, 3.60%, 2/01/23		3,965	3,859,535
EOG Resources, Inc., 2.45%, 4/01/20		4,481	4,448,405
Exxon Mobil Corp., 1.82%, 3/15/19		6,975	6,972,656
Hess Corp., 3.50%, 7/15/24		40	39,547

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	15

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Kinder Morgan Energy Partners LP:
4.15%, 2/01/24	USD	3,972	$3,922,576
4.25%, 9/01/24		880	870,328
5.40%, 9/01/44		1,740	1,711,020
Marathon Petroleum Corp., 4.75%, 9/15/44		795	763,171
Murphy Oil Corp., 2.50%, 12/01/17		5,073	5,152,788
Noble Energy, Inc.:
8.25%, 3/01/19		2,101	2,597,777
6.00%, 3/01/41		2,837	3,271,302
5.25%, 11/15/43		1,630	1,719,425
Schlumberger Investment SA, 3.65%, 12/01/23		874	904,441
Shell International Finance BV, 4.55%, 8/12/43		1,172	1,239,336
TransCanada PipeLines Ltd., 4.63%, 3/01/34		1,805	1,851,831
Williams Partners LP:
3.90%, 1/15/25		3,965	3,935,600
5.40%, 3/04/44		1,071	1,135,879

			63,548,444
Paper & Forest Products — 0.0%
International Paper Co., 4.80%, 6/15/44		1,415	1,370,461
Pharmaceuticals — 1.2%
AbbVie, Inc., 4.40%, 11/06/42		2,267	2,129,778
Actavis Funding SCS:
2.45%, 6/15/19 (a)		3,628	3,527,508
3.85%, 6/15/24 (a)		6,009	5,824,962
Actavis, Inc.:
3.25%, 10/01/22		3,260	3,144,407
4.63%, 10/01/42		1,830	1,672,163
Bristol-Myers Squibb Co., 4.50%, 3/01/44		4,517	4,677,597
Forest Laboratories, Inc., 5.00%, 12/15/21 (a)		2,265	2,421,025
Novartis Capital Corp., 4.40%, 4/24/20		1,940	2,148,106
Pfizer, Inc.:
3.40%, 5/15/24		1,349	1,347,013
4.30%, 6/15/43		1,990	2,004,929
4.40%, 5/15/44		1,445	1,457,108
Roche Holdings, Inc., 2.88%, 9/29/21 (a)		1,450	1,447,921
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		1,602	1,628,281

			33,430,798
Road & Rail — 0.2%
Burlington Northern Santa Fe LLC:
3.00%, 3/15/23		1,653	1,612,164
3.75%, 4/01/24		575	585,704
Ryder System, Inc., 2.45%, 9/03/19		2,685	2,669,948
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 5/14/26		2,165	2,161,422

			7,029,238
Software — 0.3%
Oracle Corp.:
2.80%, 7/08/21		7,122	7,068,870
4.30%, 7/08/34		1,630	1,641,804

			8,710,674
Specialty Retail — 0.1%
The Home Depot, Inc., 4.40%, 3/15/45		800	808,771
Lowe’s Cos., Inc.:
5.00%, 9/15/43		820	899,501
4.25%, 9/15/44		805	784,440

			2,492,712

Corporate Bonds		Par (000)	Value
Technology Hardware, Storage & Peripherals — 0.4%
Apple Inc.:
2.10%, 5/06/19	USD	8,480	$8,482,561
2.85%, 5/06/21		2,580	2,585,062

			11,067,623
Tobacco — 0.3%
Altria Group, Inc., 4.00%, 1/31/24		1,918	1,957,212
Philip Morris International, Inc.:
1.13%, 8/21/17		2,565	2,548,451
4.88%, 11/15/43		1,363	1,449,072
Reynolds American, Inc.:
3.25%, 11/01/22		1,375	1,326,716
7.25%, 6/15/37		1,105	1,388,428
4.75%, 11/01/42		1,100	1,046,104

			9,715,983
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, 2.38%, 9/08/16		6,670	6,812,538
Vodafone Group PLC:
2.50%, 9/26/22		1,124	1,039,796
2.95%, 2/19/23		1,051	990,438

			8,842,772
Total Corporate Bonds — 20.3%			572,349,228

Foreign Agency Obligations
Nexen Energy ULC, 5.88%, 3/10/35		220	252,003
Statoil ASA, 2.90%, 11/08/20		5,305	5,409,795
Total Foreign Agency Obligations — 0.2%			5,661,798

Foreign Government Obligations
Brazil — 0.2%
Federative Republic of Brazil, 4.25%, 1/07/25		5,094	5,043,060
Colombia — 0.1%
Republic of Colombia, 4.00%, 2/26/24		3,115	3,150,823
Indonesia — 0.2%
Republic of Indonesia, 5.38%, 10/17/23 (a)		4,325	4,616,937
Italy — 0.5%
Buoni Poliennali Del Tesoro, 2.35%, 9/15/19	EUR	9,545	14,703,501
Mexico — 0.3%
United Mexican States, 4.00%, 10/02/23	USD	7,610	7,864,935
Peru — 0.1%
Peruvian Government International Bond, 7.35%, 7/21/25		1,745	2,272,863
Slovenia — 0.0%
Republic of Slovenia:
4.13%, 2/18/19 (a)		602	626,833
5.25%, 2/18/24 (a)		521	554,865

			1,181,698
Turkey — 0.2%
Turkey Government International Bond, 5.75%, 3/22/24		5,470	5,807,499
Total Foreign Government Obligations — 1.6%			44,641,316

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations — 1.0%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-7, Class 4A, 2.67%, 10/25/34 (b)	USD	267	$266,231
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-29, Class 1A1, 0.69%, 2/25/35 (b)		791	751,483
Credit Suisse Mortgage Capital Certificates:
Series 2011-2R, Class 2A1, 2.61%, 7/27/36 (a)(b)		5,591	5,663,107
Series 2011-4R, Class 5A1, 2.59%, 5/27/36 (a)(b)		7,186	7,073,343
Series 2011-4R, Class 6A1, 2.43%, 5/27/36 (a)(b)		839	834,770
HomeBanc Mortgage Trust:
Series 2005-4, Class A1, 0.42%, 10/25/35 (b)		5,961	5,357,069
Series 2006-2, Class A1, 0.33%, 12/25/36 (b)		1,119	989,626
MortgageIT Trust, Series 2004-1, Class A1, 0.93%, 11/25/34 (b)		1,845	1,798,105
Residential Accredit Loans, Inc. Trust, Series 2006-QO2, Class A1, 0.37%, 2/25/46 (b)		3,695	1,778,047
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 3A1, 2.49%, 11/25/34 (b)		5,023	5,075,979

			29,587,760
Commercial Mortgage-Backed Securities — 4.7%
American Homes 4 Rent Pass-Through Certificates, Series 2014-SFR2, Class A, 3.79%, 10/17/36 (a)		1,461	1,461,150
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)		514	540,358
Series 2007-3, Class A1A, 5.79%, 6/10/49 (b)		5,445	5,886,057
Series 2007-3, Class A4, 5.79%, 6/10/49 (b)		1,565	1,696,479
BB-UBS Trust, Series 2012-TFT, Class A, 2.89%, 6/05/30 (a)		4,480	4,335,533
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A1A, 5.65%, 6/11/50 (b)		3,632	3,983,969
Citigroup Commercial Mortgage Trust, Series 2014-388G, Class A, 0.91%, 6/15/33 (a)(b)		5,674	5,680,956
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class AMA, 6.32%, 11/15/44 (b)		540	598,068
COBALT CMBS Commercial Mortgage Trust, Series 2007-C3, Class AM, 5.97%, 5/15/46 (b)		2,697	2,931,499
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.24%, 12/10/49 (b)		3,492	3,780,379
Commercial Mortgage Pass-Through Certificates:
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		2,050	2,170,030
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (a)		3,460	3,404,235
Series 2013-FL3, Class A, 1.67%, 10/13/28 (a)(b)		4,122	4,147,918
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (a)		2,895	2,848,431
Credit Suisse Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.17%, 2/15/41 (b)		2,796	2,786,058

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37	USD	3,830	$3,897,343
Credit Suisse Mortgage Capital Certificates, Series 2010-RR2, Class 2A, 6.10%, 9/15/39 (a)(b)		8,201	8,772,957
Deutsche Bank Re-REMIC Trust:
Series 2011-C32, Class A3A, 5.93%, 6/17/49 (a)(b)		2,750	2,988,585
Series 2013-EZ3, Class A, 1.64%, 12/18/49 (a)(b)		2,999	3,014,136
Extended Stay America Trust:
Series 2013-ESH5, Class C5, 2.67%, 12/05/31 (a)		2,460	2,445,309
Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (a)		3,485	3,515,483
GE Capital Commercial Mortgage Corp. Trust, Series 2007-C1, Class A2, 5.42%, 12/10/49		445	444,294
Greenwich Capital Commercial Funding Corp.:
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (b)		2,520	2,751,293
Series 2007-GG9, Class A2, 5.38%, 3/10/39		5,677	5,753,092
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2007-CB20, Class AM, 5.88%, 2/12/51 (b)		4,748	5,271,673
Series 2007-LD11, Class A2, 5.80%, 6/15/49 (b)		189	190,677
Series 2007-LD12, Class A1A, 5.85%, 2/15/51 (b)		7,814	8,596,228
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		2,420	2,559,751
Series 2014-DSTY, Class A, 3.43%, 6/10/27 (a)		645	658,937
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class AJ, 5.21%, 4/15/30 (b)		2,760	2,809,266
Merrill Lynch Mortgage Trust:
Series 2005-CKI1, Class AJ, 5.46%, 11/12/37 (b)		3,765	3,894,505
Series 2007-C1, Class A1A, 6.03%, 6/12/50 (b)		2,297	2,457,468
Morgan Stanley Capital I Trust:
Series 2007-HQ12, Class A2FX, 5.77%, 4/12/49 (b)		1,551	1,572,104
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		2,350	2,530,607
Series 2007-IQ14, Class A1A, 5.67%, 4/15/49 (b)		2,230	2,422,251
Series 2007-IQ15, Class AM, 6.11%, 6/11/49 (b)		6,400	6,917,939
Morgan Stanley Re-REMIC Trust:
Series 2010-GG10, Class A4B, 5.99%, 8/15/45 (a)(b)		526	570,718
Series 2011-IO, Class C, 0.14%, 3/23/51 (a)(c)		2,000	1,897,500
Series 2012-IO, Class AXB1, 1.00%, 3/27/51 (a)		590	588,103
Series 2012-IO, Class AXB2, 1.00%, 3/27/51 (a)		2,420	2,400,640
RBSCF Trust, Series 2010-RR3, Class WBTA, 6.14%, 2/16/51 (a)(b)		4,792	5,162,175
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		2,384	2,384,716

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	17

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
WF-RBS Commercial Mortgage Trust, Series 2014-LC14, Class C, 4.34%, 3/15/47 (b)	USD	150	$148,594

			132,867,464
Interest Only Commercial Mortgage-Backed Securities — 1.1%
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.73%, 11/05/36 (a)(b)		65,905	3,576,598
Citigroup Commercial Mortgage Trust, Series 2013-SMP, Class XA, 0.90%, 1/12/30 (a)(b)		85,841	1,951,851
Commercial Mortgage Pass-Through Certificates:
Series 2013-CR6, Class XA, 1.68%, 3/10/46 (b)		48,935	3,378,547
Series 2013-LC6, Class XA, 1.92%, 1/10/46 (b)		54,621	4,807,317
GS Mortgage Securities Corp. II, Series 2013-KING, Class XA, 0.84%, 12/10/27 (a)(b)		36,208	1,173,921
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, 1.39%, 4/10/47 (b)		6,831	529,433
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2013-LC11, Class XA, 1.72%, 4/15/46 (b)		22,720	2,041,537
Series 2013-LC11, Class XB, 0.73%, 4/15/46 (b)		4,040	171,482
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class XA, 1.86%, 2/15/46 (b)		18,509	1,712,489
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 0.91%, 5/25/36 (a)(b)		2,971	55,714
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Class XA, 1.95%, 12/15/45 (a)(b)		32,419	3,276,209
Series 2013-C12, Class XA, 1.64%, 3/15/48 (a)(b)		51,321	4,302,029
Series 2013-C15, Class XA, 0.78%, 8/15/46 (b)		33,671	1,229,040
Series 2014-LC14, Class XA, 1.63%, 3/15/47 (b)		16,729	1,453,461

			29,659,628
Total Non-Agency Mortgage-Backed Securities — 6.8%			192,114,852

Preferred Securities
Capital Trusts
Banks — 0.2%
HSBC Holdings PLC, 6.38% (b)(d)		3,185	3,181,019
Wells Fargo & Co., 5.90% (b)(d)		1,931	1,967,206

			5,148,225
Capital Markets — 0.0%
State Street Capital Trust IV, 1.23%, 6/15/37 (b)(d)		714	608,685
Insurance — 0.5%
American International Group, Inc., 8.18%, 5/15/58 (b)		2,586	3,484,635
MetLife Capital Trust IV, 7.88%, 12/15/67 (a)		1,277	1,634,560
XL Group PLC, 6.50% (b)(d)		7,022	6,793,785

			11,912,980

Capital Trusts		Par (000)	Value
Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25% (a)(d)	USD	3,190	$3,317,600
Total Capital Trusts — 0.8%			20,987,490

Trust Preferreds		Shares
Diversified Financial Services — 0.1%
Citigroup Capital XIII, Series 2, 7.88%, 10/30/40 (b)		116,685	3,141,160
Total Preferred Securities — 0.9%			24,128,650

Project Loans		Par (000)
Federal Housing Authority:
USGI Project, Series 56, 7.46%, 1/01/23		29	27,596
USGI Project, Series 87, 7.43%, 10/01/22		53	51,687
Total Project Loans — 0.0%			79,283

Taxable Municipal Bonds
Los Angeles Community College District/CA GO, 6.60%, 8/01/42		595	806,558
Metropolitan Transportation Authority RB, 6.81%, 11/15/40		610	827,703
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		515	645,506
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		749	1,073,122
New York City Water & Sewer System RB:
5.38%, 6/15/43		4,120	4,827,569
5.50%, 6/15/43		4,935	5,827,297
5.88%, 6/15/44		590	752,905
New York State Dormitory Authority RB, 5.39%, 3/15/40		575	676,919
Port Authority of New York & New Jersey RB, 4.96%, 8/01/46		980	1,073,933
State of California GO, 7.60%, 11/01/40		2,770	4,097,273
State of Illinois GO, 5.10%, 6/01/33		2,650	2,571,666
University of California RB, 4.86%, 5/15/12		555	535,397
Total Taxable Municipal Bonds — 0.8%			23,715,848

U.S. Government Sponsored Agency Securities
Agency Obligations — 1.0%
Fannie Mae, 6.63%, 11/15/30		1,500	2,131,424
Freddie Mac:
3.75%, 3/27/19		10,765	11,656,751
5.50%, 8/23/17		3,500	3,936,566
Resolution Funding Corp. Interest Strip:
0.00%, 7/15/18 (c)		4,575	4,289,145
0.00%, 10/15/18 (c)		4,575	4,277,936
Small Business Administration Participation Certificates:
Series 1996-20B, Class 1, 6.38%, 2/01/16		72	74,019
Series 1996-20H, 7.25%, 8/01/16		61	62,731
Series 1996-20J, 7.20%, 10/01/16		61	62,626

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities		Par (000)	Value
Agency Obligations (concluded)
Series 1996-20K, 6.95%, 11/01/16	USD	191	$198,870
Series 1997-20B, Class 1, 7.10%, 2/01/17		169	176,059
Series 1997-20F, Class 1, 7.20%, 6/01/17		47	49,549
Series 1997-20G, Class 1, 6.85%, 7/01/17		299	311,210

			27,226,886
Collateralized Mortgage Obligations — 0.2%
Fannie Mae:
Series 2002-T6, Class A1, 3.31%, 2/25/32		299	304,822
Series 2004-88, Class HA, 6.50%, 7/25/34		240	247,278
Series 2005-29, Class AT, 4.50%, 4/25/35		140	147,285
Series 2005-29, Class WB, 4.75%, 4/25/35		736	788,813
Series 2005-48, Class AR, 5.50%, 2/25/35		833	899,465
Series 2005-62, Class CQ, 4.75%, 7/25/35		755	801,025
Freddie Mac:
Series 1591, Class PK, 6.35%, 10/15/23		1,205	1,335,664
Series 2996, Class MK, 5.50%, 6/15/35		31	34,813

			4,559,165
Commercial Mortgage-Backed Securities — 0.6%
Fannie Mae, Series 2006-M2, Class A2A, 5.27%, 10/25/32 (b)		16,446	18,594,843
Interest Only Commercial Mortgage-Backed Securities — 0.3%
Fannie Mae:
Series 2013-M4, Class X1, 0.09%, 2/25/18 (b)		48,508	5,131,082
Series 2013-M5, Class X2, 2.49%, 1/25/21		11,298	1,314,670
Freddie Mac, Series K038, Class X1, 0.01%, 3/25/24 (b)		23,838	2,112,105
Ginnie Mae, Series 2012-120, Class IO, 3.82%, 2/16/53 (b)		20,754	1,603,376

			10,161,233
Mortgage-Backed Securities — 55.4%
Fannie Mae Mortgage-Backed Securities:
2.23%, 10/01/42 (b)		3,984	4,143,545
2.42%, 12/01/34 (b)		807	867,242
2.50%, 10/01/29 (e)		58,800	59,083,808
3.00%, 4/01/29-10/01/44 (b)(e)		206,636	205,493,275
3.13%, 3/01/41 (b)		1,147	1,218,709
3.18%, 12/01/40 (b)		2,164	2,260,059
3.36%, 6/01/41 (b)		4,657	4,893,110
3.50%, 10/01/28-10/01/44 (e)		102,094	105,212,335
3.51%, 9/01/41 (b)		3,629	3,833,963
4.00%, 1/01/25-10/01/44 (e)		203,523	214,937,431
4.50%, 2/01/25-10/01/44 (e)		117,369	126,599,039
4.72%, 8/01/38 (b)		430	455,510
5.00%, 11/01/32-10/01/44 (e)		25,110	27,753,623
5.50%, 10/01/16-10/01/44 (e)		20,471	22,906,589
6.00%, 5/01/16-10/01/44 (e)		40,472	45,872,563
6.50%, 5/01/40		7,176	8,122,642
7.00%, 12/01/15-6/01/32		57	59,851
Freddie Mac Mortgage-Backed Securities:
2.37%, 11/01/38 (b)		116	117,512
2.50%, 10/01/29 (e)		8,200	8,249,011
3.00%, 10/01/29-10/01/44 (e)		58,740	58,562,768
3.04%, 2/01/41 (b)		1,716	1,827,220
3.50%, 10/01/29-10/01/44 (e)		49,641	51,073,273

U.S. Government Sponsored Agency Securities		Par (000)		Value
Mortgage-Backed Securities (concluded)
4.00%, 10/01/29-10/01/44 (e)	USD	75,794		$79,791,613
4.50%, 9/01/43-10/01/44 (e)		29,223		31,549,700
5.00%, 7/01/35-10/01/44 (e)		26,611		29,330,316
5.50%, 7/01/15-10/01/44 (e)		12,482		13,844,558
6.00%, 11/01/14-12/01/32		635		659,403
6.50%, 7/01/17		15		15,536
8.00%, 11/01/22		2		2,307
Ginnie Mae Mortgage-Backed Securities:
3.00%, 10/15/44 (e)		41,300		41,565,570
3.50%, 2/15/42-10/15/44 (e)		141,745		146,924,376
4.00%, 9/20/40-10/15/44 (e)		157,730		167,369,679
4.50%, 5/20/41-10/15/44 (e)		52,764		57,452,948
5.00%, 12/15/38-10/15/44 (e)		25,852		28,614,502
5.50%, 3/15/32-10/15/44 (e)		7,714		8,552,724
6.00%, 12/15/36		305		349,674
7.50%, 11/15/29		—	(f)	478
9.00%, 7/15/18		—	(f)	452

				1,559,566,914
Principal Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae, Series 1989-16, Class B, 0.00%, 3/25/19 (c)		15		14,674
Total U.S. Government Sponsored Agency Securities — 57.5%				1,620,123,715

U.S. Treasury Obligations
U.S. Treasury Bonds, 3.13%, 8/15/44 (g)		116,736		114,875,462
U.S. Treasury Inflation Indexed Bonds:
0.75%, 2/15/42 (g)		11,272		10,321,379
1.38%, 2/15/44		5,393		5,767,952
U.S. Treasury Inflation Indexed Notes:
0.13%, 4/15/19-1/15/23 (g)		18,387		18,221,405
0.63%, 1/15/24 (g)		37,258		37,444,186
U.S. Treasury Notes:
0.50%, 9/30/16		81,330		81,196,537
1.00%, 9/15/17		228,444		228,087,170
1.63%, 8/31/19 (g)		132,138		131,229,551
1.75%, 9/30/19		10,040		10,026,667
2.00%, 8/31/21		49,758		49,085,767
2.13%, 9/30/21		102,340		101,700,276
2.38%, 8/15/24		12,109		11,968,600
Total U.S. Treasury Obligations — 28.4%				799,924,952
Total Long-Term Investments (Cost — $3,705,014,080) — 132.1%				3,722,686,179

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (h)(i)		889,705		889,705
Total Short-Term Securities (Cost — $889,705) — 0.0%				889,705

Options Purchased
(Cost — $5,113,076) — 0.2%				5,032,331
Total Investments Before TBA Sale Commitments and Options Written (Cost — $3,711,016,861) — 132.3%				3,728,608,215

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	19

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

TBA Sale Commitments (e)		Par (000)	Value
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/29	USD	22,500	$(22,626,563)
3.00%, 10/01/44		129,425	(127,481,005)
3.50%, 10/01/29-10/01/44		20,000	(20,680,500)
4.00%, 1/01/29-10/01/44		114,150	(120,355,734)
4.50%, 10/01/28-10/01/44		59,600	(64,141,092)
5.00%, 10/01/44		9,500	(10,481,765)
5.50%, 10/01/44		6,100	(6,793,161)
6.00%, 10/01/44		23,800	(26,883,632)
Freddie Mac Mortgage-Backed Securities:
3.00%, 1/01/44		13,200	(13,031,911)
3.50%, 10/01/44		3,200	(3,266,125)
4.00%, 10/01/44		26,600	(28,004,799)
4.50%, 10/01/44		5,500	(5,931,406)
5.00%, 10/01/44		8,400	(9,250,500)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 10/15/44		89,300	(92,272,011)

TBA Sale Commitments (e)		Par (000)	Value
4.00%, 10/15/44	USD	114,300	$(121,131,197)
4.50%, 10/15/44		18,800	(20,389,187)
5.00%, 1/15/43		5,300	(5,829,689)
Total TBA Sale Commitments
(Proceeds — $698,048,629) — (24.8)%			(698,550,277)

Options Written
(Premiums Received — $ 3,294,022) — (0.1)%			(3,390,695)
Total Investments Net of TBA Sale Commitments and Options Written — 107.4%			3,026,667,243
Liabilities in Excess of Other Assets — (7.4)%			(209,771,095)

Net Assets — 100.0%			$2,816,896,148

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Zero-coupon bond.

(d)	Security is perpetual in nature and has no stated maturity date.

(e)	Represents or includes a TBA transaction. Unsettled TBA transactions as of September 30, 2014 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$44,365,506	$(53,283)
BNP Paribas Securities Corp.	$(17,123,514)	$(19,858)
Citigroup Global Markets, Inc.	$(90,879,585)	$(112,800)
Credit Suisse Securities (USA) LLC	$(37,352,482)	$466,760
Deutsche Bank Securities, Inc.	$37,773,422	$(97,469)
Goldman Sachs & Co.	$93,092,545	$390,635
J.P. Morgan Securities LLC	$52,231,598	$67,522
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(7,471,956)	$34,333
Morgan Stanley & Co. LLC	$(1,949,348)	$1,250
Nomura Securities International, Inc.	$(29,037,575)	$32,113
RBC Capital Markets, LLC	$12,399,256	$24,678
Wells Fargo Securities, LLC	$1,347,907	$(39,777)

(f)	Par is less than $500.

(g)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(h)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2013	Net Activity	Shares Held at September 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	889,705	889,705	$3,956

(i)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

•	Reverse repurchase agreements outstanding as of September 30, 2014 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.07%	4/10/14	Open	$9,808,075	$9,811,393
RBC Capital Markets, LLC	0.09%	6/16/14	Open	24,960,000	24,973,354
Bank of Montreal	(0.01)%	8/15/14	Open	74,156,250	74,167,868
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.04%	8/22/14	Open	12,580,737	12,580,737
BNP Paribas Securities Corp.	0.00%	9/12/14	10/01/14	79,300,000	79,300,000
Total				$200,805,062	$200,833,352

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	Financial futures contracts outstanding as of September 30, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
	Australian Commonwealth
440	Treasury Bond (10 Year)	Sydney	December 2014	USD	46,537,293	$454,574
(44)	Euro Buxl	Eurex	December 2014	USD	7,913,809	13,441
967	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	December 2014	USD	133,355,344	320,024
639	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	December 2014	USD	139,841,156	(38,935)
(871)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	December 2014	USD	103,002,555	(241,556)
(1,147)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	December 2014	USD	142,962,797	(500,087)
(222)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	December 2014	USD	33,855,000	(527,058)
(670)	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	165,649,125	24,200
Total						$(495,397)

•	Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	1,444,572	USD	624,950	BNP Paribas S.A.	10/02/14	$(35,127)
USD	194,950	BRL	439,710	Bank of America N.A.	10/02/14	15,415
USD	430,000	BRL	971,370	Goldman Sachs International	10/02/14	33,387
USD	522,000	ZAR	5,717,782	BNP Paribas S.A.	10/02/14	15,405
USD	593,950	ZAR	6,403,613	BNP Paribas S.A.	10/02/14	26,591
USD	679,000	ZAR	7,584,634	BNP Paribas S.A.	10/02/14	7,002
USD	1,400,000	ZAR	14,935,480	BNP Paribas S.A.	10/02/14	76,718
USD	1,418,000	ZAR	15,127,508	BNP Paribas S.A.	10/02/14	77,705
USD	327,000	ZAR	3,612,206	Goldman Sachs International	10/02/14	6,959
ZAR	3,263,161	USD	296,975	BNP Paribas S.A.	10/02/14	(7,859)
ZAR	6,043,400	USD	550,000	BNP Paribas S.A.	10/02/14	(14,555)
ZAR	7,482,239	USD	678,000	BNP Paribas S.A.	10/02/14	(15,075)
ZAR	8,030,205	USD	731,000	Citibank N.A.	10/02/14	(19,525)
ZAR	3,174,898	USD	296,975	Deutsche Bank AG	10/02/14	(15,679)
ZAR	3,758,122	USD	340,000	JPMorgan Chase Bank N.A.	10/02/14	(7,031)
INR	85,340,250	USD	1,410,000	Deutsche Bank AG	10/14/14	(32,619)
MXN	20,222,163	USD	1,530,000	BNP Paribas S.A.	10/14/14	(25,878)
MXN	3,975,307	USD	301,000	Goldman Sachs International	10/14/14	(5,317)
USD	1,410,000	INR	87,011,100	Barclays Bank PLC	10/14/14	5,651
USD	452,000	MXN	6,028,487	Deutsche Bank AG	10/14/14	3,602
USD	1,274,000	MXN	16,904,069	Morgan Stanley Capital Services LLC	10/14/14	16,678
USD	105,000	MXN	1,394,736	Goldman Sachs International	10/15/14	1,267
CLP	227,810,000	USD	380,000	Credit Suisse International	10/17/14	265
CLP	1,769,179,800	USD	2,958,000	Credit Suisse International	10/17/14	(4,847)
COP	1,278,427,500	USD	630,000	Goldman Sachs International	10/17/14	398
COP	649,912,250	USD	325,000	Morgan Stanley Capital Services LLC	10/17/14	(4,526)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	21

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	951,000	CLP	574,042,620	Credit Suisse International	10/17/14	$(7,204)
USD	1,373,000	CLP	827,671,860	Credit Suisse International	10/17/14	(8,568)
USD	634,000	CLP	381,255,900	Goldman Sachs Bank USA	10/17/14	(2,401)
USD	380,000	CLP	228,095,000	Morgan Stanley Capital Services LLC	10/17/14	(741)
USD	325,000	COP	645,580,000	Credit Suisse International	10/17/14	6,662
USD	1,790,060	COP	3,573,496,778	Credit Suisse International	10/17/14	27,955
USD	572,000	COP	1,157,842,400	Morgan Stanley Capital Services LLC	10/17/14	1,063
RUB	216,404,700	USD	5,955,000	Credit Suisse International	10/20/14	(513,161)
USD	5,955,000	RUB	213,322,988	Goldman Sachs Bank USA	10/20/14	590,656
AUD	2,148,000	USD	1,994,360	Bank of America N.A.	10/21/14	(116,646)
EUR	63,800,000	USD	82,429,728	Barclays Bank PLC	10/21/14	(1,835,371)
USD	1,996,996	AUD	2,148,000	Deutsche Bank AG	10/21/14	119,282
USD	14,534,601	EUR	11,443,000	Barclays Bank PLC	10/21/14	79,410
USD	1,288,690	EUR	1,000,000	Goldman Sachs International	10/21/14	25,456
USD	87,485,867	EUR	64,650,000	JPMorgan Chase Bank N.A.	10/21/14	5,817,761
USD	1,635,050	GBP	1,000,000	Goldman Sachs International	10/21/14	14,204
USD	1,623,000	ZAR	18,406,573	Citibank N.A.	11/03/14	1,167
USD	424,000	ZAR	4,808,330	Credit Suisse International	11/03/14	330
RUB	49,250,700	USD	1,305,000	BNP Paribas S.A.	11/26/14	(76,016)
RUB	288,313,555	USD	7,642,000	Credit Suisse International	11/26/14	(447,529)
RUB	337,862,500	USD	8,950,000	Deutsche Bank AG	11/26/14	(519,103)
USD	5,955,000	RUB	218,548,500	Credit Suisse International	11/26/14	501,421
USD	11,942,000	RUB	443,675,155	Credit Suisse International	11/26/14	870,693
AUD	3,519,000	USD	3,174,982	BNP Paribas S.A.	12/17/14	(111,325)
AUD	3,519,000	USD	3,181,570	BNP Paribas S.A.	12/17/14	(117,913)
AUD	3,518,000	USD	3,178,478	Citibank N.A.	12/17/14	(115,691)
AUD	3,519,000	USD	3,180,402	Goldman Sachs International	12/17/14	(116,745)
CAD	12,503,226	USD	11,295,000	Goldman Sachs International	12/17/14	(151,905)
EUR	10,895,834	GBP	8,517,000	BNP Paribas S.A.	12/17/14	(28,034)
EUR	10,895,350	GBP	8,518,000	Citibank N.A.	12/17/14	(30,265)
EUR	17,640,000	USD	22,442,137	Deutsche Bank AG	12/17/14	(149,329)
GBP	17,035,000	EUR	21,661,068	Royal Bank of Scotland PLC	12/17/14	222,736
USD	24,972,963	AUD	27,605,302	Barclays Bank PLC	12/17/14	939,662
USD	11,295,000	CAD	12,463,321	Royal Bank of Scotland PLC	12/17/14	187,469
USD	22,842,548	EUR	17,640,000	Credit Suisse International	12/17/14	549,740
USD	24,132,748	EUR	18,962,000	Deutsche Bank AG	12/17/14	169,243
Total						$5,875,968

•	Exchange-traded options purchased as of September 30, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
U.S. Treasury Notes (10 Year)	Put	USD	124.00	10/24/14	20	$6,562
Euro Dollar 2-Year Mid-Curve	Put	USD	97.88	12/12/14	29	14,500
Euro Dollar 1-Year Mid-Curve	Put	USD	98.50	3/13/15	2,637	939,431
Euro Dollar 1-Year Mid-Curve	Put	USD	98.63	3/13/15	38	18,525
Euro Dollar 90-Day	Put	USD	99.63	3/16/15	1,408	149,600
Total						$1,128,618

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

•	OTC barrier options purchased as of September 30, 2014 were as follows:

Description	Counterparty	Strike Price		Barrier Price/Range		Expiration Date	Notional Amount (000)		Market Value
USD Currency	JPMorgan Chase Bank N.A.	BRL	2.10	BRL	2.10	1/08/15	USD	195	$6,383

•	OTC options purchased as of September 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value
EUR Currency	Citibank N.A.	Put	USD	1.28	10/06/14	EUR	31,720	$421,647

•	OTC interest rate swaptions purchased as of September 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
1-Year Interest Rate Swap	Credit Suisse International	Call	11.50%	Receive	1-day BZDIOVER	1/02/15	BRL	13,040	$4,119
2-Year Interest Rate Swap	Credit Suisse International	Call	11.80%	Receive	1-day BZDIOVER	1/02/15	BRL	5,984	4,496
2-Year Interest Rate Swap	Credit Suisse International	Call	11.80%	Receive	1-day BZDIOVER	1/02/15	BRL	4,806	3,611
2-Year Interest Rate Swap	Deutsche Bank AG	Call	12.00%	Receive	1-day BZDIOVER	1/02/15	BRL	8,923	9,736
10-Year Interest Rate Swap	Citibank N.A.	Call	2.15%	Receive	3-month LIBOR	2/27/15	USD	1,750	2,508
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.15%	Receive	3-month LIBOR	2/27/15	USD	2,700	3,718
10-Year Interest Rate Swap	Goldman Sachs Bank USA	Call	2.15%	Receive	3-month LIBOR	2/27/15	USD	7,250	9,983
10-Year Interest Rate Swap	Barclays Bank PLC	Call	2.20%	Receive	3-month LIBOR	3/04/15	USD	11,700	21,565
1-Year Interest Rate Swap	Credit Suisse International	Call	11.40%	Receive	1-day BZDIOVER	7/01/15	BRL	18,489	17,396
1-Year Interest Rate Swap	Deutsche Bank AG	Call	11.40%	Receive	1-day BZDIOVER	7/01/15	BRL	6,610	6,219
5-Year Interest Rate Swap	Citibank N.A.	Call	2.53%	Receive	3-month LIBOR	9/30/15	USD	92,720	1,442,029
10-Year Interest Rate Swap	Credit Suisse International	Put	2.70%	Pay	3-month LIBOR	11/07/14	USD	53,795	417,740
1.5-Year Interest Rate Swap	Barclays Bank PLC	Put	0.75%	Pay	3-month LIBOR	12/16/14	USD	11,257	12,368
1-Year Interest Rate Swap	Bank of America N.A.	Put	12.30%	Pay	1-day BZDIOVER	1/02/15	BRL	21,741	21,359
5-Year Interest Rate Swap	Citibank N.A.	Put	2.53%	Pay	3-month LIBOR	9/30/15	USD	92,720	1,498,836
Total									$3,475,683

•	Exchange-traded options written as of September 30, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
U.S. Treasury Notes (10 Year)	Call	USD	125.50	10/24/14	10	$(2,500)
Euro Dollar 1-Year Mid-Curve	Call	USD	99.00	12/12/14	843	(115,912)
Euro Dollar 1-Year Mid-Curve	Call	USD	99.00	3/13/15	19	(2,138)
Euro Dollar 2-Year Mid-Curve	Put	USD	97.50	12/12/14	29	(4,169)
Euro Dollar 1-Year Mid-Curve	Put	USD	98.13	3/13/15	38	(4,750)
Total						$(129,469)

•	OTC options written as of September 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value
EUR Currency	Citibank N.A.	Put	USD	1.28	10/06/14	EUR	31,720	$(421,227)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	23

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

•	OTC interest rate swaptions written as of September 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
1-Year Interest Rate Swap	Credit Suisse International	Call	10.90%	Pay	1-day BZDIOVER	1/02/15	BRL	13,040	$(1,206)
2-Year Interest Rate Swap	Credit Suisse International	Call	11.00%	Pay	1-day BZDIOVER	1/02/15	BRL	8,325	(1,222)
2-Year Interest Rate Swap	Deutsche Bank AG	Call	11.50%	Pay	1-day BZDIOVER	1/02/15	BRL	8,923	(3,706)
1-Year Interest Rate Swap	Credit Suisse International	Call	10.60%	Pay	1-day BZDIOVER	7/01/15	BRL	18,489	(6,854)
1-Year Interest Rate Swap	Deutsche Bank AG	Call	10.60%	Pay	1-day BZDIOVER	7/01/15	BRL	6,610	(2,450)
10-Year Interest Rate Swap	Citibank N.A.	Call	3.00%	Pay	3-month LIBOR	9/30/15	USD	49,140	(1,372,073)
1.5-Year Interest Rate Swap	Goldman Sachs Bank USA	Put	1.10%	Receive	3-month LIBOR	12/15/14	USD	9,407	(1,193)
1.5-Year Interest Rate Swap	Barclays Bank PLC	Put	1.10%	Receive	3-month LIBOR	12/16/14	USD	1,845	(251)
1-Year Interest Rate Swap	Credit Suisse International	Put	12.30%	Receive	1-day BZDIOVER	1/02/15	BRL	13,040	(12,811)
1-Year Interest Rate Swap	Credit Suisse International	Put	14.00%	Receive	1-day BZDIOVER	1/02/15	BRL	15,605	(212)
2-Year Interest Rate Swap	Bank of America N.A.	Put	12.50%	Receive	1-day BZDIOVER	1/02/15	BRL	5,476	(10,837)
1-Year Interest Rate Swap	Credit Suisse International	Put	12.25%	Receive	1-day BZDIOVER	7/01/15	BRL	9,245	(37,356)
10-Year Interest Rate Swap	Citibank N.A.	Put	3.00%	Receive	3-month LIBOR	9/30/15	USD	49,140	(1,389,828)
Total									$(2,839,999)

•	Centrally cleared credit default swaps — buy protection outstanding as of September 30, 2014 were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation
iTraxx Europe Series 21 Version 1	1.00%	InterContinental Exchange	6/20/19	EUR	19,000	$86,801
CDX.NA.IG Series 22 Version 1	1.00%	Chicago Mercantile	6/20/19	USD	24,440	65,001
Total						$151,802

•	Centrally cleared interest rate swaps outstanding as of September 30, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.65%[1]	3-month LIBOR	Chicago Mercantile	11/26/16	USD	2,530	$9,001
2.61%[1]	3-month LIBOR	Chicago Mercantile	8/08/24	USD	1,600	(1,585)
2.54%[1]	3-month LIBOR	Chicago Mercantile	9/09/24	USD	589	4,843
2.75%[1]	3-month LIBOR	Chicago Mercantile	9/23/24	USD	741	(6,764)
2.66%[1]	3-month LIBOR	Chicago Mercantile	9/30/24	USD	1,002	(832)
2.66%[1]	3-month LIBOR	Chicago Mercantile	9/30/24	USD	501	(552)
2.64%[1]	3-month LIBOR	Chicago Mercantile	10/01/24	USD	748	1,190
2.64%[1]	3-month LIBOR	Chicago Mercantile	10/02/24	USD	501	841
Total						$6,142

[1]	Fund pays the fixed rate and receives the floating rate.

•	OTC credit default swaps — buy protection outstanding as of September 30, 2014 were as follows:

Issuer	Pay Fixed Rate	Counterparty/ Clearinghouse	Expiration Date	Notional Amount (000)		Market Value	Premiums Received	Unrealized Appreciation
United Mexican States	1.00%	BNP Paribas S.A.	12/20/19	USD	2,494	$(8,806)	$(20,230)	$11,424

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

•	OTC credit default swaps — sold protection outstanding as of September 30, 2014 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Transocean, Inc.	1.00%	Goldman Sachs Bank USA	6/20/19	BBB-	USD	1,590	$(111,455)	$(47,081)	$(64,374)
Transocean, Inc.	1.00%	Goldman Sachs Bank USA	6/20/19	BBB-	USD	250	(17,525)	(7,403)	(10,122)
Valero Energy Corp.	1.00%	Barclays Bank PLC	9/20/19	BBB	USD	303	(1,408)	1,249	(2,657)
Valero Energy Corp.	1.00%	Barclays Bank PLC	9/20/19	BBB	USD	125	(580)	580	(1,160)
Valero Energy Corp.	1.00%	Citibank N.A.	9/20/19	BBB	USD	70	(325)	591	(916)
Valero Energy Corp.	1.00%	JPMorgan Chase Bank N.A.	9/20/19	BBB	USD	1,122	(5,210)	2,511	(7,721)
Valero Energy Corp.	1.00%	JPMorgan Chase Bank N.A.	9/20/19	BBB	USD	250	(1,159)	3,057	(4,216)
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BBB-	USD	495	(45,660)	(40,344)	(5,316)
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BBB-	USD	495	(45,660)	(39,384)	(6,276)
Transocean, Inc.	1.00%	Goldman Sachs Bank USA	12/20/19	BBB-	USD	1,150	(106,143)	(83,572)	(22,571)
Transocean, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/19	BBB-	USD	1,460	(134,752)	(134,602)	(150)
Transocean, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/19	BBB-	USD	495	(45,660)	(43,842)	(1,818)
Barrick Gold Corp.	1.00%	Goldman Sachs Bank USA	6/20/21	BBB	USD	2,244	(180,972)	(178,055)	(2,917)
CMBX.NA Series 3 AM	0.50%	Credit Suisse International	12/13/49	BBB-	USD	400	(14,431)	(38,254)	23,823
CMBX.NA Series 3 AM	0.50%	JPMorgan Chase Bank N.A.	12/13/49	BBB-	USD	5,000	(180,391)	(459,484)	279,093
CMBX.NA Series 3 AM	0.50%	Royal Bank of Scotland PLC	12/13/49	BBB-	USD	1,000	(36,078)	(96,845)	60,767
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB	USD	1,820	(78,756)	(262,681)	183,925
Total							$(1,006,165)	$(1,423,559)	$417,394

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	OTC Interest rate swaps outstanding as of September 30, 2014 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6.46%[1]	3-month JIBAR	JPMorgan Chase Bank N.A.	9/25/15	ZAR	195,837	$(3,327)	$(497)	$(2,830)
6.53%[1]	3-month JIBAR	JPMorgan Chase Bank N.A.	9/26/15	ZAR	195,837	6,567	(783)	7,350
11.65%[1]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	48,950	(53,220)	(1,836)	(51,384)
11.12%[1]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	9,350	(33,371)	(143)	(33,228)
11.36%[1]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	7,862	(17,524)	(104)	(17,420)
11.12%[1]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	2,045	(7,224)	(16)	(7,208)
11.26%[1]	1-day BZDIOVER	Deutsche Bank AG	1/04/16	BRL	22,450	(68,321)	(489)	(67,832)
11.87%[1]	1-day BZDIOVER	Deutsche Bank AG	1/04/16	BRL	9,600	28,008	(509)	28,517
11.41%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	10,410	(18,512)	(149)	(18,363)
11.80%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	9,380	(11,179)	234	(11,413)
11.76%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	9,246	17,607	(185)	17,792
11.63%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	8,743	(10,326)	(320)	(10,006)
11.68%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	8,521	(7,213)	(343)	(6,870)
11.22%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	7,610	(19,719)	(78)	(19,641)
10.89%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	7,412	(36,363)	(33)	(36,330)
11.91%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	4,180	15,164	(98)	15,262
6.85%[2]	3-month JIBAR	JPMorgan Chase Bank N.A.	9/25/16	ZAR	101,375	13,212	645	12,567
6.95%[2]	3-month JIBAR	JPMorgan Chase Bank N.A.	9/26/16	ZAR	101,375	(3,364)	827	(4,191)
11.17%[2]	1-day BZDIOVER	Credit Suisse International	1/02/17	BRL	4,654	39,644	85	39,559
11.49%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/17	BRL	5,821	(29,777)	(197)	(29,580)
3.27%[2]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	8,580	(642,773)	—	(642,773)
0.87%[2]	6-month PRIBOR	Goldman Sachs Bank USA	9/19/21	CZK	78,426	(6,928)	—	(6,928)
0.89%[2]	6-month PRIBOR	Morgan Stanley Capital Services LLC	9/22/21	CZK	20,803	(2,990)	—	(2,990)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	25

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

OTC Interest rate swaps outstanding as of September 30, 2014 were as follows: (concluded)

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6.19%[1]	28-day MXIBTIIE	Goldman Sachs Bank USA	7/25/24	MXN	24,010	$(23,605)	$(147)	$(23,458)
5.99%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	8/26/24	MXN	8,568	(18,786)	—	(18,786)
6.26%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	9/09/24	MXN	11,171	(8,425)	(69)	(8,356)
6.42%[1]	28-day MXIBTIIE	Deutsche Bank AG	9/16/24	MXN	7,512	872	(49)	921
6.41%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	9/16/24	MXN	15,023	631	(97)	728
6.46%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	9/17/24	MXN	11,335	3,311	(148)	3,459
6.37%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	9/18/24	MXN	7,512	(1,768)	(48)	(1,720)
Total						$(899,699)	$(4,547)	$(895,152)

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$423,836,673	$16,109,864	$439,946,537
Corporate Bonds.	—	572,349,228	—	572,349,228
Foreign Agency Obligations	—	5,661,798	—	5,661,798
Foreign Government Obligations	—	44,641,316	—	44,641,316
Non-Agency Mortgage-Backed Securities	—	187,172,895	4,941,957	192,114,852
Preferred Securities	$3,141,160	20,987,490	—	24,128,650
Project Loans	—	—	79,283	79,283
Taxable Municipal Bonds	—	23,715,848	—	23,715,848
U.S. Government Sponsored Agency Securities	—	1,620,123,715	—	1,620,123,715
U.S. Treasury Obligations	—	799,924,952	—	799,924,952
Short-Term Securities	889,705	—	—	889,705
Options Purchased:
Foreign Currency Exchange Contracts	—	428,030	—	428,030
Interest Rate Contracts	1,128,618	3,475,683	—	4,604,301
Liabilities:
Investments:
TBA Sale Commitments	—	(698,550,277)	—	(698,550,277)
Total	$5,159,483	$3,003,767,351	$21,131,104	$3,030,057,938

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (concluded)	BlackRock Core Bond Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$710,834	—	$710,834
Foreign currency exchange contracts	—	10,411,953	—	10,411,953
Interest rate contracts	$812,239	142,030	—	954,269
Liabilities:
Credit contracts	—	(130,214)	—	(130,214)
Foreign currency exchange contracts	—	(4,957,212)	—	(4,957,212)
Interest rate contracts	(1,437,105)	(3,871,039)	—	(5,308,144)
Total	$(624,866)	$2,306,352	—	$1,681,486

[1]     Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of September 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$26,325,259	—	—	$26,325,259
Foreign currency at value	3,560,927	—	—	3,560,927
Cash pledged for financial futures contracts	2,503,000	—	—	2,503,000
Cash pledged as collateral for OTC derivatives	1,210,000	—	—	1,210,000
Cash pledged for centrally cleared swaps	681,000	—	—	681,000
Cash pledged as collateral for TBA commitments	13,000	—	—	13,000
Liabilities:
Reverse repurchase agreements	—	$(200,833,352)	—	(200,833,352)
Cash received as collateral for TBA commitments	—	(643,000)	—	(643,000)
Total	$34,293,186	$(201,476,352)	—	$(167,183,166)

There were no transfers between Level 1 and Level 2 during the year ended September 30, 2014.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Non-Agency Mortgage-Backed Securities	Project Loans	Total
Assets:
Opening Balance, as of September 30, 2013	$134,385,224	$6,310,520	$10,315,901	$87,365	$151,099,010
Transfers into Level 3	—	—	95,703	—	95,703
Transfers out of Level 3[1]	(93,609,288)	—	(3,347,108)	—	(96,956,396)
Accrued discounts/premiums	7,318	—	4,732	(365)	11,685
Net realized gain (loss)	7,820	(1,971,351)	39,939	(1,758)	(1,925,350)
Net change in unrealized appreciation/depreciation[2,3]	43,510	1,982,956	(35,939)	22,906	2,013,433
Purchases	20,458,893	—	1,862,500	41	22,321,434
Sales	(45,183,613)	(6,322,125)	(3,993,771)	(28,906)	(55,528,415)
Closing Balance, as of September 30, 2014	$16,109,864	—	$4,941,957	$79,283	$21,131,104

Net change in unrealized appreciation/depreciation on investments still held at September 30, 2014[3]	$15,869	—	$71,692	$22,906	$110,467

[1]

As of September 30, 2013, the Fund used significant unobservable inputs in determining the value of certain investments. As of September 30, 2014, the Fund used observable inputs in determining the value on the same investments. As a result, investments with a beginning of year value of $96,956,396 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[3]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at September 30, 2014 is generally due to investments no longer held or categorized as Level 3 at year end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	27

Consolidated Schedule of Investments September 30, 2014	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACAS CLO Ltd., Series 2014-1A, Class C, 3.13%, 7/18/26 (a)(b)	USD	1,250	$1,216,408
Adams Mill CLO Ltd., Series 2014-1A, Class D1, 3.73%, 7/15/26 (a)(b)		3,500	3,327,100
Adirondack Park CLO Ltd., Series 2013-1A, Class D, 3.88%, 4/15/24 (a)(b)		3,500	3,365,427
ALM V Ltd., Series 2012-5A, Class D, 5.73%, 2/13/23 (a)(b)		9,900	9,559,570
ALM VII Ltd., Series 2013-7RA, Class D, 5.23%, 4/24/24 (a)(b)		5,175	4,812,079
ALM VIII Ltd.:
Series 2013-8A, Class B, 2.98%, 1/20/26 (a)(b)		2,300	2,260,544
Series 2013-8A, Class C, 3.43%, 1/20/26 (a)(b)		2,800	2,616,614
Series 2013-8A, Class D, 4.73%, 1/20/26 (a)(b)		2,400	2,137,988
ALM XIV Ltd.:
Series 2014-14A, Class B, 3.18%, 7/28/26 (a)(b)		7,198	7,085,381
Series 2014-14A, Class C, 3.68%, 7/28/26 (a)(b)		4,250	4,035,375
Series 2014-14A, Class D, 5.08%, 7/28/26 (a)(b)		2,500	2,298,000
Apidos CLO XII, Series 2013-12A, Class D, 3.28%, 4/15/25 (a)(b)		1,000	928,456
Apidos CLO XVI:
Series 2013-16A, Class B, 3.03%, 1/19/25 (a)(b)		1,688	1,662,949
Series 2013-16A, Class C, 3.48%, 1/19/25 (a)(b)		4,500	4,211,254
Series 2013-16A, Class D, 4.73%, 1/19/25 (a)(b)		2,000	1,778,268
Apidos CLO XVIII:
Series 2014-18A, Class C, 3.88%, 7/22/26 (a)(b)		3,300	3,160,334
Series 2014-18A, Class D, 5.43%, 7/22/26 (a)(b)		2,500	2,315,501
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A3L, 2.93%, 2/17/26 (a)(b)		1,900	1,821,743
Atlas Senior Loan Fund V Ltd.:
Series 2014-1A, Class C, 3.23%, 7/16/26 (a)(b)		750	738,951
Series 2014-1A, Class D, 3.68%, 7/16/26 (a)(b)		1,250	1,163,433
Atrium X, Series 10A, Class D, 3.73%, 7/16/25 (a)(b)		1,000	955,173
Avalon IV Capital Ltd., Series 2012-1AR, Class CR, 3.08%, 4/17/23 (a)(b)		3,650	3,641,824
Avery Point III CLO Ltd., Series 2013-3A, Class E, 5.23%, 1/18/25 (a)(b)		2,000	1,836,394
Battalion CLO IV Ltd., Series 2013-4A, Class C, 3.58%, 10/22/25 (a)(b)		2,750	2,557,238
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class C, 3.73%, 7/15/24 (a)(b)		2,000	1,884,197
Benefit Street Partners CLO III Ltd., Series 2013-IIIA, Class C, 3.49%, 1/20/26 (a)(b)		2,700	2,497,176
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class C, 3.73%, 7/20/26 (a)(b)		2,750	2,576,195
Brookside Mill CLO Ltd., Series 2013-1A, Class D, 3.28%, 4/17/25 (a)(b)		1,000	920,634
Carlyle Global Market Strategies CLO, Series 2012-2AR, Class ER, 6.33%, 7/20/23 (a)(b)		5,180	5,140,727
Carlyle Global Market Strategies CLO Ltd.:
Series 2013-1A, Class C, 4.23%, 2/14/25 (a)(b)		2,000	1,962,146

Asset-Backed Securities		Par (000)	Value
Series 2013-2A, Class D, 3.98%, 4/18/25 (a)(b)	USD	2,250	$2,163,184
Cedar Funding III CLO Ltd.:
Series 2014-3A, Class C, 3.03%, 5/20/26 (a)(b)		4,255	4,159,263
Series 2014-3A, Class D, 3.78%, 5/20/26 (a)(b)		3,695	3,519,487
Cent CDO 12 Ltd., Series 2006-12A, Class C, 0.98%, 11/18/20 (a)(b)		13,000	12,177,017
Central Park CLO Ltd., Series 2011-1A, Class D, 3.43%, 7/23/22 (a)(b)		2,250	2,219,035
CFIP CLO Ltd., Series 2013-1A, Class D, 3.98%, 4/20/24 (a)(b)		2,000	1,891,593
CIFC Funding Ltd.:
Series 2012-1AR, Class B1R, 4.39%, 8/14/24 (a)(b)		2,250	2,233,625
Series 2013-2A, Class B1L, 3.83%, 4/21/25 (a)(b)		1,750	1,666,224
Series 2014-2A, Class A3L, 3.08%, 5/24/26 (a)(b)		2,295	2,240,455
Series 2014-3A, Class C1, 2.95%, 7/22/26 (a)(b)		3,000	2,910,326
Series 2014-3A, Class D, 3.55%, 7/22/26 (a)(b)		2,850	2,659,610
Dryden 34 Senior Loan Fund, Series 2014-34A, Class C, 3.03%, 10/15/26 (a)(b)		2,800	2,765,106
EXUMR, Series 2006-4X, Class E, 4.30%, 12/22/49 (b)(c)(d)		1,905	723,720
Figueroa CLO Ltd., Series 2013-1A, Class C, 3.88%, 3/21/24 (a)(b)		3,850	3,687,807
Flatiron CLO Ltd.:
Series 2012-1A, Class C, 4.73%, 10/25/24 (a)(b)		1,650	1,643,058
Series 2013-1A, Class C, 3.83%, 1/17/26 (a)(b)		2,000	1,914,058
Fraser Sullivan CLO VII Ltd., Series 2012-7X, Class SUB, 0.00%, 4/20/23		6,150	5,535,000
Galaxy XIV CLO Ltd., Series 2012-14A, Class D, 4.62%, 11/15/24 (a)(b)		2,150	2,155,722
Galaxy XVIII CLO Ltd., Series 2014-18A, Class C1, 3.23%, 10/15/26 (a)(b)		4,550	4,505,770
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class D, 3.53%, 4/25/25 (a)(b)		1,500	1,419,128
Gramercy Park CLO Ltd., Series 2012-1AR, Class DR, 5.73%, 7/17/23 (a)(b)		7,000	6,928,115
Halcyon Loan Advisors Funding Ltd., Series 2013-1A, Class C, 3.73%, 4/15/25 (a)(b)		2,000	1,885,680
ING Investment Management CLO Ltd., Series 2013-2A, Class C, 3.73%, 4/25/25 (a)(b)		1,250	1,187,935
Jamestown CLO I Ltd., Series 2012-1A, Class C, 4.24%, 11/05/24 (a)(b)		4,000	3,945,768
Jamestown CLO IV Ltd.:
Series 2014-4A, Class C, 3.73%, 7/15/26 (a)(b)		1,000	941,978
Series 2014-4A, Class SUB, 0.01%, 7/15/26 (a)		2,000	1,840,000
Laurelin II BV, 0.76%, 7/15/23 (b)	EUR	5,500	6,686,604
LCM X LP:
Series 10AR, Class CR, 3.08%, 4/15/22 (a)(b)	USD	2,000	1,991,067
Series 10AR, Class ER, 5.73%, 4/15/22 (a)(b)		1,550	1,522,479
Madison Park Funding VIII Ltd.: Series 2012-8AR, Class CR, 3.03%, 4/22/22 (a)(b)		3,750	3,729,870

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Series 2012-8AR, Class DR, 4.08%, 4/22/22 (a)(b)	USD	2,750	$2,743,070
Madison Park Funding XIV Ltd., Series 2014-14A, Class D, 3.83%, 7/25/26 (a)(b)		5,500	5,250,085
Marine Park CLO Ltd., Series 2012-1A, Class D, 5.98%, 5/18/23 (a)(b)		2,500	2,447,754
Mill Creek CLO Ltd., Series 2011-1A, Class E, 6.98%, 1/20/22 (a)(b)		5,500	5,500,787
Neuberger Berman CLO XV Ltd., Series 2013-15A, Class D, 3.48%, 10/15/25 (a)(b)		2,500	2,322,744
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class D, 3.78%, 8/04/25 (b)		1,000	947,700
Octagon Investment Partners XII Ltd., Series 2012-1AR, Class ER, 5.74%, 5/05/23 (a)(b)		7,150	7,099,118
Octagon Investment Partners XIX Ltd.:
Series 2014-1A, Class C, 3.08%, 4/15/26 (a)(b)		2,400	2,346,000
Series 2014-1A, Class D, 3.73%, 4/15/26 (a)(b)		2,500	2,418,625
Series 2014-1A, Class F, 5.73%, 4/15/26 (a)(b)		1,950	1,710,140
Series 2014-1A, Class SUB, 0.00%, 4/15/26 (a)		2,600	2,405,000
Octagon Investment Partners XV Ltd.:
Series 2013-1A, Class D, 3.78%, 1/19/25 (a)(b)		5,935	5,674,435
Series 2013-1A, Class E, 4.98%, 1/19/25 (a)(b)		3,000	2,731,546
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class D, 3.58%, 7/17/25 (a)(b)		1,250	1,179,727
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class D, 3.42%, 10/25/25 (a)(b)		1,000	934,166
Octagon Investment Partners XX Ltd.:
Series 2014-1A, Class D, 3.88%, 8/12/26 (a)(b)		2,250	2,154,606
Series 2014-1A, Class E, 5.48%, 8/12/26 (a)(b)		3,250	3,018,352
OZLM Funding III Ltd., Series 2013-3A, Class B, 3.33%, 1/22/25 (a)(b)		4,500	4,474,765
OZLM Funding IV Ltd., Series 2013-4A, Class C, 3.43%, 7/22/25 (a)(b)		2,000	1,849,298
OZLM Funding Ltd., Series 2012-2A, Class C, 4.57%, 10/30/23 (a)(b)		1,000	1,002,718
OZLM VII Ltd.:
Series 2014-7A, Class B1, 3.08%, 7/17/26 (a)(b)		2,250	2,203,089
Series 2014-7A, Class C, 3.83%, 7/17/26 (a)(b)		5,250	4,941,651
Series 2014-7A, Class D, 5.23%, 7/17/26 (a)(b)		5,000	4,463,647
Palmer Square CLO Ltd.:
Series 2014-1A, Class B, 2.77%, 10/17/22 (a)(b)		6,750	6,593,165
Series 2014-1A, Class C, 4.07%, 10/17/22 (a)(b)		3,980	3,921,123
Series 2014-1A, Class D, 5.97%, 10/17/22 (a)(b)		2,900	2,871,831
Regatta Funding LP:
Series 2013-2A, Class C, 4.23%, 1/15/25 (a)(b)		2,750	2,676,598
Series 2013-2A, Class D, 5.73%, 1/15/25 (a)(b)		4,500	4,222,696
Regatta III Funding Ltd., Series 2014-1A, Class D, 5.14%, 4/15/26 (a)(b)		3,000	2,694,664

Asset-Backed Securities		Par (000)	Value
Regatta IV Funding Ltd.:
Series 2014-1A, Class C, 3.22%, 7/25/26 (a)(b)	USD	2,000	$1,964,128
Series 2014-1A, Class D, 3.73%, 7/25/26 (b)		1,000	939,846
Series 2014-1A, Class E, 5.22%, 7/25/26 (a)(b)		1,000	897,704
Seneca Park CLO Ltd., Series 2014-1A, Class SUB, 0.00%, 7/17/26 (a)		2,500	2,400,000
Silvermore CLO Ltd., Series 2014-1A, Class C, 5.13%, 5/15/26 (a)(b)		1,250	1,170,050
Sound Point CLO III Ltd., Series 2013-2A, Class D, 4.13%, 7/15/25 (a)(b)		1,750	1,687,702
Steele Creek CLO Ltd.:
Series 2014-1A, Class B, 2.48%, 8/21/26 (a)(b)		4,000	3,917,518
Series 2014-1A, Class C, 3.43%, 8/21/26 (a)(b)		2,500	2,456,250
Sudbury Mill CLO Ltd., Series 2013-1A, Class C, 3.23%, 1/17/26 (a)(b)		2,500	2,478,337
Symphony CLO VII Ltd., Series 2011-7A, Class E, 3.84%, 7/28/21 (a)(b)		1,250	1,221,242
Tyron Park CLO Ltd., Series 2013-1A, Class C, 3.73%, 7/15/25 (a)(b)		2,250	2,142,992
VENTURE XIII CLO Ltd., Series 2013-13A, Class D, 3.78%, 6/10/25 (a)(b)		2,000	1,892,070
Venture XVII CLO Ltd., Series 2014-17A, Class C, 3.07%, 7/15/26 (a)(b)		4,500	4,381,145
Voya CLO Ltd., Series 2014-3A, Class C, 3.83%, 7/25/26 (a)(b)		4,500	4,239,421
Washington Mill CLO Ltd.:
Series 2014-1A, Class C, 3.23%, 4/20/26 (a)(b)		2,485	2,463,403
Series 2014-1A, Class D, 3.68%, 4/20/26 (a)(b)		5,770	5,413,790
WhiteHorse IX Ltd., Series 2014-9A, Class C, 2.93%, 7/17/26 (a)(b)		3,250	3,112,818
WhiteHorse VIII Ltd., Series 2014-1A, Class C, 2.99%, 5/01/26 (a)(b)		3,975	3,826,749
Total Asset-Backed Securities — 2.3%			316,720,028

Common Stocks		Shares
Auto Components — 1.1%
The Goodyear Tire & Rubber Co.	6,584,699		148,715,424
Lear Corp.		10,350	894,343

			149,609,767
Banks — 0.4%
Citigroup, Inc.		997,180	51,673,868
Capital Markets — 1.0%
American Capital, Ltd. (c)	9,132,000		129,309,120
E*Trade Financial Corp. (c)		414,700	9,368,073
Freedom Pay, Inc. (c)		314,534	3

			138,677,196
Chemicals — 0.5%
Advanced Emissions Solutions, Inc. (c)		310,220	6,598,379
Huntsman Corp.	2,262,943		58,813,889
LyondellBasell Industries NV		249	27,056

			65,439,324

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	29

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Consumer Finance — 1.7%
Ally Financial, Inc. (c)	4,600,276	$106,450,377
Ally Financial, Inc. (c)	4,053,560	93,799,378
Ally Financial, Inc. (c)	1,203,133	27,840,498

		228,090,253
Diversified Consumer Services — 0.0%
Houghton Mifflin Harcourt Co. (c)	326,824	6,353,459
Diversified Financial Services — 0.0%
Adelphia Recovery Trust, Series ACC-1 INT (c)	1,108,793	2,439
Adelphia Recovery Trust, Series ACC-4 INT (c)	34,394,678	3,439
Adelphia Recovery Trust, Series Arahova INT (c)	242,876	2,987
Adelphia Recovery Trust, Series Frontiervision INT (c)	131,748	1,331
Concrete Investment II SCA (c)	120,971	1

		10,197
Diversified Telecommunication Services — 0.0%
Broadview Networks Holdings, Inc. (c)	401,700	803,400
Electrical Equipment — 0.0%
Medis Technologies Ltd. (c)	852,625	8
Health Care Providers & Services — 0.0%
HealthSouth Corp.	2,202	81,254
Hotels, Restaurants & Leisure — 0.3%
Amaya Gaming Group Inc. (Acquired 8/01/14, cost $23,724,099) (e)	1,287,151	34,965,296
Insurance — 0.7%
American International Group, Inc.	1,843,485	99,585,060
Machinery — 0.0%
Reunion Industries, Inc. (c)	8,341	500
Media — 0.1%
Cengage Learning Acquisitions, Inc. (Thomson Learning) (c)	344,371	10,718,547
Clear Channel Outdoor Holdings, Inc., Class A	148,418	1,000,337

		11,718,884
Metals & Mining — 0.0%
African Minerals Ltd. (c)	736,359	205,920
Peninsula Energy Ltd. (c)(f)	277,576,315	5,106,849

		5,312,769
Oil, Gas & Consumable Fuels — 0.5%
African Petroleum Corp. Ltd. (c)	1,853,831	225,065
Laricina Energy Ltd. (c)	376,471	11,714,822
Osum Oil Sands Corp. (c)	1,600,000	18,886,557
Seven Generations Energy Ltd. (Acquired 3/25/14, cost $19,952,579) (c)(e)	1,784,000	32,368,302

		63,194,746
Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd. (c)	2,303,699	5,574,378
Ainsworth Lumber Co. Ltd. (c)	1,315,439	3,170,208
Ainsworth Lumber Co. Ltd. (c)	925,544	2,239,586
Western Forest Products, Inc.	1,996,629	3,993,436

		14,977,608
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp. (c)	1,381	46,788
Software — 0.1%
kCAD Holdings I Ltd. (c)	2,860,032,041	16,187,781
Technology Hardware, Storage & Peripherals — 0.4%
Nokia OYJ — ADR	6,113,756	51,722,376

Common Stocks		Shares	Value
Trading Companies & Distributors — 0.2%
HD Supply Holdings, Inc. (c)		800,930	$21,833,352
Transportation Infrastructure — 0.6%
General Maritime Corp. (c)		4,054,054	74,999,999
Total Common Stocks — 7.7%			1,035,283,885

Corporate Bonds		Par (000)
Aerospace & Defense — 1.1%
B/E Aerospace, Inc., 5.25%, 4/01/22	USD	6,083	6,554,433
LMI Aerospace, Inc., 7.38%, 7/15/19 (a)		6,504	6,504,000
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (a)		7,557	8,161,560
TransDigm, Inc.:
5.50%, 10/15/20		12,000	11,640,000
6.00%, 7/15/22 (a)		67,925	67,075,937
6.50%, 7/15/24 (a)		52,072	51,876,730

			151,812,660
Air Freight & Logistics — 0.1%
CEVA Group PLC:
7.00%, 3/01/21 (a)		775	775,000
9.00%, 9/01/21 (a)		5,512	5,498,220
XPO Logistics, Inc., 7.88%, 9/01/19 (a)		8,305	8,574,913

			14,848,133
Airlines — 1.0%
American Airlines Pass-Through Trust, 6.00%, 1/15/17 (a)		50,835	52,868,400
Continental Airlines Pass-Through Certificates, Series 2012-3, Class C, 6.13%, 4/29/18		20,855	22,106,300
National Air Cargo Group, Inc.:
12.38%, 8/16/15		4,035	4,035,392
12.38%, 8/16/15		3,970	3,970,400
US Airways Pass-Through Trust, Series 2011-1, Class C, 10.88%, 10/22/14		5,386	5,426,426
Virgin Australia Trust:
Series 2013-1C, 7.13%, 10/23/18 (a)		32,934	34,333,688
Series 2013-1D, 8.50%, 10/23/16 (a)		16,368	17,007,284

			139,747,890
Auto Components — 1.7%
AA Bond Co. Ltd., 9.50%, 7/31/43	GBP	7,744	13,778,134
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.88%, 3/15/19	USD	35,891	35,352,635
6.00%, 8/01/20		28,372	29,152,230
5.88%, 2/01/22		38,059	38,059,000
IDQ Holdings, Inc., 11.50%, 4/01/17 (a)		5,440	5,895,600
Pittsburgh Glass Works LLC, 8.00%, 11/15/18 (a)		4,450	4,717,000
Rhino Bondco SpA, 7.25%, 11/15/20	EUR	4,205	5,559,451
Schaeffler Finance BV, 2.75%, 5/15/19		16,565	20,922,537
Schaeffler Holding Finance BV, 6.88% (6.88% Cash or 7.38% PIK), 8/15/18 (g)		12,200	16,148,940
Servus Luxembourg Holding SCA, 7.75%, 6/15/18		4,879	6,545,237
UCI International, Inc., 8.63%, 2/15/19	USD	53,847	51,946,201

			228,076,965

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Automobiles — 0.5%
General Motors Co.:
4.88%, 10/02/23	USD	6,740	$7,127,550
6.25%, 10/02/43		32,320	37,814,400
Jaguar Land Rover Automotive PLC, 5.00%, 2/15/22	GBP	12,630	20,628,561

			65,570,511
Banks — 0.6%
Banco Espirito Santo SA:
2.63%, 5/08/17	EUR	10,300	11,318,252
4.75%, 1/15/18		12,200	14,330,643
4.00%, 1/21/19		4,000	4,547,005
CIT Group, Inc.:
5.50%, 2/15/19 (a)	USD	18,764	19,631,835
5.00%, 8/01/23		11,377	11,291,673
6.00%, 4/01/36		21,122	20,910,780

			82,030,188
Beverages — 0.1%
Hydra Dutch Holdings 2BV, 5.83%, 4/15/19 (b)	EUR	11,375	14,120,155
Biotechnology — 0.2%
Grifols Worldwide Operations Ltd., 5.25%, 4/01/22 (a)	USD	11,695	11,548,813
Laba Royalty Sub LLC, 9.00%, 5/15/29 (a)		15,075	15,225,750

			26,774,563
Building Products — 0.5%
Builders FirstSource, Inc., 7.63%, 6/01/21 (a)		17,073	17,371,777
CPG Merger Sub LLC, 8.00%, 10/01/21 (a)		1,460	1,481,900
The Hillman Group, Inc., 6.38%, 7/15/22 (a)		9,004	8,711,370
Pfleiderer GmbH, 7.88%, 8/01/19	EUR	2,520	3,023,758
The Ryland Group, Inc., 6.63%, 5/01/20	USD	2,825	2,994,500
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR	4,404	6,285,628
USG Corp., 9.75%, 1/15/18	USD	23,919	27,746,040

			67,614,973
Capital Markets — 0.2%
American Capital, Ltd., 6.50%, 9/15/18 (a)		4,866	4,987,650
E*Trade Financial Corp.:
0.00%, 8/31/19 (a)(h)(i)		1,420	3,111,575
Series A, 0.00%, 8/31/19 (h)(i)		328	718,730
Lehman Brothers Holdings, Inc.:
5.38%, 10/17/12 (b)(c)(d)	EUR	4,550	1,235,585
4.75%, 1/16/14 (b)(c)(d)		14,545	3,949,800
0.00%, 2/05/14 (b)(c)(d)		22,800	6,299,496

			20,302,836
Chemicals — 0.9%
Axalta Coating Systems U.S. Holdings, Inc./Axalta Coating Systems Dutch Holding B BV:
5.75%, 2/01/21		3,000	4,016,521
7.38%, 5/01/21 (a)	USD	19,810	21,246,225
Axiall Corp., 4.88%, 5/15/23		3,388	3,252,480
Celanese U.S. Holdings LLC:
3.25%, 10/15/19	EUR	3,382	4,305,063
4.63%, 11/15/22	USD	2,785	2,729,300
Chemtura Corp., 5.75%, 7/15/21		5,400	5,346,000
Huntsman International LLC:
8.63%, 3/15/20		4,340	4,578,700
4.88%, 11/15/20		4,620	4,550,700
5.13%, 4/15/21	EUR	11,190	14,779,795
INEOS Group Holdings SA:
6.13%, 8/15/18 (a)	USD	10,720	10,693,200
6.50%, 8/15/18	EUR	2,679	3,467,916
5.75%, 2/15/19		3,736	4,730,577
LSB Industries, Inc., 7.75%, 8/01/19		6,275	6,651,500

Corporate Bonds		Par (000)	Value
Chemicals (concluded)
Momentive Performance Materials, Inc., 8.88%, 10/15/20 (c)(d)	USD	6,559	$5,878,504
Monitchem HoldCo 3 SA, 5.25%, 6/15/21	EUR	2,603	3,221,982
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.38%, 3/01/18	USD	4,370	4,326,300
Perstorp Holding AB, 8.75%, 5/15/17 (a)		5,665	5,905,763
PolyOne Corp., 5.25%, 3/15/23		7,716	7,484,520
Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 1/15/21 (a)		9,441	9,818,640

			126,983,686
Commercial Services & Supplies — 4.4%
ADS Waste Holdings, Inc., 8.25%, 10/01/20		8,980	9,361,650
Anna Merger Sub, Inc., 7.75%, 10/01/22 (a)		17,620	17,708,100
Aviation Capital Group Corp., 6.75%, 4/06/21 (a)		7,360	8,353,600
Bilbao Luxembourg SA, 10.50% (10.50% Cash or 11.25% PIK), 12/01/18 (g)	EUR	3,045	4,095,999
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (a)	USD	50,641	57,477,535
Ceridian LLC, 8.88%, 7/15/19 (a)		110,880	122,661,000
Covanta Holding Corp.:
6.38%, 10/01/22		15,936	16,812,480
5.88%, 3/01/24		9,445	9,445,000
Garda World Security Corp., 7.25%, 11/15/21 (a)		5,958	5,928,210
HD Supply, Inc.:
8.13%, 4/15/19		28,814	31,119,120
11.00%, 4/15/20		71,032	80,443,740
7.50%, 7/15/20		88,766	92,094,725
The Hertz Corp.:
7.50%, 10/15/18		5,615	5,811,525
6.75%, 4/15/19		7,060	7,280,625
5.88%, 10/15/20		2,250	2,283,750
7.38%, 1/15/21		13,500	14,242,500
6.25%, 10/15/22		7,780	7,877,250
Igloo Holdings Corp., 8.25% (8.25% Cash or 9.00% PIK), 12/15/17 (a)(g)		5,482	5,564,230
IVS F. SpA, 7.13%, 4/01/20	EUR	9,646	12,774,343
Laureate Education, Inc., 9.25%, 9/01/19 (a)	USD	41,026	41,231,130
Mobile Mini, Inc., 7.88%, 12/01/20		8,100	8,667,000
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (a)		8,220	8,363,850
Univeg Holding BV, 7.88%, 11/15/20	EUR	5,580	6,611,031
Verisure Holding AB, 8.75%, 12/01/18		2,957	3,977,625
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (a)	USD	16,887	18,259,069

			598,445,087
Communications Equipment — 0.6%
Alcatel-Lucent USA, Inc.:
4.63%, 7/01/17 (a)		13,425	13,576,031
6.75%, 11/15/20 (a)		30,919	31,382,785
6.45%, 3/15/29		11,739	11,064,007
CommScope, Inc.:
5.00%, 6/15/21 (a)		9,372	9,184,560
5.50%, 6/15/24 (a)		9,116	8,956,470

			74,163,853
Computer Services — 0.3%
SunGard Data Systems, Inc., 6.63%, 11/01/19		44,205	44,205,000
Construction & Engineering — 1.2%
Abengoa Greenfield SA, 6.50%, 10/01/19 (a)		22,749	22,635,255

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	31

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Construction & Engineering (concluded)
AECOM Technology Corp.:
5.75%, 10/15/22 (a)	USD	6,424	$6,448,090
5.88%, 10/15/24 (a)		25,512	25,671,450
Aguila 3 SA, 7.88%, 1/31/18 (a)		20,437	20,947,925
Aldesa Financial Services SA, 7.25%, 4/01/21	EUR	6,796	8,540,816
Astaldi SpA, 7.13%, 12/01/20		21,105	27,923,013
BIBBY Offshore Services PLC, 7.50%, 6/15/21	GBP	7,486	12,136,461
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (a)	USD	32,607	32,770,035
Modular Space Corp., 10.25%, 1/31/19 (a)		7,820	7,898,200
Novafives SAS, 4.50%, 6/30/21	EUR	2,050	2,575,026

			167,546,271
Construction Materials — 0.2%
Cemex Finance LLC, 6.00%, 4/01/24 (a)	USD	7,955	7,932,726
Cemex SAB de CV:
5.88%, 3/25/19 (a)		5,910	5,939,550
5.70%, 1/11/25 (a)		13,975	13,464,913
Kerneos Tech Group SAS:
5.06%, 3/01/21 (b)	EUR	1,648	2,085,681
6.50%, 3/01/21		2,153	2,773,749

			32,196,619
Consumer Finance — 1.5%
Ally Financial, Inc.:
5.13%, 9/30/24	USD	3,339	3,272,220
8.00%, 11/01/31		114,583	142,942,293
8.00%, 11/01/31		37,923	47,214,135
DFC Finance Corp., 10.50%, 6/15/20 (a)		14,315	13,885,550

			207,314,198
Containers & Packaging — 1.8%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.25%, 1/31/19 (a)		12,025	11,904,750
6.00%, 6/30/21 (a)		12,020	11,539,200
4.50%, 1/15/22	EUR	12,590	15,473,489
Ball Corp., 6.75%, 9/15/20	USD	1,626	1,703,235
Beverage Packaging Holdings Luxembourg II SA:
5.63%, 12/15/16 (a)		10,702	10,621,735
6.00%, 6/15/17 (a)		16,870	16,616,950
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21		2,847	2,989,350
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23		8,384	7,922,880
Crown European Holdings SA, 4.00%, 7/15/22	EUR	11,665	14,880,894
Graphic Packaging International, Inc., 7.88%, 10/01/18	USD	3,730	3,888,525
Greif Nevada Holdings, Inc., 7.38%, 7/15/21 (a)	EUR	2,085	3,067,997
OI European Group BV, 4.88%, 3/31/21		8,846	11,970,194
Pactiv LLC:
7.95%, 12/15/25	USD	23,227	24,504,485
8.38%, 4/15/27		4,788	5,075,280
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
9.00%, 4/15/19		32,890	34,246,713
9.88%, 8/15/19		12,496	13,448,820
8.25%, 2/15/21		3,206	3,390,345
5.75%, 10/15/20		30,536	31,070,380
Sealed Air Corp., 5.25%, 4/01/23 (a)		5,000	4,900,000
SGD Group SAS, 5.63%, 5/15/19	EUR	3,303	4,046,720
Tekni-Plex, Inc., 9.75%, 6/01/19 (a)	USD	7,811	8,494,463

			241,756,405

Corporate Bonds		Par (000)	Value
Distributors — 0.0%
VWR Funding, Inc., 7.25%, 9/15/17	USD	3,135	$3,264,319
Diversified Financial Services — 0.1%
General Motors Financial Co., Inc., 6.75%, 6/01/18		7,868	8,777,737
Springleaf Finance Corp.:
6.90%, 12/15/17		3,020	3,208,750
7.75%, 10/01/21		1,348	1,509,760
8.25%, 10/01/23		2,449	2,755,125

			16,251,372
Diversified Telecommunication Services — 3.6%
Altice Finco SA, 8.13%, 1/15/24 (a)		6,840	7,318,800
Avaya, Inc.:
7.00%, 4/01/19 (a)		8,570	8,312,900
10.50%, 3/01/21 (a)		11,387	9,963,625
CenturyLink, Inc.:
5.63%, 4/01/20		18,066	18,635,079
6.45%, 6/15/21		4,110	4,397,700
Columbus International, Inc., 7.38%, 3/30/21 (a)		27,705	28,813,200
CommScope Holding Co., Inc., 6.63% (6.63% Cash or 7.38% PIK), 6/01/20 (a)(g)		12,402	12,774,060
Consolidated Communications Finance II Co., 6.50%, 10/01/22 (a)		6,500	6,467,500
Frontier Communications Corp., 6.25%, 9/15/21		13,435	13,300,650
Intelsat Jackson Holdings SA:
6.63%, 12/15/22		27,365	27,638,650
5.50%, 8/01/23		49,821	47,579,055
Intelsat Luxembourg SA, 6.75%, 6/01/18		13,840	14,220,600
Level 3 Communications, Inc., 8.88%, 6/01/19		6,755	7,210,963
Level 3 Financing, Inc.:
8.13%, 7/01/19		40,992	43,656,480
7.00%, 6/01/20		16,799	17,701,946
8.63%, 7/15/20		18,830	20,383,475
Telecom Italia Finance SA, 6.13%, 11/15/16 (h)	EUR	10,000	15,402,978
Telecom Italia SpA:
4.88%, 9/25/20		7,295	10,126,462
5.88%, 5/19/23	GBP	15,150	25,719,810
Telefonica SA, 5.50%, 7/24/17 (h)	EUR	7,800	10,429,161
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22		8,444	11,518,685
6.75%, 8/15/24		12,349	17,411,103
TW Telecom Holdings, Inc.:
5.38%, 10/01/22	USD	13,018	13,994,350
5.38%, 10/01/22		5,000	5,375,000
VTR Finance BV, 6.88%, 1/15/24 (a)		23,745	24,576,075
Wind Acquisition Finance SA:
4.00%, 7/15/20	EUR	30,733	38,283,785
4.20%, 7/15/20 (b)		14,325	18,025,439
Windstream Corp.:
7.75%, 10/01/21	USD	5,985	6,374,025
6.38%, 8/01/23		2,265	2,185,725

			487,797,281
Electric Utilities — 0.7%
CE Energy AS, 7.00%, 2/01/21	EUR	5,985	7,788,067
FPL Energy National Wind Portfolio LLC, 6.13%, 3/25/19 (a)	USD	28	27,422
Homer City Generation LP, 8.73% (8.73% Cash or 9.23% PIK), 10/01/26 (g)		18,383	19,256,193
Techem Energy Metering Service GmbH & Co. KG, 7.88%, 10/01/20	EUR	1,638	2,270,604

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Electric Utilities (concluded)
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.25% (10.50% Cash or 11.25% PIK), 11/01/16 (c)(d)(g)	USD	484,458	$59,346,105

			88,688,391
Electrical Equipment — 0.1%
GrafTech International Ltd., 6.38%, 11/15/20		5,000	4,962,500
Trionista Holdco GmbH, 5.00%, 4/30/20	EUR	10,424	13,594,003

			18,556,503
Electronic Equipment, Instruments & Components — 0.1%
Belden, Inc., 5.50%, 4/15/23		4,490	5,855,437
Energy Equipment & Services — 0.3%
Atwood Oceanics, Inc., 6.50%, 2/01/20	USD	8,247	8,453,175
CGG SA, 7.75%, 5/15/17		1,060	1,065,300
Key Energy Services, Inc., 6.75%, 3/01/21		4,595	4,422,687
Pacific Drilling SA, 5.38%, 6/01/20 (a)		13,137	12,020,355
Pioneer Energy Services Corp., 6.13%, 3/15/22 (a)		1,841	1,822,590
Seventy Seven Energy, Inc., 6.50%, 7/15/22 (a)		11,052	10,858,590

			38,642,697
Food & Staples Retailing — 0.3%
Brakes Capital, 7.13%, 12/15/18	GBP	6,440	10,022,536
Co-operative Group Holdings Ltd., 5.63%, 7/08/20 (j)		1,049	1,811,113
Findus Bondco SA:
9.13%, 7/01/18	EUR	6,232	8,383,009
9.50%, 7/01/18	GBP	3,687	6,298,415
Rite Aid Corp., 9.25%, 3/15/20	USD	7,035	7,668,150

			34,183,223
Food Products — 0.6%
Bakkavor Finance 2 PLC, 8.75%, 6/15/20	GBP	5,071	8,672,945
Boparan Finance PLC:
5.25%, 7/15/19		3,585	5,216,079
4.38%, 7/15/21	EUR	3,800	4,320,422
5.50%, 7/15/21	GBP	5,710	8,192,188
Galapagos SA, 5.38%, 6/15/21	EUR	2,830	3,495,813
H. J. Heinz Co., 4.25%, 10/15/20	USD	526	522,713
JBS Investments GmbH, 7.75%, 10/28/20 (a)		15,843	16,833,187
R&R Ice Cream PLC:
9.25% (9.25% Cash or 9.75% PIK), 5/15/18 (g)	EUR	5,429	6,973,065
4.75%, 5/15/20		6,530	8,093,116
5.50%, 5/15/20	GBP	2,164	3,373,364
Smithfield Foods, Inc.:
5.88%, 8/01/21 (a)	USD	4,644	4,702,050
6.63%, 8/15/22		8,740	9,220,700
The WhiteWave Foods Co., 5.38%, 10/01/22		5,780	5,837,800

			85,453,442
Health Care Equipment & Supplies — 0.4%
Alere, Inc., 6.50%, 6/15/20		1,537	1,529,315
DJO Finance LLC/DJO Finance Corp., 8.75%, 3/15/18		9,376	9,891,680
Hanger, Inc., 7.13%, 11/15/18		4,032	4,122,720
Hologic, Inc., 6.25%, 8/01/20		21,048	21,679,440
Ontex IV SA, 9.00%, 4/15/19	EUR	9,541	12,834,129

			50,057,284
Health Care Providers & Services — 3.4%
Acadia Healthcare Co., Inc., 5.50%, 7/01/22	USD	8,550	8,336,250
Amsurg Corp., 5.63%, 7/15/22 (a)		26,532	26,266,680
Care UK Health & Social Care PLC, 5.56%, 7/15/19 (b)	GBP	8,567	13,228,612

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (concluded)
Catamaran Corp., 4.75%, 3/15/21	USD	13,893	$13,363,329
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		8,444	8,676,210
6.88%, 2/01/22 (a)		26,339	27,392,560
DaVita HealthCare Partners, Inc., 5.13%, 7/15/24		34,778	34,169,385
Fresenius Medical Care US Finance, Inc., 5.75%, 2/15/21 (a)		180	189,900
HCA Holdings, Inc., 7.75%, 5/15/21		18,351	19,612,631
HCA, Inc.:
6.50%, 2/15/20		45,829	50,068,183
5.88%, 3/15/22		28,095	29,534,869
4.75%, 5/01/23		3,288	3,214,020
5.88%, 5/01/23		7,444	7,611,490
5.00%, 3/15/24		29,465	28,986,194
IDH Finance PLC, 6.00%, 12/01/18	GBP	4,356	7,202,920
Kindred Healthcare, Inc., 6.38%, 4/15/22 (a)	USD	5,749	5,605,275
MPH Acquisition Holdings LLC, 6.63%, 4/01/22 (a)		7,520	7,595,200
Priory Group No. 3 PLC, 7.00%, 2/15/18	GBP	7,578	12,702,689
Teleflex, Inc., 6.88%, 6/01/19	USD	6,560	6,871,600
Tenet Healthcare Corp.:
6.25%, 11/01/18		7,389	7,850,813
5.00%, 3/01/19 (a)		21,789	21,516,637
5.50%, 3/01/19 (a)		19,665	19,714,163
4.75%, 6/01/20		14,290	14,182,825
4.50%, 4/01/21		2,091	2,038,725
4.38%, 10/01/21		9,477	9,074,227
8.13%, 4/01/22		43,465	47,702,837
Truven Health Analytics, Inc., 10.63%, 6/01/20		13,360	14,094,800
Voyage Care BondCo PLC, 6.50%, 8/01/18	GBP	9,791	16,070,989

			462,874,013
Health Care Technology — 0.2%
BC ULC/New Red Finance, Inc., 6.00%, 4/01/22 (a)	USD	22,350	22,210,313
IMS Health, Inc., 6.00%, 11/01/20 (a)		8,779	8,998,475

			31,208,788
Hotels, Restaurants & Leisure — 3.5%
ARAMARK Services, Inc., 5.75%, 3/15/20		19,345	19,828,625
Caesars Entertainment Operating Co., Inc.:
9.00%, 2/15/20		146,081	111,751,965
9.00%, 2/15/20		104,447	79,901,955
Carlson Travel Holdings, Inc., 7.50% (7.50% Cash or 8.25% PIK), 8/15/19 (a)(g)		4,339	4,382,390
Carlson Wagonlit BV, 6.88%, 6/15/19 (a)		2,535	2,655,413
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 6/01/24 (a)		5,930	5,752,100
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	15,721	20,551,495
Gala Group Finance PLC, 8.88%, 9/01/18	GBP	5,303	8,983,427
Gamenet SpA, 7.25%, 8/01/18	EUR	8,401	10,717,050
Intralot Capital Luxembourg SA, 6.00%, 5/15/21		6,035	7,354,234
Intralot Finance Luxembourg SA, 9.75%, 8/15/18		15,615	21,744,203
MGM Resorts International:
8.63%, 2/01/19	USD	5,135	5,790,226
5.25%, 3/31/20		12,736	12,736,000
6.75%, 10/01/20		3,077	3,277,005
6.63%, 12/15/21		3,902	4,116,610
7.75%, 3/15/22		8,429	9,377,263
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (a)		7,309	7,382,090

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	33

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
Six Flags Entertainment Corp., 5.25%, 1/15/21 (a)	USD	14,311	$13,881,670
Snai SpA, 7.63%, 6/15/18	EUR	8,070	10,678,049
Station Casinos LLC, 7.50%, 3/01/21	USD	25,505	26,588,963
Sterling Entertainment Enterprises LLC, 9.75%, 11/25/19		29,820	30,416,400
Travelport LLC/Travelport Holdings, Inc.:
6.35%, 3/01/16 (a)(b)		2,687	2,686,827
13.88% (11.34% Cash or 13.88% PIK), 3/01/16 (a)(g)		32,292	32,291,543
11.88%, 9/01/16 (a)		495	494,949
TUI AG, 4.50%, 10/01/19	EUR	1,273	1,637,617
Waterford Gaming LLC/Waterford Gaming Financial Corp., 8.63%, 9/15/14 (a)(c)(d)	USD	2,873	114,901
Wynn Macau Ltd., 5.25%, 10/15/21 (a)		13,061	12,603,865

			467,696,835
Household Durables — 2.1%
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/21		3,673	3,746,460
Beazer Homes USA, Inc.:
5.75%, 6/15/19		20,118	19,061,805
7.50%, 9/15/21		9,695	9,864,663
6.63%, 4/15/18		16,197	16,723,403
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (a)		12,303	12,764,363
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (a)		10,392	10,443,960
D.R. Horton, Inc., 4.38%, 9/15/22		4,577	4,405,363
K. Hovnanian Enterprises, Inc.:
7.25%, 10/15/20 (a)		35,132	36,800,770
9.13%, 11/15/20 (a)		2,685	2,906,513
Lennar Corp.:
4.50%, 6/15/19		3,578	3,546,693
4.75%, 11/15/22		13,245	12,814,537
Magnolia BC SA, 9.00%, 8/01/20	EUR	6,378	7,781,880
Pulte Group, Inc., 6.38%, 5/15/33	USD	6,170	6,154,575
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19		32,997	34,811,835
Standard Pacific Corp., 8.38%, 1/15/21		41,549	47,573,605
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23		5,371	5,196,443
Weyerhaeuser Real Estate Co.:
4.38%, 6/15/19 (a)		15,185	14,843,337
5.88%, 6/15/24 (a)		8,795	8,751,025
William Lyon Homes, Inc., 8.50%, 11/15/20		8,455	9,131,400
Woodside Homes Co. LLC/Woodside Homes Finance, Inc., 6.75%, 12/15/21 (a)		14,980	14,830,200

			282,152,830
Household Products — 0.1%
Spectrum Brands, Inc.:
6.75%, 3/15/20		642	669,285
6.38%, 11/15/20		6,568	6,847,140
6.63%, 11/15/22		7,980	8,379,000

			15,895,425
Independent Power and Renewable Electricity Producers — 0.9%
Calpine Corp.:
6.00%, 1/15/22 (a)		4,544	4,805,280
5.38%, 1/15/23		21,792	21,083,760
5.88%, 1/15/24 (a)		12,779	13,226,265
5.75%, 1/15/25		16,293	15,824,576
Mirant Mid-Atlantic Pass-Through Trust:
Series B, 9.13%, 6/30/17		4,214	4,456,162

Corporate Bonds		Par (000)	Value
Independent Power and Renewable Electricity Producers (concluded)
Series C, 10.06%, 12/30/28	USD	12,505	$13,849,364
NRG Energy, Inc.:
7.63%, 1/15/18		7,693	8,462,300
7.88%, 5/15/21		8,433	9,065,475
6.63%, 3/15/23		3,500	3,605,000
6.25%, 5/01/24 (a)		16,791	16,832,977
NRG REMA LLC:
Series B, 9.24%, 7/02/17		598	638,150
Series C, 9.68%, 7/02/26		13,664	14,620,480

			126,469,789
Insurance — 0.5%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (a)		21,005	21,740,175
CNO Financial Group, Inc., 6.38%, 10/01/20 (a)		5,785	6,132,100
Hockey Merger Sub 2, Inc., 7.88%, 10/01/21 (a)		6,230	6,377,963
Pension Insurance Corp. PLC, 6.63%, 7/03/24	GBP	5,275	8,648,060
Radian Group, Inc.:
3.00%, 11/15/17 (h)	USD	2,216	3,053,925
2.25%, 3/01/19 (h)		5,448	7,780,425
5.50%, 6/01/19		5,964	5,874,540

			59,607,188
Internet & Catalog Retail — 0.1%
Selecta Group BV, 6.50%, 6/15/20	EUR	6,915	8,197,943
Internet Software & Services — 0.8%
Adria Bidco BV, 7.88%, 11/15/20		5,135	6,816,962
IAC/InterActiveCorp., 4.88%, 11/30/18	USD	11,678	11,794,780
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		21,226	22,764,885
10.13%, 7/01/20		53,303	60,099,133

			101,475,760
IT Services — 0.2%
APX Group, Inc.:
6.38%, 12/01/19		1,015	982,013
8.75%, 12/01/20		10,462	9,520,420
Cerved Group SpA, 8.00%, 1/15/21	EUR	2,009	2,778,542
WEX, Inc., 4.75%, 2/01/23 (a)	USD	15,141	14,383,950

			27,664,925
Machinery — 0.3%
Gates Global LLC/Gates Global Co., 5.75%, 7/15/22	EUR	8,300	9,736,432
Jurassic Holdings III, Inc., 6.88%, 2/15/21 (a)	USD	8,345	8,345,000
Novafives SAS, 4.21%, 6/30/20	EUR	1,515	1,903,007
SPX Corp., 6.88%, 9/01/17	USD	3,634	3,961,060
Titan International, Inc., 6.88%, 10/01/20		12,715	12,460,700

			36,406,199
Media — 6.0%
Altice Financing SA, 6.50%, 1/15/22 (a)		19,610	20,100,250
Altice SA:
7.25%, 5/15/22	EUR	16,750	21,896,669
7.75%, 5/15/22 (a)	USD	24,965	25,776,363
AMC Networks, Inc.:
7.75%, 7/15/21		8,319	9,067,710
4.75%, 12/15/22		3,549	3,504,637
Cablevision Systems Corp., 5.88%, 9/15/22		13,883	13,431,803
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.:
5.25%, 2/15/22 (a)		4,029	4,023,964

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Media (continued)
5.63%, 2/15/24 (a)	USD	5,047	$5,059,617
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22		18,045	17,661,544
5.13%, 2/15/23		38,640	37,094,400
Cengage Learning Acquisitions, Inc., 0.00%, 4/15/20 (c)(d)(i)		14,769	1
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (a)		11,790	11,274,187
Clear Channel Communications, Inc.:
9.00%, 12/15/19		25,342	25,532,065
9.00%, 3/01/21		21,233	21,126,835
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		13,701	13,872,263
Series B, 7.63%, 3/15/20		12,860	13,342,250
Series B, 6.50%, 11/15/22		37,098	37,932,705
DISH DBS Corp.:
4.25%, 4/01/18		2,830	2,837,075
5.13%, 5/01/20		43,581	43,472,047
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (a)		5,905	6,170,725
Gannett Co., Inc.:
5.13%, 10/15/19 (a)		6,686	6,752,860
5.13%, 7/15/20		4,096	4,106,240
4.88%, 9/15/21 (a)		11,359	10,989,833
6.38%, 10/15/23 (a)		10,252	10,662,080
5.50%, 9/15/24 (a)		8,106	7,984,410
Harron Communications LP/Harron Finance Corp., 9.13%, 4/01/20 (a)		6,880	7,499,200
iHeartCommunications, Inc., 9.00%, 9/15/22 (a)		24,045	23,864,663
Interactive Data Corp., 5.88%, 4/15/19 (a)		26,000	25,902,500
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (a)		7,706	8,187,625
The McClatchy Co., 9.00%, 12/15/22		12,246	13,225,680
MDC Partners, Inc., 6.75%, 4/01/20 (a)		7,855	8,090,650
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (a)		12,955	13,084,550
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		11,901	12,704,317
Nexstar Broadcasting, Inc., 6.88%, 11/15/20		3,771	3,865,275
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (a)		10,285	10,053,587
Numericable Group SA:
6.00%, 5/15/22 (a)		60,240	60,691,800
5.63%, 5/15/24	EUR	5,830	7,594,986
6.25%, 5/15/24 (a)	USD	10,055	10,029,863
ProQuest LLC/ProQuest Notes Co., 9.00%, 10/15/18 (a)		2,591	2,715,368
Radio One, Inc., 9.25%, 2/15/20 (a)		14,599	14,562,503
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (a)		16,725	17,059,500
Regal Entertainment Group, 5.75%, 2/01/25		3,894	3,845,325
Sinclair Television Group, Inc., 5.63%, 8/01/24 (a)		33,130	31,887,625
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.50%, 1/15/23 (a)		14,175	14,316,750
5.75%, 1/15/23	EUR	9,400	12,783,848
5.63%, 4/15/23		1,147	1,561,002
Univision Communications, Inc.:
6.88%, 5/15/19 (a)	USD	6,936	7,230,780
8.50%, 5/15/21 (a)		30,372	32,118,390
5.13%, 5/15/23 (a)		10,817	10,952,213
Virgin Media Finance PLC, 7.00%, 4/15/23	GBP	4,500	7,714,600
Virgin Media Secured Finance PLC, 6.00%, 4/15/21		38,634	64,573,940

Corporate Bonds		Par (000)	Value
Media (concluded)
Vougeot Bidco PLC, 7.88%, 7/15/20	GBP	3,036	$4,945,159

			804,734,232
Metals & Mining — 2.9%
Alcoa, Inc., 5.13%, 10/01/24	USD	40,004	40,055,965
Constellium NV:
4.63%, 5/15/21	EUR	8,060	10,383,843
5.75%, 5/15/24 (a)	USD	14,077	14,077,000
Eco-Bat Finance PLC, 7.75%, 2/15/17	EUR	7,417	9,525,477
First Quantum Minerals Ltd.:
6.75%, 2/15/20 (a)	USD	12,276	12,398,760
7.25%, 5/15/22 (a)		1,944	1,987,740
Global Brass & Copper, Inc., 9.50%, 6/01/19		12,945	14,368,950
Imperial Metals Corp., 7.00%, 3/15/19 (a)		1,935	1,818,900
Novelis, Inc., 8.75%, 12/15/20		63,964	68,361,525
Officine Maccaferri SpA, 5.75%, 6/01/21	EUR	6,744	8,475,465
Ovako AB, 6.50%, 6/01/19		8,030	9,888,788
Peninsula Energy Ltd., 11.00%, 12/14/14 (c)(d)(f)(i)	USD	19,200	19,200,000
Ryerson, Inc./Joseph T. Ryerson & Son, Inc., 9.00%, 10/15/17		16,610	17,523,550
S&B Minerals Finance SCA, 9.25%, 8/15/20	EUR	6,230	8,537,696
Steel Dynamics, Inc.:
5.13%, 10/01/21 (a)	USD	19,490	19,782,350
6.38%, 8/15/22		12,995	13,725,969
5.25%, 4/15/23		8,202	8,263,515
ThyssenKrupp AG, 3.13%, 10/25/19	EUR	16,295	21,541,845
Vedanta Resources PLC, 8.25%, 6/07/21 (a)	USD	2,940	3,241,350
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (a)		85,843	91,637,403

			394,796,091
Multiline Retail — 0.3%
Debenhams PLC, 5.25%, 7/15/21	GBP	10,215	15,566,348
Enterprise Funding Ltd., 3.50%, 9/10/20 (h)		3,300	5,456,757
Hema Bondco I BV, 6.25%, 6/15/19	EUR	13,565	15,848,364

			36,871,469
Oil, Gas & Consumable Fuels — 13.1%
Access Midstream Partners LP/ACMP Finance Corp.:
5.88%, 4/15/21	USD	18,533	19,552,315
6.13%, 7/15/22		28,059	29,882,835
4.88%, 5/15/23		27,083	27,793,929
4.88%, 3/15/24		15,346	15,691,285
Alpha Natural Resources, Inc., 3.75%, 12/15/17 (h)		27,492	19,536,503
American Energy-Permian Basin LLC/AEPB Finance Corp.:
7.13%, 11/01/20 (a)		13,109	11,994,735
7.38%, 11/01/21 (a)		9,509	8,700,735
Antero Resources Finance Corp.:
6.00%, 12/01/20		4,350	4,437,000
5.38%, 11/01/21		13,187	13,121,065
Arch Coal, Inc.:
7.00%, 6/15/19		13,064	6,956,580
7.25%, 10/01/20		5,494	2,966,760
7.25%, 6/15/21		4,045	1,951,713
Athlon Holdings LP/Athlon Finance Corp.:
7.38%, 4/15/21		9,705	10,554,187
6.00%, 5/01/22 (a)		18,334	19,663,215
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 5.88%, 8/01/23		1,220	1,192,550
Baytex Energy Corp.:
5.13%, 6/01/21 (a)		6,108	5,955,300

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	35

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
5.63%, 6/01/24 (a)	USD	1,717	$1,648,320
Berry Petroleum Co. LLC:
6.75%, 11/01/20		7,947	8,026,470
6.38%, 9/15/22		13,741	13,328,770
Blackstone CQP HoldCo LP, 9.30%, 3/31/19		131,713	133,029,884
Bonanza Creek Energy, Inc.:
6.75%, 4/15/21		15,145	15,599,350
5.75%, 2/01/23		20,048	19,246,080
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 7.88%, 4/15/22		4,570	4,627,125
Calfrac Holdings LP, 7.50%, 12/01/20 (a)		6,667	6,967,015
California Resources Corp., 6.00%, 11/15/24 (a)		32,888	33,792,420
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20		10,442	10,859,680
Chaparral Energy, Inc., 7.63%, 11/15/22		7,205	7,385,125
Chesapeake Energy Corp.:
6.63%, 8/15/20		20,029	22,091,987
6.88%, 11/15/20		12,091	13,481,465
6.13%, 2/15/21		13,368	14,537,700
5.75%, 3/15/23		40,354	42,977,010
Cimarex Energy Co., 4.38%, 6/01/24		10,615	10,694,613
Concho Resources, Inc.:
5.50%, 10/01/22		12,190	12,555,700
5.50%, 4/01/23		25,885	26,920,400
CONSOL Energy, Inc., 5.88%, 4/15/22 (a)		84,908	83,634,380
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (a)		27,417	28,513,680
Denbury Resources, Inc.:
5.50%, 5/01/22		2,010	1,989,900
4.63%, 7/15/23		5,951	5,504,675
Diamondback Energy, Inc., 7.63%, 10/01/21 (a)		20,586	22,181,415
Drill Rigs Holdings, Inc., 6.50%, 10/01/17 (a)		13,226	13,159,870
El Paso LLC:
7.80%, 8/01/31		14,238	17,227,980
7.75%, 1/15/32		33,667	41,326,243
Energy Transfer Equity LP, 5.88%, 1/15/24		61,566	62,335,575
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		13,140	13,632,750
7.75%, 6/15/19		8,438	8,395,810
6.88%, 3/15/24 (a)		3,732	3,508,080
EnQuest PLC, 7.00%, 4/15/22 (a)		3,194	3,012,341
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		1,790	1,754,200
Gulfport Energy Corp., 7.75%, 11/01/20 (a)		5,339	5,565,907
Halcon Resources Corp.:
9.75%, 7/15/20		13,264	13,496,120
8.88%, 5/15/21		33,196	32,698,060
9.25%, 2/15/22		7,647	7,618,324
Hiland Partners LP/Hiland Partners Finance Corp., 7.25%, 10/01/20 (a)		3,834	4,064,040
Hilcorp Energy I LP/Hilcorp Finance Co.:
8.00%, 2/15/20 (a)		3,875	4,044,531
7.63%, 4/15/21 (a)		8,778	9,238,845
5.00%, 12/01/24 (a)		23,359	22,483,037
Ithaca Energy, Inc., 8.13%, 7/01/19 (a)		6,230	6,120,975
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75%, 4/01/22 (a)		7,255	7,255,000
Jupiter Resources, Inc., 8.50%, 10/01/22 (a)		14,000	12,425,000
Kinder Morgan, Inc.:
5.00%, 2/15/21 (a)		8,382	8,738,235
5.63%, 11/15/23 (a)		8,490	9,020,625
Laredo Petroleum, Inc., 7.38%, 5/01/22		15,722	16,508,100
Legacy Reserves LP/Legacy Reserves Finance Corp.:
6.63%, 12/01/21 (a)		9,205	9,020,900
6.63%, 12/01/21		5,649	5,536,020

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Lightstream Resources Ltd., 8.63%, 2/01/20 (a)	USD	7,002	$6,931,980
Linn Energy LLC/Linn Energy Finance Corp.:
7.25%, 11/01/19		22,546	22,010,533
8.63%, 4/15/20		3,816	3,944,790
7.75%, 2/01/21		11,314	11,398,855
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
6.25%, 6/15/22		5,439	5,724,547
4.50%, 7/15/23		15,342	14,881,740
MEG Energy Corp.:
6.50%, 3/15/21 (a)		19,091	19,568,275
7.00%, 3/31/24 (a)		35,292	36,527,220
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21		7,155	7,119,225
Memorial Resource Development Corp., 5.88%, 7/01/22 (a)		23,965	23,425,787
Newfield Exploration Co., 6.88%, 2/01/20		6,350	6,619,875
NGPL PipeCo LLC:
7.12%, 12/15/17 (a)		8,128	8,128,000
9.63%, 6/01/19 (a)		6,500	6,890,000
Northern Oil and Gas, Inc., 8.00%, 6/01/20		3,928	3,986,920
Oasis Petroleum, Inc.:
6.50%, 11/01/21		6,115	6,374,887
6.88%, 3/15/22		2,000	2,110,000
6.88%, 1/15/23		12,225	12,866,813
Offshore Group Investment Ltd., 7.50%, 11/01/19		17,070	15,832,425
Parsley Energy LLC/Parsley Finance Corp., 7.50%, 2/15/22 (a)		29,025	29,932,031
PDC Energy, Inc., 7.75%, 10/15/22		5,605	5,997,350
Peabody Energy Corp.:
6.00%, 11/15/18		19,140	18,757,200
6.50%, 9/15/20		14,555	13,608,925
6.25%, 11/15/21 (k)		10,659	9,912,870
7.88%, 11/01/26		14,150	13,654,750
Penn Virginia Corp., 8.50%, 5/01/20		12,693	13,327,650
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., 6.50%, 5/15/21		7,676	8,040,610
Precision Drilling Corp.:
6.63%, 11/15/20		2,008	2,083,300
5.25%, 11/15/24 (a)		22,667	21,873,655
QEP Resources, Inc.:
5.38%, 10/01/22		4,239	4,154,220
5.25%, 5/01/23		6,780	6,576,600
Range Resources Corp.:
6.75%, 8/01/20		3,331	3,505,877
5.75%, 6/01/21		3,089	3,243,450
5.00%, 8/15/22		2,403	2,457,067
Regency Energy Partners LP/Regency Energy Finance Corp.:
5.75%, 9/01/20		1,291	1,342,640
4.50%, 11/01/23		29,043	28,099,103
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (a)		3,246	3,351,495
Rockies Express Pipeline LLC, 6.88%, 4/15/40 (a)		4,652	5,024,160
Rose Rock Midstream LP/Rose Rock Finance Corp., 5.63%, 7/15/22 (a)		11,677	11,560,230
Rosetta Resources, Inc.:
5.88%, 6/01/22		8,815	8,781,944
5.88%, 6/01/24		8,590	8,439,675
RSP Permian, Inc., 6.63%, 10/01/22 (a)		10,670	10,736,687

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21	USD	6,475	$6,653,063
5.63%, 4/15/23 (a)		13,718	13,855,180
5.63%, 4/15/23		11,738	11,855,380
5.75%, 5/15/24 (a)		16,505	16,793,837
Sanchez Energy Corp., 6.13%, 1/15/23 (a)		25,165	24,920,899
SandRidge Energy, Inc.:
8.75%, 1/15/20		7,288	7,506,640
7.50%, 3/15/21		3,050	2,973,750
8.13%, 10/15/22		2,425	2,421,969
7.50%, 2/15/23		11,653	11,317,976
Seven Generations Energy Ltd., 8.25%, 5/15/20 (a)		42,981	46,419,480
SM Energy Co.:
6.63%, 2/15/19		7,720	8,009,500
6.50%, 1/01/23		5,225	5,434,000
5.00%, 1/15/24		13,725	13,107,375
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.:
7.50%, 7/01/21		8,664	9,270,480
5.50%, 8/15/22		2,730	2,675,400
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.38%, 8/01/22		7,719	8,220,735
Trafigura Beheer BV, 6.38%, 4/08/15	EUR	2,175	2,807,036
Triangle USA Petroleum Corp., 6.75%, 7/15/22 (a)	USD	7,190	7,019,237
Ultra Petroleum Corp., 5.75%, 12/15/18 (a)		6,925	6,959,625
Vanguard Natural Resources LLC/VNR Finance Corp., 7.88%, 4/01/20		5,750	5,951,250
Whiting Petroleum Corp.:
6.50%, 10/01/18		4,425	4,574,344
5.00%, 3/15/19		3,140	3,226,350
5.75%, 3/15/21		13,013	13,761,247
WPX Energy, Inc., 5.25%, 9/15/24		9,925	9,627,250

			1,771,895,803
Paper & Forest Products — 0.2%
Clearwater Paper Corp., 4.50%, 2/01/23		8,166	7,798,530
Metsa Board OYJ, 4.00%, 3/13/19	EUR	5,613	7,364,258
NewPage Corp., 11.38%, 12/31/14 (c)(d)	USD	28,195	3
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (a)		14,187	14,328,870

			29,491,661
Pharmaceuticals — 1.0%
Capsugel SA, 7.00% (7.00% Cash or 7.75% PIK), 5/15/19 (a)(g)		5,660	5,645,850
Endo Finance LLC & Endo Finco, Inc.:
7.00%, 12/15/20 (a)		4,188	4,376,460
7.25%, 1/15/22 (a)		4,096	4,311,040
5.38%, 1/15/23 (a)		2,942	2,809,610
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.75%, 8/01/22 (a)		2,000	2,015,000
Omnicare, Inc., 3.75%, 4/01/42 (h)		10,164	15,874,897
Par Pharmaceutical Cos., Inc., 7.38%, 10/15/20		14,278	14,884,815
Pinnacle Merger Sub, Inc., 9.50%, 10/01/23 (a)		4,622	5,037,980
Salix Pharmaceuticals Ltd., 6.00%, 1/15/21 (a)		3,549	3,841,793
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (a)		16,220	17,112,100
6.38%, 10/15/20 (a)		17,533	18,015,157
7.50%, 7/15/21 (a)		17,737	18,978,590
6.75%, 8/15/21 (a)		2,389	2,478,587
5.63%, 12/01/21 (a)		15,759	15,699,904

Corporate Bonds		Par (000)	Value
Pharmaceuticals (concluded)
7.25%, 7/15/22 (a)	USD	4,405	$4,647,275

			135,729,058
Professional Services — 0.3%
Ceridian LLC/Comdata, Inc., 8.13%, 11/15/17 (a)		37,790	37,837,237
TMF Group Holding BV, 9.88%, 12/01/19	EUR	5,225	6,864,771

			44,702,008
Real Estate Investment Trusts (REITs) — 0.5%
Felcor Lodging LP, 6.75%, 6/01/19	USD	10,992	11,445,420
The Geo Group, Inc.:
5.88%, 1/15/22		12,215	12,337,150
5.88%, 10/15/24		10,035	10,060,087
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18		9,446	9,587,690
Host Hotels & Resorts LP, 2.50%, 10/15/29 (a)(h)		4,310	7,108,806
iStar Financial, Inc.:
1.50%, 11/15/16 (a)(h)		8,980	9,243,787
4.00%, 11/01/17		5,910	5,732,700
5.00%, 7/01/19		4,150	3,994,375
Rayonier AM Products, Inc., 5.50%, 6/01/24 (a)		2,645	2,519,363

			72,029,378
Real Estate Management & Development — 1.5%
Annington Finance No. 5 PLC, 13.00% (13.00% Cash or 13.50% PIK), 1/15/23 (g)	GBP	4,054	8,148,672
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 2/15/21 (a)	USD	7,914	7,557,870
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (a)		34,820	37,779,700
The Howard Hughes Corp., 6.88%, 10/01/21 (a)		4,997	5,159,403
Realogy Group LLC:
7.63%, 1/15/20 (a)		54,263	58,061,410
9.00%, 1/15/20 (a)		5,358	5,853,615
Realogy Group LLC/Realogy Co-Issuer Corp., 4.50%, 4/15/19 (a)		26,684	25,750,060
RPG Byty Sro, 6.75%, 5/01/20	EUR	9,142	12,066,475
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
7.75%, 4/15/20 (a)	USD	5,000	5,350,000
5.25%, 4/15/21 (a)		8,019	7,818,525
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (c)(d)		1,115	—
The Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21	GBP	14,106	24,125,940
Series A4, 5.66%, 6/30/27		4,878	8,007,073

			205,678,743
Road & Rail — 0.4%
EC Finance PLC, 5.13%, 7/15/21	EUR	7,840	9,976,633
Florida East Coast Holdings Corp.:
6.75%, 5/01/19 (a)	USD	29,203	29,787,060
9.75%, 5/01/20 (a)		876	889,140
JCH Parent, Inc., 10.50% (10.50% Cash or 11.25% PIK), 3/15/19 (a)(g)		9,000	8,797,500
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (a)		7,699	7,737,495

			57,187,828
Semiconductors & Semiconductor Equipment — 0.5%
Micron Technology, Inc., 5.50%, 2/01/25 (a)		29,545	28,954,100
NXP BV/NXP Funding LLC:
3.75%, 6/01/18 (a)		14,000	13,755,000

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	37

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Semiconductors & Semiconductor Equipment (concluded)
5.75%, 2/15/21 (a)	USD	9,240	$9,378,600
5.75%, 3/15/23 (a)		19,832	20,079,900

			72,167,600
Software — 2.4%
BMC Software Finance, Inc., 8.13%, 7/15/21 (a)		22,973	22,054,080
Epicor Software Corp., 8.63%, 5/01/19		11,222	11,867,265
First Data Corp.:
7.38%, 6/15/19 (a)		35,722	37,600,977
8.88%, 8/15/20 (a)		1,625	1,742,813
6.75%, 11/01/20 (a)		5,201	5,513,060
8.25%, 1/15/21 (a)		25,339	26,859,340
11.25%, 1/15/21		540	614,925
10.63%, 6/15/21		14,075	16,010,313
11.75%, 8/15/21		33,583	38,872,323
8.75% (8.75% Cash or 8.85% PIK), 1/15/22 (a)(g)		5,639	5,977,340
Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% (7.13% Cash or 7.88% PIK), 5/01/21 (a)(g)		32,199	31,877,010
Infor US, Inc.:
11.50%, 7/15/18		26,274	29,164,140
9.38%, 4/01/19		52,581	56,787,480
10.00%, 4/01/19	EUR	2,080	2,929,281
Nuance Communications, Inc., 5.38%, 8/15/20 (a)	USD	18,877	18,452,267
Sophia LP/Sophia Finance, Inc., 9.75%, 1/15/19 (a)		15,187	16,326,025

			322,648,639
Specialty Retail — 1.2%
3AB Optique Developpement SAS, 5.63%, 4/15/19	EUR	7,520	8,833,314
Asbury Automotive Group, Inc., 8.38%, 11/15/20	USD	10,296	11,016,720
Autodis SA, 6.50%, 2/01/19	EUR	2,520	3,248,153
Brighthouse Group PLC:
7.88%, 5/15/18	GBP	2,565	4,117,474
7.88%, 5/15/18 (a)		400	642,101
CST Brands, Inc., 5.00%, 5/01/23	USD	8,766	8,546,850
DriveTime Automotive Group, Inc./DT Acceptance Corp., 8.00%, 6/01/21 (a)		12,976	12,359,640
Dufry Finance SCA:
5.50%, 10/15/20 (a)		2,777	2,901,965
4.50%, 7/15/22	EUR	6,020	7,892,843
House of Fraser Funding PLC:
8.88%, 8/15/18	GBP	1,922	3,302,781
8.88%, 8/15/18 (a)		5,639	9,690,105
Limited Brands, Inc., 5.63%, 2/15/22	USD	5,570	5,806,725
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (a)		40,259	41,869,360
PC Nextco Holdings LLC/PC Nextco Finance, Inc., 8.75%, 8/15/19		6,365	6,396,825
Penske Automotive Group, Inc., 5.75%, 10/01/22		10,806	10,968,090
Punch Taverns Finance B Ltd., 5.94%, 12/30/24	GBP	321	530,794
Sally Holdings LLC/Sally Capital, Inc., 5.50%, 11/01/23	USD	11,247	11,331,353
Sonic Automotive, Inc., 5.00%, 5/15/23		2,939	2,806,745
THOM Europe SAS, 7.38%, 7/15/19	EUR	10,580	12,294,090

			164,555,928
Technology Hardware, Storage & Peripherals — 0.3%
Nokia OYJ:
5.00%, 10/26/17 (h)		6,700	23,733,874

Corporate Bonds		Par (000)	Value
Technology Hardware, Storage & Peripherals (concluded)
6.63%, 5/15/39	USD	13,675	$14,427,125

			38,160,999
Textiles, Apparel & Luxury Goods — 0.3%
Levi Strauss & Co., 7.75%, 5/15/18	EUR	1,095	1,434,256
New Look Bondco I PLC, 8.75%, 5/14/18	GBP	3,821	6,457,637
Polymer Group, Inc., 6.88%, 6/01/19 (a)	USD	2,835	2,820,825
PVH Corp., 7.75%, 11/15/23		450	541,971
Springs Industries, Inc., 6.25%, 6/01/21		12,563	12,311,740
Twin Set-Simona Barbieri SpA, 6.08%, 7/15/19 (b)	EUR	4,816	5,718,517
The William Carter Co., 5.25%, 8/15/21	USD	7,722	7,953,660

			37,238,606
Thrifts & Mortgage Finance — 0.4%
Jefferies Finance LLC/JFIN Co-Issuer Corp.:
7.38%, 4/01/20 (a)		16,215	16,579,837
6.88%, 4/15/22 (a)		25,698	25,312,530
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (a)		8,990	9,169,800

			51,062,167
Trading Companies & Distributors — 1.2%
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (a)		7,645	7,492,100
Ashtead Capital, Inc.:
6.50%, 7/15/22 (a)		13,076	13,860,560
5.63%, 10/01/24 (a)		14,300	14,371,500
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (a)		7,700	7,911,750
BMBG Bond Finance SCA, 5.20%, 10/15/20 (b)	EUR	8,500	10,835,291
H&E Equipment Services, Inc., 7.00%, 9/01/22	USD	12,287	13,116,373
Rexel SA, 5.25%, 6/15/20 (a)		1,056	1,060,620
Travis Perkins PLC, 4.38%, 9/15/21	GBP	6,039	9,839,015
United Rentals North America, Inc.:
7.38%, 5/15/20	USD	6,115	6,497,187
8.25%, 2/01/21		10,542	11,411,715
7.63%, 4/15/22		28,766	31,283,025
6.13%, 6/15/23		11,520	11,836,800
5.75%, 11/15/24		21,629	21,899,363

			161,415,299
Wireless Telecommunication Services — 4.0%
Clearwire Communications LLC/Clearwire Finance, Inc., 8.25%, 12/01/40 (a)(h)		21,856	24,396,760
Crown Castle International Corp., 5.25%, 1/15/23		28,229	27,981,996
Digicel Group Ltd.:
8.25%, 9/30/20 (a)		24,489	25,226,119
7.13%, 4/01/22 (a)		29,305	29,246,390
Digicel Ltd., 6.00%, 4/15/21 (a)		63,825	63,186,750
DigitalGlobe, Inc., 5.25%, 2/01/21 (a)		3,201	3,072,960
Play Finance 2 SA, 5.25%, 2/01/19	EUR	6,741	8,705,837
SBA Communications Corp., 4.88%, 7/15/22 (a)	USD	24,535	23,553,600
Sprint Capital Corp., 8.75%, 3/15/32		11,945	13,034,981
Sprint Communications, Inc.:
9.00%, 11/15/18 (a)		53,811	62,151,705
7.00%, 3/01/20 (a)		35,556	38,889,375
11.50%, 11/15/21		7,400	9,472,000
Sprint Corp.:
7.25%, 9/15/21 (a)		31,000	32,278,750
7.88%, 9/15/23 (a)		33,947	35,983,820
7.13%, 6/15/24 (a)		25,750	25,943,125

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Wireless Telecommunication Services (concluded)
T-Mobile USA, Inc.:
6.63%, 4/28/21	USD	33,520	$34,358,000
6.73%, 4/28/22		14,450	14,775,125
6.00%, 3/01/23		14,402	14,383,997
6.38%, 3/01/25		46,905	46,787,737

			533,429,027
Total Corporate Bonds — 71.7%			9,685,704,173

Floating Rate Loan Interests (b)
Advertising — 0.1%
Affinion Group, Inc.:
Initial Second Lien Term Loan, 8.50%, 10/31/18		19,500	18,750,420
Tranche B Term Loan, 6.75%, 4/30/18		1,561	1,512,402

			20,262,822
Aerospace & Defense — 0.4%
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		58,463	55,576,894
Air Freight & Logistics — 0.2%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21		9,392	9,062,975
Ceva Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21		9,854	9,521,852
Ceva Logistics Canada ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.50%, 3/19/21		1,699	1,641,699
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 6.50%, 3/19/21		13,592	13,133,588

			33,360,114
Airlines — 0.2%
Northwest Airlines, Inc.:
Term Loan B757-200 (N551), 1.56%, 9/10/18		5,572	5,314,740
Term Loan B757-200 (N554), 1.56%, 9/10/18		5,621	5,361,346
Term Loan B757-300 (N550), 1.56%, 3/10/17		5,535	5,293,008
Term Loan B757-300 (N583), 2.18%, 3/10/17		5,695	5,545,506
Term Loan B757-300 (N584), 2.18%, 3/10/17		5,705	5,554,796

			27,069,396
Biotechnology — 0.1%
Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loan, 3.15%, 2/27/21		7,612	7,464,653
Building Products — 0.1%
Wilsonart LLC, Initial Term Loan, 4.00%, 10/31/19		13,691	13,408,837
Capital Markets — 0.1%
Gardner Denver, Inc., Initial Dollar Term Loan, 4.25%, 7/30/20		13,019	12,748,640

Floating Rate Loan Interests (b)		Par (000)	Value
Chemicals — 0.3%
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18	USD	27,558	$26,869,416
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.), Refinanced Euro Term Loan, 4.00%, 2/01/20	EUR	928	1,170,240
Oxea Finance & Cy SCA (Oxea Finance LLC), Term Loan (Second Lien), 8.25%, 7/15/20	USD	12,840	12,690,157

			40,729,813
Commercial Services & Supplies — 0.1%
GCA Services Group, Inc., Initial Loan (Second Lien), 9.25%, 11/01/20		1,620	1,615,950
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19		12,903	12,652,608

			14,268,558
Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.75%, 11/26/20		7,216	7,185,337
Containers & Packaging — 0.0%
Ardagh Holdings USA, Inc. (Ardagh Packaging Finance SA), New Term Loan, 4.00%, 12/17/19		3,527	3,474,219
Diversified Telecommunication Services — 0.0%
Hawaiian Telcom Communications, Inc., Term Loan, 5.00%, 6/06/19		2,323	2,319,722
Electric Utilities — 1.0%
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), Term Loan, 4.25%, 6/19/16		17,980	17,878,952
Texas Competitive Electric Holdings Co. LLC (TXU):
2014 Term Loan (Non-Extending), 4.65%, 10/10/14		4,455	3,271,017
2016 Revolving Loan (Extending 2011), 4.65%, 10/10/16		15,040	10,979,200
2017 Term Loan (Extending), 4.65%, 10/10/17		93,461	69,044,449
DIP Delayed Draw Term Loan (2014), 3.75%, 5/05/16		36,387	36,546,256

			137,719,874
Energy Equipment & Services — 0.1%
American Energy — Marcellus LLC, Initial Term Loan (First Lien), 5.25%, 8/04/20		12,927	12,801,253
Food & Staples Retailing — 0.3%
Alliance Boots Ltd. (FKA AB Acquisitions UK Topco 2 Ltd.):
Facility B1, 3.48%, 7/09/15	GBP	18,162	29,383,945
Facility B4, 3.98%, 7/10/17		4,250	6,883,713

			36,267,658
Health Care Providers & Services — 0.3%
CHS/Community Health Systems, Inc., 2021 Term D Loan, 4.25%, 1/27/21	USD	28,487	28,382,478
Genesis Healthcare LLC, Loan, 10.00%, 12/04/17		6,647	6,880,101

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	39

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Health Care Providers & Services (concluded)
Surgery Center Holdings, Inc., Initial Term Loan, 4.25%, 7/24/20	USD	6,352	$6,327,746

			41,590,325
Hotels, Restaurants & Leisure — 1.9%
Caesars Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co., Inc.):
Term B-6 Loan, 6.75%, 3/01/17		49,252	44,858,329
Term B-7 Loan, 9.75%, 1/28/18		51,761	48,978,894
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		55,021	52,589,448
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20		13,132	12,913,551
La Quinta Intermediate Holdings LLC, Initial Term Loan, 4.00%, 4/14/21		28,524	28,179,654
Station Casinos LLC, B Term Loan, 4.25%, 3/02/20		22,868	22,481,992
Travelport Finance (Luxembourg) S.à r.l., Initial Term Loan, 6.00%, 9/02/21		42,400	42,301,632

			252,303,500
Internet Software & Services — 0.6%
Amaya Holdings BV:
Initial Term B Loan (First Lien), 5.00%, 8/01/21		20,665	20,373,417
Initial Term B Loan (Second Lien), 8.00%, 7/14/22		25,000	25,333,250
Zayo Group LLC (Zayo Capital, Inc.), Term Loan, 4.00%, 7/02/19		34,200	33,661,513

			79,368,180
Machinery — 0.6%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (FKA Silver II US Holdings LLC), Refinancing Term Loan, 4.00%, 12/13/19		11,220	11,013,144
Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/05/21		73,540	72,145,682

			83,158,826
Media — 1.1%
Advantage Sales & Marketing, Inc.:
Delayed Draw Term Loan, 4.25%, 7/23/21		131	128,820
Initial Term Loan (First Lien), 4.25%, 7/23/21		7,873	7,729,221
Term Loan (Second Lien), 7.50%, 7/25/22		17,060	16,785,846
Cengage Learning Acquisitions, Inc. (FKA TL Acquisitions, Inc.), Term Loan, 7.00%, 3/31/20		38,652	38,569,331
Cengage Learning Acquisitions, Inc. (Thomson Learning), Term Loan, 0.00%, 7/03/14 (c)(d)(i)		7,781	1
Charter Communications Operating LLC, Term G Loan, 4.25%, 9/10/21		23,920	23,832,931
Clear Channel Communications, Inc., Tranche D Term Loan, 6.90%, 1/30/19		30,916	29,503,188
Interactive Data Corp., Term Loan, 4.75%, 5/02/21		30,474	30,292,612

			146,841,950
Oil, Gas & Consumable Fuels — 0.4%
American Energy — Utica LLC:
Incremental Tranche 1 Loan (Second Lien), 11.00%, 9/30/18		4,066	4,248,683
Incremental Tranche 2 (Second Lien), 11.00%, 9/30/18		4,066	4,259,443
Loan (Second Lien), 11.00%, 9/30/18		25,871	27,681,618
Arch Coal, Inc., Term Loan, 6.25%, 5/16/18		11,650	10,648,558

Floating Rate Loan Interests (b)		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Obsidian Natural Gas Trust, Loan, 7.00%, 11/02/15	USD	3,022	$3,029,397

			49,867,699
Pharmaceuticals — 0.0%
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Term Borrowing, 6.50%, 12/31/17		1,360	1,356,663
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term B-3 Loan, 7.75% — 8.50%, 5/15/18		1,157	1,150,223

			2,506,886
Real Estate Management & Development — 0.0%
Realogy Group LLC (FKA Realogy Corp.), Extended Synthetic Commitment, 4.40%, 10/10/16		1,167	1,155,376
Semiconductors & Semiconductor Equipment — 0.1%
Avago Technologies Cayman Ltd. (Avago Technologies Holdings Luxembourg S.à r.l.), Term Loan, 3.75%, 5/06/21		10,269	10,167,967
Software — 1.1%
First Data Corp.:
2018 New Dollar Term Loan, 3.65%, 3/23/18		94,175	92,262,306
2018B Second New Term Loan, 3.65%, 9/24/18		7,750	7,580,507
Infor (U.S.), Inc. (FKA Lawson Software, Inc.), Tranche B-5 Term Loan, 3.75%, 6/03/20		19,720	19,256,261
Kronos, Inc., Initial Term Loan (Second Lien), 9.75%, 4/30/20		22,993	23,596,164

			142,695,238
Specialty Retail — 0.1%
The Neiman Marcus Group, Inc., Other Term Loan, 4.25%, 10/25/20		14,570	14,300,882
Trading Companies & Distributors — 0.1%
HD Supply, Inc., Term Loan 2014,, 4.00%, 6/28/18		18,025	17,809,175
Total Floating Rate Loan Interests — 9.4%			1,266,423,794

Foreign Agency Obligations
HSH Nordbank AG:
1.00%, 2/14/17 (b)	EUR	5,275	5,353,419
1.04%, 2/14/17 (b)		4,273	4,331,126
Total Foreign Agency Obligations — 0.1%			9,684,545

Investment Companies — 0.0%		Shares
Uranium Participation Corp. (c)		1,150,920	5,179,371

Non-Agency Mortgage-Backed Securities		Par (000)
Commercial Mortgage-Backed Securities — 0.1%
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.61%, 11/05/30 (a)(b)	USD	17,991	18,269,932

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Other Interests (l)		Beneficial Interest (000)	Value
Auto Components — 0.0%
Lear Corp., Escrow (c)(d)	USD	7,955	$69,606
Lear Corp., Escrow (c)(d)		7,495	65,581

			135,187
Capital Markets — 0.1%
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (c)(d)		9,030	1,828,575
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (c)(d)		5,675	1,149,187
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (c)(d)		5,500	1,106,875
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (c)(d)		2,520	510,300
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (c)(d)		1,000	200,000

			4,794,937
Electric Utilities — 0.0%
Mirant America Corp., Escrow (c)(d)		3,270	—
Mirant America, Inc., Escrow (c)(d)		1,880	—
Mirant Americas Generation LLC, Escrow (c)(d)		1,215	—

			—
Household Durables — 0.2%
Richland-Stryker Generation LLC (c)		10,488	89,983
Stanley-Martin, Class B Membership Units (c)		20	29,848,396

			29,938,379
Media — 0.0%
Adelphia Communications Corp., Escrow (c)(d)		27,425	3
Adelphia Communications Corp., Escrow (c)(d)		800	7,000
Adelphia Communications Corp., Escrow (c)(d)		325	2,844
Century Communications, Escrow (c)(d)		625	—

			9,847
Oil, Gas & Consumable Fuels — 0.0%
Post Oak Crown IV LLC (c)		1,250	49,125
Total Other Interests — 0.3%			34,927,475

Preferred Securities
Capital Trusts		Par (000)
Banks — 1.0%
Banco Bilbao Vizcaya Argentaria SA, 7.00% (b)(m)	EUR	7,200	9,585,704
Banco Santander SA, 6.25% (b)(m)		6,100	7,492,769
Bank of America Corp.:
Series U, 5.20% (b)(m)	USD	2,854	2,682,760
Series V, 5.13% (b)(m)		60,715	58,741,763
Series X, 6.25% (b)(m)		37,160	36,916,119
Barclays PLC, 8.00% (b)(m)	EUR	6,525	8,571,104
Citigroup, Inc., Series D, 5.35% (b)(m)	USD	8,055	7,531,425

			131,521,644
Capital Markets — 0.6%
The Goldman Sachs Group, Inc., 5.70% (b)(k)		31,222	31,674,719
Morgan Stanley, Series H, 5.45% (b)(m)		46,500	46,151,250

			77,825,969

Capital Trusts		Par (000)	Value
Diversified Financial Services — 0.9%
JPMorgan Chase & Co.:
Series 1, 7.90% (b)(m)	USD	22,725	$24,599,813
Series Q, 5.15% (b)(m)		2,200	2,095,500
Series S, 6.75% (b)(m)		57,768	60,685,284
Series U, 6.13% (b)(m)		2,526	2,499,477
Series V, 5.00% (b)(m)		39,210	38,221,908

			128,101,982
Diversified Telecommunication Services — 0.1%
Orange SA, 4.25% (b)(m)	EUR	7,625	9,565,800
Insurance — 0.1%
AIG Life Holdings, Inc., 7.57% (a)(m)	USD	10,310	13,838,247
Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25% (a)(m)		2,827	2,940,080
Total Capital Trusts — 2.7%			363,793,722

Preferred Stocks		Shares
Banks — 0.0%
Royal Bank of Scotland Group PLC, Series T, 7.25% (c)		84,000	2,121,000
Capital Markets — 0.0%
State Street Corp., 5.90%		166,804	4,278,523
Consumer Finance — 0.1%
Ally Financial, Inc., 8.50%		276,463	7,445,149
Diversified Financial Services — 0.2%
Concrete Investment II SCA, 0.00%		120,971	22,766,194
RBS Capital Funding Trust VI, 6.25% (c)		400,000	9,540,000

			32,306,194
Hotels, Restaurants & Leisure — 1.2%
Amaya Gaming Group Inc. (Acquired 8/01/14, cost $121,042,300), 6.00% (e)		131,343	164,327,104
Oil, Gas & Consumable Fuels — 0.1%
Chesapeake Energy Corp., 5.75%		6,840	7,720,650
Total Preferred Stocks — 1.6%			218,198,620

Trust Preferreds
Diversified Financial Services — 0.8%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (b)		2,730,633	72,662,144
RBS Capital Funding Trust VII, Series G, 6.08% (m)		1,552,068	37,078,904

			109,741,048
Total Trust Preferreds — 0.8%			109,741,048
Total Preferred Securities — 5.1%			691,733,390

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	41

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Warrants (n)	Shares	Value
Hotels, Restaurants & Leisure — 0.2%
Amaya Gaming Group Inc. (Issue date 7/31/14, 1 share for 1 warrant, strike price $0.01, expires 7/15/24) (Acquired 6/12/14, cost $7,196) (e)	782,120	$21,246,192
Media — 0.0%
HMH Holdings, Inc. (Education Media) (Expires 6/22/19)	11,931	60,430
Metals & Mining — 0.0%
Peninsula Energy Ltd. (Expires 12/31/15) (f)	136,259,718	1,044,537
Peninsula Energy Ltd. (Expires 12/31/15) (f)	78,447,216	522,001

		1,566,538
Total Warrants — 0.2%		22,873,160
Total Long-Term Investments (Cost — $12,971,290,197) — 96.9%		13,086,799,753

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (o)(p)	49,351,065	$49,351,065
Total Short-Term Securities (Cost — $49,351,065) — 0.4%		49,351,065

Options Purchased
(Cost — $104,182) — 0.0%		1
Total Investments (Cost — $13,020,745,444) — 97.3%		13,136,150,819
Other Assets Less Liabilities — 2.7%		365,329,232

Net Assets — 100.0%		$13,501,480,051

Notes to Consolidated Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $252,906,894 and an original cost of $164,726,174 which was 1.9% of its net assets.

(f)	Investments in issuers (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares/Par Held at September 30, 2013	Shares/Par Purchased	Shares/ Par Sold	Shares/Par Held at September 30, 2014	Value Held at September 30, 2014	Gain
Peninsula Energy Ltd.	255,393,495	22,182,820	—	277,576,315	$5,106,849	—
Peninsula Energy Ltd.	$19,200,000	—	—	$19,200,000	$19,200,000	—
Peninsula Energy Ltd., Warrants (Expires 12/31/15)	78,447,216	—	—	78,447,216	$522,001	—
Peninsula Energy Ltd., Warrants (Expires 12/31/15)	132,804,617	3,455,101	—	136,259,718	$1,044,537	—
Richland-Stryker Generation LLC	10,487,500	—	—	10,487,500	$89,983	$6,477,884

(g)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(h)	Convertible security.

(i)	Zero-coupon bond.

(j)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(k)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(l)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(m)	Security is perpetual in nature and has no stated maturity date.

(n)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(o)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at September 30, 2013	Net Activity	Shares Held at September 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	46,057,742	3,293,323	49,351,065	$62,972

(p)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of September 30, 2014 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Citigroup Global Markets, Inc.	(0.75)%	6/19/14	Open	$8,580,495	$8,580,495
RBC Capital Markets, LLC	(1.00)%	8/22/14	Open	16,805,135	16,805,135
Total				$25,385,630	$25,385,630

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	Financial futures contracts as of September 30, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation
(5,937)	E-Mini S&P 500 Futures	Chicago Mercantile	December 2014	USD	583,458,675	$1,610,670
(160)	Russell 2000 Mini Index Futures	InterContinental Exchange	December 2014	USD	17,545,600	831,014
Total						$2,441,684

•	Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,295,000	USD	1,741,936	BNP Paribas S.A.	10/21/14	$(106,047)
EUR	3,410,000	USD	4,569,032	BNP Paribas S.A.	10/21/14	(261,402)
EUR	5,800,000	USD	7,758,782	BNP Paribas S.A.	10/21/14	(432,022)
EUR	9,000,000	USD	12,072,902	BNP Paribas S.A.	10/21/14	(703,792)
EUR	6,400,000	USD	8,596,275	Goldman Sachs Bank USA	10/21/14	(511,575)
EUR	6,000,000	USD	8,015,970	TD Securities, Inc.	10/21/14	(436,563)
EUR	8,700,000	USD	11,648,474	TD Securities, Inc.	10/21/14	(658,334)
EUR	25,000,000	USD	33,478,325	TD Securities, Inc.	10/21/14	(1,897,464)
GBP	6,600,000	USD	11,100,507	Bank of America N.A.	10/21/14	(402,926)
GBP	1,689,000	USD	2,867,224	BNP Paribas S.A.	10/21/14	(129,616)
GBP	1,950,000	USD	3,252,857	BNP Paribas S.A.	10/21/14	(92,209)
GBP	1,000,000	USD	1,690,031	Citibank N.A.	10/21/14	(69,186)
GBP	7,900,000	USD	13,265,379	JPMorgan Chase Bank N.A.	10/21/14	(460,699)
USD	8,640,753	AUD	9,294,000	Royal Bank of Scotland PLC	10/21/14	516,232
USD	29,147,289	CAD	32,085,000	BNP Paribas S.A.	10/21/14	514,347
USD	9,605,929	CAD	10,540,000	Goldman Sachs Bank USA	10/21/14	199,939
USD	14,016,370	CAD	15,260,000	Goldman Sachs Bank USA	10/21/14	398,209
USD	8,391,564	CAD	9,205,000	JPMorgan Chase Bank N.A.	10/21/14	176,939
USD	171,131,646	CAD	187,230,000	TD Securities, Inc.	10/21/14	4,045,919
USD	68,153,820	CAD	73,414,000	UBS AG	10/21/14	2,638,510
USD	7,773,097	EUR	5,746,000	Bank of America N.A.	10/21/14	514,552
USD	20,369,920	EUR	16,000,000	Citibank N.A.	10/21/14	158,169
USD	1,013,873,776	EUR	749,369,000	Citibank N.A.	10/21/14	67,245,052
USD	479,425,949	GBP	280,581,000	Bank of America N.A.	10/21/14	24,647,470
Total						$94,893,503

•	OTC options purchased as of September 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	Call	USD	942.86	12/14/19	107	$1

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	43

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

•	Centrally cleared credit default swaps — sold protection outstanding as of September 30, 2014 were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY Series 22 Version 2	5.00%	Chicago Mercantile	6/20/19		USD	133,650	$552,475

•	OTC credit default swaps — sold protection outstanding as of September 30, 2014 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Realogy Group LLC	5.00%	JPMorgan Chase Bank N.A.	9/20/15	B-	USD	5,000	$205,585	$(71,427)	$277,012
Community Health Systems, Inc.	5.00%	BNP Paribas S.A.	9/20/16	Not Rated	USD	2,000	164,839	(86,758)	251,597
CCO Holdings LLC/CCO Holdings Capital Corp.	8.00%	Deutsche Bank AG	9/20/17	BB-	USD	16,770	3,217,613	(1,203)	3,218,816
Techem GmbH	5.00%	Credit Suisse International	9/20/18	B+	EUR	6,400	775,963	552,762	223,201
Techem GmbH	5.00%	Credit Suisse International	9/20/18	B+	EUR	2,084	252,673	186,123	66,550
Techem GmbH	5.00%	Credit Suisse International	12/20/18	B+	EUR	2,120	256,905	186,482	70,423
Techem GmbH	5.00%	Citibank N.A.	3/20/19	B+	EUR	2,777	329,166	344,316	(15,150)
Techem GmbH	5.00%	Citibank N.A.	3/20/19	B+	EUR	1,666	197,500	203,572	(6,072)
Techem GmbH	5.00%	Goldman Sachs International	3/20/19	B+	EUR	5,000	592,766	542,076	50,690
Techem GmbH	5.00%	Goldman Sachs International	3/20/19	B+	EUR	5,000	592,765	542,167	50,598
Trionista Holdco GmbH	5.00%	Citibank N.A.	3/20/19	B+	EUR	3,251	386,915	316,802	70,113
Trionista Holdco GmbH	5.00%	Citibank N.A.	3/20/19	B+	EUR	3,251	386,916	377,708	9,208
Trionista Holdco GmbH	5.00%	Citibank N.A.	3/20/19	B+	EUR	3,251	386,916	383,551	3,365
Trionista Holdco GmbH	5.00%	Citibank N.A.	3/20/19	B+	EUR	2,350	279,702	223,955	55,747
Level 3 Communications, Inc.	5.00%	Goldman Sachs Bank USA	6/20/19	B+	USD	14,000	1,469,833	(838,521)	2,308,354
Techem GmbH	5.00%	Bank of America N.A.	6/20/19	B+	EUR	1,666	192,513	233,881	(41,368)
Techem GmbH	5.00%	Barclays Bank PLC	6/20/19	B+	EUR	1,413	163,252	188,873	(25,621)
Techem GmbH	5.00%	Citibank N.A.	6/20/19	B+	EUR	2,777	320,851	368,443	(47,592)
Techem GmbH	5.00%	Credit Suisse International	6/20/19	B+	EUR	3,780	436,799	530,272	(93,473)
Techem GmbH	5.00%	Credit Suisse International	6/20/19	B+	EUR	2,355	272,098	309,490	(37,392)
Total							$10,881,570	$4,492,564	$6,389,006

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	OTC total return swaps outstanding as of September 30, 2014 were as follows:

Reference Entity	Fixed Rate (Amount)/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Depreciation
iBoxhy Index	3-month LIBOR	JPMorgan Chase Bank N.A.	12/20/14	USD	105,000	$(1,769,323)	—	$(1,769,323)
iBoxhy Index	3-month LIBOR	Morgan Stanley & Co. International PLC	12/20/14	USD	50,000	(684,435)	—	(684,435)
iBoxhy Index	3-month LIBOR	Morgan Stanley & Co. International PLC	12/20/14	USD	45,000	(730,139)	—	(730,139)
iBoxhy Index	3-month LIBOR	Morgan Stanley & Co. International PLC	12/22/14	USD	50,000	(365,060)	—	(365,060)
iBoxhy Index	3-month LIBOR	JPMorgan Chase Bank N.A.	6/20/15	USD	65,000	(1,342,594)	—	(1,342,594)
iBoxhy Index	3-month LIBOR	JPMorgan Chase Bank N.A.	6/20/15	USD	50,000	(991,550)	—	(991,550)
iBoxhy Index	3-month LIBOR	Morgan Stanley & Co. International PLC	6/20/15	USD	75,000	(1,563,345)	—	(1,563,345)
Total						$(7,446,446)	—	$(7,446,446)

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$278,634,564	$38,085,464	$316,720,028
Common Stocks	$632,926,172	248,173,184	154,184,529	1,035,283,885
Corporate Bonds	—	9,479,711,442	205,992,731	9,685,704,173
Floating Rate Loan Interests	—	1,148,482,979	117,940,815	1,266,423,794
Foreign Agency Obligations	—	9,684,545	—	9,684,545
Investment Companies	5,179,371	—	—	5,179,371
Non-Agency Mortgage-Backed Securities	—	18,269,932	—	18,269,932
Other Interests	—	4,804,781	30,122,694	34,927,475
Preferred Securities	140,846,370	363,793,722	187,093,298	691,733,390
Warrants	1,044,537	21,828,623	—	22,873,160
Short-Term Securities	49,351,065	—	—	49,351,065
Options Purchased:
Equity Contracts	—	1	—	1
Liabilities:
Investments:
Unfunded floating rate loan interests[1]	—	(2,389)	—	(2,389)
Total	$829,347,515	$11,573,381,384	$733,419,531	$13,136,148,430

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Credit contracts	—	$7,208,149	—	$7,208,149
Equity contracts	$2,441,684	—	—	2,441,684
Foreign currency exchange contracts	—	101,055,338	—	101,055,338
Liabilities:
Credit contracts	—	(266,668)	—	(266,668)
Foreign currency exchange contracts	—	(6,161,835)	—	(6,161,835)
Interest rate contracts	—	(7,446,446)	—	(7,446,446)
Total	$2,441,684	$94,388,538	—	$96,830,222

[1]	Unfunded floating rate loan interests are valued at the unrealized appreciation/depreciation on the commitment.

[2]

Derivative financial instruments are swaps, forward foreign currency exchange contracts and options written. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	45

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of September 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$5,315,824	—	—	$5,315,824
Foreign currency at value	20,945,483	—	—	20,945,483
Cash pledged for financial futures contracts	28,428,000	—	—	28,428,000
Cash pledged as collateral for OTC derivatives	8,500,000	—	—	8,500,000
Liabilities:
Reverse repurchase agreements	—	$(25,385,630)	—	(25,385,630)
Cash received as collateral for OTC derivatives	—	(9,300,000)	—	(9,300,000)
Total	$63,189,307	$(34,685,630)	—	$28,503,677

There were no transfers between Level 1 and Level 2 during the year ended September 30, 2014.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Options Purchased	Preferred Securities	Warrants	Total
Assets:
Opening Balance, as of September 30, 2013	$136,358,189	$61,838,271	$70,775,109	$178,617,570	$37,933,490	$1	—	$453,736	$485,976,366
Transfers into Level 3	—	—	646,123	45,267,852	—	—	—	—	45,913,975
Transfers out of Level 3	(86,518,345)	(2,530,710)	—	—	—	(1)	—	(453,736)	(89,502,792)
Accrued discounts/premiums	251,326	—	(21,192)	1,397,390	—	—	—	—	1,627,524
Net realized gain (loss)	926,090	10,482,486	(7,247,274)	3,353,149	1,267	—	—	—	7,515,718
Net change in unrealized appreciation/depreciation[1,2]	125,661	(123,374)	8,952,326	1,852,710	(7,810,796)	—	$43,967,710	—	46,964,237
Purchases	37,222,175	95,000,344	154,322,810	52,971,106	—	—	143,125,588	—	482,642,023
Sales	(50,279,632)	(10,482,488)	(21,435,171)	(165,518,962)	(1,267)	—	—	—	(247,717,520)
Closing Balance, as of September 30, 2014	$38,085,464	$154,184,529	$205,992,731	$117,940,815	$30,122,694	—	$187,093,298	—	$733,419,531

Net change in unrealized appreciation/depreciation on investments still held at September 30, 2014[2]	$92,977	$10,270,426	$1,672,391	$4,119,250	$(7,810,796)	—	$43,967,710	—	$52,311,958

[1]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[2]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at September 30, 2014 is generally due to investments no longer held or categorized as Level 3 at year end.

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Consolidated Schedule of Investments (concluded)	BlackRock High Yield Bond Portfolio

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of September 30, 2014. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $194,344,511.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$16,187,781	Market Comparable Companies	Offshore Last 12 Months EBIDTA Multiple[4]	5.88	x
			Offshore Current Fiscal Year EBITDA Multiple[4]	6.25	x
			Onshore Last 12 Months EBITDA Multiple[4]	5.13	x
			Onshore Current Fiscal Year EBITDA Multiple[4]	4.63	x
			Discontinued Operations Expected Sale Proceeds	$ 150	[7]
	11,714,822	Market Comparable Companies	2P (Proved and Probable) Reserves + 2C (Contingent) Resources Multiple[4]	CAD[8] 0.60	x
			PV-10 Multiple[4,5]	0.28	x
	18,886,557	Market Comparable Companies	2P (Proved and Probable) Reserves + 2C (Contingent) Resources Multiple[4]	CAD[8] 0.45	x
			PV-10 Multiple[4,5]	0.19	x
	74,999,999	Market Comparable Companies	Fleet Value Multiple[4]	1.11	x
			2016E EBITDA Multiple	4.73	x
	32,368,302	Market Comparable Companies	IPO Risk[6]	15.00%
			Enterprise Value Per Barrel 2013 Reserves[4]	CAD[8] 24.12
			Value Per Flowing Barrel[4]	CAD[8] 17,172.00
Corporate Bonds[1]	152,229,884	Cost[3]	N/A	—
	8,005,792	Par	Call Price[4]	—
	30,416,400	Discounted Cash Flow	Internal Rate of Return[6]	10.00%
Other Interests[2]	29,848,396	Market Comparable Companies	Tangible Book Value Multiple[4]	1.35	x
	89,983	Estimated Recovery Value	Recovery Rate[4]	0.85%
Preferred Securities	164,327,104	Dealer Price	Illiquidity Discount[6]	1.67%
Total	$539,075,020

[1]

For the year ended September 30, 2014, the valuation technique for certain investments classified as corporate bonds changed to utilizing par value or an income approach. Market information previously utilized to determine fair value under the market approach no longer applied to these investments; therefore, the par value or income approach is considered to be a more relevant measure of fair value for these investments.

[2]

For the year ended September 30, 2014, the valuation technique for certain investments classified as other interests changed to utilize the company’s financial restructuring plan. The investments were previously valued utilizing a market or income approach. The financial restructuring plan information became available for this investment which is considered to be a more relevant measure of fair value for this investment.

[3]

The Fund fair values certain of its Level 3 investments using acquisition cost, although the transaction may not have occurred during the current reporting year. These investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Fund.

[4]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[5]	Present value of estimated future oil and gas revenues, net of estimated direct expenses discounted at an annual discount rate of 10%.

[6]	Increase in unobservable input may result in a significant decrease to value, while a decrease in the unobservable input may result in a significant increase to value.

[7]	Millions.

[8]	Canadian Dollar.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	47

Schedule of Investments September 30, 2014	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACAS CLO Ltd., Series 2007-1A, Class A1S, 0.44%, 4/20/21 (a)(b)	USD	2,331	$2,307,821
Aircraft Lease Securitisation Ltd., Series 2007-1A, Class G3, 0.42%, 5/10/32 (a)(b)		5,429	5,320,073
American Homes 4 Rent, Series 2014-SFR1, Class A, 1.25%, 6/17/31 (a)(b)		6,317	6,278,713
AmeriCredit Automobile Receivables Trust:
Series 2011-3, Class D, 4.04%, 7/10/17		10,769	11,082,787
Series 2012-4, Class B, 1.31%, 11/08/17		3,270	3,283,312
Series 2013-2, Class B, 1.19%, 5/08/18		10,190	10,190,581
Series 2013-2, Class C, 1.79%, 3/08/19		3,250	3,255,057
APOLLO Trust, Series 2009-1, Class A3, 3.91%, 6/03/17 (b)	AUD	6,521	5,767,847
AUTO ABS FCT Compartiment, Series 2013-2, Class A, 0.86%, 1/27/23 (b)	EUR	13,200	16,745,642
BA Credit Card Trust, Series 2014-A1, Class A, 0.53%, 6/15/21 (b)	USD	15,055	15,042,053
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE10, Class 21A1, 0.23%, 12/25/36 (b)		163	163,252
Chase Issuance Trust, Series 2013-A8, Class A8, 1.01%, 10/15/18		18,405	18,383,043
Chrysler Capital Auto Receivables Trust, Series 2014-AA, Class D, 2.64%, 7/15/21 (a)		11,845	11,639,466
Citibank Credit Card Issuance Trust:
Series 2007-A8, Class A8, 5.65%, 9/20/19		37,660	42,155,474
Series 2013-A6, Class A6, 1.32%, 9/07/18		29,287	29,483,076
COA Caerus CLO Ltd., Series 2007-6A, Class A1, 0.87%, 12/13/19 (a)(b)		750	741,413
Conseco Financial Corp., Series 1993-4, Class A5, 7.05%, 1/15/19		36	37,267
Cornerstone CLO Ltd., Series 2007-1A, Class A1S, 0.45%, 7/15/21 (a)(b)		15,600	15,468,067
Countrywide Asset-Backed Certificates:
Series 2005-17, Class 1AF2, 5.05%, 5/25/36 (b)		1,916	2,446,570
Series 2007-7, Class 2A2, 0.31%, 10/25/47 (b)		3,915	3,873,529
Credit Acceptance Auto Loan Trust, Series 2013-2A, Class B, 2.26%, 10/15/21 (a)		6,000	6,051,810
Crusade ABS Trust, Series 2012-1, Class A, 3.64%, 7/12/23 (b)	AUD	9,696	8,515,722
Discover Card Execution Note Trust, Series 2013-A5, Class A5, 1.04%, 4/15/19	USD	8,915	8,910,480
Dryden XVI-Leveraged Loan CDO, Series 2006-16A, Class A1, 0.47%, 10/20/20 (a)(b)		7,547	7,478,670
GAMMA Sociedade de Titularizacao de Creditos SA/Atlantes SME, Series 3, Class A, 2.03%, 12/28/43 (b)	EUR	6,469	8,208,018
Halcyon Loan Investors CLO I, Inc., Series 2006-1A, Class B, 0.92%, 11/20/20 (a)(b)	USD	10,000	9,695,138
Heller Financial, Series 1998-1, Class A, 0.87%, 7/15/24 (a)(b)		481	260,790
HLSS Servicer Advance Receivables Trust:
Series 2013-T1, Class A2, 1.50%, 1/16/46 (a)		3,000	3,002,400
Series 2014-T1, Class AT1, 1.24%, 1/17/45 (a)		5,420	5,423,252
IFC SBA Loan-Backed Adjustable Rate Certificate, Series 1997-1, Class A, 1.25%, 1/15/24 (a)(b)		141	141,017

Asset-Backed Securities		Par (000)	Value
ING Investment Management CLO Ltd., Series 2012-1RA, Class A1R, 1.43%, 3/14/22 (a)(b)	USD	25,000	$24,953,543
Katonah Ltd., Series 2007-10A, Class A2B, 0.48%, 4/17/20 (a)(b)		8,037	7,950,561
Madison Park Funding VIII Ltd.:
Series 2012-8AR, Class CR, 3.03%, 4/22/22 (a)(b)		1,900	1,889,801
Series 2012-8AR, Class DR, 4.08%, 4/22/22 (a)(b)		1,000	997,480
Madison Park Funding XIV Ltd., Series 2014-14A, Class D, 3.83%, 7/25/26 (a)(b)		1,750	1,670,482
MASTR Asset-Backed Securities Trust, Series 2005-FRE1, Class A4, 0.40%, 10/25/35 (b)		52	52,401
Mayport CLO Ltd., Series 2006-1A, Class A1L, 0.48%, 2/22/20 (a)(b)		1,271	1,269,794
MBNA Credit Card Master Note Trust, Series 2005-B3, Class B3, 0.63%, 3/19/18 (b)	EUR	7,963	10,006,276
Muir Woods CLO Ltd., Series 2012-1A, Class X, 1.48%, 9/14/23 (a)(b)	USD	1,500	1,498,694
Navient Student Loan Trust, Series 2014-CTA, Class A, 0.85%, 9/16/24 (a)(b)		4,399	4,399,668
Neuberger Berman CLO XII Ltd., Series 2012-12AR, Class XR, 1.48%, 7/25/23 (a)(b)		1,000	999,598
OHA Intrepid Leveraged Loan Fund Ltd., Series 2011-1AR, Class AR, 1.15%, 4/20/21 (a)(b)		14,979	14,912,761
OHA Park Avenue CLO I Ltd., Series 2007-1A, Class A1B, 0.46%, 3/14/22 (a)(b)		13,096	12,874,326
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		19,955	19,954,601
Series 2014-2A, Class A, 2.47%, 9/18/24 (a)		24,500	24,507,669
Series 2014-2A, Class B, 3.02%, 9/18/24 (a)		7,205	7,204,993
Opera Germany No. 2 PLC, Series 2, Class A, 0.42%, 10/20/14 (b)	EUR	14,105	17,735,543
Palmer Square CLO Ltd., Series 2014-1A, Class A1, 1.49%, 10/17/22 (a)(b)	USD	15,000	14,961,378
PFS Financing Corp., Series 2014-AA, Class B, 1.10%, 2/15/19 (a)(b)		4,400	4,402,710
Red & Black Auto France, Series 2012-1, Class A, 0.86%, 12/28/21 (b)	EUR	424	535,974
Regatta Funding Ltd., Series 2007-1A, Class A1L, 0.48%, 6/15/20 (a)(b)	USD	8,020	7,925,513
Residential Asset Mortgage Products, Inc. Trust, Series 2003-RZ3, Class A6, 3.90%, 3/25/33 (c)		1,601	1,634,232
Residential Asset Securities Corp. Trust, Series 2005-KS12, Class A2, 0.40%, 1/25/36 (b)		11	10,942
Santander Drive Auto Receivables Trust:
Series 2010-2, Class C, 3.89%, 7/17/17		6,875	6,884,099
Series 2012-5, Class C, 2.70%, 8/15/18		2,670	2,727,205
Series 2012-6, Class C, 1.94%, 3/15/18		2,470	2,488,849
Series 2012-AA, Class B, 1.21%, 10/16/17 (a)		10,440	10,477,793
Series 2012-AA, Class C, 1.78%, 11/15/18 (a)		7,215	7,266,493
Series 2013-1, Class C, 1.76%, 1/15/19		19,880	19,919,422
Series 2013-3, Class C, 1.81%, 4/15/19		18,925	18,855,053

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Series 2013-5, Class C, 2.25%, 6/17/19	USD	12,000	$12,057,660
Series 2013-A, Class C, 3.12%, 10/15/19 (a)		13,400	13,724,816
Series 2014-S5, Class R, 1.43%, 6/18/19 (a)		3,064	3,064,224
Series 2014-S6, Class R, 1.43%, 12/17/19 (a)		11,427	11,485,873
Series 2012-3, Class C, 3.01%, 4/16/18		17,630	17,988,206
Silver Bay Realty Trust, Series 2014-1, Class A, 1.15%, 9/17/31 (a)(b)		11,626	11,543,234
SLM Private Credit Student Loan Trust:
Series 2003-B, Class A2, 0.63%, 3/15/22 (b)		3,912	3,908,023
Series 2004-B, Class A2, 0.43%, 6/15/21 (b)		5,339	5,310,138
SLM Private Education Loan Trust:
Series 2011-A, Class A3, 2.65%, 1/15/43 (a)(b)		6,258	6,669,395
Series 2011-B, Class A2, 3.74%, 2/15/29 (a)		7,950	8,317,950
Series 2011-C, Class A1, 1.55%, 12/15/23 (a)(b)		14,439	14,537,802
Series 2011-C, Class A2B, 4.54%, 10/17/44 (a)		8,725	9,286,279
Series 2012-B, Class A1, 1.25%, 12/15/21 (a)(b)		1,330	1,334,836
Series 2012-C, Class A1, 1.25%, 8/15/23 (a)(b)		6,616	6,661,199
Series 2012-E, Class A1, 0.90%, 10/16/23 (a)(b)		2,759	2,769,873
Series 2013-C, Class A1, 1.00%, 2/15/22 (a)(b)		13,400	13,464,150
SLM Student Loan Trust:
Series 2003-11, Class A6, 0.98%, 12/15/25 (a)(b)		11,900	11,887,457
Series 2013-4, Class A, 0.71%, 6/25/27 (b)		13,859	13,858,005
Soundview Home Loan Trust, Series 2003-2, Class A2, 1.45%, 11/25/33 (b)		1,155	1,143,521
SpringCastle America Funding LLC, Series 2014-AA, Class A, 2.70%, 5/25/23 (a)		23,595	23,593,450
Torrens, Series 2013-1, Class A, 3.59%, 4/12/44 (b)	AUD	21,399	18,801,668
Triton European Loan Conduit PLC, Series 26X, Class H, 1.41%, 10/25/19 (b)	GBP	1,993	3,052,765
Westbrook CLO Ltd., Series 2006-1A, Class A1, 0.47%, 12/20/20 (a)(b)	USD	10,627	10,524,259
WG Horizons CLO, Series 2006-1A, Class A1, 0.50%, 5/24/19 (a)(b)		11,054	10,926,063
World Financial Network Credit Card Master Trust, Series 2012-D, Class B, 3.34%, 4/17/23		5,630	5,738,119
Total Asset-Backed Securities — 20.0%			753,969,159

Corporate Bonds		Par (000)	Value
Aerospace & Defense — 0.1%
Huntington Ingalls Industries, Inc., 6.88%, 3/15/18	USD	4,020	$4,200,900
Air Freight & Logistics — 0.1%
Federal Express Corp. Pass-Through Trust, Series 2012, 2.63%, 1/15/18 (a)		3,032	3,072,822
Airlines — 1.8%
American Airlines Pass-Through Trust, Series 2013-2, Class B, 5.60%, 7/15/20 (a)		4,222	4,348,960
Continental Airlines Pass-Through Trust:
Series 2000-1, Class B, 8.39%, 5/01/22		4,309	4,524,630
Series 2003-ERJ1, Class RJO3, 7.88%, 1/02/20		248	262,817
Series 2009-1, 9.00%, 7/08/16		7,464	8,209,964
Delta Air Lines Pass-Through Trust:
Series 2010-1, Class B, 6.38%, 7/02/17 (a)		6,250	6,609,375
Series 2010-2, Class B, 6.75%, 11/23/15		2,000	2,115,000
Series 2012-1, Class B, 6.88%, 5/07/19 (a)		3,216	3,585,666
Northwest Airlines Pass-Through Trust, Series 2002-1, Class G-2, 6.26%, 5/20/23		1,280	1,383,606
UAL Pass-Through Trust, Series 2009-2B, 12.00%, 1/15/16 (a)		2,661	2,907,251
US Airways Pass-Through Trust:
Series 2011-1, Class C, 10.88%, 10/22/14		2,482	2,500,692
Series 2012-1, Class C, 9.13%, 10/01/15		4,232	4,422,198
Series 2012-2, Class C , 5.45%, 6/03/18		1,500	1,500,000
Virgin Australia Trust:
Series 2013-1A, 5.00%, 10/23/23 (a)		8,654	9,021,316
Series 2013-1B, 6.00%, 4/23/22 (a)		15,653	16,279,484

			67,670,959
Auto Components — 0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 3.50%, 3/15/17		5,500	5,445,000
Automobiles — 0.6%
General Motors Co., 3.50%, 10/02/18		12,581	12,785,441
Jaguar Land Rover Automotive PLC, 4.13%, 12/15/18 (a)		9,500	9,506,650

			22,292,091
Banks — 6.6%
Bank of America Corp.:
6.50%, 8/01/16		25,304	27,618,025
1.70%, 8/25/17		7,250	7,218,673
5.75%, 12/01/17		14,925	16,607,062
2.00%, 1/11/18		7,900	7,865,643
5.65%, 5/01/18		4,595	5,111,009
2.60%, 1/15/19		24,697	24,648,890
2.65%, 4/01/19		9,252	9,223,643
The Bears Stearns Cos. LLC, 7.25%, 2/01/18		10,200	11,866,496

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	49

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Banks (concluded)
BPCE SA, 0.84%, 6/23/17 (b)	USD	15,000	$15,040,215
CIT Group, Inc., 4.25%, 8/15/17		15,455	15,609,550
Citigroup, Inc.:
1.70%, 7/25/16		19,626	19,824,909
6.00%, 8/15/17		12,000	13,439,712
2.50%, 7/29/19		8,500	8,424,257
First Republic Bank, 2.38%, 6/17/19		5,855	5,843,794
Huntington Bancshares, Inc., 2.60%, 8/02/18		2,000	2,021,294
Intesa Sanpaolo SpA, 2.38%, 1/13/17		16,500	16,683,348
Regions Financial Corp., 2.00%, 5/15/18		20,800	20,554,414
Santander Holdings USA, Inc., 3.00%, 9/24/15		3,785	3,853,849
Standard Chartered PLC, 1.50%, 9/08/17 (a)		18,530	18,463,292

			249,918,075
Beverages — 0.0%
Constellation Brands, Inc., 7.25%, 5/15/17		1,214	1,350,575
Capital Markets — 4.6%
American Capital, Ltd., 6.50%, 9/15/18 (a)		7,181	7,360,525
The Goldman Sachs Group, Inc.:
5.35%, 1/15/16		8,733	9,227,480
3.63%, 2/07/16		53,352	55,135,131
5.75%, 10/01/16		21,910	23,790,448
6.25%, 9/01/17		38,939	43,738,232
2.38%, 1/22/18		19,395	19,596,339
Morgan Stanley:
4.75%, 3/22/17		8,000	8,596,888
2.13%, 4/25/18		7,021	7,020,263

			174,465,306
Chemicals — 0.5%
Ashland, Inc., 3.00%, 3/15/16		5,000	5,000,000
Lubrizol Corp., 8.88%, 2/01/19		4,195	5,295,428
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		8,845	9,132,463

			19,427,891
Commercial Services & Supplies — 1.0%
The ADT Corp., 4.13%, 4/15/19 (d)		13,500	13,230,000
Aviation Capital Group Corp.:
3.88%, 9/27/16 (a)		14,855	15,278,977
4.63%, 1/31/18 (a)		1,000	1,042,414
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 4.88%, 11/15/17		2,695	2,748,900
Leucadia National Corp., 8.13%, 9/15/15		6,450	6,864,413

			39,164,704
Consumer Finance — 3.5%
Ally Financial Inc.:
5.50%, 2/15/17		15,000	15,600,000
6.25%, 12/01/17		3,254	3,489,915
Ally Financial, Inc., 3.25%, 9/29/17		18,735	18,500,813
Capital One Financial Corp.:
3.15%, 7/15/16		10,000	10,353,300
6.75%, 9/15/17		2,000	2,282,930
2.45%, 4/24/19		25,062	24,956,840
Ford Motor Credit Co. LLC:
3.98%, 6/15/16		1,790	1,874,794
1.72%, 12/06/17		47,000	46,668,650
Synchrony Financial, 1.88%, 8/15/17		6,290	6,298,674

			130,025,916
Diversified Financial Services — 3.3%
Banque Federative du Credit Mutuel SA, 1.09%, 10/28/16 (a)(b)		3,276	3,308,324
CNH Industrial Capital LLC:
3.88%, 11/01/15		4,020	4,045,125

Corporate Bonds		Par (000)	Value
Diversified Financial Services (concluded)
6.25%, 11/01/16	USD	7,500	$7,893,750
General Motors Financial Co., Inc.:
2.75%, 5/15/16		8,145	8,206,087
2.63%, 7/10/17		14,610	14,676,286
4.75%, 8/15/17		1,930	2,021,675
3.00%, 9/25/17		10,000	10,100,000
3.25%, 5/15/18		1,450	1,457,250
International Lease Finance Corp., 6.75%, 9/01/16 (a)		8,280	8,921,700
JPMorgan Chase & Co.:
3.45%, 3/01/16		16,776	17,373,746
1.35%, 2/15/17		12,000	11,973,852
1.80%, 1/25/18		1,405	1,401,983
Moody’s Corp., 2.75%, 7/15/19		10,700	10,756,293
Voya Financial, Inc., 2.90%, 2/15/18		22,549	23,197,983

			125,334,054
Diversified Telecommunication Services — 0.4%
British Telecommunications PLC, 2.00%, 6/22/15		9,216	9,308,860
Intelsat Jackson Holdings SA, 8.50%, 11/01/19		3,590	3,752,627
Windstream Corp., 7.88%, 11/01/17		704	781,440

			13,842,927
Electric Utilities — 0.3%
AES Corp., 8.00%, 10/15/17		424	475,940
Kentucky Power Co., 6.00%, 9/15/17 (a)		1,000	1,126,606
Oncor Electric Delivery Co. LLC, 6.38%, 1/15/15		5,960	6,057,768
Pepco Holdings, Inc., 2.70%, 10/01/15		3,765	3,830,086

			11,490,400
Electronic Equipment, Instruments & Components — 0.2%
Jabil Circuit, Inc., 7.75%, 7/15/16		6,642	7,306,200
Energy Equipment & Services — 0.2%
Transocean, Inc., 4.95%, 11/15/15		5,659	5,876,696
Health Care Equipment & Supplies — 0.6%
Biomet, Inc.:
6.50%, 8/01/20		4,000	4,240,000
6.50%, 10/01/20		8,750	9,187,500
Boston Scientific Corp., 6.25%, 11/15/15		5,605	5,932,680
ConvaTec Healthcare E SA, 10.50%, 12/15/18 (a)		2,300	2,435,125

			21,795,305
Health Care Providers & Services — 1.3%
CHS/Community Health Systems, Inc., 5.13%, 8/15/18		8,000	8,220,000
Coventry Health Care, Inc., 5.95%, 3/15/17		6,403	7,089,280
HCA, Inc.:
6.50%, 2/15/16		9,860	10,291,375
3.75%, 3/15/19		8,400	8,211,000
7.25%, 9/15/20		1,482	1,556,100
Tenet Healthcare Corp., 8.00%, 8/01/20		11,200	11,816,000

			47,183,755
Hotels, Restaurants & Leisure — 0.3%
Caesars Entertainment Operating Co., Inc., 11.25%, 6/01/17		1,950	1,513,687
Carnival Corp.:
1.20%, 2/05/16		3,000	3,009,549
1.88%, 12/15/17		6,790	6,798,392

			11,321,628
Household Durables — 1.2%
D.R. Horton, Inc., 4.75%, 5/15/17		1,980	2,054,250

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Household Durables (concluded)
Jarden Corp., 7.50%, 5/01/17	USD	1,750	$1,911,875
Lennar Corp.:
4.75%, 12/15/17		4,332	4,456,545
4.50%, 6/15/19		3,500	3,469,375
M/I Homes, Inc., 8.63%, 11/15/18		17,310	18,110,587
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19		13,880	14,643,400
Toll Brothers Finance Corp., 8.91%, 10/15/17		1,710	1,983,600

			46,629,632
Independent Power and Renewable Electricity Producers — 0.7%
AES Corp., 3.23%, 6/01/19 (b)		13,025	12,829,625
Ipalco Enterprises, Inc., 7.25%, 4/01/16 (a)		10,884	11,618,670

			24,448,295
Insurance — 3.1%
AIA Group Ltd., 2.25%, 3/11/19 (a)		6,215	6,159,220
American International Group, Inc.:
5.60%, 10/18/16		24,000	26,128,560
5.45%, 5/18/17		2,535	2,793,557
8.25%, 8/15/18		11,794	14,405,840
Aon Corp., 3.13%, 5/27/16		7,841	8,106,120
AXIS Specialty Finance PLC, 2.65%, 4/01/19		13,545	13,589,699
Jackson National Life Global Funding, 2.30%, 4/16/19 (a)		12,000	11,968,333
Lincoln National Corp., 4.30%, 6/15/15		10,880	11,156,385
Marsh & McLennan Cos., Inc., 9.25%, 4/15/19		13,700	17,727,430
XLIT Ltd., 2.30%, 12/15/18		4,000	3,996,460

			116,031,604
IT Services — 0.5%
Computer Sciences Corp., 2.50%, 9/15/15		5,631	5,716,000
Fiserv, Inc., 6.80%, 11/20/17		5,000	5,717,450
The Western Union Co., 2.38%, 12/10/15		8,000	8,126,248

			19,559,698
Machinery — 0.4%
Case New Holland Industrial, Inc., 7.88%, 12/01/17		2,050	2,278,063
Crane Co., 2.75%, 12/15/18		1,000	1,017,837
The Manitowoc Co., Inc., 8.50%, 11/01/20		7,750	8,331,250
Pentair Finance SA, 1.35%, 12/01/15		4,480	4,505,594

			16,132,744
Media — 1.9%
British Sky Broadcasting Group PLC:
6.10%, 2/15/18 (a)		9,277	10,451,357
2.63%, 9/16/19 (a)		17,385	17,374,534
Cablevision Systems Corp.:
8.63%, 9/15/17		1,973	2,192,496
7.75%, 4/15/18		3,345	3,625,144
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.13%, 2/15/16		6,620	6,812,006
DISH DBS Corp.:
7.75%, 5/31/15		2,350	2,429,313
4.63%, 7/15/17		1,820	1,856,400
4.25%, 4/01/18		9,510	9,533,775
The Interpublic Group of Cos., Inc., 2.25%, 11/15/17		13,816	13,870,242
Omnicom Group, Inc., 5.90%, 4/15/16		4,192	4,500,619

			72,645,886
Metals & Mining — 0.1%
FMG Resources August 2006 Property Ltd., 6.00%, 4/01/17 (a)		3,000	3,022,500

Corporate Bonds		Par (000)	Value
Metals & Mining (concluded)
Novelis, Inc., 8.38%, 12/15/17	USD	1,900	$1,976,000

			4,998,500
Multiline Retail — 0.2%
Dollar General Corp., 4.13%, 7/15/17		8,183	8,546,260
Multi-Utilities — 0.2%
CenterPoint Energy, Inc., Series B, 6.85%, 6/01/15		4,865	5,059,634
CMS Energy Corp., 4.25%, 9/30/15		2,395	2,474,624

			7,534,258
Oil, Gas & Consumable Fuels — 1.5%
Chesapeake Energy Corp.:
3.25%, 3/15/16		10,030	10,055,075
6.50%, 8/15/17		1,820	1,974,700
Enterprise Products Operating LLC, Series A, 8.38%, 8/01/66 (b)		9,795	10,774,500
Genesis Energy LP/Genesis Energy Finance Corp., 7.88%, 12/15/18		6,841	7,114,640
Husky Energy, Inc., 7.25%, 12/15/19		8,842	10,767,743
Kinder Morgan Energy Partners LP, 5.95%, 2/15/18		5,312	5,941,244
Sabine Pass LNG LP, 7.50%, 11/30/16		7,740	8,205,174

			54,833,076
Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, 5.63%, 4/20/15		4,015	4,115,287
Pharmaceuticals — 2.2%
Actavis Funding SCS, 2.45%, 6/15/19 (a)		1,650	1,604,297
Actavis, Inc., 1.88%, 10/01/17		12,629	12,520,163
Forest Laboratories, Inc., 4.38%, 2/01/19 (a)		31,025	32,655,705
Mylan, Inc.:
6.00%, 11/15/18 (a)		1,215	1,258,982
7.88%, 7/15/20 (a)		15,095	16,465,369
Perrigo Co. PLC, 2.30%, 11/08/18 (a)		4,000	3,973,312
Roche Holdings, Inc., 3.35%, 9/30/24 (a)		11,590	11,611,523
Valeant Pharmaceuticals International, 6.75%, 10/01/17 (a)		668	689,844
Zoetis, Inc., 1.15%, 2/01/16		2,000	2,004,334

			82,783,529
Real Estate Investment Trusts (REITs) — 2.5%
ARC Properties Operating Partnership LP/Clark Acquisition LLC, 2.00%, 2/06/17 (a)		28,040	28,024,522
AvalonBay Communities, Inc., 3.63%, 10/01/20		4,500	4,676,958
HCP, Inc., 6.70%, 1/30/18		5,440	6,258,024
Host Hotels & Resorts LP, 5.88%, 6/15/19		12,890	13,657,703
Nationwide Health Properties, Inc., 6.59%, 7/07/38		1,400	1,742,049
Prologis LP, 4.50%, 8/15/17		5,660	6,062,618
Ventas Realty LP/Ventas Capital Corp., 2.00%, 2/15/18		11,890	11,892,449
WEA Finance LLC/Westfield UK & Europe Finance PLC:
1.75%, 9/15/17 (a)		7,665	7,676,229
2.70%, 9/17/19 (a)		13,765	13,797,637

			93,788,189
Real Estate Management & Development — 0.4%
Trafford Centre Finance Ltd., 0.76%, 7/28/15 (b)	GBP	261	420,921
The Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21		4,732	8,092,879

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	51

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Real Estate Management & Development (concluded)
Series M, 7.40%, 3/28/24	GBP	4,920	$8,207,313

			16,721,113
Road & Rail — 1.7%
ERAC USA Finance LLC, 6.38%, 10/15/17 (a)	USD	6,000	6,825,636
Kansas City Southern de Mexico SA de CV, 0.94%, 10/28/16 (b)		14,000	14,074,760
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.13%, 5/11/15 (a)		16,417	16,648,972
2.50%, 3/15/16 (a)		12,000	12,243,984
3.75%, 5/11/17 (a)		1,460	1,535,038
3.38%, 3/15/18 (a)		5,000	5,209,420
2.88%, 7/17/18 (a)		6,748	6,904,824

			63,442,634
Semiconductors & Semiconductor Equipment — 0.5%
Maxim Integrated Products, Inc., 2.50%, 11/15/18		18,000	18,103,896
Specialty Retail — 0.6%
QVC, Inc.:
3.13%, 4/01/19		19,113	19,179,341
7.38%, 10/15/20 (a)		4,680	4,985,632

			24,164,973
Technology Hardware, Storage & Peripherals — 0.5%
Hewlett-Packard Co., 2.63%, 12/09/14		4,780	4,800,081
Seagate HDD Cayman, 3.75%, 11/15/18 (a)		14,000	14,280,000

			19,080,081
Thrifts & Mortgage Finance — 0.4%
Astoria Financial Corp., 5.00%, 6/19/17		12,600	13,527,990
Tobacco — 1.0%
Lorillard Tobacco Co.:
3.50%, 8/04/16		15,000	15,582,105
2.30%, 8/21/17		20,717	20,963,180

			36,545,285
Trading Companies & Distributors — 1.5%
Air Lease Corp.:
4.50%, 1/15/16		4,000	4,140,000
2.13%, 1/15/18		21,140	20,981,450
3.38%, 1/15/19		8,500	8,606,250
Aircastle Ltd., 6.75%, 4/15/17		8,750	9,340,625
GATX Corp.:
2.38%, 7/30/18		4,000	4,023,772
2.50%, 3/15/19		8,453	8,459,382
United Rentals North America, Inc., 5.75%, 7/15/18		1,820	1,897,350

			57,448,829
Wireless Telecommunication Services — 1.5%
ADC Telecommunications, Inc., 3.50%, 7/15/15 (e)		23,513	23,748,130
Rogers Communications, Inc.:
7.50%, 3/15/15		2,000	2,062,842
6.80%, 8/15/18		6,996	8,191,218
SBA Communications Corp., 5.63%, 10/01/19		2,190	2,222,850
SBA Tower Trust, 4.25%, 4/15/40 (a)		3,540	3,606,046
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		3,590	4,146,450
T-Mobile USA, Inc., 5.25%, 9/01/18		10,595	10,912,850

			54,890,386
Total Corporate Bonds — 48.2%			1,817,157,349

Floating Rate Loan Interests (b)		Par (000)	Value
Chemicals — 0.0%
OXEA Finance & Cy SCA (Oxea Finance LLC), Term Loan (Second Lien), 8.25%, 7/15/20	USD	640	$632,531
Hotels, Restaurants & Leisure — 0.5%
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		8,511	8,134,515
Hilton Worldwide Finance LLC, Initial Term Loan, 4.00%, 10/26/20		11,783	11,586,435

			19,720,950
Total Floating Rate Loan Interests — 0.5%			20,353,481

Foreign Agency Obligations
Petrobras Global Finance BV, 2.00%, 5/20/16		10,798	10,797,460
Petrobras International Finance Co., 3.88%, 1/27/16		4,865	4,979,327
Sinopec Capital Ltd., 1.25%, 4/24/16 (a)		15,000	14,962,935
Total Foreign Agency Obligations — 0.8%			30,739,722

Foreign Government Obligations
Cyprus — 0.2%
Republic of Cyprus:
3.75%, 11/01/15	EUR	2,410	3,057,665
3.75%, 11/01/15		1,605	2,036,329
4.63%, 2/03/20		2,750	3,409,148

			8,503,142
Iceland — 0.5%
Republic of Iceland:
4.88%, 6/16/16	USD	12,535	13,047,431
4.88%, 6/16/16 (a)		4,880	5,079,494

			18,126,925
Latvia — 0.5%
Republic of Latvia, 5.25%, 2/22/17 (a)		16,685	18,103,225
Portugal — 0.9%
Portugal Obrigacoes do Tesouro OT, 4.45%, 6/15/18	EUR	26,000	36,377,603
Slovenia — 1.0%
Republic of Slovenia, 4.75%, 5/10/18 (a)	USD	34,270	36,626,063
Total Foreign Government Obligations — 3.1%			117,736,958

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 3.2%
Banc of America Mortgage Trust, Series 2003-J, Class 2A1, 2.85%, 11/25/33 (b)		1,206	1,210,037
BCAP LLC Trust, Series 2010-RR6, Class 9A6, 0.51%, 7/26/37 (a)(b)		217	216,998
Bear Stearns Adjustable Rate Mortgage Trust:
Series 2004-5, Class 2A, 2.95%, 7/25/34 (b)		1,788	1,789,834
Series 2004-7, Class 4A, 2.67%, 10/25/34 (b)		593	590,633
Berica ABS Srl, Series 2012-2, Class A1, 0.47%, 11/30/51 (b)	EUR	7,877	9,914,189
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.31%, 12/25/35 (a)(b)(f)	USD	40	38,760

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (concluded)
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, 0.69%, 2/25/35 (b)	USD	904	$858,981
Series 2005-17, Class 1A6, 5.50%, 9/25/35		2,981	2,909,220
Series 2005-HYB8, Class 2A1, 2.67%, 12/20/35 (b)		1,991	1,843,932
Crusade Global Trust, Series 2006-2, Class A1, 0.29%, 11/15/37 (b)		20,139	19,964,435
First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 1A1, 2.63%, 2/25/35 (b)		377	379,747
Granite Master Issuer PLC:
Series 2006-1A, Class A5, 0.29%, 12/20/54 (a)(b)		9,650	9,594,077
Series 2006-3, Class A3, 0.23%, 12/20/54 (b)		27,709	27,583,368
Series 2007-2, Class 2A1, 0.23%, 12/17/54 (b)		8,693	8,638,274
Series 2007-2, Class 4A1, 0.24%, 12/17/54 (b)		2,199	2,185,350
Lanark Master Issuer PLC, Series 2012-2A, Class 1A, 1.63%, 12/22/54 (a)(b)		6,354	6,446,933
MortgageIT Trust, Series 2004-1, Class A1, 0.93%, 11/25/34 (b)		3,399	3,312,995
National RMBS Trust, Series 2012-2, Class A1, 3.72%, 6/20/44 (b)	AUD	4,563	4,037,604
Progress Trust, Series 2007-1GA, Class 1A, 0.37%, 8/19/38 (a)(b)		5,955	5,928,485
Residential Asset Securitization Trust, Series 2005-A5, Class A12, 0.45%, 5/25/35 (b)		45	45,098
Rochester Financing No.1 PLC, Series 1, Class A1, 2.01%, 7/16/46 (b)	GBP	5,790	9,467,763
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2, 0.45%, 9/25/34 (b)	USD	1,838	1,645,083
Structured Mortgage Asset Residential Trust, Series 1991-1, Class H, 8.25%, 6/25/22		0	157
Superannuation Members Home Loans Global Fund, Series 2007-1, Class A2, 0.25%, 6/12/40 (b)	EUR	2,376	2,997,387
Walsh Acceptance, Series 1997-2, Class A, 2.15%, 3/01/27 (a)(b)	USD	18	2,215

			121,601,555
Commercial Mortgage-Backed Securities — 10.5%
Banc of America Commercial Mortgage Trust:
Series 2006-6, Class AJ, 5.42%, 10/10/45		3,010	3,096,941
Series 2007-3, Class A1A, 5.79%, 6/10/49 (b)		8,539	9,231,014
Series 2007-5, Class AM, 5.77%, 2/10/51 (b)		6,719	7,189,931
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A3, 5.74%, 6/11/50		3,230	3,265,409
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class AMFX, 5.37%, 12/11/49 (b)		15,704	16,466,571
Citigroup/Deutsche Bank Mortgage Trust, Series 2007-CD5, Class AJ, 6.32%, 11/15/44 (b)		5,970	6,492,041

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Pass-Through Certificates:
Series 2007-C9, Class A4, 5.99%, 12/10/49 (b)	USD	11,815	$13,010,504
Series 2010-C1, Class A1, 3.16%, 7/10/46 (a)		10,591	10,755,069
Series 2013-CR12, Class A2, 2.90%, 10/10/46		29,170	29,917,102
Series 2013-FL3, Class A, 1.67%, 10/13/28 (a)(b)		14,489	14,581,773
Series 2014-KYO, Class F, 3.65%, 6/11/27 (a)(b)		10,110	10,084,927
Credit Suisse Commercial Mortgage Trust:
Series 2006-C1, Class AJ, 5.64%, 2/15/39 (b)		9,490	9,949,819
Series 2006-C2, Class AM, 5.86%, 3/15/39 (b)		6,015	6,269,916
Series 2007-C4, Class A1AM, 6.10%, 9/15/39 (b)		2,000	2,168,542
Series 2007-C5, Class AAB, 5.62%, 9/15/40 (b)		3,730	3,937,050
Series 2008-C1, Class A2, 6.17%, 2/15/41 (b)		3,736	3,722,872
Credit Suisse Mortgage Capital Certificates, Series 2007-TF2A, Class A3, 0.42%, 4/15/22 (a)(b)		6,456	6,404,189
Del Coronado Trust, Series 2013-HDC, Class A, 0.96%, 3/15/26 (a)(b)		5,750	5,743,295
Deutsche Bank Re-REMIC Trust, Series 2011-C32, Class A3A, 5.93%, 6/17/49 (a)(b)		14,940	16,236,164
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 4.06%, 7/15/31 (a)(b)		6,575	6,573,849
Hilton USA Trust:
Series 2013-HLT, Class DFX, 4.41%, 11/05/30 (a)		2,716	2,769,005
Series 2013-HLT, Class EFX, 5.61%, 11/05/30 (a)(b)		13,515	13,724,537
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2007-CB20, Class AJ, 6.28%, 2/12/51 (b)		7,990	8,478,157
Series 2007-LD11, Class A2, 5.80%, 6/15/49 (b)		102	102,672
Series 2007-LD11, Class ASB, 5.98%, 6/15/49 (b)		3,432	3,609,415
LB-UBS Commercial Mortgage Trust:
Series 2006-C4, Class A4, 6.03%, 6/15/38 (b)		2,655	2,825,778
Series 2007-C2, Class AM, 5.49%, 2/15/40 (b)		5,295	5,629,554
Series 2007-C6, Class A4, 5.86%, 7/15/40 (b)		11,799	12,501,454
Series 2007-C7, Class AM, 6.37%, 9/15/45 (b)		17,500	19,677,735
London & Regional Debt Securitisation PLC, Series 2, Class A, 3.56%, 10/15/15 (b)	GBP	10,295	16,890,112
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A1A, 6.03%, 6/12/50 (b)	USD	7,627	8,160,806

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	53

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
Morgan Stanley Capital I Trust:
Series 2007-HQ12, Class AM, 5.77%, 4/12/49 (b)	USD	2,200	$2,362,230
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		3,795	4,086,661
Series 2012-C4, Class C, 5.71%, 3/15/45 (a)(b)		1,500	1,640,373
Series 2012-C4, Class D, 5.71%, 3/15/45 (a)(b)		2,000	2,141,190
Morgan Stanley Re-REMIC Trust, Series 2012-IO, Class AXB1, 1.00%, 3/27/51 (a)		1,216	1,211,881
Motel 6 Trust:
Series 2012-MTL6, Class A1, 1.50%, 10/05/25 (a)		2,975	2,952,402
Series 2012-MTL6, Class A2, 1.95%, 10/05/25 (a)		15,935	15,926,825
RCMC LLC, Series 2012-CRE1, Class A, 5.62%, 11/15/44 (a)		3,647	3,749,874
Semper Finance Ltd., Series 2006-1, Class D, 0.93%, 9/30/84 (b)	EUR	4,650	5,770,433
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (a)	USD	3,451	3,416,804
Talisman Finance PLC, Series 6, Class A, 0.38%, 10/22/16 (b)	EUR	14,816	18,339,313
Titan Europe NHP Ltd., Series 2007-1X, Class A, 0.81%, 1/20/17 (b)	GBP	8,909	13,721,165
VFC LLC, Series 2014-2, Class A, 2.75%, 7/20/30 (a)	USD	6,342	6,342,064
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C22, Class AM, 5.50%, 12/15/44 (b)		6,280	6,549,029
Series 2007-C32, Class A1A, 5.93%, 6/15/49 (b)		14,773	15,987,121
Series 2007-C33, Class AJ, 6.14%, 2/15/51 (b)		2,150	2,243,673
Series 2007-C33, Class AM, 6.14%, 2/15/51 (b)		5,540	6,050,234
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		3,230	3,231,865
Windermere PLC, Series XI-X, Class A, 0.80%, 4/24/17 (b)	GBP	159	255,795

			395,445,135
Interest Only Commercial Mortgage-Backed Securities — 1.3%
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class XA, 1.50%, 3/10/47 (b)	USD	37,364	3,179,910
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR2, Class XA, 2.08%, 8/15/45 (b)		18,059	1,850,988
Series 2013-CR11, Class XA, 0.12%, 10/10/46 (b)		59,715	4,571,319
Series 2014-CR15, Class XA, 0.15%, 2/10/47 (b)		77,470	5,658,547
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C17, Class XA, 0.10%, 1/15/47 (b)		54,890	3,621,723
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C5, Class XA, 0.20%, 8/15/45 (a)(b)		84,124	7,274,845
Series 2013-C13, Class XA, 0.12%, 11/15/46 (b)		57,994	4,449,112
TAURUS PLC, Series 2013-GMF1, Class DAC, 0.10%, 5/21/24	EUR	142,000	3,407,727
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class XA, 0.13%, 5/10/63 (a)(b)	USD	56,970	4,695,173

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 0.91%, 5/25/36 (a)(b)	USD	2,637	$49,450
WF-RBS Commercial Mortgage Trust:
Series 2012-C8, Class XA, 0.09%, 8/15/45 (a)(b)		32,214	3,444,345
Series 2012-C9, Class XA, 0.18%, 11/15/45 (a)(b)		57,215	6,606,100

			48,809,239
Total Non-Agency Mortgage-Backed Securities — 15.0%			565,855,929

Taxable Municipal Bonds
Iowa Finance Authority RB, 5.00%, 12/01/19		7,990	8,473,555
Ohio State Water Development Authority RB, 3.38%, 7/01/33 (b)		6,000	6,112,560
State of California GO, 3.95%, 11/01/15		2,375	2,460,263
Total Taxable Municipal Bonds — 0.5%			17,046,378

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 2.8%
Fannie Mae:
Series 1997-20, Class FB, 0.62%, 3/25/27 (b)		420	413,166
Series 2002-T6, Class A1, 3.31%, 2/25/32		284	289,925
Series 2011-48, Class MG, 4.00%, 6/25/26 (c)		6,531	6,979,603
Series 2011-84, Class MG, 4.00%, 9/25/26 (c)		7,583	8,050,604
Series 2014-C02, Class 1M1, 1.10%, 5/25/24 (b)		5,942	5,848,474
Freddie Mac:
Series 1165, Class LD, 7.00%, 11/15/21		238	263,357
Series 2577, Class UC, 5.00%, 2/15/18		224	236,109
Series 3710, Class MG, 4.00%, 8/15/25 (c)		3,549	3,801,860
Series 3959, Class MA, 4.50%, 11/15/41		8,187	8,863,875
Series 3986, Class M, 4.50%, 9/15/41		7,746	8,390,243
Series 4253, Class PA, 3.50%, 8/15/41		41,968	43,980,477
Ginnie Mae:
Series 2006-6, Class C, 4.99%, 2/16/44 (b)		357	360,972
Series 2013-131, Class PA, 3.50%, 6/16/42		15,742	16,401,007

			103,879,672
Interest Only Commercial Mortgage-Backed Securities — 0.5%
Fannie Mae:
Series 2012-M9, Class X1, 0.19%, 12/25/17 (b)		67,767	7,051,132
Series 2013-M4, Class X1, 0.09%, 2/25/18 (b)		30,023	3,175,779
Series 2013-M5, Class X2, 2.49%, 1/25/21		31,676	3,685,852
Freddie Mac, Series K710, Class X1, 0.09%, 5/25/19 (b)		46,270	3,224,931

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
Ginnie Mae, Series 2012-120, Class IO, 3.82%, 2/16/53 (b)	USD	42,460	$3,280,377

			20,418,071
Mortgage-Backed Securities — 9.6%
Fannie Mae Mortgage-Backed Securities:
3.00%, 10/01/29 (g)		89,250	91,927,500
3.50%, 10/01/29 (g)		98,990	104,055,506
3.67%, 9/01/42 (b)		21,509	22,631,184
4.00%, 10/01/44 (g)		132,135	139,110,515
5.00%, 4/01/21		5	4,942
5.50%, 6/01/20-10/01/21		1,611	1,766,491
6.00%, 2/01/17		8	7,813
6.50%, 4/01/21		343	367,501
7.00%, 3/01/15-11/01/17		173	178,674
7.50%, 7/01/15-8/01/16		76	78,293

			360,128,419
Total U.S. Government Sponsored Agency Securities — 12.9%			484,426,162

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Notes:
0.38%, 4/30/16	USD	91,000	$90,964,419
0.63%, 7/15/16-11/15/16		76,612	76,636,828
0.88%, 1/31/17 (d)		78,060	78,206,363
1.00%, 9/15/17		8,000	7,987,504
2.00%, 8/31/21		19,000	18,743,196
Total U.S. Treasury Obligations — 7.2%			272,538,310
Total Long-Term Investments (Cost — $4,087,885,010) — 108.2%			4,079,823,448

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (f)(h)		22,298,794	22,298,794
Total Short-Term Securities (Cost — $22,298,794) — 0.6%			22,298,794
Total Investments Before TBA Sale Commitments (Cost — $4,110,183,804) — 108.8%			4,102,122,242

TBA Sale Commitments (g)		Par (000)
Fannie Mae Mortgage-Backed Securities:
3.00%, 10/01/29	USD	25,000	(25,750,000)
4.00%, 10/01/44		43,200	(45,524,700)
Total TBA Sale Commitments (Proceeds — $71,265,953) — (1.9)%			(71,274,700)
Total Investments Net of TBA Sale Commitments — 106.9%			4,030,847,542
Liabilities in Excess of Other Assets — (6.9)%			(259,199,518)

Net Assets — 100.0%			$3,771,648,024

Notes to Schedule of Investments
(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(e)	Convertible security.

(f)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares/Par Held at September 30, 2013	Shares/Par Purchased		Shares/Par Sold	Shares/Par Held at September 30, 2014	Value at September 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	4,918,802	17,379,992	[1]	—	22,298,794	$22,298,794	$8,263
BlackRock Capital Finance LP, Series 1997-R2, Class AP	—	$40,005		$(199)	$39,806	$38,760	$2,159

[1]	Represents net shares purchased.

(g)	Represents or includes a TBA transaction. Unsettled TBA transactions as of September 30, 2014 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$53,876,164	$208,894
Deutsche Bank Securities, Inc.	$180,453,532	$197,156
Goldman Sachs & Co.	$(71,875)	—
Wells Fargo Securities, LLC	$29,561,000	$(48,246)

(h)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	55

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of September 30, 2014 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Citigroup Global Markets, Inc.	(0.63)%	4/07/14	Open	$10,800,000	$10,800,000
Bank of Montreal	0.08%	9/24/14	Open	50,187,500	50,188,378
Total				$60,987,500	$60,988,378

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	Financial futures contracts outstanding as of September 30, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
(936)	Euro-Bobl	Eurex	December 2014	USD	151,229,738	$(531,107)
12	Euro Dollar Futures	Chicago Mercantile	December 2014	USD	2,992,650	24,933
4,304	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	December 2014	USD	941,903,500	(305,362)
(5,608)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	December 2014	USD	663,189,815	494,193
(1,575)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	December 2014	USD	196,308,984	932,479
12	Euro Dollar Futures	Chicago Mercantile	March 2015	USD	2,989,950	9,527
Total						$624,663

•	Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	10,300,000	NOK	58,509,850	UBS AG	10/10/14	$(92,164)
AUD	9,900,000	NZD	11,167,101	State Street Bank and Trust Co.	10/10/14	(46,967)
CAD	10,106,209	USD	9,200,000	JPMorgan Chase Bank N.A.	10/10/14	(178,542)
CAD	10,179,482	USD	9,300,000	JPMorgan Chase Bank N.A.	10/10/14	(213,134)
CHF	8,446,838	EUR	7,000,000	Barclays Bank PLC	10/10/14	6,369
EUR	7,000,000	CHF	8,453,452	JPMorgan Chase Bank N.A.	10/10/14	(13,297)
EUR	7,000,000	MXN	119,466,200	Goldman Sachs International	10/10/14	(46,534)
EUR	9,200,000	MXN	157,724,800	UBS AG	10/10/14	(114,139)
EUR	7,000,000	NOK	57,032,500	Goldman Sachs International	10/10/14	(31,701)
EUR	7,000,000	USD	8,876,350	Barclays Bank PLC	10/10/14	(34,360)
EUR	7,100,000	USD	9,171,638	JPMorgan Chase Bank N.A.	10/10/14	(203,334)
MXN	121,378,810	EUR	7,000,000	Goldman Sachs International	10/10/14	188,836
MXN	156,388,500	EUR	9,200,000	Goldman Sachs International	10/10/14	14,715
NOK	59,149,810	AUD	10,300,000	UBS AG	10/10/14	191,735
NOK	57,222,690	EUR	7,000,000	Goldman Sachs International	10/10/14	61,293
NOK	59,400,000	SEK	66,313,447	UBS AG	10/10/14	52,657
NZD	11,044,318	AUD	9,900,000	State Street Bank and Trust Co.	10/10/14	(48,782)
SEK	66,477,510	NOK	59,400,000	UBS AG	10/10/14	(29,922)
USD	9,200,000	CAD	10,029,435	JPMorgan Chase Bank N.A.	10/10/14	247,076
USD	9,300,000	CAD	10,320,061	JPMorgan Chase Bank N.A.	10/10/14	87,644
USD	9,236,290	EUR	7,000,000	Barclays Bank PLC	10/10/14	394,300
USD	9,198,568	EUR	7,100,000	JPMorgan Chase Bank N.A.	10/10/14	230,264
AUD	1,559,000	USD	1,423,181	Goldman Sachs Bank USA	10/21/14	(60,353)
AUD	442,000	USD	407,734	The Bank of New York Mellon	10/21/14	(21,352)
EUR	3,400,000	USD	4,581,350	Bank of America N.A.	10/21/14	(286,353)
EUR	1,323,000	USD	1,707,018	Goldman Sachs Bank USA	10/21/14	(35,759)
EUR	45,326,000	USD	60,710,778	State Street Bank and Trust Co.	10/21/14	(3,453,414)

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	42,927,038	AUD	46,173,000	Deutsche Bank AG	10/21/14	$2,564,065
USD	36,861,439	EUR	28,949,000	Goldman Sachs Bank USA	10/21/14	292,066
USD	182,421,459	EUR	134,890,000	Goldman Sachs Bank USA	10/21/14	12,023,766
USD	62,700,380	GBP	36,695,000	Bank of America N.A.	10/21/14	3,223,450
USD	753,705	GBP	460,000	Deutsche Bank AG	10/21/14	8,116
CAD	10,490,230	AUD	10,799,000	JPMorgan Chase Bank N.A.	11/10/14	(69,452)
CAD	10,189,276	NZD	11,500,000	Goldman Sachs Bank USA	11/10/14	149,024
CAD	10,276,733	USD	9,300,000	TD Securities, Inc.	11/10/14	(133,304)
CHF	8,866,645	USD	9,500,000	Barclays Bank PLC	11/10/14	(209,473)
EUR	19,000,000	CHF	22,919,048	Barclays Bank PLC	11/10/14	(9,893)
EUR	7,200,000	GBP	5,623,344	TD Securities, Inc.	11/10/14	(16,428)
EUR	7,408,000	NOK	60,249,264	Citibank N.A.	11/10/14	(4,321)
GBP	5,675,767	EUR	7,200,000	Citibank N.A.	11/10/14	101,383
NOK	60,657,971	EUR	7,408,000	Citibank N.A.	11/10/14	67,840
NOK	59,586,980	EUR	7,300,000	Deutsche Bank AG	11/10/14	37,840
NOK	59,684,880	EUR	7,300,000	Deutsche Bank AG	11/10/14	53,055
SEK	66,723,425	AUD	10,605,000	Deutsche Bank AG	11/10/14	(12,033)
USD	9,291,790	AUD	10,400,000	JPMorgan Chase Bank N.A.	11/10/14	213,498
USD	9,300,000	CAD	10,251,455	JPMorgan Chase Bank N.A.	11/10/14	155,851
USD	9,300,000	CHF	8,723,772	Deutsche Bank AG	11/10/14	159,176
USD	9,500,000	CHF	8,845,127	Goldman Sachs Bank USA	11/10/14	232,020
CAD	10,436,325	AUD	10,722,000	JPMorgan Chase Bank N.A.	11/12/14	(49,433)
CAD	10,325,464	NZD	11,649,000	JPMorgan Chase Bank N.A.	11/12/14	155,992
CHF	8,730,933	USD	9,300,000	Citibank N.A.	11/12/14	(151,515)
EUR	7,000,000	CHF	8,446,337	Barclays Bank PLC	11/12/14	(6,265)
USD	9,300,000	CHF	8,710,961	Morgan Stanley Capital Services LLC	11/12/14	172,442
USD	8,878,100	EUR	7,000,000	Barclays Bank PLC	11/12/14	34,087
USD	9,412,697	EUR	7,363,000	Citibank N.A.	11/12/14	110,059
USD	9,412,965	EUR	7,383,000	Goldman Sachs Bank USA	11/12/14	85,058
USD	9,411,615	EUR	7,410,000	JPMorgan Chase Bank N.A.	11/12/14	49,596
Total						$15,791,049

•	Centrally cleared interest rate swaps outstanding as of September 30, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date		Expiration Date	Notional Amount (000)		Unrealized Appreciation
0.49%[1]	6-month LIBOR	Chicago Mercantile	9/30/14	[2]	7/04/19	EUR	120,000	$418,144

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Forward swap.

•	OTC Interest rate swaps outstanding as of September 30, 2014 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Received	Unrealized Depreciation
11.15%[3]	1-day BZDIOVER	Deutsche Bank AG	1/04/16	BRL	305,911	$(938,099)	$(5,314)	$(932,785)

[3]	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	57

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$738,019,775	$15,949,384	$753,969,159
Corporate Bonds.	—	1,793,409,219	23,748,130	1,817,157,349
Floating Rate Loan Interests	—	20,353,481	—	20,353,481
Foreign Agency Obligations	—	30,739,722	—	30,739,722
Foreign Government Obligations	—	117,736,958	—	117,736,958
Non-Agency Mortgage-Backed Securities	—	557,767,852	8,088,077	565,855,929
Taxable Municipal Bonds	—	17,046,378	—	17,046,378
U.S. Government Sponsored Agency Securities	—	484,426,162	—	484,426,162
U.S. Treasury Obligations	—	272,538,310	—	272,538,310
Short-Term Securities	$22,298,794	—	—	22,298,794
Liabilities:
Investments:
TBA Sale Commitments	—	(71,274,700)	—	(71,274,700)
Total	$22,298,794	$3,960,763,157	$47,785,591	$4,030,847,542

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$21,363,273	—	$21,363,273
Interest rate contracts	$1,461,132	418,144	—	1,879,276
Liabilities:
Foreign currency exchange contracts	—	(5,572,224)	—	(5,572,224)
Interest rate contracts	(836,469)	(932,785)	—	(1,769,254)
Total	$624,663	$15,276,408	—	$15,901,071

[1]     Derivative financial instruments are swaps, financial futures contracts and forward foreign currency exchange contracts. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (concluded)	BlackRock Low Duration Bond Portfolio

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of September 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$267,264	—	—	$267,264
Foreign currency at value	5,626,489	—	—	5,626,489
Cash pledged for financial futures contracts	7,840,000	—	—	7,840,000
Cash pledged as collateral for OTC derivatives	700,000	—	—	700,000
Cash pledged for centrally cleared swaps	2,050,000	—	—	2,050,000
Liabilities:
Reverse repurchase agreements	—	$(60,988,378)	—	(60,988,378)
Cash received as collateral for OTC derivatives	—	(11,500,000)	—	(11,500,000)
Total	$16,483,753	$(72,488,378)	—	$(56,004,625)

There were no transfers between Level 1 and Level 2 during the year ended September 30, 2014.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Non-Agency Mortgage-Backed Securities	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of September 30, 2013	$175,739,095	$42,828,338	$22,102,533	$19,154,859	$259,824,825
Transfers into Level 3	—	—	84,943	—	84,943
Transfers out of Level 3[1]	(130,259,799)	—	(10,170,877)	(19,154,859)	(159,585,535)
Accrued discounts/ premiums	3,480	—	3,171	—	6,651
Net realized gain (loss)	597,025	—	28,344	—	625,369
Net change in unrealized appreciation/ depreciation[2,3]	64,932	(30,208)	(1,847,809)	—	(1,813,085)
Purchases	26,277,897	—	5,254,349	—	31,532,246
Sales	(56,473,246)	(19,050,000)	(7,366,577)	—	(82,889,823)
Closing Balance, as of September 30, 2014	$15,949,384	$23,748,130	$8,088,077	—	$47,785,591

Net change in unrealized appreciation/depreciation on investments still held at September 30, 2014[3]	$83,456	$(58,783)	$(1,854,064)	—	$(1,829,391)

[1]

As of September 30, 2013, the Fund used significant unobservable inputs in determining the value of certain investments. As of September 30, 2014, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of year value of $159,585,535 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[3]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at September 30, 2014 is generally due to investments no longer held or categorized as Level 3 at year end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	59

Statements of Assets and Liabilities

September 30, 2014	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Assets
Investments at value — unaffiliated[2]	$3,727,718,510	$13,060,836,384	$4,079,784,688
Investments at value — affiliated[3]	889,705	75,314,435	22,337,554
Cash	26,325,259	5,315,824	267,264
Cash pledged as collateral for OTC derivatives	1,210,000	8,500,000	700,000
Cash pledged as collateral for TBA commitments	13,000	—	—
Cash pledged for financial futures contracts	2,503,000	28,428,000	7,840,000
Cash pledged for centrally cleared swaps	681,000	—	2,050,000
Foreign currency at value[4]	3,560,927	20,945,483	5,626,489
Variation margin receivable on centrally cleared swaps	—	385,412	62,694
Variation margin receivable on financial futures contracts	446,272	1,455,830	491,747
Investments sold receivable	14,546,747	180,205,899	49,166,676
TBA sale commitments receivable	698,048,629	—	71,265,953
Swap premiums paid	9,779	5,490,473	—
Swaps receivable	134,156	—	—
Unrealized appreciation on forward foreign currency exchange contracts	10,411,953	101,055,338	21,363,273
Unrealized appreciation on OTC swaps	685,187	6,655,674	—
Capital shares sold receivable	17,071,945	53,004,135	17,607,458
Interest receivable	11,973,778	188,229,167	25,496,794
Options written receivable	2,769,039	—	—
Receivable from Manager	4,768	397,112	223,445
Principal paydown receivable	15,639	—	—
Dividends receivable — affiliated	945	7,834	722
Dividends receivable	—	462	—
Prepaid expenses	52,328	480,569	107,396
Other assets	—	1,312,838	—

Total assets	4,519,072,566	13,738,020,869	4,304,392,153

Liabilities
Options written at value[5]	3,390,695	—	—
TBA sale commitments at value[6]	698,550,277	—	71,274,700
Reverse repurchase agreements	200,833,352	25,385,630	60,988,378
Cash received as collateral for OTC derivatives	—	9,300,000	11,500,000
Cash received as collateral for TBA commitments	643,000	—	—
Variation margin payable on centrally cleared swaps	25,834	—	—
Variation margin payable on financial futures contracts	417,258	—	240,900
Investments purchased payable	782,623,323	106,856,181	368,885,630
Swap premiums received	1,458,115	997,909	5,314
Unrealized depreciation on forward foreign currency exchange contracts	4,535,985	6,161,835	5,572,224
Unrealized depreciation on OTC swaps	1,151,521	7,713,114	932,785
Unrealized depreciation on unfunded floating rate loan interests	—	2,389	—
Interest expense payable	—	366,602	—
Income dividends payable	1,819,156	16,969,993	1,941,491
Capital shares redeemed payable	4,400,382	50,574,367	7,731,361
Service and distribution fees payable	246,694	1,365,478	649,426
Investment advisory fees payable	811,716	4,670,007	971,899
Other affiliates payable	250,562	763,996	188,309
Officer’s and Trustees’ fees payable	11,280	50,527	15,276
Other accrued expenses payable	1,007,268	5,362,790	1,846,436

Total liabilities	1,702,176,418	236,540,818	532,744,129

Net Assets	$2,816,896,148	$13,501,480,051	$3,771,648,024

Net Assets Consist of
Paid-in capital	$2,901,662,678	$13,213,702,654	$3,857,430,371
Undistributed (distributions in excess of) net investment income	(3,139,244)	(33,291,112)	(3,746,170)
Accumulated net realized gain (loss)	(103,536,871)	108,670,492	(89,637,846)
Net unrealized appreciation/depreciation	21,909,585	212,398,017	7,601,669

Net Assets	$2,816,896,148	$13,501,480,051	$3,771,648,024

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$3,710,127,156	$12,941,252,877	$4,087,845,415
[3] Investments at cost — affiliated	$889,705	$79,492,567	$22,338,389
[4] Foreign currency at cost	$3,618,390	$20,966,641	$5,812,368
[5] Premiums received	$3,294,022	—	—
[6] Proceeds from TBA sale commitments	$698,048,629	—	$71,265,953

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Statements of Assets and Liabilities (continued)

September 30, 2014	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Net Asset Value
BlackRock
Net assets	$633,007,364	$1,352,840,320	$557,690,103

Shares outstanding[7]	65,574,860	164,954,434	57,296,008

Net asset value	$9.65	$8.20	$9.73

Institutional
Net assets	$1,361,481,965	$7,898,330,029	$1,134,331,149

Shares outstanding[7]	141,431,885	963,530,638	116,442,625

Net asset value	$9.63	$8.20	$9.74

Service
Net assets	$191,106,261	$346,355,179	$217,127,398

Shares outstanding[7]	19,844,550	42,236,812	22,297,741

Net asset value	$9.63	$8.20	$9.74

Investor A
Net assets	$507,914,651	$3,120,217,126	$1,472,352,135

Shares outstanding[7]	52,691,124	380,625,386	151,225,664

Net asset value	$9.64	$8.20	$9.74

Investor A1
Net assets	—	—	$18,616,503

Shares outstanding[7]	—	—	1,910,038

Net asset value	—	—	$9.75

Investor B
Net assets	$1,722,471	$2,489,406	$1,492,669

Shares outstanding[7]	178,942	303,583	153,252

Net asset value	$9.63	$8.20	$9.74

Investor B1
Net assets	—	$4,795,553	—

Shares outstanding[7]	—	585,120	—

Net asset value	—	$8.20	—

[7]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	61

Statements of Assets and Liabilities (concluded)

September 30, 2014	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Net asset value
Investor B3
Net assets		—	$851,002

Shares outstanding[7]	—	—	87,353

Net asset value	—	—	$9.74

Investor C
Net assets	$119,113,327	$624,572,640	$331,179,247

Shares outstanding[7]	12,408,979	76,113,425	34,021,810

Net asset value	$9.60	$8.21	$9.73

Investor C1
Net assets	—	$79,612,719	—

Shares outstanding[7]	—	9,697,489	—

Net asset value	—	$8.21	—

Investor C2
Net assets	—	—	$7,938,965

Shares outstanding[7]	—	—	815,313

Net asset value	—	—	$9.74

Investor C3
Net assets	—	—	$26,208,942

Shares outstanding[7]	—	—	2,692,320

Net asset value	—	—	$9.73

Class R
Net assets	$2,550,109	$72,267,079	$3,859,911

Shares outstanding[7]	264,418	8,817,449	396,420

Net asset value	$9.64	$8.20	$9.74

[7]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Statements of Operations

Year Ended September 30, 2014	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Investment Income
Interest — unaffiliated	$83,745,121	$819,076,024	$96,417,020
Interest — affiliated	—	—	2,159
Dividends — unaffiliated	264,972	22,056,675	8,388
Dividends — affiliated	3,956	62,972	8,263
Foreign taxes withheld	—	(521,817)	—

Total income	84,014,049	840,673,854	96,435,830

Expenses
Investment advisory	11,616,294	56,503,051	15,880,848
Service and distribution — class specific	3,080,936	18,509,958	8,094,299
Transfer agent — class specific	2,855,574	16,696,808	4,073,300
Administration	1,523,873	7,678,544	2,092,992
Administration — class specific	548,604	1,350,298	665,347
Custodian	228,794	568,704	171,243
Registration	134,098	533,322	228,152
Printing	76,428	388,902	113,620
Professional	200,561	852,738	147,005
Officer and Trustees	47,995	206,355	63,664
Miscellaneous	214,475	854,685	256,965
Recoupment of past waived fees	—	—	4,830
Recoupment of past waived fees — class specific	55,103	149,695	46,268

Total expenses excluding interest expense and income tax	20,582,735	104,293,060	31,838,533
Interest expense[2]	255,134	717,753	348,636
Income tax	—	2,752,167	—

Total expenses	20,837,869	107,762,980	32,187,169
Less fees waived by Manager	(2,803,783)	(129,000)	(4,514,154)
Less administration fees waived — class specific	(362,379)	(270,485)	(470,400)
Less transfer agent fees waived — class specific	(1,803)	(48,369)	(11,357)
Less transfer agent fees reimbursed — class specific	(497,624)	(540,511)	(780,794)

Total expenses after fees waived and reimbursed	17,172,280	106,774,615	26,410,464

Net investment income	66,841,769	733,899,239	70,025,366

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	43,013,303	375,284,391 [3]	18,979,667
Investments — affiliated	—	6,477,884	—
Options written	708,674	4,185,840	2,692,014
Financial futures contracts	(4,378,421)	(26,958,927)	(20,475,260)
Swaps	(2,206,462)	(43,308,689)	(5,986,843)
Foreign currency transactions	991,692	(56,697,765)	(15,158,820)

	38,128,786	258,982,734	(19,949,242)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	5,664,289	(135,194,025)	(14,209,795)
Investments — affiliated	—	(3,969,613)	(835)
Options written	(96,673)	(4,886,476)	(1,158,762)
Financial futures contracts	2,440,886	2,441,684	12,210,561
Swaps	(2,149,260)	(3,997,871)	696,827
Foreign currency translations	6,085,473	123,485,118	26,532,769
Unfunded loan commitments	—	(2,389)	—

	11,944,715	(22,123,572)	24,070,765

Total realized and unrealized gain	50,073,501	236,859,162	4,121,523

Net Increase in Net Assets Resulting from Operations	$116,915,270	$970,758,401	$74,146,889

[1]	Consolidated Statement of Operations.

[2]	See Note 8 of the Notes to Financial Statements for details of short-term borrowings.

[3]	Includes losses on the disposal of investments in violation of investment restrictions and net increase from payment by affiliate.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	63

Statements of Changes in Net Assets

	BlackRock Core Bond Portfolio
	Year Ended September 30,
Decrease in Net Assets:	2014	2013

Operations
Net investment income	$66,841,769	$70,347,074
Net realized gain	38,128,786	16,455,059
Net change in unrealized appreciation/depreciation	11,944,715	(106,967,373)

Net increase (decrease) in net assets resulting from operations	116,915,270	(20,165,240)

Distributions to Shareholders From[1]
Net investment income:
BlackRock	(19,294,107)	(16,499,006)
Institutional	(31,842,990)	(35,281,489)
Service	(5,472,906)	(4,926,129)
Investor A	(13,753,359)	(13,410,642)
Investor B	(41,557)	(63,309)
Investor C	(2,582,190)	(2,712,743)
Class R	(57,439)	(39,992)
Return of capital:
BlackRock	—	(2,829,948)
Institutional	—	(6,333,512)
Service	—	(1,001,229)
Investor A	—	(2,762,890)
Investor B	—	(20,507)
Investor C	—	(839,101)
Class R	—	(9,426)

Decrease in net assets resulting from distributions to shareholders	(73,044,548)	(86,729,923)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(50,529,000)	(261,289,904)

Net Assets
Total decrease in net assets	(6,658,278)	(368,185,067)
Beginning of year	2,823,554,426	3,191,739,493

End of year	$2,816,896,148	$2,823,554,426

Distributions in excess of net investment income, end of year	$(3,139,244)	$(1,720,804)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Statements of Changes in Net Assets (concluded)

	BlackRock High Yield Bond Portfolio[1]		BlackRock Low Duration Bond Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase in Net Assets:	2014	2013	2014	2013

Operations
Net investment income	$733,899,239	$613,462,506	$70,025,366	$54,395,592
Net realized gain (loss)	258,982,734	289,408,858	(19,949,242)	8,388,260
Net change in unrealized appreciation/depreciation	(22,123,572)	8,161,327	24,070,765	(47,974,004)

Net increase in net assets resulting from operations	970,758,401	911,032,691	74,146,889	14,809,848

Distributions to Shareholders From[2]
Net investment income:
BlackRock	(57,963,180)	(59,511,269)	(8,568,189)	(7,170,018)
Institutional	(400,706,084)	(305,374,598)	(20,204,099)	(17,705,984)
Service	(20,489,897)	(20,402,619)	(4,170,129)	(4,534,880)
Investor A	(218,107,551)	(219,514,236)	(29,593,624)	(18,405,247)
Investor A1	—	—	(390,493)	(434,245)
Investor B	(152,199)	(317,584)	(21,505)	(35,140)
Investor B1	(332,559)	(809,457)	—	—
Investor B3	—	—	(23,462)	(47,967)
Investor C	(26,311,147)	(27,554,385)	(3,440,270)	(3,116,082)
Investor C1	(3,971,623)	(5,235,121)	—	—
Investor C2	—	—	(147,738)	(224,019)
Investor C3	—	—	(305,302)	(373,156)
Class R	(2,971,143)	(2,290,868)	(68,283)	(85,395)
Net realized gain:
BlackRock	(14,085,244)	(2,392,510)	—	—
Institutional	(98,651,968)	(12,466,754)	—	—
Service	(5,979,306)	(872,341)	—	—
Investor A	(62,354,377)	(9,406,215)	—	—
Investor B	(56,023)	(15,732)	—	—
Investor B1	(117,684)	(37,404)	—	—
Investor C	(8,102,802)	(1,350,700)	—	—
Investor C1	(1,264,888)	(246,820)	—	—
Class R	(771,720)	(104,208)	—	—
Return of capital:
BlackRock	—	—	—	(301,900)
Institutional	—	—	—	(762,169)
Service	—	—	—	(232,214)
Investor A	—	—	—	(1,001,106)
Investor A1	—	—	—	(20,189)
Investor B	—	—	—	(3,139)
Investor B3	—	—	—	(3,925)
Investor C	—	—	—	(264,545)
Investor C2	—	—	—	(12,240)
Investor C3	—	—	—	(30,822)
Class R	—	—	—	(5,428)

Decrease in net assets resulting from distributions to shareholders	(922,389,395)	(667,902,821)	(66,933,094)	(54,769,810)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	1,604,338,917	2,317,718,312	473,588,334	1,090,570,075

Net Assets
Total increase in net assets	1,652,707,923	2,560,848,182	480,802,129	1,050,610,113
Beginning of year	11,848,772,128	9,287,923,946	3,290,845,895	2,240,235,782

End of year	$13,501,480,051	$11,848,772,128	$3,771,648,024	$3,290,845,895

Undistributed (distributions in excess of) net investment income, end of year	$(33,291,112)	$(8,821,870)	$(3,746,170)	$9,448,989

[1]	Consolidated Statement of Changes in Net Assets.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	65

Statement of Cash Flows

Year Ended September 30, 2014	BlackRock Core Bond Portfolio

Cash Provided by Operating Activities
Net Increase in net assets resulting from operations:	$116,915,270
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Increase in cash pledged for financial futures contracts	(521,000)
Increase in cash pledged as collateral for TBA commitments	(13,000)
Decrease in cash pledged for centrally cleared swaps	3,979,000
Decrease in cash pledged as collateral for reverse repurchase agreements	6,516,387
Increase in cash pledged as collateral for OTC derivatives	(600,000)
Decrease in variation margin receivable on financial futures contracts	19,340
Increase in dividends receivable — affiliated	(106)
Decrease in interest receivable	802,160
Decrease in principal paydown receivable	39,856
Decrease in receivable from manager	78,180
Increase in swap premiums paid	(9,779)
Decrease in swaps receivable	215,571
Decrease in prepaid expenses	16,168
Decrease in other assets	360,403
Increase in cash received as collateral for TBA commitments	643,000
Decrease in cash received as collateral for OTC derivatives	(2,800,000)
Increase in variation margin payable on financial futures contracts	203,719
Decrease in variation margin payable on centrally cleared swaps	(684,899)
Decrease in investment advisory fees payable	(70,950)
Decrease in service and distribution fees payable	(38,425)
Decrease in Officer’s and Trustees’ fees payable	(3,329)
Decrease in other accrued expenses payable	(259,838)
Decrease in other affiliates payable	(14,475)
Decrease in interest expense payable	(82,544)
Decrease in swap premiums received	(18,569)
Amortization of premium and accretion of discount on investments	4,538,796
Net realized gain (loss) on investments and options written	(43,721,977)
Net unrealized gain (loss) on investments, options written, foreign currency translations and swaps	(8,095,852)
Premiums received from options written	4,975,607
Premiums paid on closing option written	(3,741,950)
Net purchases of long-term investments	(22,319,874,506)
Net proceeds from sales of long-term investments	22,732,560,021
Net payments from purchases of short-term securities	(889,705)

Net cash provided by operating activities	490,422,574

Cash Used for Financing Activities
Net borrowing of reverse repurchase agreements	(332,289,432)
Proceeds from issuance of capital shares	820,783,122
Payments on redemption of capital shares	(944,824,252)
Cash dividends paid to shareholders	(13,655,078)

Net cash used for financing activities	(469,985,640)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(57,013)

Cash and Foreign Currency
Net increase in cash and foreign currency	20,379,921
Cash and foreign currency at beginning of year	9,506,265

Cash and foreign currency at end of year	$29,886,186

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$359,686

Non-Cash Financing Activities
Capital shares issued in reinvestment of dividends paid to shareholders	$59,778,435

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Financial Highlights	BlackRock Core Bond Portfolio

	BlackRock					Institutional
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$9.47	$9.81	$9.45	$9.61	$9.08	$9.45	$9.78	$9.42	$9.58	$9.06

Net investment income[1]	0.28	0.25	0.30	0.38	0.42	0.27	0.24	0.29	0.36	0.41
Net realized and unrealized gain (loss)	0.20	(0.29)	0.39	(0.13)	0.57	0.20	(0.28)	0.39	(0.12)	0.56

Net increase (decrease) from investment operations	0.48	(0.04)	0.69	0.25	0.99	0.47	(0.04)	0.68	0.24	0.97

Distributions from:[2]
Net investment income	(0.30)	(0.26)	(0.33)	(0.41)	(0.46)	(0.29)	(0.25)	(0.32)	(0.40)	(0.45)
Return of capital	—	(0.04)	—	—	—	—	(0.04)	—	—	—

Total distributions	(0.30)	(0.30)	(0.33)	(0.41)	(0.46)	(0.29)	(0.29)	(0.32)	(0.40)	(0.45)

Net asset value, end of year	$9.65	$9.47	$9.81	$9.45	$9.61	$9.63	$9.45	$9.78	$9.42	$9.58

Total Return[3]
Based on net asset value	5.16%	(0.45)%	7.47%	2.69%	11.25%	5.05%	(0.47)%	7.36%	2.55%	11.03%

Ratios to Average Net Assets
Total expenses	0.60%	0.61%	0.60%	0.63%	0.81%	0.75%[4]	0.75%[4]	0.73%[4]	0.78%	0.97%[4]

Total expenses after fees waived, reimbursed and paid indirectly	0.46%	0.48%	0.47%	0.47%	0.64%	0.57%	0.59%	0.58%	0.60%	0.77%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.45%	0.45%	0.45%	0.45%	0.46%	0.56%	0.56%	0.56%	0.58%	0.58%

Net investment income	2.91%	2.54%	3.15%	4.04%	4.55%	2.78%	2.44%	3.03%	3.87%	4.44%

Supplemental Data
Net assets, end of year (000)	$633,007	$597,618	$643,885	$830,056	$1,077,976	$1,361,482	$1,307,731	$1,457,783	$1,488,219	$790,768

Portfolio turnover rate[5]	702%	805%	739%	726%	724%	702%	805%	739%	726%	724%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the year ended September 30, 2014 and September 30, 2010, the ratio would have been 0.74% and 0.96%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2013 and September 30, 2012.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	493%	440%	370%	412%	497%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	1,245%	1,209%	1,068%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	688%	771%	789%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	67

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Service					Investor A
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$9.45	$9.79	$9.43	$9.59	$9.06	$9.46	$9.80	$9.44	$9.60	$9.07

Net investment income[1]	0.24	0.21	0.26	0.32	0.38	0.24	0.20	0.26	0.34	0.38
Net realized and unrealized gain (loss)	0.21	(0.29)	0.39	(0.11)	0.57	0.20	(0.28)	0.39	(0.13)	0.57

Net increase (decrease) from investment operations	0.45	(0.08)	0.65	0.21	0.95	0.44	(0.08)	0.65	0.21	0.95

Distributions from:[2]
Net investment income	(0.27)	(0.22)	(0.29)	(0.37)	(0.42)	(0.26)	(0.22)	(0.29)	(0.37)	(0.42)
Return of capital	—	(0.04)	—	—	—	—	(0.04)	—	—	—

Total distributions	(0.27)	(0.26)	(0.29)	(0.37)	(0.42)	(0.26)	(0.26)	(0.29)	(0.37)	(0.42)

Net asset value, end of year	$9.63	$9.45	$9.79	$9.43	$9.59	$9.64	$9.46	$9.80	$9.44	$9.60

Total Return[3]
Based on net asset value	4.78%	(0.86)%	7.01%	2.25%	10.81%	4.72%	(0.89)%	7.01%	2.27%	10.81%

Ratios to Average Net Assets
Total expenses	0.95%	1.02%[4]	1.05%	1.03%[4]	1.20%[4]	1.02%[4]	1.03%[5]	1.02%[5]	1.01%	1.19%

Total expenses after fees waived, reimbursed and paid indirectly	0.83%	0.92%	0.91%	0.90%	1.07%	0.90%	0.92%	0.90%	0.88%	1.06%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.82%	0.88%	0.89%	0.88%	0.88%	0.89%	0.89%	0.89%	0.86%	0.87%

Net investment income	2.54%	2.13%	2.71%	3.50%	4.13%	2.47%	2.11%	2.69%	3.58%	4.13%

Supplemental Data
Net assets, end of year (000)	$191,106	$199,772	$238,247	$278,072	$37,639	$507,915	$566,334	$638,402	$551,875	$280,857

Portfolio turnover rate[6]	702%	805%	739%	726%	724%	702%	805%	739%	726%	724%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2014, September 30, 2013 and September 30, 2011, the ratio would have been 1.01%, 0.98% and 1.02%, respectively. There was no financial impact to the expense ratios for the year ended September 30, 2010.

[5]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios.

[6]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	493%	440%	370%	412%	497%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	1,245%	1,209%	1,068%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	688%	771%	789%

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Investor B					Investor C
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$9.45	$9.79	$9.43	$9.59	$9.06	$9.42	$9.76	$9.40	$9.56	$9.03

Net investment income[1]	0.16	0.13	0.19	0.26	0.31	0.17	0.13	0.19	0.27	0.31
Net realized and unrealized gain (loss)	0.21	(0.29)	0.39	(0.13)	0.57	0.20	(0.29)	0.39	(0.13)	0.58

Net increase (decrease) from investment operations	0.37	(0.16)	0.58	0.13	0.88	0.37	(0.16)	0.58	0.14	0.89

Distributions from:[2]
Net investment income	(0.19)	(0.14)	(0.22)	(0.29)	(0.35)	(0.19)	(0.14)	(0.22)	(0.30)	(0.36)
Return of capital	—	(0.04)	—	—	—	—	(0.04)	—	—	—

Total distributions	(0.19)	(0.18)	(0.22)	(0.29)	(0.35)	(0.19)	(0.18)	(0.22)	(0.30)	(0.36)

Net asset value, end of year	$9.63	$9.45	$9.79	$9.43	$9.59	$9.60	$9.42	$9.76	$9.40	$9.56

Total Return[3]
Based on net asset value	3.90%	(1.69)%	6.20%	1.40%	9.94%	3.96%	(1.63)%	6.26%	1.50%	10.04%

Ratios to Average Net Assets
Total expenses	1.90%[4]	1.89%[4]	1.81%[4]	1.86%[4]	2.04%[4]	1.74%[5]	1.76%	1.74%[5]	1.77%	1.95%

Total expenses after fees waived, reimbursed and paid indirectly	1.74%	1.76%	1.68%	1.73%	1.89%	1.63%	1.66%	1.63%	1.64%	1.81%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.73%	1.73%	1.66%	1.71%	1.71%	1.62%	1.62%	1.61%	1.62%	1.62%

Net investment income	1.65%	1.35%	1.95%	2.79%	3.32%	1.75%	1.40%	1.97%	2.85%	3.40%

Supplemental Data
Net assets, end of year (000)	$1,722	$2,811	$5,894	$8,680	$10,118	$119,113	$147,042	$206,568	$186,495	$133,691

Portfolio turnover rate[6]	702%	805%	739%	726%	724%	702%	805%	739%	726%	724%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2014, September 30, 2013, September 30, 2011 and September 30, 2010, the ratio would have been 1.84%, 1.86%, 1.84% and 2.02%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2012.

[5]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios.

[6]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	493%	440%	370%	412%	497%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	1,245%	1,209%	1,068%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	688%	771%	789%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	69

Financial Highlights (concluded)	BlackRock Core Bond Portfolio

	Class R
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$9.46	$9.81	$9.44	$9.60	$9.07

Net investment income[1]	0.21	0.18	0.23	0.31	0.35
Net realized and unrealized gain (loss)	0.20	(0.30)	0.40	(0.13)	0.58

Net increase (decrease) from investment operations	0.41	(0.12)	0.63	0.18	0.93

Distributions from:[2]
Net investment income	(0.23)	(0.19)	(0.26)	(0.34)	(0.40)
Return of capital	—	(0.04)	—	—	—

Total distributions	(0.23)	(0.23)	(0.26)	(0.34)	(0.40)

Net asset value, end of year	$9.64	$9.46	$9.81	$9.44	$9.60

Total Return[3]
Based on net asset value	4.42%	(1.24)%	6.82%	1.95%	10.48%

Ratios to Average Net Assets
Total expenses	1.32%[4]	1.38%[4]	1.34%[4]	1.38%[4]	1.54%[4]

Total expenses after fees waived, reimbursed and paid indirectly	1.18%	1.18%	1.19%	1.19%	1.36%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.17%	1.15%	1.17%	1.17%	1.18%

Net investment income	2.20%	1.82%	2.40%	3.29%	3.81%

Supplemental Data
Net assets, end of year (000)	$2,550	$2,246	$960	$441	$395

Portfolio turnover rate[5]	702%	805%	739%	726%	724%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2014, September 30, 2013 and September 30, 2010, the ratio would have been 1.31%, 1.36% and 1.51%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2012 and September 30, 2011.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	493%	440%	370%	412%	497%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	1,245%	1,209%	1,068%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	688%	771%	789%

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Financial Highlights	BlackRock High Yield Bond Portfolio

	BlackRock					Institutional
	Year Ended September 30,					Year Ended September 30,
	2014[1]	2013[1]	2012[1]	2011	2010	2014[1]	2013[1]	2012[1]	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$8.16	$7.94	$7.14	$7.48	$6.68	$8.15	$7.94	$7.14	$7.47	$6.68

Net investment income[2]	0.47	0.50	0.50	0.52	0.61	0.46	0.49	0.49	0.50	0.60
Net realized and unrealized gain (loss)	0.16	0.26	0.80	(0.32)[3]	0.79 [3]	0.17	0.26	0.80	(0.30)[3]	0.78 [3]

Net increase from investment operations	0.63	0.76	1.30	0.20	1.40	0.63	0.75	1.29	0.20	1.38

Distributions from:[4]
Net investment income	(0.47)	(0.52)	(0.50)	(0.54)	(0.60)	(0.46)	(0.52)	(0.49)	(0.53)	(0.59)
Net realized gain	(0.12)	(0.02)	—	—	—	(0.12)	(0.02)	—	—	—

Total distributions	(0.59)	(0.54)	(0.50)	(0.54)	(0.60)	(0.58)	(0.54)	(0.49)	(0.53)	(0.59)

Net asset value, end of year	$8.20	$8.16	$7.94	$7.14	$7.48	$8.20	$8.15	$7.94	$7.14	$7.47

Total Return[5]
Based on net asset value	7.82%	9.84%	18.99%	2.29%[6]	21.72%[6]	7.88%	9.64%	18.92%	2.35%[6]	21.43%[6]

Ratios to Average Net Assets
Total expenses	0.56%[7]	0.56%[7]	0.60%[7,8]	0.59%[7]	0.61%	0.62%[9]	0.64%	0.65%[8,9]	0.66%[9]	0.71%

Total expenses after fees waived, reimbursed and paid indirectly	0.55%	0.56%	0.58%[8]	0.58%	0.58%	0.62%	0.63%	0.65%[8]	0.65%	0.67%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and income tax	0.53%	0.54%	0.56%	0.58%	0.58%	0.59%	0.60%	0.63%	0.65%	0.67%

Net investment income	5.59%	6.13%	6.48%[8]	6.69%	8.53%	5.51%	6.05%	6.40%[8]	6.53%	8.38%

Supplemental Data
Net assets, end of year (000)	$1,352,840	$934,195	$897,435	$694,075	$725,724	$7,898,330	$5,923,843	$3,989,753	$2,017,038	$738,474

Portfolio turnover rate	87%	84%	69%	91%	113%	87%	84%	69%	91%	113%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2012 and September 30, 2011, the ratio would have been 0.58% and 0.58%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2014 and September 30, 2013.

[8]	Restated to include income taxes for the consolidated entity.

[9]	Includes recoupment of past waived fees. There was no financial impact to the expense ratios.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	71

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Service					Investor A
	Year Ended September 30,					Year Ended September 30,
	2014[1]	2013[1]	2012[1]	2011	2010	2014[1]	2013[1]	2012[1]	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$8.16	$7.94	$7.14	$7.48	$6.68	$8.15	$7.94	$7.14	$7.47	$6.68

Net investment income[2]	0.43	0.47	0.47	0.48	0.58	0.43	0.47	0.47	0.48	0.58
Net realized and unrealized gain (loss)	0.16	0.26	0.80	(0.32)[3]	0.79 [3]	0.17	0.25	0.80	(0.30)[3]	0.78 [3]

Net increase from investment operations	0.59	0.73	1.27	0.16	1.37	0.60	0.72	1.27	0.18	1.36

Distributions from:[4]
Net investment income	(0.43)	(0.49)	(0.47)	(0.50)	(0.57)	(0.43)	(0.49)	(0.47)	(0.51)	(0.57)
Net realized gain	(0.12)	(0.02)	—	—	—	(0.12)	(0.02)	—	—	—

Total distributions	(0.55)	(0.51)	(0.47)	(0.50)	(0.57)	(0.55)	(0.51)	(0.47)	(0.51)	(0.57)

Net asset value, end of year	$8.20	$8.16	$7.94	$7.14	$7.48	$8.20	$8.15	$7.94	$7.14	$7.47

Total Return[5]
Based on net asset value	7.41%	9.42%	18.52%	1.85%[6]	21.21%[6]	7.53%	9.29%	18.56%	2.02%[6]	20.99%[6]

Ratios to Average Net Assets
Total expenses	0.94%[7]	0.95%[7]	0.98%[7,8]	1.06%[7]	1.02%[7]	0.97%[9]	0.98%[9]	1.02%[8]	1.06%[9]	1.05%

Total expenses after fees waived, reimbursed and paid indirectly	0.94%	0.94%	0.98%[8]	1.01%	1.00%	0.95%	0.95%	0.94%[8]	0.98%	1.04%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and income tax	0.91%	0.92%	0.96%	1.01%	1.00%	0.92%	0.92%	0.92%[8]	0.98%	1.04%

Net investment income	5.20%	5.73%	6.08%[8]	6.22%	8.10%	5.21%	5.74%	6.10%[8]	6.20%	8.05%

Supplemental Data
Net assets, end of year (000)	$346,355	$372,559	$304,707	$195,688	$173,027	$3,120,217	$3,933,778	$3,437,217	$1,886,322	$848,953

Portfolio turnover rate	87%	84%	69%	91%	113%	87%	84%	69%	91%	113%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2014, September 30, 2012 and September 30, 2011, the ratio would have been 0.93%, 0.95% and 1.03%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2013 and September 30, 2010.

[8]	Restated to include income taxes for the consolidated entity.

[9]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the year ended September 30, 2011, the ratio would have been 1.04%. There was no financial impact to the expense ratios for the years ended September 30, 2014 and September 30, 2013.

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor B					Investor B1
	Year Ended September 30,					Year Ended September 30,
	2014[1]	2013[1]	2012[1]	2011	2010	2014[1]	2013[1]	2012[1]	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$8.16	$7.94	$7.14	$7.47	$6.68	$8.15	$7.94	$7.14	$7.47	$6.68

Net investment income[2]	0.36	0.40	0.40	0.43	0.53	0.39	0.42	0.43	0.45	0.55
Net realized and unrealized gain (loss)	0.16	0.26	0.81	(0.31)[3]	0.77 [3]	0.17	0.26	0.80	(0.31)[3]	0.78 [3]

Net increase from investment operations	0.52	0.66	1.21	0.12	1.30	0.56	0.68	1.23	0.14	1.33

Distributions from:[4]
Net investment income	(0.36)	(0.42)	(0.41)	(0.45)	(0.51)	(0.39)	(0.45)	(0.43)	(0.47)	(0.54)
Net realized gain	(0.12)	(0.02)	—	—	—	(0.12)	(0.02)	—	—	—

Total distributions	(0.48)	(0.44)	(0.41)	(0.45)	(0.51)	(0.51)	(0.47)	(0.43)	(0.47)	(0.54)

Net asset value, end of year	$8.20	$8.16	$7.94	$7.14	$7.47	$8.20	$8.15	$7.94	$7.14	$7.47

Total Return[5]
Based on net asset value	6.51%	8.51%	17.58%	1.26%[6]	20.11%[6]	6.97%	8.74%	17.94%	1.55%[6]	20.50%[6]

Ratios to Average Net Assets
Total expenses	1.80%	1.79%	1.78%[7]	1.75%[8]	1.79%[8]	1.64%[9]	1.58%[9]	1.58%[7,9]	1.48%	1.46%

Total expenses after fees waived, reimbursed and paid indirectly	1.80%	1.79%	1.78%[7]	1.75%	1.78%	1.49%	1.49%	1.48%[7]	1.44%	1.46%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and income tax	1.77%	1.76%	1.76%	1.75%	1.78%	1.46%	1.46%	1.46%	1.44%	1.46%

Net investment income	4.38%	4.90%	5.31%[7]	5.56%	7.47%	4.67%	5.20%	5.61%[7]	5.88%	7.73%

Supplemental Data
Net assets, end of year (000)	$2,489	$4,597	$7,472	$9,577	$15,540	$4,796	$9,009	$20,236	$32,194	$15,694

Portfolio turnover rate	87%	84%	69%	91%	113%	87%	84%	69%	91%	113%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]	Restated to include income taxes for the consolidated entity.

[8]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the year ended September 30, 2011, the ratio would have been 1.73%. There was no financial impact to the expense ratio for the year ended September 30, 2010.

[9]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the year ended September 30, 2014 and September 30, 2013, the ratio would have been 1.63% and 1.56%, respectively. There was no financial impact to the expense ratio for the year ended September 30, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	73

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor C					Investor C1
	Year Ended September 30,					Year Ended September 30,
	2014[1]	2013[1]	2012[1]	2011	2010	2014[1]	2013[1]	2012[1]	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$8.16	$7.95	$7.14	$7.48	$6.68	$8.17	$7.95	$7.15	$7.48	$6.69

Net investment income[2]	0.37	0.40	0.41	0.43	0.52	0.39	0.42	0.42	0.44	0.54
Net realized and unrealized gain (loss)	0.17	0.26	0.81	(0.32)[3]	0.80 [3]	0.16	0.27	0.80	(0.31)[3]	0.78 [3]

Net increase from investment operations	0.54	0.66	1.22	0.11	1.32	0.55	0.69	1.22	0.13	1.32

Distributions from:[4]
Net investment income	(0.37)	(0.43)	(0.41)	(0.45)	(0.52)	(0.39)	(0.45)	(0.42)	(0.46)	(0.53)
Net realized gain	(0.12)	(0.02)	—	—	—	(0.12)	(0.02)	—	—	—

Total distributions	(0.49)	(0.45)	(0.41)	(0.45)	(0.52)	(0.51)	(0.47)	(0.42)	(0.46)	(0.53)

Net asset value, end of year	$8.21	$8.16	$7.95	$7.14	$7.48	$8.21	$8.17	$7.95	$7.15	$7.48

Total Return[5]
Based on net asset value	6.73%	8.45%	17.77%	1.17%[6]	20.32%[6]	6.78%	8.79%	17.83%	1.49%[6]	20.34%[6]

Ratios to Average Net Assets
Total expenses	1.70%[7]	1.72%[7]	1.75%[7,8]	1.71%[7]	1.72%[7]	1.52%	1.55%[9]	1.59%[8,9]	1.60%	1.56%

Total expenses after fees waived, reimbursed and paid indirectly	1.70%	1.72%	1.74%[8]	1.69%	1.72%	1.52%	1.55%	1.56%[8]	1.52%	1.56%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and income tax	1.67%	1.69%	1.72%	1.69%	1.72%	1.50%	1.52%	1.54%	1.52%	1.55%

Net investment income	4.44%	4.97%	5.31%[8]	5.54%	7.31%	4.63%	5.15%	5.53%[8]	5.77%	7.55%

Supplemental Data
Net assets, end of year (000)	$624,573	$535,426	$498,541	$313,266	$144,224	$79,613	$88,458	$100,404	$104,579	$26,266

Portfolio turnover rate	87%	84%	69%	91%	113%	87%	84%	69%	91%	113%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2013 and September 30, 2011, the ratio would have been 1.71% and 1.70%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2014, September 30, 2012 and September 30, 2010.

[8]	Restated to include income taxes for the consolidated entity.

[9]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2013 and September 30, 2012, the ratio would have been 1.52% and 1.57%, respectively.

See Notes to Financial Statements.

74	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Financial Highlights (concluded)	BlackRock High Yield Bond Portfolio

	Class R
	Year Ended September 30,
	2014[1]	2013[1]	2012[1]	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$8.15	$7.94	$7.13	$7.47	$6.67

Net investment income[2]	0.41	0.44	0.44	0.46	0.56
Net realized and unrealized gain (loss)	0.17	0.25	0.81	(0.32)[3]	0.79 [3]

Net increase from investment operations	0.58	0.69	1.25	0.14	1.35

Distributions from:[4]
Net investment income	(0.41)	(0.46)	(0.44)	(0.48)	(0.55)
Net realized gain	(0.12)	(0.02)	—	—	—

Total distributions	(0.53)	(0.48)	(0.44)	(0.48)	(0.55)

Net asset value, end of year	$8.20	$8.15	$7.94	$7.13	$7.47

Total Return[5]
Based on net asset value	7.19%	8.92%	18.31%	1.57%[6]	20.89%[6]

Ratios to Average Net Assets
Total expenses	1.28%	1.31%	1.36%[7]	1.42%	1.51%

Total expenses after fees waived, reimbursed and paid indirectly	1.27%	1.29%	1.30%[7]	1.28%	1.28%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and income tax	1.24%	1.26%	1.28%	1.28%	1.28%

Net investment income	4.90%	5.41%	5.77%[7]	5.98%	7.74%

Supplemental Data
Net assets, end of year (000)	$72,267	$47,906	$32,159	$19,920	$20,303

Portfolio turnover rate	87%	84%	69%	91%	113%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	75

Financial Highlights	BlackRock Low Duration Bond Portfolio

	BlackRock					Institutional
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$9.71	$9.82	$9.56	$9.69	$9.38	$9.71	$9.83	$9.57	$9.70	$9.39

Net investment income[1]	0.23	0.23	0.26	0.29	0.31	0.22	0.22	0.25	0.29	0.31
Net realized and unrealized gain (loss)	0.01	(0.11)	0.25	(0.13)	0.34	0.02	(0.12)	0.26	(0.14)	0.33

Net increase from investment operations	0.24	0.12	0.51	0.16	0.65	0.24	0.10	0.51	0.15	0.64

Distributions from:[2]
Net investment income	(0.22)	(0.22)	(0.25)	(0.29)	(0.34)	(0.21)	(0.21)	(0.25)	(0.28)	(0.33)
Return of capital	—	(0.01)	—	—	—	—	(0.01)	—	—	—

Total distributions	(0.22)	(0.23)	(0.25)	(0.29)	(0.34)	(0.21)	(0.22)	(0.25)	(0.28)	(0.33)

Net asset value, end of year	$9.73	$9.71	$9.82	$9.56	$9.69	$9.74	$9.71	$9.83	$9.57	$9.70

Total Return[3]
Based on net asset value	2.46%	1.21%	5.48%	1.59%	7.03%	2.52%	1.06%	5.43%	1.55%	6.98%

Ratios to Average Net Assets
Total expenses	0.58%[4]	0.62%	0.61%	0.64%	0.79%	0.66%[4]	0.70%	0.72%	0.75%	0.90%

Total expenses after fees waived, reimbursed and paid indirectly	0.42%	0.45%	0.43%	0.44%	0.56%	0.46%	0.48%	0.47%	0.48%	0.61%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.41%	0.41%	0.41%	0.41%	0.42%	0.45%	0.45%	0.45%	0.45%	0.46%

Net investment income	2.30%	2.30%	2.65%	3.04%	3.27%	2.26%	2.25%	2.61%	2.99%	3.22%

Supplemental Data
Net assets, end of year (000)	$557,690	$319,318	$310,879	$281,572	$289,968	$1,134,331	$849,700	$762,769	$609,308	$306,895

Portfolio turnover rate[5]	269%	301%	203%	280%	140%	269%	301%	203%	280%	140%

	Service
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$9.71	$9.82	$9.57	$9.70	$9.38

Net investment income[1]	0.19	0.19	0.22	0.26	0.27
Net realized and unrealized gain (loss)	0.02	(0.11)	0.24	(0.14)	0.35

Net increase from investment operations	0.21	0.08	0.46	0.12	0.62

Distributions from:[2]
Net investment income	(0.18)	(0.18)	(0.21)	(0.25)	(0.30)
Return of capital	—	(0.01)	—	—	—

Total distributions	(0.18)	(0.19)	(0.21)	(0.25)	(0.30)

Net asset value, end of year	$9.74	$9.71	$9.82	$9.57	$9.70

Total Return[3]
Based on net asset value	2.16%	0.79%	4.93%	1.23%	6.74%

Ratios to Average Net Assets
Total expenses	0.94%[4]	1.00%[4]	1.01%[4]	0.96%	1.12%[4]

Total expenses after fees waived, reimbursed and paid indirectly	0.82%	0.86%	0.85%	0.79%	0.93%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.81%	0.82%	0.83%	0.75%	0.78%

Net investment income	1.92%	1.90%	2.24%	2.73%	2.82%

Supplemental Data
Net assets, end of year (000)	$217,127	$231,914	$263,552	$330,091	$694,407

Portfolio turnover rate[5]	269%	301%	203%	280%	140%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	194%	239%	172%	184%	126%

See Notes to Financial Statements.

76	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor A					Investor A1
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$9.71	$9.82	$9.57	$9.70	$9.38	$9.72	$9.83	$9.58	$9.71	$9.39

Net investment income[1]	0.19	0.18	0.22	0.26	0.27	0.20	0.20	0.23	0.27	0.29
Net realized and unrealized gain (loss)	0.02	(0.10)	0.24	(0.14)	0.35	0.02	(0.10)	0.25	(0.14)	0.35

Net increase from investment operations	0.21	0.08	0.46	0.12	0.62	0.22	0.10	0.48	0.13	0.64

Distributions from:[2]
Net investment income	(0.18)	(0.18)	(0.21)	(0.25)	(0.30)	(0.19)	(0.20)	(0.23)	(0.26)	(0.32)
Return of capital	—	(0.01)	—	—	—	—	(0.01)	—	—	—

Total distributions	(0.18)	(0.19)	(0.21)	(0.25)	(0.30)	(0.19)	(0.21)	(0.23)	(0.26)	(0.32)

Net asset value, end of year	$9.74	$9.71	$9.82	$9.57	$9.70	$9.75	$9.72	$9.83	$9.58	$9.71

Total Return[3]
Based on net asset value	2.16%	0.83%	4.94%	1.21%	6.71%	2.33%	0.98%	5.12%	1.36%	6.89%

Ratios to Average Net Assets
Total expenses	0.96%[4]	0.97%[4]	1.02%[4]	0.98%[4]	1.16%[4]	0.81%[5]	0.85%	0.86%	0.87%	1.02%

Total expenses after fees waived, reimbursed and paid indirectly	0.81%	0.83%	0.83%	0.80%	0.97%	0.65%	0.67%	0.66%	0.66%	0.79%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.80%	0.79%	0.81%	0.78%	0.82%	0.64%	0.64%	0.64%	0.63%	0.65%

Net investment income	1.93%	1.82%	2.25%	2.64%	2.84%	2.09%	2.08%	2.43%	2.82%	3.06%

Supplemental Data
Net assets, end of year (000)	$1,472,352	$1,523,705	$546,318	$490,744	$191,079	$18,617	$20,196	$22,846	$24,295	$24,987

Portfolio turnover rate[6]	269%	301%	203%	280%	140%	269%	301%	203%	280%	140%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2013 and September 30, 2010, the ratio would have been 0.95% and 1.14%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2014, September 30, 2012 and September 30, 2011.

[5]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios.

[6]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	194%	239%	172%	184%	126%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	77

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor B					Investor B3
	Year Ended September 30,					Year Ended September 30,			Period July 18, 2011[1] to September 30, 2011
	2014	2013	2012	2011	2010	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$9.71	$9.83	$9.57	$9.70	$9.38	$9.72	$9.83	$9.57	$9.71

Net investment income[2]	0.11	0.11	0.14	0.18	0.21	0.14	0.12	0.14	0.03
Net realized and unrealized gain (loss)	0.02	(0.12)	0.26	(0.14)	0.34	0.01	(0.11)	0.25	(0.14)

Net increase (decrease) from investment operations	0.13	(0.01)	0.40	0.04	0.55	0.15	0.01	0.39	(0.11)

Distributions from:[3]
Net investment income	(0.10)	(0.10)	(0.14)	(0.17)	(0.23)	(0.13)	(0.11)	(0.13)	(0.03)
Return of capital	—	(0.01)	—	—	—	—	(0.01)	—	—

Total distributions	(0.10)	(0.11)	(0.14)	(0.17)	(0.23)	(0.13)	(0.12)	(0.13)	(0.03)

Net asset value, end of period	$9.74	$9.71	$9.83	$9.57	$9.70	$9.74	$9.72	$9.83	$9.57

Total Return[4]
Based on net asset value	1.35%	(0.10)%	4.24%	0.39%	5.89%	1.55%	0.08%	4.23%	(1.13)%[5]

Ratios to Average Net Assets
Total expenses	1.81%[6]	1.84%[6]	1.87%[6]	1.82%[6]	1.97%[6]	1.48%[7]	1.74%	1.77%	1.81%[8]

Total expenses after fees waived, reimbursed and paid indirectly	1.63%	1.65%	1.61%	1.64%	1.76%	1.35%	1.59%	1.62%	1.63%[8]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.62%	1.62%	1.59%	1.62%	1.62%	1.34%	1.56%	1.60%	1.62%[8]

Net investment income	1.12%	1.11%	1.48%	1.85%	2.16%	1.41%	1.20%	1.42%	1.71%[8]

Supplemental Data
Net assets, end of period (000)	$1,493	$2,888	$3,670	$4,305	$4,867	$851	$2,752	$6,146	$12,837

Portfolio turnover rate[9]	269%	301%	203%	280%	140%	269%	301%	203%	280%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2014, September 30, 2011 and September 30, 2010, the ratio would have been 1.80%, 1.78% and 1.96%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2013 and September 30, 2012.

[7]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios.

[8]	Annualized.

[9]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	194%	239%	172%	184%	126%

See Notes to Financial Statements.

78	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor C					Investor C2
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$9.71	$9.82	$9.56	$9.69	$9.38	$9.71	$9.82	$9.57	$9.70	$9.38

Net investment income[1]	0.12	0.12	0.15	0.18	0.20	0.17	0.17	0.21	0.25	0.27
Net realized and unrealized gain (loss)	0.01	(0.11)	0.25	(0.13)	0.34	0.02	(0.10)	0.24	(0.14)	0.34

Net increase from investment operations	0.13	0.01	0.40	0.05	0.54	0.19	0.07	0.45	0.11	0.61

Distributions from:[2]
Net investment income	(0.11)	(0.11)	(0.14)	(0.18)	(0.23)	(0.16)	(0.17)	(0.20)	(0.24)	(0.29)
Return of capital	—	(0.01)	—	—	—	—	(0.01)	—	—	—

Total distributions	(0.11)	(0.12)	(0.14)	(0.18)	(0.23)	(0.16)	(0.18)	(0.20)	(0.24)	(0.29)

Net asset value, end of year	$9.73	$9.71	$9.82	$9.56	$9.69	$9.74	$9.71	$9.82	$9.57	$9.70

Total Return[3]
Based on net asset value	1.31%	0.08%	4.31%	0.45%	5.83%	2.00%	0.67%	4.81%	1.07%	6.60%

Ratios to Average Net Assets
Total expenses	1.71%[4]	1.74%	1.76%	1.74%[4]	1.88%[4]	1.11%[4]	1.12%	1.12%	1.13%	1.27%

Total expenses after fees waived, reimbursed and paid indirectly	1.54%	1.56%	1.55%	1.56%	1.69%	0.97%	0.98%	0.96%	0.96%	1.08%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.53%	1.53%	1.53%	1.54%	1.54%	0.96%	0.94%	0.94%	0.93%	0.93%

Net investment income	1.19%	1.18%	1.53%	1.90%	2.11%	1.77%	1.78%	2.13%	2.54%	2.78%

Supplemental Data
Net assets, end of year (000)	$331,179	$293,864	$268,261	$239,979	$108,010	$7,939	$11,905	$13,838	$15,448	$18,151

Portfolio turnover rate[5]	269%	301%	203%	280%	140%	269%	301%	203%	280%	140%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived fees. There was no financial impact to the expense ratios.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	194%	239%	172%	184%	126%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	79

Financial Highlights (concluded)	BlackRock Low Duration Bond Portfolio

	Investor C3				Class R
	Year Ended September 30,			Period July 18, 2011[1] to September 30, 2011	Year Ended September 30,			Period July 18, 2011[1] to September 30, 2011
	2014	2013	2012		2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$9.71	$9.82	$9.56	$9.71	$9.71	$9.82	$9.57	$9.71

Net investment income[2]	0.12	0.12	0.14	0.04	0.15	0.15	0.18	0.04
Net realized and unrealized gain (loss)	0.01	(0.11)	0.25	(0.16)	0.02	(0.11)	0.24	(0.14)

Net increase (decrease) from investment operations	0.13	0.01	0.39	(0.12)	0.17	0.04	0.42	(0.10)

Distributions from:[3]
Net investment income	(0.11)	(0.11)	(0.13)	(0.03)	(0.14)	(0.14)	(0.17)	(0.04)
Return of capital	—	(0.01)	—	—	—	(0.01)	—	—

Total distributions	(0.11)	(0.12)	(0.13)	(0.03)	(0.14)	(0.15)	(0.17)	(0.04)

Net asset value, end of period	$9.73	$9.71	$9.82	$9.56	$9.74	$9.71	$9.82	$9.57

Total Return[4]
Based on net asset value	1.30%	0.09%	4.23%	(1.12)%[5]	1.81%	0.43%	4.48%	(1.06)%[5]

Ratios to Average Net Assets
Total expenses	1.69%[6]	1.70%	1.77%	1.73%[7]	1.29%[6]	1.36%	1.43%	1.46%[7]

Total expenses after fees waived, reimbursed and paid indirectly	1.56%	1.56%	1.61%	1.55%[7]	1.16%	1.22%	1.27%	1.29%[7]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.55%	1.52%	1.60%	1.54%[7]	1.15%	1.19%	1.26%	1.27%[7]

Net investment income	1.18%	1.20%	1.46%	1.78%[7]	1.57%	1.54%	1.81%	2.04%[7]

Supplemental Data
Net assets, end of period (000)	$26,209	$30,075	$35,383	$40,361	$3,860	$4,529	$6,573	$5,693

Portfolio turnover rate[8]	269%	301%	203%	280%	269%	301%	203%	280%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,			Period July 18, 2011 to September 30, 2011
	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	194%	239%	172%	184%

See Notes to Financial Statements.

80	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Notes to Financial Statements

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Core Bond Portfolio (“Core Bond”), BlackRock High Yield Bond Portfolio (“High Yield Bond”) and BlackRock Low Duration Bond Portfolio (“Low Duration Bond”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. Each of the Funds is classified as diversified.

Each Fund offers multiple classes of shares. BlackRock, Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Investor A and Investor A1 Shares are generally sold with an initial sales charge, and may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2 and Investor C3 Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Service, Investor A, Investor A1, Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2, Investor C3 and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2, Investor C3 and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately seven years. Investor B1 and Investor B3 Shares automatically convert to Investor A Shares after approximately ten years. Investor A1, B, B1, B3, C1, C2 and C3 Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B, Investor B1 and Investor B3 shareholders may vote on material changes to the Investor A distribution and service plan).

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BLK BR HY (Luxembourg) Investments, S.a.r.l. (the “Luxembourg Subsidiary”) and BR-HIYLD Subsidiary, LLC (the “U.S. Subsidiary”), both of which are wholly owned taxable subsidiaries of High Yield Bond (the “Taxable Subsidiaries”). The U.S. Subsidiary enables High Yield Bond to hold investments in operating companies and satisfy regulated investment company tax requirements. Income earned and gains realized on the investments held by the U.S. Subsidiary are taxable to such subsidiary. The Luxembourg Subsidiary holds shares of private Canadian companies. These shares are held in the Luxembourg Subsidiary in order to realize benefits under the Double Tax Avoidance Convention between Canada and Luxembourg, the result of which is gains on the sale of such shares will not be subject to capital gains taxes in Canada. Income earned on the investments held by the Luxembourg Subsidiary may be taxable to such subsidiaries in Luxembourg. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for High Yield Bond. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statements of Operations for High Yield Bond. High Yield Bond may invest up to 25% of its total assets in the U.S. Subsidiary. Intercompany accounts and transactions have been eliminated. Both the Taxable Subsidiaries are subject to the same investment policies and restrictions that apply to High Yield Bond.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time). U.S. GAAP defines fair value as the price a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

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Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

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Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase agreements) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds each Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, the Funds have capital loss carry-forwards from pre-2012 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than each Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 7, Income Tax Information, for the tax character of each Trust’s distributions paid during the period.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Funds may subsequently have to reinvest the proceeds at lower interest rates. If the Funds have purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie

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Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Collateralized Debt Obligations: The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investments in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Funds may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with

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similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests held by the Funds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When a Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Funds may also enter into unfunded loan commitments (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of September 30, 2014, High Yield Bond had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Depreciation
Advantage Sales & Marketing, Inc., Delayed Draw Term Loan	$131,210	$131,210	$128,821	$(2,389)

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Funds may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

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In order to better define contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, TBA commitments may be entered into by the Funds under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds are permitted to sell, repledge or use the collateral they receive; however, the counterparty is not. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Funds to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

For the year ended September 30, 2014, the average amount of borrowings and the daily weighted average interest rates in reverse repurchase agreements were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Core Bond	$683,934,023	(0.07)%
High Yield Bond	$179,535,123	(0.22)%
Low Duration Bond	$392,378,381	(0.10)%

Reverse repurchase transactions are entered into by the Funds under Master Repurchase Agreements (each, an “MRA”), which permit the Funds, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Funds. With reverse repurchase transactions, typically the Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Funds receive or post securities as collateral with a market value in excess of the repurchase price to be paid or received by the Funds upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Funds are considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The following table is a summary of the Funds’ open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis as of September 30, 2014:

	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount[2]
Core Bond
Counterparty
Bank of Montreal	$74,167,868	$(74,103,987)	—	$63,881
BNP Paribas Securities Corp.	79,300,000	(79,300,000)	—	—

86	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount[2]
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$22,392,130	$(22,392,130)	—	—
RBC Capital Markets, LLC	24,973,354	(24,973,354)	—	—

Total	$200,833,352	$(200,769,471)	—	$63,881

High Yield Bond
Counterparty
Citigroup Global Markets, Inc.	$8,580,495	$(8,580,495)	—	—
RBC Capital Markets, LLC	16,805,135	(16,805,135)	—	—

Total	$25,385,630	$(25,385,630)	—	—

Low Duration Bond
Counterparty
Bank of Montreal	$50,188,378	$(50,167,459)	—	$20,919
Citigroup Global Markets, Inc.	10,800,000	(10,800,000)	—	—

Total	$60,988,378	$(60,967,459)	—	$20,919

[1]

Collateral with a value of $202,355,937 for Core Bond, $28,442,433 for High Yield Bond, and $63,694,872 for Low Duration Bond has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risk (e.g., inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation, and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	87

Notes to Financial Statements (continued)

the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk, equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Certain Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

The Funds may also purchase and write a variety of options with non-standard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The Funds may invest in various types of barrier options including up-and-out options. Up-and-out options expire worthless if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the option’s expiration date. Barrier options may also be referred to as knockout options. In a reverse knockout option, the option expires worthless if the price of the underlying instrument decreases beyond a predetermined barrier price level prior to the option’s expiration date.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Transactions in options written for the year ended September 30, 2014, were as follows:

	Core Bond
	Calls			Puts
	Contracts	Notional (000)[1]	Premiums Received	Contracts	Notional (000)[1]	Premiums Received

Outstanding options, beginning of year	—	—	—	—	—	—
Options written	3,803	232,560	$2,797,472	9,528	7,256,286	$4,947,174
Options exercised	—	—	—	—	(30,100)	(699,403)
Options expired	(23)	(11,103)	(10,252)	(2,867)	(7,030,000)	(1,030,744)
Options closed	(2,908)	(116,930)	(1,200,871)	(6,594)	(60,708)	(1,509,354)

Outstanding options, end of year	872	104,527	$1,586,349	67	135,478	$1,707,673

	High Yield Bond
	Puts
	Contracts	Notional (000)	Premiums Received

Outstanding options, beginning of year	37,600	—	$5,976,876
Options written	161,400	—	6,868,166
Options expired	(85,900)	—	(9,151,185)
Options closed	(113,100)	—	(3,693,857)

Outstanding options, end of year	—	—	—

88	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

	Low Duration Bond
	Calls			Puts
	Contracts	Notional (000)[1]	Premiums Received	Contracts	Notional (000)[1]	Premiums Received

Outstanding options, beginning of year	—	110,000	$770,000	10,000	110,000	$2,375,600
Options written	5,500	284,200	812,666	2,100	499,700	3,143,508
Options expired	(5,500)	(185,300)	(318,166)	(12,100)	—	(1,467,743)
Options closed	—	(208,900)	(1,264,500)	—	(609,700)	(4,051,365)

Outstanding options, end of year	—	—	—	—	—	—

[1]	Amount shown is in the currency in which the transaction was denominated.

Swaps: The Funds enter into swap agreements, in which the Funds and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP . The Funds are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	89

Notes to Financial Statements (continued)

•

Interest rate swaps — The Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward interest rate swaps — The Funds may enter into forward interest rate swaps. In a forward swap, each Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of September 30, 2014
		Core Bond		High Yield Bond		Low Duration Bond
		Value
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1];
	Unrealized appreciation/depreciation on OTC
	swaps[1] ; Swap premiums paid/received;
	Investments at value — unaffiliated[2]	$5,560,361	$5,314,482	—	$7,446,446	$1,879,276	$1,774,568
Foreign currency exchange contracts	Net unrealized appreciation/depreciation[1];
	Unrealized appreciation/depreciation on forward
	foreign currency exchange contracts;
	Investments at value — unaffiliated[2]	10,839,983	4,957,212	$101,055,338	6,161,835	21,363,273	5,572,224
	Unrealized appreciation/depreciation on OTC
	swaps[1] ; Swap premiums paid/received;
Credit contracts	Investments at value — unaffiliated[2]	718,822	1,581,991	12,698,622	1,264,577	—	—
Equity contracts	Investments at value — unaffiliated[1,2]	—	—	2,441,685	—	—	—

Total		$17,119,166	$11,853,685	$116,195,645	$14,872,858	$23,242,549	$7,346,792

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended September 30, 2014
	Core Bond	High Yield Bond	Low Duration Bond	Core Bond	High Yield Bond	Low Duration Bond
	Net Realized Gain (Loss) From			Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$(4,378,421)	—	$(20,475,260)	$2,440,886	—	$12,210,561
Options[3]	(1,851,434)	—	(4,201,053)	(294,601)	—	102,200
Swaps	(3,287,843)	$5,505,285	(5,592,318)	(2,304,270)	$(7,383,806)	1,902,730
Foreign currency exchange contracts:
Foreign currency transactions/translations	758,846	(55,735,746)	(14,844,040)	6,232,282	124,863,347	26,778,538
Financial futures contracts	—	—	—	—	—	—
Options[3]	1,708,758	—	—	808,727	—	—
Credit contracts:
Swaps	1,081,381	(48,813,974)	(394,525)	155,010	3,385,935	(1,205,903)
Options[3]	—	—	—	—	—	—
Equity contracts:
Financial futures contracts	—	(26,958,927)	—	—	2,441,684	—
Options[3]	—	(55,978,712)	—	—	6,130,439	—

Total	$(5,968,713)	$(181,982,074)	$(45,507,196)	$7,038,034	$129,437,599	$39,788,126

[3]	Options purchased are included in the net realized gain (loss) from investments — unaffiliated and net change in unrealized appreciation/depreciation on investments — unaffiliated.

90	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

For the year ended September 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Financial futures contracts:
Average number of contracts purchased	1,050	—	4,975
Average number of contracts sold	4,243	2,921	5,537
Average notional value of contracts purchased	$163,297,620	—	$1,054,899,832
Average notional value of contracts sold	$643,529,083	$280,124,294	$726,845,904
Forward foreign currency exchange contracts:
Average number of contracts - USD purchased	15	20	36
Average number of contracts - USD sold	13	8	33
Average USD amounts purchased	$130,424,044	$1,573,476,227	$587,300,862
Average USD amounts sold	$92,068,323	$80,687,276	$319,736,042
Options:
Average number of option contracts purchased	3,989	10,182	4,081
Average number of option contracts written	1,565	10,075	3,025
Average notional amount of option contracts purchased	$967,780,594	$196,563,386	$908,177,188
Average notional amount of option contracts written	$312,777,216	$186,387,500	$676,812,500
Average number of swaption contracts purchased	8	—	3
Average number of swaption contracts written	7	—	1
Average notional amount of swaption contracts purchased	$138,185,028	—	$245,709,000
Average notional amount of swaption contracts written	$87,670,183	—	$175,150,000
Credit default swaps:
Average number of contracts - buy protection	2	5	1
Average number of contracts - sell protection	11	40	1
Average notional amount - buy protection	$14,280,770	$17,370,500	$12,312,500
Average notional amount - sell protection	$20,867,750	$287,007,204	$38,812,500
Interest rate swaps:
Average number of contracts - pays fixed rate	9	—	7
Average number of contracts - receives fixed rate	10	—	3
Average notional amount - pays fixed rate	$90,724,383	—	$738,658,208
Average notional amount - receives fixed rate	$47,427,450	—	$350,025,918
Total return swaps:
Average number of contracts	—	2	—
Average notional amount	—	$135,000,000	—

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to a Fund.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	91

Notes to Financial Statements (continued)

terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, the Funds bear the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

As of September 30, 2014, the Funds’ derivative assets and liabilities (by type) are as follows:

	Core Bond			High Yield Bond			Low Duration Bond
	Assets		Liabilities	Assets		Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$446,272		$417,258	$1,455,830		—	$491,747	$240,900
Foreign currency exchange contracts	10,411,953		4,535,985	101,055,338		$6,161,835	21,363,273	5,572,224
Options	5,032,331	[1]	3,390,695	1	[1]	—	—	—
Centrally cleared swaps	—		25,834	385,412		—	62,694	—
OTC swaps[2]	694,966		2,609,636	12,146,147		8,711,023	—	938,099

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$16,585,522		$10,979,408	$115,042,728		$14,872,858	$21,917,714	$6,751,223
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,574,890)		(572,561)	(1,841,242)		—	(554,441)	(240,900)

Total derivative assets and liabilities subject to an MNA	$15,010,632		$10,406,847	$113,201,486		$14,872,858	$21,363,273	$6,510,323

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Funds as of September 30, 2014:

Core Bond
	Gross Amounts Not Offset in the Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2,3]
Bank of America N.A.	$36,774	$(36,774)	—	—	—
Barclays Bank PLC	1,060,485	(1,060,485)	—	—	—
BNP Paribas S.A.	214,845	(214,845)	—	—	—
Citibank N.A.	3,366,778	(3,349,525)	—	—	$17,253
Credit Suisse International	2,467,895	(1,190,563)	$(581,815)	—	695,517
Deutsche Bank AG	525,163	(525,163)	—	—	—
Goldman Sachs Bank USA	600,639	(450,222)	—	—	150,417
Goldman Sachs International	81,671	(81,671)	—	—	—
JPMorgan Chase Bank N.A.	6,167,669	(829,995)	—	—	5,337,674
Morgan Stanley Capital Services LLC	17,741	(8,257)	—	—	9,484
Royal Bank of Scotland PLC	470,972	(96,845)	—	—	374,127

Total	$15,010,632	$(7,844,345)	$(581,815)	—	$6,584,472

92	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3,4]
Bank of America N.A.	$218,803	$(36,774)	—	—	$182,029
Barclays Bank PLC	1,839,439	(1,060,485)	—	—	778,954
BNP Paribas S.A.	452,012	(214,845)	—	—	237,167
Citibank N.A.	3,349,525	(3,349,525)	—	—	—
Credit Suisse International	1,190,563	(1,190,563)	—	—	—
Deutsche Bank AG	1,697,219	(525,163)	—	$(700,000)	472,056
Goldman Sachs Bank USA	450,222	(450,222)	—	—	—
Goldman Sachs International	273,967	(81,671)	—	—	192,296
JPMorgan Chase Bank N.A.	829,995	(829,995)	—	—	—
Morgan Stanley Capital Services LLC	8,257	(8,257)	—	—	—
Royal Bank of Scotland PLC	96,845	(96,845)	—	—	—

Total	$10,406,847	$(7,844,345)	—	$(700,000)	$1,862,502

High Yield Bond
	Gross Amounts Not Offset in the Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received[5]	Cash Collateral Received[5]	Net Amount of Derivative Assets[2]
Bank of America N.A.	$25,395,903	$(444,294)	—	—	$24,951,609
Barclays Bank PLC	188,873	(25,621)	—	—	163,252
BNP Paribas S.A.	765,944	(765,944)	—	—	—
Citibank N.A.	69,760,001	(138,000)	—	$(2,400,000)	67,222,001
Credit Suisse International	2,125,303	(130,865)	$(1,994,438)	—	—
Deutsche Bank AG	3,218,816	(1,203)	—	(3,217,613)	—
Goldman Sachs & Co.	1	—	—	—	1
Goldman Sachs Bank USA	2,906,502	(1,350,096)	—	(1,556,406)	—
Goldman Sachs International	1,185,531	—	—	(1,185,531)	—
JPMorgan Chase Bank N.A.	453,951	(453,951)	—	—	—
Royal Bank of Scotland PLC	516,232	—	—	—	516,232
TD Securities, Inc.	4,045,919	(2,992,361)	—	—	1,053,558
UBS AG	2,638,510	—	—	—	2,638,510

Total	$113,201,486	$(6,302,335)	$(1,994,438)	$(8,359,550)	$96,545,163

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[6]	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$444,294	$(444,294)	—	—	—
Barclays Bank PLC	25,621	(25,621)	—	—	—
BNP Paribas S.A.	1,811,846	(765,944)	—	—	$1,045,902
Citibank N.A.	138,000	(138,000)	—	—	—
Credit Suisse International	130,865	(130,865)	—	—	—
Deutsche Bank AG	1,203	(1,203)	—	—	—
Goldman Sachs Bank USA	1,350,096	(1,350,096)	—	—	—
JPMorgan Chase Bank N.A.	4,635,593	(453,951)	—	$(4,181,642)	—
Morgan Stanley & Co. International PLC	3,342,979	—	—	(3,342,979)	—
TD Securities, Inc.	2,992,361	(2,992,361)	—	—	—

Total	$14,872,858	$(6,302,335)	—	$(7,524,621)	$1,045,902

Low Duration Bond
	Gross Amounts Not Offset in the Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$3,223,450	$(286,353)	—	—	$2,937,097
Barclays Bank PLC	434,756	(259,991)	—	—	174,765
Citibank N.A.	279,282	(155,836)	—	—	123,446
Deutsche Bank AG	2,822,252	(950,132)	—	—	1,872,120
Goldman Sachs Bank USA	12,781,934	(96,112)	—	$(11,500,000)	1,185,822
Goldman Sachs International	264,844	(78,235)	—	—	186,609
JPMorgan Chase Bank N.A.	1,139,921	(727,192)	—	—	412,729
Morgan Stanley Capital Services LLC	172,442	—	—	—	172,442
UBS AG	244,392	(236,225)	—	—	8,167

Total	$21,363,273	$(2,790,076)	—	$(11,500,000)	$7,073,197

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	93

Notes to Financial Statements (continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$286,353	$(286,353)	—	—	—
The Bank of New York Mellon	21,352	—	—	—	$21,352
Barclays Bank PLC	259,991	(259,991)	—	—	—
Citibank N.A.	155,836	(155,836)	—	—	—
Deutsche Bank AG	950,132	(950,132)	—	—	—
Goldman Sachs Bank USA	96,112	(96,112)	—	—	—
Goldman Sachs International	78,235	(78,235)	—	—	—
JPMorgan Chase Bank N.A.	727,192	(727,192)	—	—	—
State Street Bank and Trust Co.	3,549,163	—	—	—	3,549,163
TD Securities, Inc.	149,732	—	—	—	149,732
UBS AG	236,225	(236,225)	—	—	—

Total	$6,510,323	$(2,790,076)	—	—	$3,720,247

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Derivative contract can be offset with options written receivable.

[4]	Net amount represents the net amount payable due to the counterparty in the event of default.

[5]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[6]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion - $2 Billion	0.450%
$2 Billion - $3 Billion	0.425%
Greater than $3 Billion	0.400%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended September 30, 2014, the amounts waived were as follows:

Core Bond	$4,574
High Yield Bond	$129,000
Low Duration Bond	$16,626

The Manager provides investment management and other services to the U.S. and Luxembourg Subsidiaries. The Manager does not receive separate compensation from the U.S. and Luxembourg Subsidiaries for providing investment management or administrative services. However, the High Yield Bond pays the Manager based on the Fund’s net assets, which includes the assets of U.S. and Luxembourg Subsidiaries.

Prior to July 1, 2014, BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, served as a sub-advisor to each Fund pursuant to sub-advisory agreements with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by each Fund to the Manager under the Investment Advisory Agreements. Effective July 1, 2014, the sub-advisory agreements between the Manager and BFM, with respect to each Fund, expired.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor A1	Investor B	Investor B1	Investor B3	Investor C	Investor C1	Investor C2	Investor C3	Class R
Service Fee	0.25%	0.25%	0.10%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%	0.25%	0.25%
Distribution Fee	—	—	—	0.75%	0.50%	0.65%	0.75%	0.55%	0.30%	0.65%	0.25%

94	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor A1, Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2, Investor C3 and Class R shareholders.

For the year ended September 30, 2014, the following table shows the class specific service and/or distribution fees borne directly by each class of each Fund:

	Service	Investor A	Investor A1	Investor B	Investor B1	Investor B3	Investor C	Investor C1	Investor C2	Investor C3	Class R	Total
Core Bond	$490,441	$1,262,665	—	$21,265	—	—	$1,294,861	—	—	—	$11,704	$3,080,936
High Yield Bond	$984,200	$10,525,478	—	$34,587	$52,154	—	$5,921,040	$686,127	—	—	$306,372	$18,509,958
Low Duration Bond	$569,208	$4,032,167	$19,580	$20,850	—	$15,978	$3,125,354	—	$35,319	$252,807	$23,036	$8,094,299

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2014, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	BlackRock	Institutional	Service	Investor A	Class R	Total
Core Bond	$22,141	$639,426	$10,306	$5,581	—	$677,454
High Yield Bond	$82,851	$669,925	$7,944	$20,224	$34	$780,978
Low Duration Bond	$10,106	$267,193	$2,541	$4,899	—	$284,739

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2014, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	BlackRock	Institutional	Service	Investor A	Investor A1	Investor B	Investor C	Investor C2	Class R	Total
Core Bond	$1,220	$550	—	$11,397	—	$26	$1,315	—	$17	$14,525
High Yield Bond	$2,583	$8,034	$1,148	$88,070	—	$249	$1,007	—	$717	$101,808
Low Duration Bond	$693	$2,130	$907	$13,866	$428	$16	$871	$26	$10	$18,947

For the year ended September 30, 2014, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	BlackRock	Institutional	Service	Investor A	Investor A1	Investor B	Investor B1	Investor B3	Investor C	Investor C1	Investor C2	Investor C3	Class R	Total
Core Bond	$23,201	$1,616,448	$193,677	$823,094	—	$5,429	—	—	$188,843	—	—	—	$4,882	$2,855,574
High Yield Bond	$180,333	$6,829,118	$545,060	$7,880,494	—	$8,782	$24,606	—	$931,962	$153,193	—	—	$143,260	$16,696,808
Low Duration Bond	$29,357	$838,006	$271,639	$2,372,505	$26,097	$4,754	—	$252	$448,969	—	$11,633	$59,996	$10,092	$4,073,300

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates. In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee – Class Specific
First $500 Million	0.075%	0.025%
$500 Million - $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

For the year ended September 30, 2014, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statements of Operations:

Core Bond	$1,668,853
High Yield Bond	$7,522,577
Low Duration Bond	$2,220,089

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	95

Notes to Financial Statements (continued)

For the year ended September 30, 2014, the following table shows the class specific administration fees borne directly by each class of each Fund:

	BlackRock	Institutional	Service	Investor A	Investor A1	Investor B	Investor B1	Investor B3	Investor C	Investor C1	Investor C2	Investor C3	Class R	Total
Core Bond	$141,599	$199,127	$49,067	$125,278	—	$537	—	—	$32,411	—	—	—	$585	$548,604
High Yield Bond	$198,765	$514,725	$98,361	$360,283	—	$868	$1,771	—	$138,783	$21,446	—	—	$15,296	$1,350,298
Low Duration Bond	$96,386	$187,003	$56,938	$230,619	$4,896	$522	—	$450	$78,146	—	$2,208	$7,026	$1,153	$665,347

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations.

The Manager contractually and/or voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Core Bond	High Yield Bond		Low Duration Bond
	Contractual	Contractual	Voluntary[2]	Contractual	Voluntary[2]
BlackRock	0.45%[1]	0.58%[1]	—	0.41%[1]	—
Institutional	0.56%[1]	0.70%[1]	0.67%	0.55%[1]	0.45%
Service	0.93%[1]	1.02%[1]	—	0.85%[1]	—
Investor A	0.89%[1]	0.92%[1]	—	0.81%[1]	—
Investor A1	N/A	N/A	N/A	—	0.64%
Investor B	1.73%[1]	—	—	1.62%[1]	—
Investor B1	N/A	1.46%[1]	—	N/A	N/A
Investor B3	N/A	N/A	N/A	—	—
Investor C	1.66%[1]	1.72%[1]	—	1.53%[1]	—
Investor C1	N/A	1.56%[1]	—	N/A	N/A
Investor C2	N/A	N/A	N/A	—	0.97%
Investor C3	N/A	N/A	N/A	—	—
Class R	1.17%[1]	—	1.28%	1.65%[1]	—

[1]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2015 unless approved by the Board, including a majority of the independent trustees.

[2]	The voluntary waiver or reimbursement may be reduced or discontinued at any time.

These amounts waived or reimbursed are included in fees waived by Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the year ended September 30, 2014, the amounts included in fees waived by Manager were as follows:

Core Bond	$2,799,209
Low Duration Bond	$4,497,528

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived
	BlackRock	Institutional	Service	Investor A	Investor A1	Investor B	Investor B1	Investor C	Investor C2	Class R	Total
Core Bond	$141,289	$188,210	—	$31,122	—	$291	—	$1,129	—	$338	$362,379
High Yield Bond	—	$711	—	$260,580	—	—	$1,671	$6,141	—	$1,382	$270,485
Low Duration Bond	$95,562	$184,243	$72	$108,487	$4,478	$476	—	$76,436	$646	—	$470,400

Transfer Agent Fees Waived
	BlackRock	Institutional	Investor A	Investor A1	Investor B	Investor C	Investor C2	Class R	Total
Core Bond	$1,212	$550	—	—	$25	—	—	$16	$1,803
High Yield Bond	—	—	$48,272	—	—	—		$97	$48,369
Low Duration Bond	$683	$2,074	$7,470	$295	$15	$819	$1	—	$11,357

Transfer Agent Fees Reimbursed
	BlackRock	Institutional	Service	Investor A	Investor A1	Investor B	Investor B1	Investor C	Investor C2	Class R	Total
Core Bond	$21,437	$475,393	—	—	—	$616	—	—	—	$178	$497,624
High Yield Bond	—	—	—	$525,189	—	—	$9,097	—	—	$6,225	$540,511
Low Duration Bond	$27,864	$454,752	—	$228,359	$693	$638	—	$68,346	$142	—	$780,794

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the

96	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2014, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

Recoupment of Past Waived Fees	Fund Level	BlackRock	Institutional	Service	Investor A	Investor A1	Investor B	Investor B1	Investor C	Investor C1	Class R	Total
Core Bond	—	—	$8,141	—	$45,398	—	$1,141	—	$211	—	$212	$55,103
High Yield Bond	—	$410	$97,188	$21,230	$21,392	—	—	$705	$8,770	—	—	$149,695
Low Duration Bond	$4,830	$1,262	$4,180	$4,358	$34,534	—	$221	—	$1,713	—	—	$51,098

On September 30, 2014, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2015	2016
Core Bond
Fund Level	$3,132,443	$2,799,209
BlackRock	$169,312	$163,938
Institutional	$700,954	$664,154
Investor A	$14,568	$31,122
Investor B	$241	$932
Investor C	—	$1,129
Class R	$1,786	$532
High Yield Bond
Investor A	$1,251,129	$834,042
Investor B1	$13,439	$10,768
Investor C	—	$6,142
Class R	—	$7,704
Low Duration Bond
Fund Level	$3,804,514	$4,497,528
BlackRock	$110,066	$124,109
Institutional	—	$23,512
Service	—	$72
Investor A	—	$344,317
Investor B	$1,574	$1,129
Investor C	$101,002	$145,600

The following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2014:

	Core Bond	High Yield Bond	Low Duration Bond
Fund Level	$3,511,905	$5,100	$3,348,096
BlackRock	$215,898	—	$90,046
Institutional	$705,226	—	$18,001
Investor A	—	$2,024,218	—
Investor B	—	—	$3,861
Investor B1	—	$23,589	—
Investor C	—	—	$144,830

For the year ended September 30, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Core Bond	$19,931
High Yield Bond	$271,916
Low Duration Bond	$128,324

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	97

Notes to Financial Statements (continued)

For the year ended September 30, 2014, affiliates received CDSCs or front-end sales charges as follows:

	Investor A	Investor B	Investor B1	Investor B3	Investor C	Investor C1	Investor C2	Investor C3
Core Bond	$1,895	$1,239	—	—	$8,288	—	—	—
High Yield Bond	$56,564	$3,703	$163	—	$108,333	$33	—	—
Low Duration Bond	$64,413	$2,078	—	$424	$99,052	—	$36	$79

The Manager reimbursed High Yield Bond $5,709,664 for losses realized on the disposal of investments purchased in violation of the Fund’s investment restrictions.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended September 30, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
Core Bond	—	$3,141,242
High Yield Bond	$9,766,307	$135,503,776
Low Duration Bond	$21,110,482	$11,051,673

6. Purchases and Sales:

Purchases and sales of investments including mortgage dollar roll and excluding short-term securities for the year ended September 30, 2014, were as follows:

Purchases	Core Bond	High Yield Bond	Low Duration Bond
Non-U.S. Government Securities	$11,821,163,404	$12,917,176,425	$9,089,806,045
U.S. Government Securities	10,677,184,892	—	2,141,277,793

Total Purchases	$22,498,348,296	$12,917,176,425	$11,231,083,838

Sales	Core Bond	High Yield Bond	Low Duration Bond
Non-U.S. Government Securities (including paydowns)	$12,410,440,666	$11,830,069,803	$8,971,036,067
U.S. Government Securities	10,942,001,044	—	2,011,136,699

Total Sales	$23,352,441,710	$11,830,069,803	$10,982,172,766

Purchases and sales related to mortgage dollar rolls for the year ended September 30, 2014 were as follows:

	Core Bond	Low Duration Bond
Purchases	$6,683,877,455	$3,063,205,213
Sales	$6,684,422,569	$3,070,813,490

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended September 30, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

98	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of September 30, 2014, the following permanent differences attributable to the accounting for swap agreements, the classification of investments, the expiration of capital loss carryforwards, amortization methods on fixed income securities, net paydown losses and foreign currency transactions were reclassified to the following accounts:

	Core Bond	High Yield Bond	Low Duration Bond
Paid-in capital	—	$(67,614,189)	$(9,637,823)
Undistributed (distributions in excess of) net investment income	$4,784,339	$(27,363,098)	$(16,287,431)
Accumulated net realized gains (losses)	$(4,784,339)	$94,977,287	$25,925,254

The tax character of distributions paid was as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Ordinary income
9/30/2014	$73,044,548	$763,127,697	$66,933,094
9/30/2013	72,933,310	641,010,137	52,132,133
Long-term capital gains
9/30/2014	—	159,261,698	—
9/30/2013	—	26,892,684	—
Tax return of capital
9/30/2014	—	—	—
9/30/2013	13,796,613	—	2,637,677
Total
9/30/2014	$73,044,548	$922,389,395	$66,933,094

9/30/2013	$86,729,923	$667,902,821	$54,769,810

As of September 30, 2014, the tax components of accumulated net earnings (losses) were as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Undistributed ordinary income	$2,439,363	$224,085,154	$12,044,879
Undistributed long-term gains	—	75,111,996	—
Capital loss carryforwards	(101,897,022)	(117,963,096)	(82,008,729)
Net unrealized gains (losses)[1]	14,691,129	106,543,343	(9,681,929)
Qualified late-year losses[2]	—	—	(6,136,568)
Total	$(84,766,530)	$287,777,397	$(85,782,347)

[1]

The differences between book-basis and tax-basis net unrealized gains(losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, the timing and recognition of partnership income, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures, options, and foreign currency contracts, unrealized gain on stock of passive foreign investment companies, the classification of investments, investments in wholly owned subsidiaries and the accounting for swap agreements.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of September 30, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Core Bond	High Yield Bond	Low Duration Bond
2015	—	$916,403	$14,223,477
2016	—	10,095,668	1,475,016
2017	$2,980,922	77,460,251	41,571,660
2018	94,439,087	29,490,774	24,738,576
2019	4,477,013	—	—
Total	$101,897,022	$117,963,096	$82,008,729

During the year ended September 30, 2014, the funds listed below utilized the following amounts of their respective capital loss carryforward:

Core Bond	High Yield Bond	Low Duration Bond
$28,799,045	$24,848,858	$13,769,148

As of September 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Tax cost	$3,713,297,729	$13,045,232,940	$4,110,396,006

Gross unrealized appreciation	$46,276,394	$412,794,098	$44,614,399
Gross unrealized depreciation	(30,965,908)	(321,876,219)	(52,888,163)

Net unrealized appreciation (depreciation)	$15,310,486	$90,917,879	$(8,273,764)

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	99

Notes to Financial Statements (continued)

8. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the year ended September 30, 2014.

9. Principal Risks:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of their assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedule of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Core Bond invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013
Core Bond	Shares	Amount	Shares	Amount
BlackRock
Shares sold	5,118,674	$49,039,691	7,068,345	$69,019,250
Shares issued in reinvestment of distributions	1,829,625	17,562,381	1,804,443	17,483,464
Shares redeemed	(4,461,783)	(42,650,598)	(11,412,306)	(110,842,084)

Net increase (decrease)	2,486,516	$23,951,474	(2,539,518)	$(24,339,370)

Institutional
Shares sold	63,248,567	$608,269,690	40,817,229	$395,681,699
Shares issued in reinvestment of distributions	2,223,037	21,254,748	2,894,116	27,961,099
Shares redeemed	(62,462,052)	(592,743,872)	(54,271,150)	(524,377,369)

Net increase (decrease)	3,009,552	$36,780,566	(10,559,805)	$(100,734,571)

100	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

	Year Ended September 30, 2014		Year Ended September 30, 2013
Core Bond (concluded)	Shares	Amount	Shares	Amount
Service
Shares sold	2,326,548	$22,188,059	2,525,446	$24,352,968
Shares issued in reinvestment of distributions	568,201	5,439,885	609,491	5,891,324
Shares redeemed	(4,190,342)	(40,017,345)	(6,331,091)	(60,952,777)

Net decrease	(1,295,593)	$(12,389,401)	(3,196,154)	$(30,708,485)

Investor A
Shares sold and automatic conversion of shares	15,017,406	$144,246,559	13,873,752	$134,540,237
Shares issued in reinvestment of distributions	1,373,909	13,165,376	1,600,829	15,491,364
Shares redeemed	(23,566,823)	(225,048,409)	(20,764,522)	(200,781,753)

Net decrease	(7,175,508)	$(67,636,474)	(5,289,941)	$(50,750,152)

Investor B
Shares sold	14,674	$140,242	79,366	$774,050
Shares issued in reinvestment of distributions	3,953	37,819	7,664	74,308
Shares redeemed and automatic conversion of shares	(137,043)	(1,304,472)	(391,623)	(3,787,746)

Net decrease	(118,416)	$(1,126,411)	(304,593)	$(2,939,388)

Investor C
Shares sold	1,014,829	$9,662,518	2,253,249	$21,884,154
Shares issued in reinvestment of distributions	237,014	2,260,827	321,611	3,103,138
Shares redeemed	(4,453,499)	(42,290,443)	(8,137,952)	(78,164,964)

Net decrease	(3,201,656)	$(30,367,098)	(5,563,092)	$(53,177,672)

Class R
Shares sold	107,319	$1,027,413	273,991	$2,640,056
Shares issued in reinvestment of distributions	5,986	57,399	5,087	49,178
Shares redeemed	(86,224)	(826,468)	(139,627)	(1,329,500)

Net increase	27,081	$258,344	139,451	$1,359,734

Total Net Decrease	(6,268,024)	$(50,529,000)	(27,313,652)	$(261,289,904)

High Yield Bond
BlackRock
Shares sold	78,991,327	$660,233,293	31,500,800	$256,465,644
Shares issued in reinvestment of distributions	8,207,598	68,131,780	7,243,772	58,872,900
Shares redeemed	(36,771,459)	(305,478,845)	(37,185,014)	(301,479,899)

Net increase	50,427,466	$422,886,228	1,559,558	$13,858,645

Institutional
Shares sold	646,917,748	$5,379,851,380	506,444,116	$4,124,359,023
Shares issued in reinvestment of distributions	41,086,372	340,855,315	23,902,198	194,191,623
Shares redeemed	(450,824,072)	(3,747,701,147)	(306,427,874)	(2,488,607,267)

Net increase	237,180,048	$1,973,005,548	223,918,440	$1,829,943,379

Service
Shares sold	22,712,580	$188,506,377	27,698,072	$225,287,540
Shares issued in reinvestment of distributions	2,941,232	24,399,543	2,409,966	19,598,611
Shares redeemed	(29,089,014)	(241,559,786)	(22,795,477)	(186,407,482)

Net increase (decrease)	(3,435,202)	$(28,653,866)	7,312,561	$58,478,669

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	101

Notes to Financial Statements (continued)

	Year Ended September 30, 2014		Year Ended September 30, 2013
High Yield Bond (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	219,173,533	$1,822,918,426	234,027,346	$1,901,875,116
Shares issued in reinvestment of distributions	31,815,914	263,873,635	26,146,696	212,426,786
Shares redeemed	(352,799,958)	(2,946,003,637)	(210,569,815)	(1,707,793,649)

Net increase (decrease)	(101,810,511)	$(859,211,576)	49,604,227	$406,508,253

Investor B
Shares sold	72,524	$604,961	124,845	$1,014,208
Shares issued in reinvestment of distributions	21,352	176,990	33,899	275,418
Shares redeemed and automatic conversion of shares	(353,871)	(2,942,229)	(535,734)	(4,349,715)

Net decrease	(259,995)	$(2,160,278)	(376,990)	$(3,060,089)

Investor B1
Shares sold	13,873	$115,646	34,852	$283,105
Shares issued in reinvestment of distributions	27,777	230,067	52,747	428,209
Shares redeemed	(561,399)	(4,670,409)	(1,530,304)	(12,487,812)

Net decrease	(519,749)	$(4,324,696)	(1,442,705)	$(11,776,498)

Investor C
Shares sold	24,787,939	$206,622,100	21,505,822	$175,188,242
Shares issued in reinvestment of distributions	3,596,769	29,846,681	2,995,707	24,359,997
Shares redeemed	(17,866,135)	(148,684,761)	(21,623,640)	(176,022,460)

Net increase	10,518,573	$87,784,020	2,877,889	$23,525,779

Investor C1
Shares sold	71,263	$593,418	120,089	$974,984
Shares issued in reinvestment of distributions	406,265	3,373,171	422,182	3,434,138
Shares redeemed	(1,612,467)	(13,434,800)	(2,333,238)	(18,979,245)

Net decrease	(1,134,939)	$(9,468,211)	(1,790,967)	$(14,570,123)

Class R
Shares sold	5,672,488	$47,190,831	4,073,500	$33,108,889
Shares issued in reinvestment of distributions	450,059	3,732,833	294,551	2,393,534
Shares redeemed	(3,181,153)	(26,441,916)	(2,542,312)	(20,692,126)

Net increase	2,941,394	$24,481,748	1,825,739	$14,810,297

Total Net Increase	193,907,085	$1,604,338,917	283,487,752	$2,317,718,312

Low Duration Bond
BlackRock
Shares sold	43,954,893	$429,535,433	28,087,018	$275,209,434
Shares issued in reinvestment of distributions	822,800	8,040,623	665,688	6,521,911
Shares redeemed	(20,379,530)	(198,936,648)	(27,523,249)	(269,532,382)

Net increase	24,398,163	$238,639,408	1,229,457	$12,198,963

Institutional
Shares sold	72,255,926	$706,572,662	55,872,359	$547,178,083
Shares issued in reinvestment of distributions	1,531,875	14,982,879	1,464,165	14,347,481
Shares redeemed	(44,809,864)	(437,791,947)	(47,504,759)	(464,280,661)

Net increase	28,977,937	$283,763,594	9,831,765	$97,244,903

102	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

	Year Ended September 30, 2014		Year Ended September 30, 2013
Low Duration Bond (continued)	Shares	Amount	Shares	Amount
Service
Shares sold	1,754,625	$17,143,902	1,341,860	$13,131,643
Shares issued in reinvestment of distributions	425,928	4,163,555	485,051	4,753,060
Shares redeemed	(3,763,767)	(36,787,403)	(4,779,830)	(46,850,671)

Net decrease	(1,583,214)	$(15,479,946)	(2,952,919)	$(28,965,968)

Investor A
Shares sold and automatic conversion of shares	49,054,314	$479,106,924	125,015,198	$1,228,640,611
Shares issued in reinvestment of distributions	2,927,417	28,607,518	1,890,883	18,489,799
Shares redeemed	(57,674,596)	(564,089,143)	(25,621,537)	(250,717,587)

Net increase (decrease)	(5,692,865)	$(56,374,701)	101,284,544	$996,412,823

Investor A1
Shares sold	55,457	$542,197	60,218	$591,654
Shares issued in reinvestment of distributions	28,005	273,969	32,302	316,824
Shares redeemed	(251,254)	(2,457,113)	(338,685)	(3,325,418)

Net decrease	(167,792)	$(1,640,947)	(246,165)	$(2,416,940)

Investor B
Shares sold	45,676	$446,323	123,971	$1,214,817
Shares issued in reinvestment of distributions	1,979	19,349	3,582	35,140
Shares redeemed and automatic conversion of shares	(191,713)	(1,873,348)	(203,789)	(1,997,157)

Net decrease	(144,058)	$(1,407,676)	(76,236)	$(747,200)

Investor B3
Shares sold	4,108	$40,130	45,267	$445,327
Shares issued in reinvestment of distributions	1,756	17,165	3,457	33,925
Shares redeemed and automatic conversion of shares	(201,704)	(1,972,661)	(390,971)	(3,839,193)

Net decrease	(195,840)	$(1,915,366)	(342,247)	$(3,359,941)

Investor C
Shares sold	13,112,976	$128,077,430	14,652,876	$143,418,133
Shares issued in reinvestment of distributions	304,614	2,976,639	294,856	2,888,786
Shares redeemed	(9,666,958)	(94,402,679)	(11,999,976)	(117,374,748)

Net increase	3,750,632	$36,651,390	2,947,756	$28,932,171

Investor C2
Shares sold	378	$3,694	982	$9,643
Shares issued in reinvestment of distributions	10,892	106,461	13,563	132,921
Shares redeemed	(421,945)	(4,113,176)	(197,678)	(1,933,454)

Net decrease	(410,675)	$(4,003,021)	(183,133)	$(1,790,890)

Investor C3
Shares sold	26,053	$254,489	70,938	$696,787
Shares issued in reinvestment of distributions	17,627	172,239	23,706	232,264
Shares redeemed	(449,335)	(4,388,153)	(600,460)	(5,885,107)

Net decrease	(405,655)	$(3,961,425)	(505,816)	$(4,956,056)

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	103

Notes to Financial Statements (concluded)

	Year Ended September 30, 2014		Year Ended September 30, 2013
Low Duration Bond (concluded)	Shares	Amount	Shares	Amount
Class R
Shares sold	187,245	$1,831,094	194,942	$1,910,235
Shares issued in reinvestment of distributions	6,982	68,236	9,291	91,046
Shares redeemed	(264,210)	(2,582,306)	(407,151)	(3,983,071)

Net decrease	(69,983)	$(682,976)	(202,918)	$(1,981,790)

Total Net Increase	48,456,650	$473,588,334	110,784,088	$1,090,570,075

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

104	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Core Bond Portfolio, BlackRock High Yield Bond Portfolio, BlackRock Low Duration Bond Portfolio and Board of Trustees of BlackRock Funds II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Core Bond Portfolio and BlackRock Low Duration Bond Portfolio, as of September 30, 2014, and the related statements of operations and cash flows for BlackRock Core Bond Portfolio for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. We have also audited the consolidated statement of assets and liabilities, including the consolidated schedule of investments of BlackRock High Yield Bond Portfolio (collectively with BlackRock Core Bond Portfolio and BlackRock Low Duration Bond Portfolio, the “Funds”, each a series of BlackRock Funds II) as of September 30, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years ended September 30, 2014 and the financial highlights for each of the other periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Core Bond Portfolio and BlackRock Low Duration Bond Portfolio as of September 30, 2014, the results of their operations and BlackRock Core Bond Portfolio’s cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, and the consolidated financial position of BlackRock High Yield Bond Portfolio, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, its consolidated financial highlights for each of the three years ended September 30, 2014, and its financial highlights for each of the other periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 25, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended September 30, 2014:

	Payable Dates	Core Bond	High Yield Bond	Low Duration Bond
Qualified Dividend Income for Individuals[1]	October 2013 — September 2014	—	2.54%	—
Interest-Related Distributions for Non-U.S. Residents[2]	October 2013 — January 2014	100.00%	75.56%	100.00%
	February 2014 — September 2014	86.51%	67.07%	86.89%
Federal Obligation Interest[3]	October 2013 — September 2014	18.71%	—	3.21%

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income distributions eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[3]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the distributions you received is exempt from state income taxes.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	105

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”), met in person on April 8, 2014 (the “April Meeting”) and May 13-14, 2014 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or “Agreement”), between the Trust, on behalf of BlackRock Core Bond Portfolio (the “Core Bond Portfolio”), BlackRock High Yield Bond Portfolio (the “High Yield Portfolio”) and BlackRock Low Duration Bond Portfolio (the “Low Duration Portfolio”) (each, a “Fund,” and collectively, the “Funds”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor. At the May Meeting, it was noted that the sub-advisory agreement between the Manager and BlackRock Financial Management, Inc., with respect to each Fund, would expire effective July 1, 2014. It was also noted that the non-renewal of the sub-advisory agreement would not result in any change in the nature or quality of services provided to the Funds, or in the portfolio management teams that serve the Funds.

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; manager capacity and the potential for closing certain funds to new investments; portfolio managers’ investments in funds they manage; supplemental service agreements with third party distribution partners; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by

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Disclosure of Investment Advisory Agreement (continued)

Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2015. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

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Disclosure of Investment Advisory Agreement (continued)

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that for the one-, three- and five-year periods reported, the Core Bond Portfolio ranked in the second, third and second quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Core Bond Portfolio’s underperformance during the three-year period and noted that they will continue to monitor the Core Bond Portfolio’s performance.

The Board noted that for each of the one-, three- and five-year periods reported, the High Yield Portfolio ranked in the first quartile against its Lipper Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the Low Duration Portfolio ranked in the second, first and first quartiles, respectively, against its Lipper Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the Core Bond Portfolio’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Core Bond Portfolio’s Expense Peers. The Board determined that the Core Bond Portfolio’s total expense ratio was appropriate in light of the median total expense ratio paid by the Core Bond Portfolio’s Expense Peers. The Board also noted that the Core Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate

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Disclosure of Investment Advisory Agreement (concluded)

downward as the size of the Core Bond Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Core Bond Portfolio’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the High Yield Bond Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the High Yield Bond Portfolio’s Expense Peers. The Board also noted that the High Yield Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the High Yield Bond Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually and/or voluntarily agreed to a cap on the High Yield Bond Portfolio’s total expenses as a percentage of the High Yield Bond Portfolio’s average daily net assets on a class-by-class basis, as applicable. The Board noted that the voluntary cap is scheduled to convert to a contractual cap.

The Board noted that the Low Duration Portfolio’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Low Duration Portfolio’s Expense Peers. The Board also noted that the Low Duration Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Low Duration Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually and/or voluntarily agreed to a cap on the Low Duration Portfolio’s total expenses as a percentage of the Low Duration Portfolio’s average daily net assets on a class-by-class basis, as applicable. The Board noted that the voluntary cap is scheduled to convert to a contractual cap.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

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Officers and Trustees

Name, Address[1], and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Robert M. Hernandez 1944	Chairman of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 97 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.
Fred G. Weiss 1941	Vice Chairman of the Board and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 97 Portfolios	Actavis plc, (pharmaceuticals)
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 97 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 97 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	29 RICs consisting of 97 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	29 RICs consisting of 97 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 97 Portfolios	None
John F. O’Brien 1943	Trustee	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 97 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.	29 RICs consisting of 97 Portfolios	None

110	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
David H. Walsh 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	29 RICs consisting of 97 Portfolios	None

[1]    The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Trust’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 74.

[3]    Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[4]
Paul L. Audet 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 331 Portfolios	None
Laurence D. Fink 1952	Trustee	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 97 Portfolios	BlackRock, Inc.
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 331 Portfolios	None

[4]    Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

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Officers and Trustees (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock, Inc. from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective September 10, 2014, Brendan Kyne resigned as a Vice President of the Trust and Jennifer McGovern became a Vice President of the Trust.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Custodian The Bank of New York Mellon New York, NY 10286

Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

112	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Additional Information

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com

2)	Select Access your account

3)	Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

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Systematic Withdrawal Plans

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Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	113

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

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BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

114	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Taxable3-9/14-AR

SEPTEMBER 30, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Funds II

„   BlackRock Conservative Prepared Portfolio

„   BlackRock Moderate Prepared Portfolio

„   BlackRock Growth Prepared Portfolio

„   BlackRock Aggressive Growth Prepared Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Shareholder Letter

Dear Shareholder,

The fourth quarter of 2013 was a generally strong period for most risk assets such as equities and high yield bonds even as investors grappled with uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. A prolonged debate over the U.S. debt ceiling and partial government shutdown roiled financial markets at the start of the period, but stocks quickly resumed their upward course once a compromise was struck in mid-October. Higher quality fixed income and emerging market investments, however, began to struggle as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes moved higher in the first half of 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however, as a number of developing economies showed signs of stress while facing the onset of diminishing global liquidity. These risks, combined with disappointing U.S. economic data, caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were assuaged by increasing evidence that the softer U.S. data was a temporary and weather-related trend, and forecasts pointed to growth picking up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic news. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings, increased merger-and-acquisition activity and, perhaps most importantly, a dovish tone from the Fed offering reassurance that no changes to short-term interest rates were on the horizon.

In the ongoing low-rate environment, investors looked to equities as a source of yield, pushing major indices to record levels. As stock prices continued to move higher, investors soon became wary of stretched valuations and a new theme emerged. Stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names, broadly declined as investors fled to stocks with cheaper valuations. This rotation resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks, where earnings growth had not kept pace with market gains. In contrast, emerging market stocks benefited from the trend after having suffered heavy selling pressure earlier in the year.

Asset prices tend to be more vulnerable to bad news when investors believe valuations are high. Consequently, markets came under pressure in July as geopolitical turmoil intensified in Gaza, Iraq and Ukraine and financial troubles boiled over in Argentina and Portugal. Investors regained some confidence in August and, although volatility ticked up, markets briefly rebounded amid renewed comfort that the Fed would continue to keep rates low and hopes that the European Central Bank would increase stimulus. However, markets swiftly reversed in September as improving U.S. economic indicators raised the likelihood of the Fed increasing short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows. High valuations combined with impending rate hikes and tighter credit conditions stoked increasing volatility in financial markets. Escalating global risks added to uncertainty as the U.S. renewed its involvement in Iraq, the European Union imposed additional sanctions against Russia, and Scottish voters contemplated a referendum for the region’s independence from the UK. In this environment, most asset classes saw steep declines over the final month of the period.

U.S. large cap stocks were the strongest performers for the six- and 12-month periods ended September 30, 2014, while U.S. small cap and international stocks lagged. Emerging market equities endured some hearty swings in sentiment during the period, yet the asset class generated modest gains. Most fixed income assets produced positive results even as the Fed reduced its open-market purchases. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

The economic and monetary environment has remained generally supportive of financial markets, although higher stock valuations combined with expectations for higher U.S. rates has caused volatility to rise, albeit from levels below the historical norm.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.42%	19.73%
U.S. small cap equities (Russell 2000® Index)	(5.46)	3.93
International equities (MSCI Europe, Australasia, Far East Index)	(2.03)	4.25
Emerging market equities (MSCI Emerging Markets Index)	2.87	4.30
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	3.42	4.29
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.21	3.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.21	8.29
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.50	7.19

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Funds’ Summary as of September 30, 2014	BlackRock Prepared Portfolios

Portfolio Management Commentary

How did the Funds perform?

Conservative Prepared

•

For the 12-month period ended September 30, 2014, all of the Fund’s share classes outperformed the reference benchmark (Barclays U.S. Aggregate Bond Index (60%)/Russell 3000® Index (32%)/MSCI EAFE Index (8%)) with the exception of the Fund’s Investor C Shares, which underperformed the reference benchmark. For the same period, all of the Fund’s share classes outperformed the fixed income benchmark, the Barclays U.S. Aggregate Bond Index.

Moderate Prepared

•

For the 12-month period ended September 30, 2014, all of the Fund’s share classes underperformed the reference benchmark (Barclays U.S. Aggregate Bond Index (40%)/Russell 3000® Index (48%)/MSCI EAFE Index (12%)) with the exception of the Fund’s Institutional Shares, which outperformed the reference benchmark. For the same period, all of the Fund’s share classes underperformed the broad-market S&P 500® Index.

Growth Prepared

•

For the 12-month period ended September 30, 2014, the Fund underperformed its reference benchmark (Barclays U.S. Aggregate Bond Index (20%)/Russell 3000® Index (64%)/MSCI EAFE Index (16%)) and the broad-market S&P 500® Index.

Aggressive Growth Prepared

•	For the 12-month period ended September 30, 2014, the Fund underperformed its reference benchmark (Russell 3000® Index (80%)/ MSCI EAFE Index (20%)) and the broad-market S&P 500® Index.

What factors influenced performance?

•

At a broad asset allocation level, the Funds with larger allocations to equity generated higher returns than the Funds with smaller equity allocations as equity markets outperformed fixed income during the period. While the Funds’ overweight to equities relative to their respective reference benchmarks contributed positively to overall performance, certain underlying equity strategies underperformed their respective benchmarks. The fixed income allocation in Conservative Prepared, Moderate Prepared and Growth Prepared outperformed the Barclays U.S. Aggregate Bond Index.

•

The underperformance of the Funds’ equity allocation was attributable to investments in BlackRock Capital Appreciation Fund, Inc. and BlackRock Equity Dividend Fund, each of which underperformed its respective benchmark and the broader equity market for the period. From a sector and geographic perspective, the Funds’ overweights in financials and Japan detracted from performance. Conversely, the Funds benefited from exposure to BlackRock Small Cap Growth Equity Portfolio and the Master Large Cap Growth Portfolio. The Funds also benefited from maintaining overweights in health care and information technology (“IT”).

•

With the exception of Aggressive Growth Prepared, which did not have a fixed income component for the period, the Funds benefited from investments in Master Total Return Portfolio (“Master Total Return”) and BlackRock Strategic Income Opportunities Portfolio (“Strategic Income Opportunities”), each of which outperformed its respective benchmark during the period.

Describe recent portfolio activity.

•

During the 12-month period, the Funds increased an overweight to equities while lowering exposure to fixed income and maintaining a small allocation to cash. From a regional perspective, the Funds increased their U.S. market exposure based on upbeat macroeconomic indicators and expectations of continued economic acceleration. Across international equity holdings, the Funds increased positions in Japanese and European equities throughout the period in light of sustained loose monetary policy in both regions aimed at economic stimulus. The Funds exited an overweight position in Germany in favor of holding broader exposure within Europe. At the sector level, the Funds added exposure to U.S.-based positions within the health care, industrials and energy sectors, reflecting the investment advisor’s confidence in the U.S. economic recovery. Finally, the Funds initiated positions in long/short equity funds to add an alternative source of return with lower correlations to the broader market.

•

With the exception of Aggressive Growth Prepared, which did not have a fixed income component for the period, the Funds lowered their overall exposure to fixed income and made tactical changes throughout the period to reduce duration in response to continued lower interest rates. The Funds maintained exposure to core bonds through their investment in Master Total Return. Additionally, in the earlier part of the 12-month period, the Funds initiated positions in Strategic Income Opportunities and BlackRock Global Long/Short Credit Fund based on the expectation that these flexible, non-traditional fixed income strategies can help mitigate the impact of rising interest rates.

Describe Funds positioning at period end.

•

As of September 30, 2014, the Funds that invest in both equity and fixed income were overweight in equities relative to their respective reference benchmarks and underweight in fixed income, while carrying a non-benchmark allocation to cash. Each Fund’s equity allocation was overweight in developed markets, particularly U.S., Japanese and European stocks. Each Fund with a fixed income component remained underweight in core fixed income and overweight in non-traditional fixed income strategies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

BlackRock Conservative Prepared Portfolio

Investment Objective

BlackRock Conservative Prepared Portfolio’s (the “Fund”) investment objective is to seek a balance between long term capital appreciation and high current income, with a greater emphasis on income.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund, which is a fund of funds, normally invests 40% of its assets in underlying funds that invest primarily in equity securities and 60% of its assets in underlying funds that invest primarily in fixed income securities.

[3]

A customized weighted index comprised of the returns of the Barclays U.S. Aggregate Bond Index (60%), Russell 3000® Index (32%) and MSCI EAFE Index (8%), recognized unmanaged indices of bond, U.S. stock and non-U.S. stock market performance, respectively.

[4]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[5]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2014
		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.62%	9.04%	N/A	9.23%	N/A	6.07%	N/A
Investor A	2.30	8.54	2.84%	8.77	7.61%	5.64	4.91%
Investor C	2.06	7.80	6.80	8.02	8.02	4.89	4.89
Class R	2.31	8.40	N/A	8.55	N/A	5.41	N/A
Barclays U.S. Aggregate Bond Index (60%)/Russell 3000® Index (32%)/MSCI EAFE Index (8%)	2.74	8.33	N/A	8.23	N/A	5.62	N/A
Barclays U.S. Aggregate Bond Index	2.21	3.96	N/A	4.12	N/A	4.88	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,026.20	$1.27	$1,000.00	$1,023.82	$1.27	0.25%
Investor A	$1,000.00	$1,023.00	$3.30	$1,000.00	$1,021.81	$3.29	0.65%
Investor C	$1,000.00	$1,020.60	$6.94	$1,000.00	$1,018.20	$6.93	1.37%
Class R	$1,000.00	$1,023.10	$4.36	$1,000.00	$1,020.76	$4.36	0.86%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests in Master Portfolios, the expense example reflects the expenses of both the Fund and the Master Portfolios in which it invests. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	5

BlackRock Moderate Prepared Portfolio

Investment Objective

BlackRock Moderate Prepared Portfolio’s (the “Fund”) investment objective is to seek a balance between long term capital appreciation and high current income, with a greater emphasis on capital appreciation.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund, which is a fund of funds, normally invests 60% of its assets in underlying funds that invest primarily in equity securities and 40% of its assets in underlying funds that invest primarily in fixed income securities.

[3]

A customized weighted index comprised of the returns of the Barclays U.S. Aggregate Bond Index (40%), Russell 3000® Index (48%) and MSCI EAFE Index (12%), recognized unmanaged indices of bond, U.S. stock and non-U.S. stock market performance, respectively.

[4]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[5]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2014
		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.76%	10.73%	N/A	10.49%	N/A	6.19%	N/A
Investor A	2.61	10.41	4.62%	10.08	8.90%	5.81	5.08%
Investor C	2.14	9.52	8.52	9.24	9.24	5.00	5.00
Class R	2.55	10.21	N/A	9.94	N/A	5.67	N/A
Barclays U.S. Aggregate Bond Index (40%)/Russell 3000® Index (48%)/MSCI EAFE Index (12%)	2.99	10.54	N/A	10.20	N/A	5.79	N/A
S&P 500® Index	6.42	19.73	N/A	15.70	N/A	6.61	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,027.60	$1.12	$1,000.00	$1,023.97	$1.12	0.22%
Investor A	$1,000.00	$1,026.10	$3.05	$1,000.00	$1,022.06	$3.04	0.60%
Investor C	$1,000.00	$1,021.40	$6.94	$1,000.00	$1,018.20	$6.93	1.37%
Class R	$1,000.00	$1,025.50	$3.66	$1,000.00	$1,021.46	$3.65	0.72%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests in Master Portfolios, the expense example reflects the expenses of both the Fund and the Master Portfolios in which it invests. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

6	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

BlackRock Growth Prepared Portfolio

Investment Objective

BlackRock Growth Prepared Portfolio’s (the “Fund”) investment objective is to seek long term capital appreciation. Current income is also a consideration.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund, which is a fund of funds, normally invests 80% of its assets in underlying funds that invest primarily in equity securities and 20% of its assets in underlying funds that invest primarily in fixed income securities.

[3]

A customized weighted index comprised of the returns of the Barclays U.S. Aggregate Bond Index (20%), Russell 3000® Index (64%) and MSCI EAFE Index (16%), recognized unmanaged indices of bond, U.S. stock and non-U.S. stock market performance, respectively.

[4]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[5]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2014
		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.87%	12.43%	N/A	11.62%	N/A	6.26%	N/A
Investor A	2.59	11.95	6.07%	11.21	10.02%	5.86	5.13%
Investor C	2.17	11.14	10.14	10.41	10.41	5.10	5.10
Class R	2.53	11.75	N/A	10.99	N/A	5.67	N/A
Barclays U.S. Aggregate Bond Index (20%)/Russell 3000® Index (64%)/MSCI EAFE Index (16%)	3.24	12.74	N/A	12.11	N/A	5.84	N/A
S&P 500® Index	6.42	19.73	N/A	15.70	N/A	6.61	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,027.90	$1.02	$1,000.00	$1,024.07	$1.01	0.20%
Investor A	$1,000.00	$1,025.20	$2.94	$1,000.00	$1,022.16	$2.94	0.58%
Investor C	$1,000.00	$1,021.70	$6.59	$1,000.00	$1,018.55	$6.58	1.30%
Class R	$1,000.00	$1,024.50	$3.81	$1,000.00	$1,021.31	$3.80	0.75%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests in Master Portfolios, the expense example reflects the expenses of both the Fund and the Master Portfolios in which it invests. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	7

BlackRock Aggressive Growth Prepared Portfolio

Investment Objective

BlackRock Aggressive Growth Prepared Portfolio’s (the “Fund”) investment objective is to seek long term capital appreciation. Current income is not a consideration.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]	The Fund, which is a fund of funds, normally invests 100% of its assets in underlying funds that invest primarily in equity securities.

[3]

A customized weighted index comprised of the returns of the Russell 3000® Index (80%) and MSCI EAFE Index (20%), recognized unmanaged indices of U.S. stock and non-U.S. stock market performance, respectively.

[4]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[5]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2014
		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.82%	13.79%	N/A	12.50%	N/A	6.00%	N/A
Investor A	2.63	13.37	7.42%	12.11	10.90%	5.64	4.91%
Investor C	2.23	12.50	11.50	11.26	11.26	4.85	4.85
Class R	2.57	13.16	N/A	11.94	N/A	5.46	N/A
Russell 3000® Index (80%)/MSCI EAFE Index (20%)	3.48	14.96	N/A	13.94	N/A	5.76	N/A
S&P 500® Index	6.42	19.73	N/A	15.70	N/A	6.61	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,027.50	$1.22	$1,000.00	$1,023.87	$1.22	0.24%
Investor A	$1,000.00	$1,025.50	$2.95	$1,000.00	$1,022.16	$2.94	0.58%
Investor C	$1,000.00	$1,021.50	$6.74	$1,000.00	$1,018.40	$6.73	1.33%
Class R	$1,000.00	$1,025.00	$3.76	$1,000.00	$1,021.36	$3.75	0.74%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests in Master Portfolios, the expense example reflects the expenses of both the Fund and the Master Portfolios in which it invests. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

8	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

BlackRock Conservative Prepared Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Fixed Income Funds	50%
Equity Funds	49
Short-Term Securities	1

Ten Largest Holdings	Percent of Affiliated Investment Companies

Master Total Return Portfolio	36%
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	7
BlackRock Global Long/Short Credit Fund, Institutional Class	7
Master Large Cap Growth Portfolio	5
Master Basic Value LLC	5
BlackRock Global Long/Short Equity Fund, Institutional Class	5
BlackRock Emerging Markets Long/Short Equity Fund, Institutional Class	5
iShares MSCI Japan ETF	4
iShares MSCI EMU ETF	4
iShares U.S. Technology ETF	3

BlackRock Moderate Prepared Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	65%
Fixed Income Funds	32
Short-Term Securities	3

Ten Largest Holdings	Percent of Affiliated Investment Companies

Master Total Return Portfolio	22%
Master Large Cap Growth Portfolio	9
Master Basic Value LLC	9
iShares MSCI Japan ETF	6
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	5
BlackRock Global Long/Short Credit Fund, Institutional Class	5
iShares U.S. Technology ETF	4
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	4
BlackRock Equity Dividend Fund, Institutional Class	4
BlackRock Global Long/Short Equity Fund, Institutional Class	4

The Funds’ allocation and holdings listed above are current as of the report date. However, the Funds are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	9

BlackRock Growth Prepared Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	76%
Fixed Income Funds	18
Short-Term Securities	6

Ten Largest Holdings	Percent of Affiliated Investment Companies

Master Total Return Portfolio	12%
Master Large Cap Growth Portfolio	11
Master Basic Value LLC	11
iShares MSCI Japan ETF	7
iShares U.S. Technology ETF	7
iShares U.S. Healthcare ETF	5
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	5
BlackRock Equity Dividend Fund, Institutional Class	5
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	5
BlackRock EuroFund, Institutional Class	4

BlackRock Aggressive Growth Prepared Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	89%
Short-Term Securities	11

Ten Largest Holdings	Percent of Affiliated Investment Companies

Master Large Cap Growth Portfolio	13%
Master Basic Value LLC	12
BlackRock Liquidity Funds, TempFund, Institutional Class	11
iShares U.S. Technology ETF	8
iShares MSCI Japan ETF	8
iShares U.S. Financials ETF	7
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	6
BlackRock Equity Dividend Fund, Institutional Class	6
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	6
iShares U.S. Healthcare ETF	5

The Funds’ allocation and holdings listed above are current as of the report date. However, the Funds are regularly monitored and their composition may vary throughout various periods.

10	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2014 and held through September 30, 2014) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower distributions paid to shareholders and/or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	11

Schedule of Investments September 30, 2014	BlackRock Conservative Prepared Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 49.2%
BlackRock Capital Appreciation Fund, Inc., BlackRock Class (b)	86,713	$2,549,369
BlackRock Emerging Markets Long/Short Equity Fund, Institutional Class (b)	508,551	5,283,844
BlackRock Equity Dividend Fund, Institutional Class	99,413	2,512,178
BlackRock EuroFund, Institutional Class	134,780	2,063,475
BlackRock Global Long/Short Equity Fund, Institutional Class (b)	443,987	5,390,000
BlackRock Small Cap Growth Equity Portfolio, Institutional Class (b)	103,145	2,298,063
iShares MSCI EMU ETF	95,727	3,685,489
iShares MSCI Japan ETF	380,270	4,475,778
iShares U.S. Energy ETF	31,434	1,620,423
iShares U.S. Financials ETF	31,492	2,636,510
iShares U.S. Healthcare ETF	15,794	2,121,924
iShares U.S. Industrials ETF	17,605	1,780,218
iShares U.S. Technology ETF	32,766	3,301,502
Master Basic Value LLC	$5,487,470	5,487,470
Master Large Cap Growth Portfolio	$5,557,190	5,557,190

		50,763,433

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 49.8%
BlackRock Global Long/Short Credit Fund, Institutional Class	651,971	$7,093,445
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	696,226	7,157,205
Master Total Return Portfolio	$37,058,770	37,058,770

		51,309,420

Short-Term Securities — 0.9%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)	904,747	904,747
Total Affiliated Investment Companies (Cost — $98,683,679) — 99.9%		102,977,600
Other Assets Less Liabilities — 0.1%		116,584

Net Assets — 100.0%		$103,094,184

Portfolio Abbreviation

ETF	Exchange Traded Fund

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Conservative Prepared Portfolio

Notes to Schedule of Investments

(a)	Investments in issuers considered to be affiliates of the Fund during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold		Shares/ Beneficial Interest Held at September 30, 2014	Value at September 30, 2014	Income	Realized Gain (Loss)
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	127,409	62,820		103,516		86,713	$2,549,369	—	$659,900
BlackRock Emerging Markets Long/Short Equity Fund, Institutional Class	—	508,551		—		508,551	$5,283,844	—	—
BlackRock Equity Dividend Fund, Institutional Class	80,400	41,266		22,253		99,413	$2,512,178	$39,440	$129,798
BlackRock EuroFund, Institutional Class	73,837	180,742		119,799		134,780	$2,063,475	$15,071	$20,628
BlackRock Global Long/Short Credit Fund, Institutional Class	—	651,971		—		651,971	$7,093,445	$44,378	—
BlackRock Global Long/Short Equity Fund, Institutional Class	—	443,987		—		443,987	$5,390,000	—	—
BlackRock High Yield Bond Portfolio, BlackRock Class	274,904	—		274,904		—	—	$10,534	$63,887
BlackRock International Fund, Institutional Class	62,804	681		63,485		—	—	$10,084	$236,921
BlackRock International Opportunities Portfolio, Institutional Class	21,476	48		21,524		—	—	$821	$468,075
BlackRock Liquidity Funds, TempFund, Institutional Class	1,768,015	—		863,268	[1]	904,747	$904,747	$2,325	—
BlackRock Liquidity Series, LLC, Money Market Series	$1,438,400	—		$1,438,400	[1]	—	—	$2,088	—
BlackRock Long-Horizon Equity Fund, Institutional Class	233,726	8,468		242,194		—	—	$42,056	$729,342
BlackRock Low Duration Bond Portfolio, BlackRock Class	432,813	7,368		440,181		—	—	$72,529	$34,754
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	46,142	85,550		28,547		103,145	$2,298,063	—	$508,804
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	—	696,226		—		696,226	$7,157,205	$106,842	$11,666
BlackRock U.S. Opportunities Portfolio, Institutional Class	14,700	3,552		18,252		—	—	—	$266,857
iShares MSCI EMU ETF	—	95,727		—		95,727	$3,685,489	—	—
iShares MSCI Germany ETF	60,470	—		60,470		—	—	$38,169	$767,642
iShares MSCI Japan ETF	293,472	366,498		279,700		380,270	$4,475,778	$23,245	$(93,344)
iShares U.S. Energy ETF	—	31,434		—		31,434	$1,620,423	$8,125	—
iShares U.S. Financials ETF	53,328	—		21,836		31,492	$2,636,510	$62,370	$494,940
iShares U.S. Healthcare ETF	—	22,007		6,213		15,794	$2,121,924	$21,616	$38,421
iShares U.S. Industrials ETF	—	17,605		—		17,605	$1,780,218	$4,601	—
iShares U.S. Technology ETF	35,252	—		2,486		32,766	$3,301,502	$37,283	$52,238
Master Basic Value LLC	$5,879,306	—		$391,836	[1]	$5,487,470	$5,487,470	$112,995	$1,033,488
Master Large Cap Growth Portfolio	$3,846,905	$1,710,285	[2]	—		$5,557,190	$5,557,190	$65,665	$572,107
Master Total Return Portfolio	$36,679,422	$379,348	[2]	—		$37,058,770	$37,058,770	$1,444,899	$777,256
Master Value Opportunities LLC	$1,016,706	—		$1,016,706	[1]	—	—	$11,225	$231,935

[1]	Represents net shares/beneficial interest sold.

[2]	Represents net beneficial interest purchased.

(b)	Non-income producing security.

(c)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	13

Schedule of Investments (concluded)	BlackRock Conservative Prepared Portfolio

•	Financial futures contracts outstanding as of September 30, 2014 were as follows:

Contracts Purchased/ Sold	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
37	E-Mini S&P 500 Futures	Chicago Mercantile	December 2014	USD	3,636,175	$(40,047)
(20)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	December 2014	USD	2,492,813	14,716
Total						$(25,331)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$54,874,170	$48,103,430	—	$102,977,600

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$14,716	—	—	$14,716
Liabilities:
Equity contracts	(40,047)	—	—	(40,047)
Total	$(25,331)	—	—	$(25,331)

[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of September 30, 2014, such assets are categorized within the disclosure hierarchy as follows :

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$5,750	—	—	$5,750
Cash pledged for financial futures contracts	248,960	—	—	248,960
Total	$254,710	—	—	$254,710

There were no transfers between levels during the year ended September 30, 2014.

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments September 30, 2014	BlackRock Moderate Prepared Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 64.8%
BlackRock Capital Appreciation Fund, Inc., BlackRock Class (b)	216,926	$6,377,633
BlackRock Emerging Markets Long/Short Equity Fund, Institutional Class (b)	526,687	5,472,273
BlackRock Equity Dividend Fund, Institutional Class	249,573	6,306,713
BlackRock EuroFund, Institutional Class	262,511	4,019,040
BlackRock Global Long/Short Equity Fund, Institutional Class (b)	459,820	5,582,218
BlackRock Small Cap Growth Equity Portfolio, Institutional Class (b)	201,262	4,484,110
iShares MSCI EMU ETF	123,926	4,771,151
iShares MSCI Japan ETF	692,827	8,154,574
iShares U.S. Energy ETF	61,158	3,152,695
iShares U.S. Financials ETF	61,153	5,119,729
iShares U.S. Healthcare ETF	30,720	4,127,232
iShares U.S. Industrials ETF	33,972	3,435,249
iShares U.S. Technology ETF	63,627	6,411,056
Master Basic Value LLC	$13,224,853	13,224,853
Master Large Cap Growth Portfolio	$13,381,162	13,381,162

		94,019,688

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 31.3%
BlackRock Global Long/Short Credit Fund, Institutional Class	614,448	$6,685,199
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	655,870	6,742,340
Master Total Return Portfolio	$31,981,599	31,981,599

		45,409,138

Short-Term Securities — 3.2%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)	4,686,158	4,686,158
Total Affiliated Investment Companies (Cost — $136,097,805) — 99.3%		144,114,984
Other Assets Less Liabilities — 0.7%		1,006,412

Net Assets — 100.0%		$145,121,396

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	15

Schedule of Investments (continued)	BlackRock Moderate Prepared Portfolio

Notes to Schedule of Investments

(a)	Investments in issuers considered to be affiliates of the Fund during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold		Shares/ Beneficial Interest Held at September 30, 2014	Value at September 30, 2014	Income	Realized Gain (Loss)
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	270,208	251,960		305,242		216,926	$6,377,633	—	$2,253,768
BlackRock Emerging Markets Long/Short Equity Fund, Institutional Class	—	526,687		—		526,687	$5,472,273	—	—
BlackRock Equity Dividend Fund, Institutional Class	180,910	174,787		106,124		249,573	$6,306,713	$87,512	$339,867
BlackRock EuroFund, Institutional Class	101,332	181,141		19,962		262,511	$4,019,040	$20,684	$24,011
BlackRock Global Long/Short Credit Fund, Institutional Class	—	724,956		110,508		614,448	$6,685,199	$65,344	$24,890
BlackRock Global Long/Short Equity Fund, Institutional Class	—	459,820		—		459,820	$5,582,218	—	—
BlackRock High Yield Bond Portfolio, BlackRock Class	263,263	—		263,263		—	—	$10,003	$78,405
BlackRock International Fund, Institutional Class	135,242	13,025		148,267		—	—	$27,488	$553,137
BlackRock International Opportunities Portfolio, Institutional Class	57,842	4,238		62,080		—	—	$2,691	$1,288,084
BlackRock Liquidity Funds, TempFund, Institutional Class	3,148,296	1,537,862	[1]	—		4,686,158	$4,686,158	$2,229	—
BlackRock Liquidity Series, LLC, Money Market Series	$4,046,800	—		$4,046,800	[2]	—	—	$18,505	—
BlackRock Long-Horizon Equity Fund, Institutional Class	480,803	72,312		553,115		—	—	$87,330	$1,582,330
BlackRock Low Duration Bond Portfolio, BlackRock Class	273,865	36,284		310,149		—	—	$48,740	$22,931
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	110,522	129,302		38,562		201,262	$4,484,110	—	$1,174,856
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	—	773,754		117,884		655,870	$6,742,340	$136,187	$39,887
BlackRock U.S. Opportunities Portfolio, Institutional Class	33,568	12,778		46,346		—	—	—	$635,930
iShares MSCI EMU ETF	—	123,926		—		123,926	$4,771,151	—	—
iShares MSCI Germany ETF	93,886	10,653		104,539		—	—	$65,986	$1,205,636
iShares MSCI Japan ETF	568,620	513,807		389,600		692,827	$8,154,574	$40,899	$(110,517)
iShares U.S. Energy ETF	—	61,158		—		61,158	$3,152,695	$15,809	—
iShares U.S. Financials ETF	114,651	9,610		63,108		61,153	$5,119,729	$107,636	$1,055,352
iShares U.S. Healthcare ETF	—	31,811		1,091		30,720	$4,127,232	$34,079	$6,747
iShares U.S. Industrials ETF	—	33,972		—		33,972	$3,435,249	$8,878	—
iShares U.S. Technology ETF	48,859	14,768		—		63,627	$6,411,056	$62,130	—
Master Basic Value LLC	$11,796,557	$1,428,296	[1]	—		$13,224,853	$13,224,853	$232,474	$2,093,665
Master Large Cap Growth Portfolio	$7,941,538	$5,439,624	[1]	—		$13,381,162	$13,381,162	$143,075	$1,260,138
Master Total Return Portfolio	$32,017,454	—		$35,855	[2]	$31,981,599	$31,981,599	$1,234,506	$670,219
Master Value Opportunities LLC	$1,614,554	—		$1,614,554	[2]	—	—	$18,884	$357,032

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net beneficial interest sold.

(b)	Non-income producing security.

(c)	Represents the current yield as of report date.

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (concluded)	BlackRock Moderate Prepared Portfolio

•	Financial futures contracts outstanding as of September 30, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
94	E-Mini S&P 500 Futures	Chicago Mercantile	December 2014	USD	9,237,850	$(101,741)
(86)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	December 2014	USD	10,719,094	63,277
Total						$(38,464)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$85,527,370	$58,587,614	—	$144,114,984

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$63,277	—	—	$63,277
Liabilities:
Equity contracts	(101,741)	—	—	(101,741)
Total	$(38,464)	—	—	$(38,464)

[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of September 30, 2014, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$7,835	—	—	$7,835
Cash pledged for financial futures contracts	562,410	—	—	562,410
Total	$570,245	—	—	$570,245

There were no transfers between levels during the year ended September 30, 2014.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	17

Schedule of Investments September 30, 2014	BlackRock Growth Prepared Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 78.6%
BlackRock Capital Appreciation Fund, Inc., BlackRock Class (b)	152,591	$4,486,169
BlackRock Emerging Markets Long/Short Equity Fund, Institutional Class (b)	179,290	1,862,820
BlackRock Equity Dividend Fund, Institutional Class	174,887	4,419,386
BlackRock EuroFund, Institutional Class	238,118	3,645,589
BlackRock Global Long/Short Equity Fund, Institutional Class (b)	156,528	1,900,247
BlackRock Small Cap Growth Equity Portfolio, Institutional Class (b)	181,732	4,048,998
iShares MSCI EMU ETF	84,372	3,248,322
iShares MSCI Japan ETF	531,204	6,252,271
iShares U.S. Energy ETF	55,411	2,856,437
iShares U.S. Financials ETF	43,356	3,629,764
iShares U.S. Healthcare ETF	35,666	4,791,727
iShares U.S. Industrials ETF (c)	30,810	3,115,507
iShares U.S. Technology ETF	57,758	5,819,696
Master Basic Value LLC	$9,666,198	9,666,198
Master Large Cap Growth Portfolio	$9,788,609	9,788,609

		69,531,740

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 18.4%
BlackRock Global Long/Short Credit Fund, Institutional Class	245,973	$2,676,188
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	262,173	2,695,139
Master Total Return Portfolio	$10,907,860	10,907,860

		16,279,187

Short-Term Securities — 5.7%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (d)	1,973,217	1,973,217
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (d)(e)	$3,105,000	3,105,000

		5,078,217
Total Affiliated Investment Companies (Cost — $84,789,028) — 102.7%		90,889,144
Liabilities in Excess of Other Assets — (2.7)%		(2,369,467)

Net Assets — 100.0%		$88,519,677

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Growth Prepared Portfolio

Notes to Schedule of Investments

(a)	Investments in issuers considered to be affiliates of the Fund during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold		Shares/ Beneficial Interest Held at September 30, 2014	Value at September 30, 2014	Income	Realized Gain (Loss)
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	253,413	134,384		235,206		152,591	$4,486,169	—	$2,021,067
BlackRock Emerging Markets Long/Short Equity Fund, Institutional Class	—	179,290		—		179,290	$1,862,820	—	—
BlackRock Equity Dividend Fund, Institutional Class	226,571	70,412		122,096		174,887	$4,419,386	$109,090	$484,579
BlackRock EuroFund, Institutional Class	81,286	170,817		13,985		238,118	$3,645,589	$16,592	$23,158
BlackRock Global Long/Short Credit Fund, Institutional Class	—	478,825		232,852		245,973	$2,676,188	$45,721	$69,119
BlackRock Global Long/Short Equity Fund, Institutional Class	—	156,528		—		156,528	$1,900,247	—	—
BlackRock High Yield Bond Portfolio, BlackRock Class	198,735	—		198,735		—	—	$7,581	$59,187
BlackRock International Fund, Institutional Class	129,387	1,665		131,052		—	—	$24,647	$466,783
BlackRock International Opportunities Portfolio, Institutional Class	90,244	318		90,562		—	—	$5,481	$1,678,836
BlackRock Liquidity Funds, TempFund, Institutional Class	1,320,603	652,614	[1]	—		1,973,217	$1,973,217	$1,465	—
BlackRock Liquidity Series, LLC, Money Market Series	—	$3,105,000	[1]	—		$3,105,000	$3,105,000	$19,285	—
BlackRock Long-Horizon Equity Fund, Institutional Class	481,633	17,401		499,034		—	—	$86,427	$1,433,103
BlackRock Low Duration Bond Portfolio, BlackRock Class	342,243	5,826		348,069		—	—	$57,352	$27,481
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	112,253	109,643		40,164		181,732	$4,048,998	—	$1,102,172
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	—	425,062		162,889		262,173	$2,695,139	$69,414	$56,028
BlackRock U.S. Opportunities Portfolio, Institutional Class	36,376	8,789		45,165		—	—	—	$667,534
iShares MSCI EMU ETF	—	84,372		—		84,372	$3,248,322	—	—
iShares MSCI Germany ETF	61,466	—		61,466		—	—	$38,798	$780,287
iShares MSCI Japan ETF	480,832	355,982		305,610		531,204	$6,252,271	$36,014	$(91,696)
iShares U.S. Energy ETF	—	55,411		—		55,411	$2,856,437	$14,323	—
iShares U.S. Financials ETF	76,177	—		32,821		43,356	$3,629,764	$88,576	$743,929
iShares U.S. Healthcare ETF	—	35,666		—		35,666	$4,791,727	$28,823	—
iShares U.S. Industrials ETF	—	30,810		—		30,810	$3,115,507	$8,051	—
iShares U.S. Technology ETF	37,114	20,644		—		57,758	$5,819,696	$45,744	—
Master Basic Value LLC	$12,409,870	—		$2,743,672	[2]	$9,666,198	$9,666,198	$244,403	$2,236,134
Master Large Cap Growth Portfolio	$9,560,754	$227,855	[1]	—		$9,788,609	$9,788,609	$147,590	$1,215,436
Master Total Return Portfolio	$6,533,722	$4,374,138	[1]	—		$10,907,860	$10,907,860	$185,993	$87,150
Master Value Opportunities LLC	$1,639,737	—		$1,639,737	[2]	—	—	$18,104	$326,172

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net beneficial interest sold.

(b)	Non-income producing security.

(c)	Security, or a portion of security, is on loan.

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	19

Schedule of Investments (concluded)	BlackRock Growth Prepared Portfolio

•	Financial futures contracts outstanding as of September 30, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
92	E-Mini S&P 500 Futures	Chicago Mercantile	December 2014	USD	9,041,300	$(99,576)
(105)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	December 2014	USD	13,087,266	77,256
Total						$(22,320)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$57,421,477	$33,467,667	—	$90,889,144

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$77,256	—	—	$77,256
Liabilities:
Equity contracts	(99,576)	—	—	(99,576)
Total	$(22,320)	—	—	$(22,320)

[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of September 30, 2014, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$6,232	—	—	$6,232
Cash pledged for financial futures contracts.	608,330	—	—	608,330
Liabilities:
Collateral on securities loaned at value	—	$(3,105,000)	—	(3,105,000)
Total	$614,562	$(3,105,000)	—	$(2,490,438)

There were no transfers between levels during the year ended September 30, 2014.

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Schedule of Investments September 30, 2014	BlackRock Aggressive Growth Prepared Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 88.7%
BlackRock Capital Appreciation Fund, Inc., BlackRock Class (b)	95,750	$2,815,037
BlackRock Equity Dividend Fund, Institutional Class	109,747	2,773,312
BlackRock EuroFund, Institutional Class	149,179	2,283,923
BlackRock Small Cap Growth Equity Portfolio, Institutional Class (b)	113,615	2,531,348
iShares MSCI EMU ETF	42,305	1,628,743
iShares MSCI Japan ETF	295,827	3,481,884
iShares U.S. Energy ETF	34,770	1,792,394
iShares U.S. Financials ETF	34,740	2,908,433
iShares U.S. Healthcare ETF	17,467	2,346,691
iShares U.S. Industrials ETF	19,343	1,955,964
iShares U.S. Technology ETF	36,155	3,642,978
Master Basic Value LLC	$5,508,829	5,508,829

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds (concluded)
Master Large Cap Growth Portfolio	$5,581,295	$5,581,295

		39,250,831

Short-Term Securities — 11.4%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)	5,070,733	5,070,733
Total Affiliated Investment Companies (Cost — $40,728,638) — 100.1%		44,321,564
Liabilities in Excess of Other Assets — (0.1)%		(63,549)

Net Assets — 100.0%		$44,258,015

Notes to Schedule of Investments

(a)	Investments in issuers considered to be affiliates of the Fund during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold		Shares/ Beneficial Interest Held at September 30, 2014	Value at September 30, 2014	Income	Realized Gain (Loss)
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	197,322	74,982		176,554		95,750	$2,815,037	—	$1,737,340
BlackRock Equity Dividend Fund, Institutional Class	139,376	46,335		75,964		109,747	$2,773,312	$61,042	$410,356
BlackRock EuroFund, Institutional Class	26,697	122,482		—		149,179	$2,283,923	$5,449	—
BlackRock International Fund, Institutional Class	138,814	2,627		141,441		—	—	$38,882	$414,563
BlackRock International Opportunities Portfolio, Institutional Class	55,156	237		55,393		—	—	$4,072	$1,128,169
BlackRock Liquidity Funds, TempFund, Institutional Class	394,732	4,676,001	[1]	—		5,070,733	$5,070,733	$443	—
BlackRock Liquidity Series, LLC, Money Market Series	—	—	[1]	—	[2]	—	—	$4,219	—
BlackRock Long-Horizon Equity Fund, Institutional Class	324,940	11,781		336,721		—	—	$58,511	$1,820,012
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	63,876	88,908		39,169		113,615	$2,531,348	—	$682,819
BlackRock U.S. Opportunities Portfolio, Institutional Class	27,021	6,529		33,550		—	—	—	$492,396
iShares MSCI EMU ETF	—	42,305		—		42,305	$1,628,743	—	—
iShares MSCI Germany ETF	38,119	—		38,119		—	—	$24,061	$483,906
iShares MSCI Japan ETF	272,868	212,376		189,417		295,827	$3,481,884	$17,132	$(55,072)
iShares U.S. Energy ETF	—	34,770		—		34,770	$1,792,394	$8,988	—
iShares U.S. Financials ETF	41,681	3,147		10,088		34,740	$2,908,433	$42,046	$154,975
iShares U.S. Healthcare ETF	—	17,467		—		17,467	$2,346,691	$13,715	—
iShares U.S. Industrials ETF	—	19,343		—		19,343	$1,955,964	$5,055	—
iShares U.S. Technology ETF	20,051	21,687		5,583		36,155	$3,642,978	$21,639	$33,218
Master Basic Value LLC	$7,593,424	—		$2,084,595	[2]	$5,508,829	$5,508,829	$140,086	$1,281,207
Master Large Cap Growth Portfolio	$5,835,083	—		$253,788	[2]	$5,581,295	$5,581,295	$88,380	$727,425
Master Value Opportunities LLC	$1,165,860	—		$1,165,860	[2]	—	—	$12,596	$224,147

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net beneficial interest sold.

(b)	Non-income producing security.

(c)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	21

Schedule of Investments (concluded)	BlackRock Aggressive Growth Prepared Portfolio

•	Financial futures contracts outstanding as of September 30, 2014 were as follows:

Contracts Purchased	Issue	Exchange	Expiration		Notional Value	Unrealized Depreciation
46	E-Mini S&P 500 Futures	Chicago Mercantile	December 2014	USD	4,520,650	$(49,788)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$33,231,440	$11,090,124	—	$44,321,564

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(49,788)	—	—	$(49,788)
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of September 30, 2014, cash pledged for financial futures contracts of $214,000 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended September 30, 2014.

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Statements of Assets and Liabilities

September 30, 2014	BlackRock Conservative Prepared Portfolio	BlackRock Moderate Prepared Portfolio	BlackRock Growth Prepared Portfolio	BlackRock Aggressive Growth Prepared Portfolio

Assets
Investments at value — affiliated[1,2]	$102,977,600	$144,114,984	$90,889,144	$44,321,564
Cash	5,750	7,835	6,232	—
Cash pledged for financial futures contracts	248,960	562,410	608,330	214,000
Variation margin receivable on financial futures contracts	2,752	11,489	13,907	244
Capital shares sold receivable	447,962	1,262,148	290,238	71,529
Receivable from Manager	7,982	12,638	16,513	14,204
Dividends receivable — affiliated	28	202	88	121
Prepaid expenses	15,599	17,042	14,274	12,469

Total assets	103,706,633	145,988,748	91,838,726	44,634,131

Liabilities
Collateral on securities loaned at value	—	—	3,105,000	—
Variation margin payable on financial futures contracts	7,400	18,800	18,400	9,200
Capital shares redeemed payable	490,652	707,750	87,107	286,215
Service and distribution fees payable	45,372	61,538	41,472	19,733
Professional fees payable	29,490	34,252	28,588	29,890
Transfer agent fees payable	23,768	28,219	23,934	16,620
Officer’s and Trustees’ fees payable	3,820	3,934	3,779	3,645
Other affiliates payable	575	1,505	152	136
Other accrued expenses payable	11,372	11,354	10,617	10,677

Total liabilities	612,449	867,352	3,319,049	376,116

Net Assets	$103,094,184	$145,121,396	$88,519,677	$44,258,015

Net Assets Consist of
Paid-in capital	$90,674,036	$121,552,002	$72,071,424	$32,666,289
Undistributed net investment income	1,505,182	1,411,675	1,466,994	639,168
Undistributed net realized gain	6,646,376	14,179,004	8,903,463	7,409,420
Net unrealized appreciation/depreciation	4,268,590	7,978,715	6,077,796	3,543,138

Net Assets	$103,094,184	$145,121,396	$88,519,677	$44,258,015

[1] Investments at cost — affiliated	$98,683,679	$136,097,805	$84,789,028	$40,728,638
[2] Securities loaned at value	—	—	$3,033,600	—

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	23

Statements of Assets and Liabilities (concluded)

September 30, 2014	BlackRock Conservative Prepared Portfolio	BlackRock Moderate Prepared Portfolio	BlackRock Growth Prepared Portfolio	BlackRock Aggressive Growth Prepared Portfolio

Net Asset Value
Institutional
Net assets	$9,570,694	$14,626,798	$4,242,118	$2,163,540

Shares outstanding[1]	787,787	1,157,073	311,103	156,332

Net asset value	$12.15	$12.64	$13.64	$13.84

Investor A
Net assets	$45,094,562	$63,500,141	$40,374,837	$19,697,249

Shares outstanding[1]	3,750,407	5,055,647	2,999,954	1,441,729

Net asset value	$12.02	$12.56	$13.46	$13.66

Investor C
Net assets	$39,412,981	$50,554,321	$36,036,771	$14,901,636

Shares outstanding[1]	3,310,047	4,072,152	2,727,264	1,120,217

Net asset value	$11.91	$12.41	$13.21	$13.30

Class R
Net assets	$9,015,947	$16,440,136	$7,865,951	$7,495,590

Shares outstanding[1]	754,038	1,316,183	587,069	553,194

Net asset value	$11.96	$12.49	$13.40	$13.55

[1]	Unlimited shares authorized, $0.001 par value.

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Statements of Operations

Year Ended September 30, 2014	BlackRock Conservative Prepared Portfolio	BlackRock Moderate Prepared Portfolio	BlackRock Growth Prepared Portfolio	BlackRock Aggressive Growth Prepared Portfolio

Investment Income
Dividends — affiliated	$539,489	$823,625	$684,099	$301,035
Securities lending — affiliated — net	2,088	18,505	19,285	4,219
Other income — affiliated	831	1,908	1,269	761
Net investment income allocated from affiliated Master Portfolios:
Income	1,634,784	1,628,939	596,090	241,062
Expenses	(127,802)	(174,803)	(122,819)	(68,126)

Total income	2,049,390	2,298,174	1,177,924	478,951

Fund Expenses
Service and distribution — class specific	511,014	676,424	486,095	237,466
Transfer agent — class specific	119,224	141,692	109,415	83,457
Administration	70,269	96,205	67,305	32,672
Registration	50,595	52,549	63,236	44,905
Professional	43,788	47,581	43,255	42,038
Administration — class specific	23,392	32,036	22,438	10,888
Officer and Trustees	17,969	18,381	17,905	17,267
Printing	16,020	17,922	16,931	12,085
Accounting	13,923	13,931	13,923	10,187
Custodian	12,981	13,060	13,002	12,956
Miscellaneous	12,340	12,844	12,510	11,829
Recoupment of past waived and/or reimbursed fees — class specific	2,002	3,024	6,361	—

Total expenses	893,517	1,125,649	872,376	515,750
Less administration fees waived	(70,269)	(96,205)	(67,305)	(32,672)
Less administration fees waived — class specific	(13,885)	(9,193)	(14,145)	(10,769)
Less transfer agent fees waived — class specific	(963)	(378)	(1,539)	(2,037)
Less transfer agent fees reimbursed — class specific	(15,266)	(33,429)	(26,800)	(50,263)
Less expenses reimbursed by Manager	(45,459)	(61,020)	(117,573)	(111,886)

Total expenses after fees waived and/or reimbursed	747,675	925,424	645,014	308,123

Net investment income	1,301,715	1,372,750	532,910	170,828

Realized and Unrealized Gain
Net realized gain from:
Investments — affiliated	3,339,486	7,495,279	7,098,254	5,771,372
Capital gain distributions received from affiliated investment companies	1,051,043	2,680,035	2,423,313	1,531,310
Allocation from affiliated Master Portfolios	2,614,786	4,381,054	3,864,892	2,232,779
Financial futures contracts	216,446	237,363	163,794	138,894

	7,221,761	14,793,731	13,550,253	9,674,355

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	(1,679,478)	(4,628,745)	(4,804,574)	(4,826,842)
Allocation from affiliated Master Portfolios	291,357	485,034	536,837	361,139
Financial futures contracts	(25,331)	(38,464)	(22,320)	(49,788)

	(1,413,452)	(4,182,175)	(4,290,057)	(4,515,491)

Net realized and unrealized gain	5,808,309	10,611,556	9,260,196	5,158,864

Net Increase in Net Assets Resulting from Operations	$7,110,024	$11,984,306	$9,793,106	$5,329,692

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	25

Statements of Changes in Net Assets

	BlackRock Conservative Prepared Portfolio		BlackRock Moderate Prepared Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase in Net Assets:	2014	2013	2014	2013

Operations
Net investment income	$1,301,715	$1,350,746	$1,372,750	$1,602,296
Net realized gain	7,221,761	2,591,678	14,793,731	5,500,421
Net change in unrealized appreciation/depreciation	(1,413,452)	1,783,481	(4,182,175)	4,375,570

Net increase in net assets resulting from operations	7,110,024	5,725,905	11,984,306	11,478,287

Distributions to Shareholders From[1]
Net investment income:
Institutional	(157,238)	(43,170)	(201,907)	(41,026)
Investor A	(791,681)	(637,546)	(1,376,925)	(569,176)
Investor C	(535,809)	(456,631)	(931,454)	(318,258)
Class R	(165,277)	(162,653)	(489,718)	(199,833)
Net realized gain:
Institutional	(183,312)	(30,932)	(160,297)	—
Investor A	(1,079,205)	(521,537)	(1,250,157)	—
Investor C	(1,034,459)	(544,466)	(1,204,026)	—
Class R	(254,055)	(150,363)	(466,845)	—

Decrease in net assets resulting from distributions to shareholders	(4,201,036)	(2,547,298)	(6,081,329)	(1,128,293)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	19,390,922	13,785,652	27,342,198	5,289,192

Net Assets
Total increase in net assets	22,299,910	16,964,259	33,245,175	15,639,186
Beginning of year	80,794,274	63,830,015	111,876,221	96,237,035

End of year	$103,094,184	$80,794,274	$145,121,396	$111,876,221

Undistributed net investment income, end of year	$1,505,182	$1,185,719	$1,411,675	$2,082,825

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Statements of Changes in Net Assets (concluded)

	BlackRock Growth Prepared Portfolio		BlackRock Aggressive Growth Prepared Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013

Operations
Net investment income	$532,910	$809,659	$170,828	$344,213
Net realized gain	13,550,253	5,073,570	9,674,355	3,822,745
Net change in unrealized appreciation/depreciation	(4,290,057)	4,441,391	(4,515,491)	3,061,235

Net increase in net assets resulting from operations	9,793,106	10,324,620	5,329,692	7,228,193

Distributions to Shareholders From[1]
Net investment income:
Institutional	(55,355)	(47,248)	(27,815)	(18,212)
Investor A	(598,212)	(395,648)	(217,015)	(164,705)
Investor C	(201,512)	(221,638)	(102,904)	(15,364)
Class R	(72,928)	(101,698)	(79,570)	(43,526)

Decrease in net assets resulting from distributions to shareholders	(928,007)	(766,232)	(427,304)	(241,807)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(3,370,874)	10,920,403	(5,608,094)	(1,281,193)

Net Assets
Total increase (decrease) in net assets	5,494,225	20,478,791	(705,706)	5,705,193
Beginning of year	83,025,452	62,546,661	44,963,721	39,258,528

End of year	$88,519,677	$83,025,452	$44,258,015	$44,963,721

Undistributed net investment income, end of year	$1,466,994	$1,079,972	$639,168	$465,046

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	27

Financial Highlights	BlackRock Conservative Prepared Portfolio

	Institutional					Investor A
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$11.78	$11.31	$10.14	$10.19	$9.50	$11.67	$11.21	$10.06	$10.12	$9.45

Net investment income[1]	0.25	0.29	0.32	0.33	0.31	0.20	0.25	0.27	0.28	0.25
Net realized and unrealized gain (loss)	0.79	0.68	1.23	(0.10)	0.70	0.77	0.68	1.22	(0.10)	0.71

Net increase from investment operations	1.04	0.97	1.55	0.23	1.01	0.97	0.93	1.49	0.18	0.96

Distributions from:[2]
Net investment income	(0.31)	(0.29)	(0.31)	(0.28)	(0.32)	(0.26)	(0.26)	(0.27)	(0.24)	(0.29)
Net realized gain	(0.36)	(0.21)	(0.07)	—	—	(0.36)	(0.21)	(0.07)	—	—

Total distributions	(0.67)	(0.50)	(0.38)	(0.28)	(0.32)	(0.62)	(0.47)	(0.34)	(0.24)	(0.29)

Net asset value, end of year	$12.15	$11.78	$11.31	$10.14	$10.19	$12.02	$11.67	$11.21	$10.06	$10.12

Total Return[3]
Based on net asset value	9.04%	8.92%	15.66%	2.15%[4]	10.85%	8.54%	8.55%	15.19%	1.71%[4]	10.31%

Ratios to Average Net Assets
Total expenses	0.47%[5]	0.63%[6]	0.84%[7]	0.77%[8]	0.53%[9]	0.79%[5]	0.97%[6]	1.15%[7]	1.10%[8]	0.91%[9]

Total expenses excluding recoupment of past waived fees	0.47%[5]	0.63%[6]	0.84%[7]	0.77%[8]	0.53%[9]	0.79%[5]	0.97%[6]	1.15%[7]	1.10%[8]	0.91%[9]

Total expenses after fees waived and/or reimbursed and paid indirectly	0.27%[5]	0.35%[6]	0.47%[7]	0.40%[8]	0.13%[9]	0.67%[5]	0.75%[6]	0.87%[7]	0.78%[8]	0.53%[9]

Net investment income	2.05%[5]	2.55%[6]	3.00%[7]	3.11%[8]	3.14%[9]	1.66%[5]	2.17%[6]	2.56%[7]	2.67%[8]	2.62%[9]

Supplemental Data
Net assets, end of year (000)	$9,571	$5,252	$1,692	$1,399	$1,423	$45,095	$34,939	$26,058	$14,922	$12,279

Portfolio turnover rate	46%	45%	48%	144%	49%	46%	45%	48%	144%	49%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 1.65% and 1.41% for the Institutional and Investor A Shares, respectively.

[5]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.37%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.24%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.26%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.42%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.81%.

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Financial Highlights (concluded)	BlackRock Conservative Prepared Portfolio

	Investor C					Class R
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$11.57	$11.12	$9.97	$10.03	$9.37	$11.60	$11.15	$10.00	$10.05	$9.40

Net investment income[1]	0.11	0.16	0.20	0.21	0.19	0.17	0.22	0.25	0.26	0.23
Net realized and unrealized gain (loss)	0.77	0.68	1.21	(0.10)	0.70	0.78	0.67	1.21	(0.09)	0.69

Net increase from investment operations	0.88	0.84	1.41	0.11	0.89	0.95	0.89	1.46	0.17	0.92

Distributions from:[2]
Net investment income	(0.18)	(0.18)	(0.19)	(0.17)	(0.23)	(0.23)	(0.23)	(0.24)	(0.22)	(0.27)
Net realized gain	(0.36)	(0.21)	(0.07)	—	—	(0.36)	(0.21)	(0.07)	—	—

Total distributions	(0.54)	(0.39)	(0.26)	(0.17)	(0.23)	(0.59)	(0.44)	(0.31)	(0.22)	(0.27)

Net asset value, end of year	$11.91	$11.57	$11.12	$9.97	$10.03	$11.96	$11.60	$11.15	$10.00	$10.05

Total Return[3]
Based on net asset value	7.80%	7.74%	14.40%	0.99%[4]	9.61%	8.40%	8.22%	14.94%	1.62%[4]	10.02%

Ratios to Average Net Assets
Total expenses	1.54%[5]	1.73%[6]	1.95%[7]	1.90%[8]	1.69%[9]	1.13%[5]	1.30%[6]	1.56%[7]	1.51%[8]	1.33%[9]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.39%[5]	1.47%[6]	1.59%[7]	1.52%[8]	1.25%[9]	0.88%[5]	0.96%[6]	1.08%[7]	1.01%[8]	0.74%[9]

Net investment income	0.94%[5]	1.46%[6]	1.89%[7]	1.97%[8]	1.93%[9]	1.45%[5]	1.96%[6]	2.40%[7]	2.47%[8]	2.36%[9]

Supplemental Data
Net assets, end of year (000)	$39,413	$32,357	$28,169	$22,824	$23,786	$9,016	$8,247	$7,911	$6,796	$6,751

Portfolio turnover rate	46%	45%	48%	144%	49%	46%	45%	48%	144%	49%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 0.59% and 1.21% for the Investor C and Class R Shares, respectively.

[5]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.37%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.24%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.26%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.42%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.81%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	29

Financial Highlights	BlackRock Moderate Prepared Portfolio

	Institutional					Investor A
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$12.15	$10.96	$9.48	$9.62	$8.94	$12.06	$10.90	$9.43	$9.56	$8.90

Net investment income[1]	0.20	0.26	0.26	0.24	0.18	0.17	0.21	0.22	0.20	0.18
Net realized and unrealized gain (loss)	1.06	1.11	1.50	(0.14)	0.71	1.05	1.11	1.49	(0.13)	0.65

Net increase from investment operations	1.26	1.37	1.76	0.10	0.89	1.22	1.32	1.71	0.07	0.83

Distributions from:[2]
Net investment income	(0.43)	(0.18)	(0.28)	(0.24)	(0.21)	(0.38)	(0.16)	(0.24)	(0.20)	(0.17)
Net realized gain	(0.34)	—	—	—	—	(0.34)	—	—	—	—

Total distributions	(0.77)	(0.18)	(0.28)	(0.24)	(0.21)	(0.72)	(0.16)	(0.24)	(0.20)	(0.17)

Net asset value, end of year	$12.64	$12.15	$10.96	$9.48	$9.62	$12.56	$12.06	$10.90	$9.43	$9.56

Total Return[3]
Based on net asset value	10.73%	12.72%	18.90%	0.85%[4]	10.02%	10.41%	12.25%	18.45%	0.59%[4]	9.47%

Ratios to Average Net Assets
Total expenses	0.45%[5]	0.54%[6]	0.70%[7]	0.64%[8]	0.47%[9]	0.73%[5]	0.81%[6]	0.96%[7]	0.89%[8]	0.68%[9]

Total expenses excluding recoupment of past waived fees	0.45%[5]	0.54%[6]	0.70%[7]	0.64%[8]	0.47%[9]	0.73%[5]	0.81%[6]	0.96%[7]	0.89%[8]	0.68%[9]

Total expenses after fees waived and/or reimbursed and paid indirectly	0.23%[5]	0.27%[6]	0.37%[7]	0.31%[8]	0.09%[9]	0.60%[5]	0.62%[6]	0.74%[7]	0.69%[8]	0.48%[9]

Net investment income	1.61%[5]	2.22%[6]	2.49%[7]	2.34%[8]	1.92%[9]	1.33%[5]	1.88%[6]	2.12%[7]	1.95%[8]	1.91%[9]

Supplemental Data
Net assets, end of year (000)	$14,627	$4,948	$2,141	$1,336	$1,445	$63,500	$49,473	$39,411	$24,336	$24,668

Portfolio turnover rate	60%	51%	57%	147%	50%	60%	51%	57%	147%	50%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 0.53% and 0.27% for the Institutional and Investor A Shares, respectively.

[5]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.43%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.36%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.37%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.50%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.84%.

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Financial Highlights (concluded)	BlackRock Moderate Prepared Portfolio

	Investor C					Class R
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$11.91	$10.78	$9.32	$9.46	$8.81	$12.00	$10.84	$9.38	$9.51	$8.86

Net investment income[1]	0.07	0.12	0.14	0.12	0.11	0.15	0.20	0.21	0.18	0.17
Net realized and unrealized gain (loss)	1.04	1.10	1.48	(0.13)	0.66	1.04	1.11	1.47	(0.12)	0.65

Net increase (decrease) from investment operations	1.11	1.22	1.62	(0.01)	0.77	1.19	1.31	1.68	0.06	0.82

Distributions from:[2]
Net investment income	(0.27)	(0.09)	(0.16)	(0.13)	(0.12)	(0.36)	(0.15)	(0.22)	(0.19)	(0.17)
Net realized gain	(0.34)	—	—	—	—	(0.34)	—	—	—	—

Total distributions	(0.61)	(0.09)	(0.16)	(0.13)	(0.12)	(0.70)	(0.15)	(0.22)	(0.19)	(0.17)

Net asset value, end of year	$12.41	$11.91	$10.78	$9.32	$9.46	$12.49	$12.00	$10.84	$9.38	$9.51

Total Return[3]
Based on net asset value	9.52%	11.39%	17.51%	(0.23)%[4]	8.76%	10.21%	12.19%	18.16%	0.54%[4]	9.34%

Ratios to Average Net Assets
Total expenses	1.50%[5]	1.62%[6]	1.77%[7]	1.68%[8]	1.48%[9]	1.01%[5]	1.12%[6]	1.26%[7]	1.19%[8]	1.01%[9]

Total expenses excluding recoupment of past waived fees	1.49%[5]	1.62%[6]	1.77%[7]	1.68%[8]	1.48%[9]	1.01%[5]	1.12%[6]	1.26%[7]	1.19%[8]	1.01%[9]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.38%[5]	1.42%[6]	1.52%[7]	1.46%[8]	1.24%[9]	0.73%[5]	0.77%[6]	0.87%[7]	0.81%[8]	0.59%[9]

Net investment income	0.56%[5]	1.11%[6]	1.41%[7]	1.22%[8]	1.17%[9]	1.22%[5]	1.76%[6]	2.04%[7]	1.81%[8]	1.84%[9]

Supplemental Data
Net assets, end of year (000)	$50,554	$41,748	$39,805	$36,963	$44,195	$16,440	$15,707	$14,881	$12,385	$13,573

Portfolio turnover rate	60%	51%	57%	147%	50%	60%	51%	57%	147%	50%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (0.55)% and 0.21% for the Investor C and Class R Shares, respectively.

[5]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.43%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.36%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.37%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.50%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.84%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	31

Financial Highlights	BlackRock Growth Prepared Portfolio

	Institutional					Investor A
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$12.32	$10.77	$9.04	$9.19	$8.53	$12.18	$10.65	$8.95	$9.10	$8.45

Net investment income[1]	0.17	0.21	0.22	0.16	0.15	0.11	0.16	0.16	0.12	0.11
Net realized and unrealized gain (loss)	1.35	1.55	1.70	(0.17)	0.62	1.34	1.54	1.70	(0.16)	0.62

Net increase (decrease) from investment operations	1.52	1.76	1.92	(0.01)	0.77	1.45	1.70	1.86	(0.04)	0.73

Distributions from net investment income[2]	(0.20)	(0.21)	(0.19)	(0.14)	(0.11)	(0.17)	(0.17)	(0.16)	(0.11)	(0.08)

Net asset value, end of year	$13.64	$12.32	$10.77	$9.04	$9.19	$13.46	$12.18	$10.65	$8.95	$9.10

Total Return[3]
Based on net asset value	12.43%	16.62%	21.49%	(0.21)%[4]	9.00%	11.95%	16.20%	20.94%	(0.54)%[4]	8.72%

Ratios to Average Net Assets
Total expenses	0.56%[5]	0.65%[6]	0.75%[7]	0.61%[8]	0.47%[9]	0.81%[5]	0.86%[6]	1.00%[7]	0.92%[8]	0.75%[9]

Total expenses excluding recoupment of past waived fees	0.56%[5]	0.65%[6]	0.75%[7]	0.61%[8]	0.47%[9]	0.80%[5]	0.86%[6]	1.00%[7]	0.90%[8]	0.74%[9]

Total expenses after fees waived and/or reimbursed and paid indirectly	0.21%[5]	0.20%[6]	0.29%[7]	0.24%[8]	0.07%[9]	0.59%[5]	0.58%[6]	0.67%[7]	0.61%[8]	0.45%[9]

Net investment income	1.25%[5]	1.80%[6]	2.20%[7]	1.56%[8]	1.74%[9]	0.86%[5]	1.42%[6]	1.59%[7]	1.21%[8]	1.25%[9]

Supplemental Data
Net assets, end of year (000)	$4,242	$3,116	$2,415	$3,178	$3,321	$40,375	$42,946	$24,239	$20,879	$18,737

Portfolio turnover rate	69%	65%	46%	150%	46%	69%	65%	46%	150%	46%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (0.43)% and (0.76)% for the Institutional and Investor A Shares, respectively.

[5]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.49%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.48%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.49%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.59%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.87%.

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Financial Highlights (concluded)	BlackRock Growth Prepared Portfolio

	Investor C					Class R
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$11.96	$10.46	$8.77	$8.92	$8.31	$12.11	$10.58	$8.88	$9.03	$8.41

Net investment income[1]	0.02	0.09	0.09	0.05	0.05	0.09	0.15	0.14	0.10	0.08
Net realized and unrealized gain (loss)	1.31	1.50	1.67	(0.16)	0.62	1.33	1.52	1.69	(0.15)	0.62

Net increase (decrease) from investment operations	1.33	1.59	1.76	(0.11)	0.67	1.42	1.67	1.83	(0.05)	0.70

Distributions from net investment income[2]	(0.08)	(0.09)	(0.07)	(0.04)	(0.06)	(0.13)	(0.14)	(0.13)	(0.10)	(0.08)

Net asset value, end of year	$13.21	$11.96	$10.46	$8.77	$8.92	$13.40	$12.11	$10.58	$8.88	$9.03

Total Return[3]
Based on net asset value	11.14%	15.30%	20.12%	(1.24)%[4]	7.92%	11.75%	16.03%	20.73%	(0.64)%[4]	8.36%

Ratios to Average Net Assets
Total expenses	1.57%[5]	1.67%[6]	1.80%[7]	1.70%[8]	1.57%[9]	1.12%[5]	1.16%[6]	1.29%[7]	1.18%[8]	1.06%[9]

Total expenses excluding recoupment of past waived fees	1.57%[5]	1.67%[6]	1.80%[7]	1.70%[8]	1.57%[9]	1.11%[5]	1.16%[6]	1.29%[7]	1.18%[8]	1.06%[9]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.31%[5]	1.30%[6]	1.39%[7]	1.34%[8]	1.17%[9]	0.76%[5]	0.75%[6]	0.84%[7]	0.79%[8]	0.62%[9]

Net investment income	0.14%[5]	0.77%[6]	0.89%[7]	0.52%[8]	0.55%[9]	0.69%[5]	1.32%[6]	1.44%[7]	1.03%[8]	0.92%[9]

Supplemental Data
Net assets, end of year (000)	$36,037	$29,793	$27,761	$26,464	$31,253	$7,866	$7,171	$8,131	$7,856	$8,476

Portfolio turnover rate	69%	65%	46%	150%	46%	69%	65%	46%	150%	46%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (1.57)% and (0.86)% for the Investor C and Class R Shares, respectively.

[5]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.49%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.48%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.49%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.59%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.87%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	33

Financial Highlights	BlackRock Aggressive Growth Prepared Portfolio

	Institutional					Investor A
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$12.36	$10.44	$8.45	$8.74	$8.06	$12.20	$10.32	$8.35	$8.65	$8.00

Net investment income[1]	0.14	0.16	0.14	0.09	0.07	0.09	0.12	0.09	0.05	0.07
Net realized and unrealized gain (loss)	1.56	1.89	1.96	(0.30)	0.61	1.54	1.86	1.96	(0.30)	0.58

Net increase (decrease) from investment operations	1.70	2.05	2.10	(0.21)	0.68	1.63	1.98	2.05	(0.25)	0.65

Distributions from net investment income[2]	(0.22)	(0.13)	(0.11)	(0.08)	—	(0.17)	(0.10)	(0.08)	(0.05)	—

Net asset value, end of year	$13.84	$12.36	$10.44	$8.45	$8.74	$13.66	$12.20	$10.32	$8.35	$8.65

Total Return[3]
Based on net asset value	13.79%	19.86%	25.05%	(2.55)%[4]	8.44%	13.37%	19.39%	24.72%	(3.00)%[4]	8.13%

Ratios to Average Net Assets
Total expenses	0.75%[5]	0.81%[6]	0.92%[7]	0.77%[8]	0.72%[9]	1.05%[5]	1.09%[6]	1.18%[7]	1.07%[8]	1.00%[9]

Total expenses after fees waived and/or reimbursed and paid indirectly	0.25%[5]	0.22%[6]	0.26%[7]	0.21%[8]	0.09%[9]	0.59%[5]	0.56%[6]	0.60%[7]	0.55%[8]	0.43%[9]

Net investment income	1.01%[5]	1.45%[6]	1.41%[7]	0.91%[8]	0.79%[9]	0.66%[5]	1.09%[6]	0.96%[7]	0.54%[8]	0.79%[9]

Supplemental Data
Net assets, end of year (000)	$2,164	$1,564	$1,754	$2,082	$2,112	$19,697	$22,356	$17,299	$10,287	$8,512

Portfolio turnover rate	56%	59%	61%	117%	46%	56%	59%	61%	117%	46%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (2.67)% and (3.11)% for the Institutional and Investor A Shares, respectively.

[5]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.47%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.54%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.57%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.67%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.89%.

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Financial Highlights (concluded)	BlackRock Aggressive Growth Prepared Portfolio

	Investor C					Class R
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$11.90	$10.05	$8.12	$8.43	$7.86	$12.12	$10.24	$8.29	$8.58	$7.95

Net investment income (loss)[1]	(0.01)	0.04	0.03	(0.01)	(0.01)	0.07	0.11	0.08	0.04	0.03
Net realized and unrealized gain (loss)	1.49	1.82	1.90	(0.30)	0.58	1.52	1.85	1.92	(0.29)	0.60

Net increase (decrease) from investment operations	1.48	1.86	1.93	(0.31)	0.57	1.59	1.96	2.00	(0.25)	0.63

Distributions from net investment income[2]	(0.08)	(0.01)	—	—	—	(0.16)	(0.08)	(0.05)	(0.04)	—

Net asset value, end of year	$13.30	$11.90	$10.05	$8.12	$8.43	$13.55	$12.12	$10.24	$8.29	$8.58

Total Return[3]
Based on net asset value	12.50%	18.54%	23.77%	(3.68)%[4]	7.25%	13.16%	19.29%	24.26%	(2.93)%[4]	7.92%

Ratios to Average Net Assets
Total expenses	1.80%[5]	1.89%[6]	2.04%[7]	1.91%[8]	1.86%[9]	1.30%[5]	1.39%[6]	1.50%[7]	1.39%[8]	1.35%[9]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.34%[5]	1.31%[6]	1.35%[7]	1.30%[8]	1.18%[9]	0.75%[5]	0.72%[6]	0.76%[7]	0.71%[8]	0.59%[9]

Net investment income (loss)	(0.07)%[5]	0.38%[6]	0.28%[7]	(0.14%)[8]	(0.10)%[9]	0.50%[5]	0.98%[6]	0.87%[7]	0.41%[8]	0.41%[9]

Supplemental Data
Net assets, end of year (000)	$14,902	$15,000	$14,704	$14,245	$18,051	$7,496	$6,044	$5,501	$4,774	$5,523

Portfolio turnover rate	56%	59%	61%	117%	46%	56%	59%	61%	117%	46%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (3.80)% and (3.16)% for the Investor C and Class R Shares, respectively.

[5]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.47%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.54%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.57%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.67%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.89%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	35

Notes to Financial Statements

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Conservative Prepared Portfolio (“Conservative Prepared”), BlackRock Moderate Prepared Portfolio (“Moderate Prepared”), BlackRock Growth Prepared Portfolio (“Growth Prepared”) and BlackRock Aggressive Growth Prepared Portfolio (“Aggressive Growth Prepared”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. The Funds are classified as non-diversified. The Funds generally will invest in other registered investment companies, including exchange-traded funds (“ETFs”) (each an “Underlying Fund” and collectively the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the Funds. The Funds may also invest in Master Portfolios that are managed by subsidiaries of BlackRock (the “Master Portfolios”).

As of September 30, 2014, Conservative Prepared’s investment in the Master Total Return Portfolio of Master Bond LLC (the “Master Total Return Portfolio”) was 35.9% of the Fund’s net assets. The financial statements of the Master Total Return Portfolio, including the Schedule of Investments, can be read in conjunction with Conservative Prepared’s financial statements. The Master Total Return Portfolio’s financial statements, included in filings under Master Bond LLC are available, without charge, on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. By owning shares of the Underlying Funds and investing in the Master Portfolios, each of the Funds indirectly invests, to varying degrees, in securities of U.S. and non-U.S. companies, including small and medium sized companies, and in fixed income securities. Equity Underlying Funds may also include funds that invest in real estate related and other similar securities. Fixed income Underlying Funds may include funds that invest in domestic and non-U.S. bonds, U.S. Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the Underlying Funds and Master Portfolios may invest in derivatives.

Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair value of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. The market value of the Funds’ investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the NYSE on days when the NYSE is open. The Funds record their proportionate investment in the Master Portfolios at fair value, which is based upon their pro rata ownership in the net assets of the Master Portfolios.

The Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of

36	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Each Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts) that would be “senior securities” for 1940 Act purposes, such Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of a Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, such Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. The Funds record daily their proportionate share of the Master Portfolios’ income, expenses and realized and unrealized gains and losses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. In addition to the direct expenses borne by the shareholders of the Funds, the shareholders also bear indirectly a proportionate share of the expenses of the Underlying Funds in which the Funds invest. Capital gain distributions from the Underlying Funds are recorded as realized gains.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of September 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	37

Notes to Financial Statements (continued)

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of Growth Prepared’s securities lending agreements by counterparty which are subject to offset under an MSLA as of September 30, 2014:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co.	$3,033,600	$(3,033,600)	—

[1]

Collateral with a value of $3,105,000 has been received in conjunction with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Funds could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as equity risk or interest rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or changes in the value of equity securities (equity risk). Financial futures contracts are agreements between a Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

38	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of September 30, 2014
		Conservative Prepared		Moderate Prepared		Growth Prepared		Aggressive Growth Prepared
		Value
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]	$14,716	—	$63,277	—	$77,256	—	—
Equity contracts	Net unrealized appreciation/depreciation[1]	—	$40,047	—	$101,741	—	$99,576	$49,788
Total		$14,716	$40,047	$63,277	$101,741	$77,256	$99,576	$49,788

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended September 30, 2014
	Conservative Prepared	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared	Conservative Prepared	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared
	Net Realized Gain (Loss) From				Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$21,100	$(92,533)	$(115,176)	—	$14,716	$63,277	$77,256	—
Equity contracts:
Financial futures contracts	195,346	329,896	278,970	$138,894	(40,047)	(101,741)	(99,576)	$(49,788)

Total	$216,446	$237,363	$163,794	$138,894	$(25,331)	$(38,464)	$(22,320)	$(49,788)

For the year ended September 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Conservative Prepared	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared
Financial futures contracts:
Average number of contracts purchased	58	79	66	15
Average number of contracts sold	5	37	39	—
Average notional value of contracts purchased	$6,516,674	$8,571,911	$7,121,336	$1,429,325
Average notional value of contracts sold	$654,078	$4,604,055	$4,859,399	—

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right to offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to a Fund.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	39

Notes to Financial Statements (continued)

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager does not receive any management fees from the Funds for its investment advisory services.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Investor A	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%
Distribution Fee	—	0.75%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Class R shareholders.

For the year ended September 30, 2014, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Investor A	Investor C	Class R	Total
Conservative Prepared	$100,569	$365,491	$44,954	$511,014
Moderate Prepared	$130,966	$457,873	$87,585	$676,424
Growth Prepared	$113,021	$336,129	$36,945	$486,095
Aggressive Growth Prepared	$47,982	$154,284	$35,200	$237,466

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2014, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$67	$1,467	$1,056	$33	$2,623
Moderate Prepared	$61	$1,271	$794	$56	$2,182
Growth Prepared	$75	$1,650	$916	$46	$2,687
Aggressive Growth Prepared	$131	$1,759	$427	$21	$2,338

For the year ended September 30, 2014, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$4,347	$49,043	$46,399	$19,435	$119,224
Moderate Prepared	$9,859	$53,328	$55,105	$23,400	$141,692
Growth Prepared	$4,575	$48,822	$43,059	$12,959	$109,415
Aggressive Growth Prepared	$2,699	$37,308	$29,906	$13,544	$83,457

40	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates. In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee – Class Specific
First $500 Million	0.075%	0.025%
$500 Million - $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

For the year ended September 30, 2014, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$1,966	$10,048	$9,131	$2,247	$23,392
Moderate Prepared	$3,133	$13,087	$11,440	$4,376	$32,036
Growth Prepared	$904	$11,289	$8,398	$1,847	$22,438
Aggressive Growth Prepared	$475	$4,798	$3,856	$1,759	$10,888

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class, which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class R
Conservative Prepared	1.13%	1.53%	2.25%	1.74%
Moderate Prepared	1.09%	1.51%	2.24%	1.59%
Growth Prepared	1.07%	1.45%	2.17%	1.62%
Aggressive Growth Prepared	1.09%	1.43%	2.18%	1.59%

This agreement will automatically renew on February 1 of each year for an additional year until February 1, 2025, unless terminated earlier by the Board, including a majority of the Independent Trustees.

In addition, the Manager has contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class R
Conservative Prepared	0.13%	0.53%	1.25%	0.74%
Moderate Prepared	0.09%	0.51%	1.24%	0.59%
Growth Prepared	0.07%	0.45%	1.17%	0.62%
Aggressive Growth Prepared	0.09%	0.43%	1.18%	0.59%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2015, unless approved by the Board, including a majority of the Independent Trustees. The contractual waiver or reimbursement excludes expenses allocated from the Master Portfolios in which the Funds invest. Such expenses include, but are not limited to, investment advisory fees charged to the Master Portfolios.

These amounts waived or reimbursed are included in administration fees waived, and shown as administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and expenses reimbursed by Manager, respectively, in the Statements of Operations. For the year ended September 30, 2014, the amounts shown as administration fees waived were as follows:

Conservative Prepared	$70,269
Moderate Prepared	$96,205
Growth Prepared	$67,305
Aggressive Growth Prepared	$32,672

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	41

Notes to Financial Statements (continued)

For the year ended September 30, 2014, the Manager reimbursed expenses, which are shown as expenses reimbursed by Manager were as follows:

Conservative Prepared	$45,459
Moderate Prepared	$61,020
Growth Prepared	$117,573
Aggressive Growth Prepared	$111,886

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived
	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$1,966	$675	$8,997	$2,247	$13,885
Moderate Prepared	$3,133	$1,186	$498	$4,376	$9,193
Growth Prepared	$904	$3,148	$8,398	$1,695	$14,145
Aggressive Growth Prepared	$475	$4,679	$3,856	$1,759	$10,769

Transfer Agent Fees Waived
	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$67	—	$863	$33	$963
Moderate Prepared	$61	$261	—	$56	$378
Growth Prepared	$75	$516	$916	$32	$1,539
Aggressive Growth Prepared	$131	$1,458	$427	$21	$2,037

Transfer Agent Fees Reimbursed
	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$4,279	—	$1,469	$9,518	$15,266
Moderate Prepared	$9,759	$335	—	$23,335	$33,429
Growth Prepared	$4,499	$4,249	$8,516	$9,536	$26,800
Aggressive Growth Prepared	$2,558	$18,589	$15,599	$13,517	$50,263

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2014, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

	Investor A	Investor C	Class R	Total
Conservative Prepared	$2,002	—	—	$2,002
Moderate Prepared	—	$3,024	—	$3,024
Growth Prepared	$6,224	—	$137	$6,361

42	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

On September 30, 2014, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires September 30,
	2015	2016
Conservative Prepared
Fund Level	$146,983	$115,728
Institutional	$2,217	$6,312
Investor A	$6,745	$675
Investor C	$18,309	$11,329
Class R	$11,830	$11,798
Moderate Prepared
Fund Level	$187,158	$157,225
Institutional	$2,647	$12,953
Investor A	—	$1,782
Investor C	$7,588	$498
Class R	$26,261	$27,767
Growth Prepared
Fund Level	$190,742	$184,878
Institutional	$5,190	$5,478
Investor A	$3,019	$7,913
Investor C	$24,128	$17,830
Class R	$10,196	$11,263
Aggressive Growth Prepared
Fund Level	$165,280	$144,558
Institutional	$2,988	$3,164
Investor A	$26,009	$24,726
Investor C	$25,407	$19,882
Class R	$15,311	$15,297

The following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2014:

Conservative Prepared
Fund Level	$150,627
Institutional	$1,382
Investor A	$1,052
Investor C	$22,532
Class R	$15,221
Moderate Prepared
Fund Level	$182,614
Institutional	$2,008
Investor C	$11,545
Class R	$23,885
Growth Prepared
Fund Level	$187,416
Institutional	$3,916
Investor C	$28,964
Class R	$11,770
Aggressive Growth Prepared
Fund Level	$166,944
Institutional	$3,465
Investor A	$13,701
Investor C	$31,688
Class R	$13,755

For the year ended September 30, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Conservative Prepared	$21,298
Moderate Prepared	$23,862
Growth Prepared	$12,278
Aggressive Growth Prepared	$5,410

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	43

Notes to Financial Statements (continued)

For the year ended September 30, 2014, affiliates received CDSCs as follows:

	Investor A	Investor C
Conservative Prepared	$3	$3,612
Moderate Prepared	—	$5,361
Growth Prepared	$86,328	$2,870
Aggressive Growth Prepared	—	$2,952

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective February 1, 2014, each Fund retains 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 80% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to February 1, 2014, each Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income.

The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended September 30, 2014, each Fund paid BIM the following amounts for securities lending agent services:

Conservative Prepared	$1,072
Moderate Prepared	$7,979
Growth Prepared	$7,721
Aggressive Growth Prepared	$2,076

The Funds recorded payments from an affiliate to compensate for foregone securities lending revenue, which is shown as other income — affiliated in the Statements of Operations.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

6. Purchases and Sales:

Purchases and sales of investments in the Underlying Funds and Master Portfolios, excluding short-term securities, for the year ended September 30, 2014, were as follows:

	Purchases	Sales
Conservative Prepared	$56,514,691	$40,063,974
Moderate Prepared	$94,326,864	$73,336,875
Growth Prepared	$59,057,019	$62,488,023
Aggressive Growth Prepared	$23,735,869	$33,025,105

44	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended September 30, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of September 30, 2014, the following permanent differences attributable to foreign currency transactions, the recognition of partnership income and distributions received from a regulated investment company were reclassified to the following accounts:

	Conservative Prepared	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared
Undistributed net investment income	$667,753	$956,104	$782,119	$430,598
Undistributed net realized gain	$(667,753)	$(956,104)	$(782,119)	$(430,598)

The tax character of distributions paid was as follows:

	Conservative Prepared	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared
Ordinary income
9/30/14	$2,209,152	$3,394,304	$928,007	$427,304
9/30/13	2,094,990	1,128,293	766,232	241,807
Long-term capital gains
9/30/14	1,991,884	2,687,025	—	—
9/30/13	452,308	—	—	—
Total
9/30/14	$4,201,036	$6,081,329	$928,007	$427,304

9/30/13	$2,547,298	$1,128,293	$766,232	$241,807

As of September 30, 2014, the tax components of accumulated net earnings were as follows:

	Conservative Prepared	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared
Undistributed ordinary income	$2,274,055	$3,037,602	$1,353,269	$616,059
Undistributed long-term capital gains	4,674,723	9,980,842	5,875,266	5,315,644
Net unrealized gains[1]	5,471,370	10,550,950	9,219,718	5,660,023
Total	$12,420,148	$23,569,394	$16,448,253	$11,591,726

[1]	The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

During the year ended September 30, 2014, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

Growth Prepared	$6,065,878
Aggressive Growth Prepared	$2,744,992

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	45

Notes to Financial Statements (continued)

As of September 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Conservative Prepared	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared
Tax cost	$97,506,230	$133,564,035	$81,669,426	$38,661,543

Gross unrealized appreciation	$14,948,891	$21,761,513	$15,653,031	$9,984,185
Gross unrealized depreciation	(9,477,521)	(11,210,564)	(6,433,313)	(4,324,164)

Net unrealized appreciation	$5,471,370	$10,550,949	$9,219,718	$5,660,021

8. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the year ended September 30, 2014.

9. Principal Risks:

In the normal course of business, through their investments in the Underlying Funds and Master Portfolios, the Funds enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

46	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013
Conservative Prepared	Shares	Amount	Shares	Amount
Institutional
Shares sold	487,561	$5,791,256	364,512	$4,199,851
Shares issued in reinvestment of distributions	26,465	307,259	6,457	70,579
Shares redeemed	(172,092)	(2,064,799)	(74,694)	(853,891)

Net increase	341,934	$4,033,716	296,275	$3,416,539

Investor A
Shares sold	1,570,943	$18,590,020	1,521,534	$17,160,596
Shares issued in reinvestment of distributions	156,057	1,797,775	101,383	1,101,027
Shares redeemed	(970,735)	(11,495,492)	(952,471)	(10,810,187)

Net increase	756,265	$8,892,303	670,446	$7,451,436

Investor C
Shares sold	1,174,605	$13,803,199	972,487	$10,942,561
Shares issued in reinvestment of distributions	129,834	1,489,192	86,672	937,794
Shares redeemed	(791,639)	(9,300,426)	(795,362)	(8,941,784)

Net increase	512,800	$5,991,965	263,797	$2,938,571

Class R
Shares sold	320,504	$3,755,139	366,039	$4,107,957
Shares issued in reinvestment of distributions	36,527	419,332	28,956	313,015
Shares redeemed	(313,679)	(3,701,533)	(393,950)	(4,441,866)

Net increase (decrease)	43,352	$472,938	1,045	$(20,894)

Total Net Increase	1,654,351	$19,390,922	1,231,563	$13,785,652

Moderate Prepared
Institutional
Shares sold	2,150,991	$26,232,899	244,084	$2,853,074
Shares issued in reinvestment of distributions	28,834	348,891	3,481	37,805
Shares redeemed	(1,430,060)	(17,946,424)	(35,576)	(406,686)

Net increase	749,765	$8,635,366	211,989	$2,484,193

Investor A
Shares sold	2,364,447	$29,279,469	1,265,991	$14,505,483
Shares issued in reinvestment of distributions	212,525	2,560,930	51,406	555,700
Shares redeemed	(1,622,929)	(20,101,329)	(831,986)	(9,447,294)

Net increase	954,043	$11,739,070	485,411	$5,613,889

Investor C
Shares sold	1,309,228	$16,039,286	682,447	$7,719,824
Shares issued in reinvestment of distributions	164,381	1,969,272	26,913	289,052
Shares redeemed	(906,450)	(11,059,058)	(896,670)	(10,090,940)

Net increase (decrease)	567,159	$6,949,500	(187,310)	$(2,082,064)

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	47

Notes to Financial Statements (continued)

	Year Ended September 30, 2014		Year Ended September 30, 2013
Moderate Prepared (concluded)	Shares	Amount	Shares	Amount
Class R
Shares sold	408,197	$5,011,251	405,490	$4,605,339
Shares issued in reinvestment of distributions	79,713	956,561	18,571	199,832
Shares redeemed	(481,075)	(5,949,550)	(487,229)	(5,531,997)

Net increase (decrease)	6,835	$18,262	(63,168)	$(726,826)

Total Net Increase	2,277,802	$27,342,198	446,922	$5,289,192

Growth Prepared
Institutional
Shares sold	164,559	$2,185,710	80,121	$890,590
Shares issued in reinvestment of distributions	3,658	47,804	3,970	42,086
Shares redeemed	(109,941)	(1,467,606)	(55,461)	(651,265)

Net increase	58,276	$765,908	28,630	$281,411

Investor A
Shares sold	1,526,040	$19,803,443	1,805,740	$20,668,985
Shares issued in reinvestment of distributions	44,356	573,961	35,673	374,926
Shares redeemed	(2,095,947)	(27,582,959)	(591,555)	(6,644,940)

Net increase (decrease)	(525,551)	$(7,205,555)	1,249,858	$14,398,971

Investor C
Shares sold	777,226	$9,984,913	430,343	$4,792,430
Shares issued in reinvestment of distributions	14,374	183,550	19,420	201,586
Shares redeemed	(554,322)	(7,098,044)	(614,276)	(6,766,094)

Net increase (decrease)	237,278	$3,070,419	(164,513)	$(1,772,078)

Class R
Shares sold	260,703	$3,417,893	258,946	$2,875,646
Shares issued in reinvestment of distributions	5,654	72,928	9,722	101,697
Shares redeemed	(271,395)	(3,492,467)	(444,866)	(4,965,244)

Net decrease	(5,038)	$(1,646)	(176,198)	$(1,987,901)

Total Net Increase (Decrease)	(235,035)	$(3,370,874)	937,777	$10,920,403

Aggressive Growth Prepared
Institutional
Shares sold	57,237	$778,748	45,130	$509,773
Shares issued in reinvestment of distributions	1,452	19,293	1,130	11,645
Shares redeemed	(28,870)	(395,092)	(87,684)	(975,109)

Net increase (decrease)	29,819	$402,949	(41,424)	$(453,691)

Investor A
Shares sold	553,412	$7,322,717	650,209	$7,229,105
Shares issued in reinvestment of distributions	16,127	212,082	15,915	162,175
Shares redeemed	(959,832)	(12,469,385)	(510,969)	(5,617,091)

Net increase (decrease)	(390,293)	$(4,934,586)	155,155	$1,774,189

48	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Notes to Financial Statements (concluded)

	Year Ended September 30, 2014		Year Ended September 30, 2013
Aggressive Growth Prepared (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	241,251	$3,119,323	292,016	$3,144,280
Shares issued in reinvestment of distributions	7,437	95,716	1,440	14,523
Shares redeemed	(388,739)	(5,010,030)	(496,263)	(5,329,869)

Net decrease	(140,051)	$(1,794,991)	(202,807)	$(2,171,066)

Class R
Shares sold	198,410	$2,614,052	216,548	$2,376,384
Shares issued in reinvestment of distributions	6,097	79,569	4,296	43,525
Shares redeemed	(150,031)	(1,975,087)	(259,276)	(2,850,534)

Net increase (decrease)	54,476	$718,534	(38,432)	$(430,625)

Total Net Decrease	(446,049)	$(5,608,094)	(127,508)	$(1,281,193)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds II and Shareholders of BlackRock Conservative Prepared Portfolio, BlackRock Moderate Prepared Portfolio, BlackRock Growth Prepared Portfolio and BlackRock Aggressive Growth Prepared Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Conservative Prepared Portfolio, BlackRock Moderate Prepared Portfolio, BlackRock Growth Prepared Portfolio, and BlackRock Aggressive Growth Prepared Portfolio (collectively the “Funds”), each a series of BlackRock Funds II, as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Conservative Prepared Portfolio, BlackRock Moderate Prepared Portfolio, BlackRock Growth Prepared Portfolio, and BlackRock Aggressive Growth Prepared Portfolio, each of BlackRock Funds II as of September 30, 2014, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 25, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds during the fiscal year ended September 30, 2014:

	Payable Dates	Qualified Dividend Income for Individuals[1]	Distributions Qualifying for the Dividends Received Deduction for Corporations[1]	Federal Obligation Interest[2]	Interest-Related Distributions and Qualified Short-Term Capital Gains for non-U.S. Residents[3]
Conservative Prepared	12/27/13	24.15%	18.16%	4.66%	52.36%
Moderate Prepared	12/27/13	48.46%	36.95%	2.81%	31.36%
Growth Prepared	12/27/13	100.00%	89.04%	2.13%	25.03%
Aggressive Growth Prepared	12/27/13	100.00%	100.00%	—	—

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the distributions you received is exempt from state income taxes.

[3]	Represents the portion of the taxable ordinary income distributions eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, Conservative Prepared and Moderate Prepared distributed long-term capital gains of $0.278837 and $0.300766, respectively, per share to shareholders of record on December 24, 2013.

50	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met in person on April 8, 2014 (the “April Meeting”) and May 13-14, 2014 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of BlackRock Aggressive Growth Prepared Portfolio (the “Aggressive Growth Portfolio”), BlackRock Conservative Prepared Portfolio (the “Conservative Portfolio”), BlackRock Growth Prepared Portfolio (the “Growth Portfolio”) and BlackRock Moderate Prepared Portfolio (the “Moderate Portfolio”) (each, a “Fund,” and collectively, the “Funds”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; manager capacity and the potential for closing certain funds to new investments; portfolio managers’ investments in funds they manage; supplemental service agreements with third party distribution partners; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper;1 (b) a discussion of fall-out benefits to BlackRock

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	51

Disclosure of Investment Advisory Agreement (continued)

and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2015. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

52	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Disclosure of Investment Advisory Agreement (continued)

The Board noted that for each of the one-, three- and five-year periods reported, the Aggressive Growth Portfolio ranked in the third quartile against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Aggressive Growth Portfolio’s underperformance during these periods. The Board was informed that, among other things, the primary detractor was the performance of the underlying equity funds.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Aggressive Growth Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Aggressive Growth Portfolio’s portfolio managers in seeking to improve the Aggressive Growth Portfolio’s performance.

The Board noted that for each of the one-, three- and five-year periods reported, the Conservative Prepared Portfolio ranked in the first quartile against its Lipper Performance Universe.

The Board noted that for each of the one-, three- and five-year periods reported, the Growth Prepared Portfolio ranked in the first quartile against its Lipper Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the Moderate Prepared Portfolio ranked in the first, second and second quartiles, respectively, against its Lipper Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board noted that BlackRock does not charge the Funds an advisory fee. The Board reviewed BlackRock’s profitability with respect to other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that BlackRock will not receive any advisory fees from the Funds for its investment advisory service, and that the varying fee structure for fund of funds can limit the value of management fee comparisons. The Board also noted that the Aggressive Growth Portfolio’s, Conservative Portfolio’s, Growth Portfolio’s and Moderate Portfolio’s contractual management fee rate ranked in the first, first, second and second quartiles, respectively, and that each Fund’s actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board further noted that BlackRock has contractually agreed to a cap on each Fund’s total expenses as a percentage of each Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund. In its

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	53

Disclosure of Investment Advisory Agreement (concluded)

consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

54	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Robert M. Hernandez 1944	Chairman of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 97 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.
Fred G. Weiss 1941	Vice Chairman of the Board and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 97 Portfolios	Actavis, plc (pharmaceuticals)
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 97 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 97 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	29 RICs consisting of 97 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	29 RICs consisting of 97 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 97 Portfolios	None
John F. O’Brien 1943	Trustee	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 97 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s, Inc. (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.	29 RICs consisting of 97 Portfolios	None

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	55

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
David H. Walsh 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	29 RICs consisting of 97 Portfolios	None

[1]    The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Trust’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 74.

[3]    Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[4]
Paul L. Audet 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 331 Portfolios	None
Laurence D. Fink 1952	Trustee	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees; Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 97 Portfolios	BlackRock, Inc.
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 331 Portfolios	None

[4]    Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

56	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principle of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2004; Director of BlackRock from 2010 to 2013; Assistant Secretary to the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective September 10, 2014, Brendan Kyne resigned as a Vice President of the Trust and Jennifer McGovern became a Vice President of the Trust.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (U.S.) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	57

Additional Information

General Information
Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com

2)	Select “Access Your Account”

3)	Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

58	BLACKROCK FUNDS II	SEPTEMBER 30, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	SEPTEMBER 30, 2014	59

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

PREPARE-9/14-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Aggressive Growth Prepared Portfolio	$24,713	$24,363	$0	$0	$12,850	$12,850	$0	$0
BlackRock Conservative Prepared Portfolio	$24,713	$24,363	$0	$0	$12,850	$12,850	$0	$0
BlackRock Core Bond Portfolio	$56,738	$50,263	$0	$0	$15,100	$15,100	$0	$0
BlackRock GNMA Portfolio	$42,413	$41,188	$0	$0	$15,100	$15,100	$0	$0
BlackRock Growth Prepared Portfolio	$24,713	$24,363	$0	$0	$12,850	$12,850	$0	$0
BlackRock High Yield Bond Portfolio	$52,788	$51,038	$0	$0	$34,510	$34,510	$0	$0
BlackRock Inflation Protected Bond Portfolio	$33,488	$32,263	$0	$0	$15,100	$15,100	$0	$0
BlackRock Investment Grade Bond Portfolio	$44,438	$43,563	$0	$0	$15,100	$15,100	$0	$0
BlackRock Low Duration Bond Portfolio	$47,638	$43,263	$0	$0	$15,100	$14,100	$0	$0

BlackRock Moderate Prepared Portfolio	$24,713	$24,363	$0	$0	$12,850	$12,850	$0	$0
BlackRock Secured Credit Portfolio	$53,888	$52,663	$0	$0	$15,100	$15,100	$0	$0
BlackRock U.S. Government Bond Portfolio	$43,063	$40,263	$0	$0	$15,100	$15,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Aggressive Growth Prepared Portfolio	$12,850	$12,850
BlackRock Conservative Prepared Portfolio	$12,850	$12,850
BlackRock Core Bond Portfolio	$15,100	$15,100
BlackRock GNMA Portfolio	$15,100	$15,100
BlackRock Growth Prepared Portfolio	$12,850	$12,850
BlackRock High Yield Bond Portfolio	$34,510	$34,510
BlackRock Inflation Protected Bond Portfolio	$15,100	$15,100
BlackRock Investment Grade Bond Portfolio	$15,100	$15,100
BlackRock Low Duration Bond Portfolio	$15,100	$14,100
BlackRock Moderate Prepared Portfolio	$12,850	$12,850
BlackRock Secured Credit Portfolio	$15,100	$15,100
BlackRock U.S. Government Bond Portfolio	$15,100	$15,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: December 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: December 2, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: December 2, 2014